UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02794

MFS SERIES TRUST III

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: January 31

Date of reporting period: January 31, 2019

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

January 31, 2019

MFS® Global High Yield Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

HYO-ANN

MFS® Global High Yield Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as Brexit have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that has prevailed for much of the past several years. Against this more challenging backdrop, equity markets in the United States have outperformed most international markets on a relative basis over the past 12 months, though broad market returns have been modestly negative on an absolute basis. Global economic growth has become less synchronized over the past few quarters, with Europe, China, and some emerging markets having shown signs of significantly slowing growth. While U.S. growth has remained above average, its pace slowed in the second half of 2018.

A decelerating global economy and tighter financial conditions have prompted the U.S. Federal Reserve to reassess its monetary policy outlook. Fed chairman Jerome Powell recently acknowledged that the next change in policy rates could be either a hike or a cut, suggesting that the tightening cycle begun in late 2015 may have come to an end. The Fed has also signaled that it is likely to maintain a larger-than-expected balance sheet, meaning that monetary conditions will likely tighten less over time than earlier feared. U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. short-term interest rates, declining equity valuations, and a stronger dollar. With the Republicans losing control of the U.S. House of Representatives, further meaningful U.S. fiscal stimulus appears less likely over the remainder of this presidential term. The recent partial U.S. government shutdown has also added to political uncertainty as the competing budgetary priorities of the House of Representatives and the White House will likely remain a source of friction going forward.

Globally, inflation remains largely subdued thanks in part to lower oil prices, but tight labor markets will keep investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — a NAFTA replacement has been worked out between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions between the U.S. and China remain high, though the two sides recently returned to the negotiating table.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring that our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

March 19, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Cable TV	7.9%
Utilities – Electrical Power	4.9%
Metals & Mining	4.3%
Wireless Communications	4.3%
Conglomerates	3.8%

Composition including fixed income credit quality (a)(i)
BBB	2.6%
BB	50.6%
B	35.0%
CCC	6.9%
CC	0.2%
C (o)	0.0%
Not Rated	(2.8)%
Non-Fixed Income	0.4%
Cash & Cash Equivalents	4.1%
Other	3.0%

Portfolio facts (i)
Average Duration (d)	3.9
Average Effective Maturity (m)	6.4 yrs.

Issuer country weightings (i)(x)
United States	57.1%
United Kingdom	5.0%
Brazil	4.4%
Canada	3.7%
France	3.0%
Germany	2.9%
Netherlands	2.5%
Luxembourg	2.3%
South Africa	1.7%
Other Countries	17.4%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and including fixed income derivatives, which have not been rated by any rating agency. Non-Fixed Income includes any equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not hold all of these instruments. The fund is not rated by these agencies.

2

Portfolio Composition – continued

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of the portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

The fund invests a portion of its assets in the MFS High Yield Pooled Portfolio. Percentages include the indirect exposure to the underlying holdings, including investments in money market funds and Other, of the MFS High Yield Pooled Portfolio and not the direct exposure from investing in the MFS High Yield Pooled Portfolio itself.

Cash & Cash Equivalents includes any direct exposure to cash, direct and indirect exposure to investments in money market funds, cash equivalents, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s direct cash position and other assets and liabilities.

Other includes the direct and indirect equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of January 31, 2019.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2019, Class A shares of the MFS Global High Yield Fund (“fund”) provided a total return of 0.50%, at net asset value. This compares with a return of 1.38% for the fund’s benchmark, the BofA Merrill Lynch Global High Yield – Constrained Index (USD Hedged).

In addition to investing directly in portfolio securities, the fund also invests indirectly in portfolio securities through investment in the MFS High Yield Pooled Portfolio, a mutual fund also advised by MFS. The discussion below reflects both the fund’s direct and indirect investments.

Market Environment

The global economy decelerated during the reporting period, led by weakness in China and Europe as business and investor sentiment was undermined by growing trade frictions. Slower growth, along with tighter financial conditions, contributed to an uptick in market volatility late in the period. Equity valuations fell and credit spreads widened, fueled in part by concerns that the US Federal Reserve was on course to further tighten monetary policy after it lifted rates for a fourth time during the period and indicated its intention to hike several more times while allowing its balance sheet to run off at its predetermined pace.

The market’s negative reaction to these policy signals prompted the Fed to reverse course at the end of the period and indicated that its policy was on hold as inflation pressures abated. The Fed also indicated that it will maintain a larger balance sheet than it had previously. These dovish shifts helped equity valuations rebound, reduced volatility and narrowed credit spreads. Central banks globally are tilting more dovish as well, with China lowering reserve requirements, The Bank of Canada and Bank of England holding rates steady and the European Central Bank acknowledging that it may not be able to hike rates in the fall of 2019 as it had earlier projected.

Emerging markets experienced considerable volatility during the period as tighter global financial conditions exposed structural weakness in some countries. Those pressures were somewhat relieved at the end of the period as the Fed adopted its more dovish posture. However, slowing global growth and ongoing trade frictions remained concerns.

From a geopolitical perspective, a fractious Eurosceptic Italian coalition government, large-scale protests in France over stagnant wages and news that Germany’s Angela Merkel will not seek another term as chancellor were sources of uncertainty in Europe. In emerging markets, new Brazilian president Jair Bolsanaro took office, with markets generally encouraged by his market-friendly agenda. In contrast, markets were nervous about the less-market-friendly approach of Mexico’s new president Andres Manuel Lopez Obrador. For much of the period, the contentious US-China trading relationship was a drag on global sentiment, although tentative signs of progress toward resolution helped steady markets late in the period. Concerns persisted about slowing Chinese economic activity.

4

Management Review – continued

Detractors from Performance

Relative to the BofA Merrill Lynch Global High Yield – Constrained Index (USD Hedged), the fund’s asset allocation decisions detracted from performance, led by its underweight exposure to bonds in the other industrials sector, its out-of-benchmark exposure to sovereign bonds and its overweight position in the basic industry sector. From a quality perspective, an underweight position in strong-performing ‘C’-rated (r) bonds weakened relative results. Additionally, the fund’s cash and/or cash equivalents position, which was greater than that of the benchmark, hindered relative returns.

Security selection, notably within the United States, within the ‘B’ and ‘CCC’-rated bonds and within the energy and communications sectors further weakened relative returns.

Top individual detractors for the reporting period included the fund’s overweight exposures to independent exploration and production company Alta Mesa Resources (h) (energy) and auto manufacturer Jaguar Land Rover Automotive (consumer cyclical).

Contributors to Performance

During the reporting period, the fund’s yield curve (y) positioning, particularly the fund’s lesser exposure to shifts in the short end (centered around maturities of two or less years) of the yield curve, and greater exposure to shifts in the middle (centered around maturities of 5 to 10 years) of the yield curve, benefited relative performance as short-term interest rates generally increased more than rates in the middle of the yield curve throughout the period.

Security selection outside of the United States was also a positive factor that impacted relative returns. Specifically, strong selection within the Europe/UK region, within ‘B’ and ‘CCC’ rated bonds and within the energy and communications sectors helped relative returns. Security selection with the emerging markets region, within ‘B’-rated securities and within the electric utility sector also helped relative results.

Top individual contributors for the reporting period included the fund’s overweight positions in metering company Blitz (other industrials) and chemicals producer Consolidated Energy Finance (basic industry).

Respectfully,

Portfolio Manager(s)

David Cole, Matt Ryan, and Michael Skatrud

(h)	Security was not held in the fund at period end.
(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

5

Management Review – continued

Note to Shareholders: Effective March 1, 2018, Michael Skatrud became a Portfolio Manager of the Fund. Effective September 1, 2018, William Adams is no longer a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 1/31/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 1/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	7/01/98	0.50%	3.60%	9.94%
B	7/01/98	(0.25)%	2.80%	9.12%
C	7/01/98	(0.26)%	2.83%	9.14%
I	7/01/98	0.75%	3.83%	10.19%
R1	6/02/08	(0.42)%	2.80%	9.10%
R2	6/02/08	0.25%	3.32%	9.67%
R3	6/02/08	0.50%	3.60%	9.94%
R4	6/02/08	0.77%	3.81%	10.27%
R6	6/02/08	0.85%	3.93%	10.23%

Comparative benchmark(s)
BofA Merrill Lynch Global High Yield – Constrained Index (USD Hedged) (f)		1.38%	5.05%	11.45%

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(3.77)%	2.71%	9.47%
B With CDSC (Declining over six years from 4% to 0%) (v)		(4.09)%	2.47%	9.12%
C With CDSC (1% for 12 months) (v)		(1.22)%	2.83%	9.14%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

BofA Merrill Lynch Global High Yield – Constrained Index (USD Hedged) – tracks the performance of below investment grade corporate debt of issuers domiciled in countries having an investment grade foreign currency long-term debt rating (based on an average of Moody’s and S&P). The Index is weighted by outstanding issuance, but constrained such that the percentage of any one issuer may not represent more than 2% of the Index.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

8

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, August 1, 2018 through January 31, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying MFS Pooled Portfolio in which the fund invests. MFS Pooled Portfolios are mutual funds advised by MFS that do not pay management fees to MFS but do incur investment and operating costs. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2018 through January 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/18	Ending Account Value 1/31/19	Expenses Paid During Period (p) 8/01/18-1/31/19
A	Actual	1.05%	$1,000.00	$1,012.76	$5.33
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
B	Actual	1.80%	$1,000.00	$1,008.98	$9.11
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
C	Actual	1.80%	$1,000.00	$1,007.29	$9.11
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
I	Actual	0.80%	$1,000.00	$1,014.02	$4.06
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
R1	Actual	1.80%	$1,000.00	$1,007.31	$9.11
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
R2	Actual	1.29%	$1,000.00	$1,011.51	$6.54
	Hypothetical (h)	1.29%	$1,000.00	$1,018.70	$6.56
R3	Actual	1.05%	$1,000.00	$1,012.76	$5.33
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
R4	Actual	0.80%	$1,000.00	$1,014.09	$4.06
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
R6	Actual	0.70%	$1,000.00	$1,014.52	$3.55
	Hypothetical (h)	0.70%	$1,000.00	$1,021.68	$3.57

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class R2 shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

11

PORTFOLIO OF INVESTMENTS

1/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 34.5%

Issuer	Shares/Par		Value ($)
Aerospace - 0.4%
TA Manufacturing Ltd., 3.625%, 4/15/2023	EUR	1,225,000	$1,419,606

Apparel Manufacturers - 0.2%
PVH Corp., 3.125%, 12/15/2027	EUR	720,000	$800,154

Asset-Backed & Securitized - 0.0%
Lehman Brothers Commercial Conduit Mortgage Trust, 1.119%, 2/18/2030 (i)		$26,189	$0

Automotive - 1.2%
IHO Verwaltungs GmbH, 3.75%, 9/15/2026	EUR	1,200,000	$1,294,213
Jaguar Land Rover Automotive PLC, 4.5%, 10/01/2027 (n)		$990,000	732,600
LKQ European Holdings B.V., 3.625%, 4/01/2026 (n)	EUR	350,000	393,759
LKQ Italia Bondco S.p.A., 3.875%, 4/01/2024		1,155,000	1,367,821

			$3,788,393
Broadcasting - 1.1%
Arqiva Broadcast Finance PLC, 6.75%, 9/30/2023	GBP	1,100,000	$1,500,309
United Group B.V., 4.375%, 7/01/2022 (n)	EUR	1,127,000	1,293,187
United Group B.V., 4.375%, 7/01/2022		285,000	327,026
WMG Acquisition Corp., 4.125%, 11/01/2024		495,000	589,217

			$3,709,739
Building - 0.8%
Elementia S.A. de C.V., 5.5%, 1/15/2025 (n)		$1,264,000	$1,185,000
Grupo Cementos de Chihuahua S.A.B. de C.V., 5.25%, 6/23/2024 (n)		1,355,000	1,334,675

			$2,519,675
Business Services - 0.4%
Worldpay Finance PLC, 3.75%, 11/15/2022	EUR	1,019,000	$1,251,514

Cable TV - 2.3%
Altice Financing S.A., 7.5%, 5/15/2026 (n)		$525,000	$497,438
Unitymedia Hessen NRW GmbH, 6.25%, 1/15/2029	EUR	1,525,500	1,920,696
Unitymedia KabelBW GmbH, 6.125%, 1/15/2025 (n)		$200,000	206,500
Videotron Ltd., 5.375%, 6/15/2024 (n)		1,590,000	1,660,596
Virgin Media Secured Finance PLC, 5.25%, 1/15/2026 (n)		485,000	477,725
VTR Finance B.V., 6.875%, 1/15/2024 (n)		1,456,000	1,499,534
Ziggo Bond Co. B.V., 3.75%, 1/15/2025	EUR	1,000,000	1,165,580

12

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Cable TV - continued
Ziggo Bond Finance B.V., 5.875%, 1/15/2025 (n)		$265,000	$248,438

			$7,676,507
Chemicals - 1.7%
Consolidated Energy Finance S.A., 6.875%, 6/15/2025 (n)		$1,664,000	$1,639,040
OCI N.V., 5%, 4/15/2023	EUR	600,000	720,157
Sasol Financing USA LLC, 6.5%, 9/27/2028		$951,000	1,003,961
SPCM S.A., 2.875%, 6/15/2023	EUR	1,367,000	1,580,271
Starfruit U.S. Holding Co. LLC/Starfruit Finance B.V. , 6.5%, 10/01/2026 (n)		350,000	385,948
Starfruit U.S. Holding Co. LLC/Starfruit Finance B.V. , 6.5%, 10/01/2026		130,000	143,352

			$5,472,729
Conglomerates - 1.3%
Blitz F18-674 GmbH, 6%, 7/30/2026	EUR	1,100,000	$1,257,486
Colfax Corp., 3.25%, 5/15/2025		1,325,000	1,460,936
Grupo KUO S.A.B. de C.V., 5.75%, 7/07/2027 (n)		$1,555,000	1,488,912

			$4,207,334
Construction - 0.3%
Empresas ICA S.A.B. de C.V., 8.375%, 7/24/2019 (a)(d)(n)		$150,000	$24,375
Empresas ICA S.A.B. de C.V., 8.375%, 7/24/2019 (a)(d)		291,000	47,288
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/2024 (a)(d)(n)		915,000	144,113
Empresas ICA S.A.B. de C.V., 8.9%, 2/04/2021 (a)(d)		1,639,000	258,142
Mattamy Group Corp., 6.5%, 10/01/2025 (n)		515,000	477,662

			$951,580
Consumer Products - 0.7%
Coty, Inc., 4.75%, 4/15/2026 (n)	EUR	870,000	$882,529
Energizer Gamma Acquisition B.V. , 4.625%, 7/15/2026		395,000	443,251
International Design Group S.P.A., 6.5%, 11/15/2025		170,000	185,339
International Design Group S.P.A., 6.5%, 11/15/2025 (n)		715,000	779,516

			$2,290,635
Containers - 0.5%
ARD Finance S.A., 6.625%, 9/15/2023	EUR	160,000	$175,353
San Miguel Industrias PET S.A., 4.5%, 9/18/2022 (n)		$1,359,000	1,332,567

			$1,507,920
Emerging Market Quasi-Sovereign - 2.7%
CEMIG Geracao e Transmissao S.A., 9.25%, 12/05/2024 (n)		$1,450,000	$1,585,212
Eskom Holdings SOC Ltd., 6.35%, 8/10/2028 (n)		1,000,000	1,024,550
KazAgro National Management Holding, 4.625%, 5/24/2023		1,400,000	1,418,267

13

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Quasi-Sovereign - continued
Petrobras Global Finance B.V., 6.25%, 3/17/2024		$500,000	$526,125
Petrobras Global Finance B.V., 5.299%, 1/27/2025		813,000	812,472
Petrobras Global Finance B.V., 5.999%, 1/27/2028		1,413,000	1,410,174
PT Indonesia Asahan Aluminium (Persero), 5.71%, 11/15/2023 (n)		577,000	607,402
Southern Gas Corridor CJSC, 6.875%, 3/24/2026 (n)		1,272,000	1,411,920

			$8,796,122
Emerging Market Sovereign - 1.8%
Federal Republic of Nigeria, 7.625%, 11/21/2025 (n)		$1,023,000	$1,061,424
Government of Ukraine, 8.994%, 2/01/2024 (n)		400,000	393,000
Government of Ukraine, 7.75%, 9/01/2024		1,258,000	1,176,147
Government of Ukraine, 7.375%, 9/25/2032 (n)		500,000	425,548
Republic of Argentina, 5.875%, 1/11/2028		1,833,000	1,457,235
Republic of South Africa, 4.875%, 4/14/2026		1,385,000	1,369,876

			$5,883,230
Energy - Independent - 0.0%
Afren PLC, 11.5%, 2/01/2020 (a)(d)(z)		$1,000,000	$820
Afren PLC, 6.625%, 12/09/2020 (a)(d)(z)		528,000	180

			$1,000
Energy - Integrated - 0.3%
Inkia Energy Ltd., 5.875%, 11/09/2027 (n)		$999,000	$952,796

Financial Institutions - 1.4%
AnaCap Financial Europe S.A. SICAV-RAIF, FLR, 5% (EURIBOR -3mo. + 5%), 8/01/2024	EUR	1,035,000	$969,408
Arrow Global Finance PLC, 5.125%, 9/15/2024	GBP	1,405,000	1,709,195
Cabot Financial (Luxembourg) S.A. , 7.5%, 10/01/2023		915,000	1,130,208
Park Aerospace Holdings Ltd., 5.5%, 2/15/2024 (n)		$740,000	751,100

			$4,559,911
Food & Beverages - 1.5%
Central American Bottling Corp., 5.75%, 1/31/2027 (n)		$1,775,000	$1,768,343
Cott Holdings, Inc., 5.5%, 4/01/2025 (n)		570,000	564,300
Grupo Bimbo S.A.B. de C.V., 5.95% to 7/17/2023, FLR (CMT - 5yr. + 3.28%) to 4/17/2059 (n)		674,000	666,384
Marb Bondco PLC, 7%, 3/15/2024 (n)		997,000	974,069
Marb Bondco PLC, 6.875%, 1/19/2025 (n)		1,076,000	1,028,129

			$5,001,225
Gaming & Lodging - 0.3%
Scientific Games International, Inc., 5.5%, 2/15/2026	EUR	1,095,000	$1,084,136

14

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Industrial - 0.6%
KAEFER Isoliertechnik GmbH & Co., 5.5%, 1/10/2024 (n)	EUR	1,060,000	$1,197,112
KAEFER Isoliertechnik GmbH & Co., 5.5%, 1/10/2024		150,000	169,403
Platin 1426. GmbH, 5.375%, 6/15/2023		685,000	729,332

			$2,095,847
International Market Quasi-Sovereign - 0.4%
Electricite de France S.A., 5.375% to 1/29/2025, FLR (EUR Swap Rate-5yr. + 3.794%) to 1/29/2045, (EUR Swap Rate - 5yr. + 4.544%) to 12/31/2049	EUR	1,100,000	$1,331,657

Major Banks - 0.9%
Barclays PLC, 8% to 12/15/2020, FLR (EUR Swap Rate - 5yr. + 6.75%) to 12/31/2049	EUR	1,645,000	$2,053,839
UBS Group AG, 6.875% to 8/07/2025, FLR (Swap Rate - 5yr. + 4.59%) to 12/29/2049		$910,000	911,257

			$2,965,096
Medical & Health Technology & Services - 0.2%
IQVIA Holdings, Inc., 3.25%, 3/15/2025	EUR	645,000	$747,150

Metals & Mining - 1.4%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 7/15/2026 (n)		$170,000	$168,725
First Quantum Minerals Ltd., 7.25%, 4/01/2023 (n)		200,000	191,502
Freeport-McMoRan, Inc., 6.875%, 2/15/2023		205,000	214,225
KME AG, 6.75%, 2/01/2023	EUR	1,290,000	1,353,613
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125%, 11/01/2022 (n)		$390,000	388,518
Petra Diamonds U.S. Treasury PLC, 7.25%, 5/01/2022 (n)		1,315,000	1,236,100
Vale S.A., 6.25%, 8/10/2026		845,000	900,981

			$4,453,664
Midstream - 0.3%
AI Candelaria Spain SLU, 7.5%, 12/15/2028 (n)		$1,052,000	$1,035,168

Network & Telecom - 0.5%
Telecom Italia S.p.A., 5.303%, 5/30/2024 (n)		$1,805,000	$1,714,750

Oil Services - 0.1%
Shelf Drill Holdings Ltd., 8.25%, 2/15/2025 (n)		$485,000	$440,138

Other Banks & Diversified Financials - 0.4%
Kazkommertsbank JSC, 5.5%, 12/21/2022		$1,400,000	$1,393,000

15

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Pharmaceuticals - 1.2%
Catalent Pharma Solutions, Inc., 4.75%, 12/15/2024	EUR	1,095,000	$1,301,805
Grifols S.A., 3.2%, 5/01/2025		1,680,000	1,918,120
Rossini S.a r.l., 6.75%, 10/30/2025 (n)		310,000	362,810
Rossini S.a r.l., 6.75%, 10/30/2025		213,000	249,285

			$3,832,020
Pollution Control - 0.6%
Aegea Finance S.à r.l., 5.75%, 10/10/2024 (n)		$1,304,000	$1,264,880
Paprec Holding S.A., 4%, 3/31/2025	EUR	890,000	865,890

			$2,130,770
Restaurants - 0.4%
Stonegate Pub Co. Financing PLC, 4.875%, 3/15/2022	GBP	1,085,000	$1,377,547

Retailers - 0.8%
3AB Optique Developpement S.A.S, 4%, 10/01/2023	EUR	1,200,000	$1,318,539
Dufry Finance S.C.A., 4.5%, 8/01/2023		1,080,000	1,277,333

			$2,595,872
Supermarkets - 1.0%
Casino Guichard Perrachon S.A., 4.498%, 3/07/2024	EUR	1,100,000	$1,213,927
Evrotorg LLC, 8.75%, 10/30/2022 (n)		$1,547,000	1,556,127
Tesco PLC, 6.15%, 11/15/2037 (n)		410,000	423,848

			$3,193,902
Telecommunications - Wireless - 1.1%
Altice France S.A., 8.125%, 2/01/2027 (n)		$405,000	$397,872
Altice Luxembourg S.A., 7.75%, 5/15/2022 (n)		790,000	766,300
Digicel Group Ltd., 6.75%, 3/01/2023 (n)		400,000	326,880
Digicel Group Ltd., 6.75%, 3/01/2023		341,000	278,665
Millicom International Cellular S.A., 5.125%, 1/15/2028 (n)		1,486,000	1,400,555
SFR Group S.A., 7.375%, 5/01/2026 (n)		420,000	404,771

			$3,575,043
Transportation - Services - 2.5%
Aeropuertos Dominicanos Siglo XXI S.A., 6.75%, 3/30/2029		$408,000	$406,572
Heathrow Finance PLC, 3.875%, 3/01/2027	GBP	1,440,000	1,746,441
JSL Europe S.A., 7.75%, 7/26/2024 (n)		$1,497,000	1,482,030
Navios South American Logistics, Inc., 7.25%, 5/01/2022		335,000	313,225
Navios South American Logistics, Inc./Navios Logistics Finance
(U.S.), Inc., 7.25%, 5/01/2022 (n)		990,000	925,650
Rumo Luxembourg S.à r.l., 5.875%, 1/18/2025 (n)		663,000	657,633
Rumo Luxembourg S.à r.l., “A”, 7.375%, 2/09/2024 (n)		1,580,000	1,675,590
Topaz Marine S.A., 9.125%, 7/26/2022 (n)		518,000	515,659

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Transportation - Services - continued
Topaz Marine S.A., 9.125%, 7/26/2022	$444,000	$441,993

		$8,164,793
Utilities - Electric Power - 3.2%
Azure Power Energy Ltd., 5.5%, 11/03/2022 (n)	$1,250,000	$1,213,612
Drax Finco PLC, 6.625%, 11/01/2025 (n)	590,000	587,050
Genneia S.A., 8.75%, 1/20/2022 (n)	736,000	682,419
Genneia S.A., 8.75%, 1/20/2022	699,000	648,113
Greenko Dutch B.V., 5.25%, 7/24/2024 (n)	1,749,000	1,621,498
Light S.A., 7.25%, 5/03/2023 (n)	946,000	948,079
LLPL Capital Pte. Ltd., 6.875%, 2/04/2039 (z)	330,000	344,740
MSU Energy Group (Rio Energy S.A./UGEN S.A./Uensa S.A.), 6.875%, 2/01/2025 (n)	811,000	646,772
Star Energy Geothermal (Wayang Windu) Ltd., 6.75%, 4/24/2033 (n)	1,179,600	1,144,982
Star Energy Geothermal (Wayang Windu) Ltd., 6.75%, 4/24/2033	398,115	386,432
Stoneway Capital Corp., 10%, 3/01/2027 (n)	1,678,621	1,577,904
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)	886,000	846,130

		$10,647,731
Total Bonds (Identified Cost, $119,687,774)		$113,568,354

Common Stocks - 0.1%
Energy - Independent - 0.1%
Frontera Energy Corp. (Identified Cost, $463,979)	26,510	$237,511

Investment Companies (h) - 65.0%
Bond Funds - 62.1%
MFS High Yield Pooled Portfolio (v)(y)	22,838,746	$204,178,389

Money Market Funds - 2.9%
MFS Institutional Money Market Portfolio, 2.47% (v)	9,717,529	$9,716,557
Total Investment Companies (Identified Cost, $235,803,347)		$213,894,946

Other Assets, Less Liabilities - 0.4%		1,328,442
Net Assets - 100.0%		$329,029,253

(a)	Non-income producing security.
(d)	In default.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $213,894,946 and $113,805,865, respectively.

17

Portfolio of Investments – continued

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $57,699,355, representing 17.5% of net assets.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(y)	The annual report for MFS High Yield Pooled Portfolio as of January 31, 2019 has been included as Appendix A.
(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Afren PLC, 11.5%, 2/01/2020	11/20/15	$986,320	$820
Afren PLC, 6.625%, 12/09/2020	11/20/15	515,241	180
LLPL Capital Pte. Ltd., 6.875%, 2/04/2039	1/29/19	330,000	344,740
Total Restricted Securities			$345,740
% of Net assets			0.1%

The following abbreviations are used in this report and are defined:

CJSC	Closed Joint Stock Company
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offered Rate
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
JSC	Joint Stock Company
PLC	Public Limited Company

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro
GBP	British Pound

Derivative Contracts at 1/31/19

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
USD	38,134,792	EUR	32,961,002	Goldman Sachs International	4/12/2019	$189,573

Liability Derivatives
USD	7,245,398	GBP	5,649,346	JPMorgan Chase Bank N.A.	4/12/2019	$(189,835)

18

Portfolio of Investments – continued

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Liability Derivatives

Interest Rate Futures
U.S. Treasury Note 10 yr	Short	USD	49	$6,000,969	March - 2019	$(170,147)

At January 31, 2019, the fund had cash collateral of $56,350 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $120,151,753)	$113,805,865
Investments in affiliated issuers, at value (identified cost, $235,803,347)	213,894,946
Cash	487,238
Foreign currency, at value (identified cost, $366,554)	366,444
Deposits with brokers for
Futures contracts	56,350
Receivables for
Forward foreign currency exchange contracts	189,573
Investments sold	510,419
Fund shares sold	254,915
Interest and dividends	2,597,513
Other assets	1,747
Total assets	$332,165,010

Liabilities
Payables for
Distributions	$175,340
Forward foreign currency exchange contracts	189,835
Net daily variation margin on open futures contracts	22,962
Investments purchased	1,568,013
Fund shares reacquired	931,495
Payable to affiliates
Investment adviser	9,130
Shareholder servicing costs	113,048
Distribution and service fees	4,776
Payable for independent Trustees’ compensation	2
Accrued expenses and other liabilities	121,156
Total liabilities	$3,135,757
Net assets	$329,029,253

Net assets consist of
Paid-in capital	$382,633,934
Total distributable earnings (loss)	(53,604,681)
Net assets	$329,029,253
Shares of beneficial interest outstanding	54,838,247

20

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$191,589,703	31,932,673	$6.00
Class B	7,941,414	1,321,131	6.01
Class C	29,121,980	4,858,013	5.99
Class I	63,670,509	10,608,927	6.00
Class R1	61,383	10,226	6.00
Class R2	296,904	49,387	6.01
Class R3	10,444,035	1,740,793	6.00
Class R4	6,884,542	1,142,138	6.03
Class R6	19,018,783	3,174,959	5.99

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $6.27 [100 / 95.75 x $6.00]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

21

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends from affiliated issuers	$13,572,944
Interest	6,879,898
Other	127,584
Dividends	6,579
Foreign taxes withheld	(987)
Total investment income	$20,586,018
Expenses
Management fee	$2,331,937
Distribution and service fees	1,007,832
Shareholder servicing costs	443,722
Administrative services fee	61,060
Independent Trustees’ compensation	7,335
Custodian fee	36,518
Shareholder communications	44,962
Audit and tax fees	85,868
Legal fees	11,288
Miscellaneous	163,320
Total expenses	$4,193,842
Fees paid indirectly	(8,635)
Reduction of expenses by investment adviser and distributor	(338,191)
Net expenses	$3,847,016
Net investment income (loss)	$16,739,002

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(698,705)
Affiliated issuers	(9,388,573)
Futures contracts	126,061
Forward foreign currency exchange contracts	3,534,572
Foreign currency	(49,921)
Net realized gain (loss)	$(6,476,566)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(10,748,856)
Affiliated issuers	(788,050)
Futures contracts	(228,157)
Forward foreign currency exchange contracts	2,209,971
Translation of assets and liabilities in foreign currencies	(13,418)
Net unrealized gain (loss)	$(9,568,510)
Net realized and unrealized gain (loss)	$(16,045,076)
Change in net assets from operations	$693,926

See Notes to Financial Statements

22

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	1/31/19	1/31/18
Change in net assets

From operations
Net investment income (loss)	$16,739,002	$19,057,092
Net realized gain (loss)	(6,476,566)	(6,509,471)
Net unrealized gain (loss)	(9,568,510)	11,910,615
Change in net assets from operations	$693,926	$24,458,236
Distributions to shareholders (a)	$(16,281,461)	$(16,082,515)
Tax return of capital distributions to shareholders	$—	$(3,041,314)
Change in net assets from fund share transactions	$(53,181,780)	$(36,863,586)
Total change in net assets	$(68,769,315)	$(31,529,179)

Net assets
At beginning of period	397,798,568	429,327,747
At end of period (b)	$329,029,253	$397,798,568

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended January 31, 2018, distributions from net investment income were $16,082,515.

(b)

Parenthetical disclosure of accumulated distributions in excess of net investment income is no longer required. See Note 2. For the year ended January 31, 2018, end of period net assets included accumulated distributions in excess of net investment income of $3,157,738.

See Notes to Financial Statements

23

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	1/31/19	1/31/18	1/31/17	1/31/16	1/31/15
Net asset value, beginning of period	$6.25	$6.17	$5.62	$6.32	$6.57

Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.29	$0.32	$0.33	$0.36
Net realized and unrealized gain (loss)	(0.25)	0.08	0.57	(0.66)	(0.23)
Total from investment operations	$0.03	$0.37	$0.89	$(0.33)	$0.13

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.24)	$(0.34)	$(0.37)	$(0.38)
From tax return of capital	—	(0.05)	—	—	—
Total distributions declared to shareholders	$(0.28)	$(0.29)	$(0.34)	$(0.37)	$(0.38)
Net asset value, end of period (x)	$6.00	$6.25	$6.17	$5.62	$6.32
Total return (%) (r)(s)(t)(x)	0.50	6.12	16.19	(5.54)	1.97

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.14	1.16	1.16	1.13	1.12
Expenses after expense reductions (f)(h)	1.05	1.05	1.05	1.05	1.05
Net investment income (loss)	4.70	4.67	5.37	5.38	5.42
Portfolio turnover	13	26	16	16	18
Net assets at end of period (000 omitted)	$191,590	$204,150	$235,889	$226,692	$281,874

See Notes to Financial Statements

24

Financial Highlights – continued

Class B	Year ended

	1/31/19	1/31/18	1/31/17	1/31/16	1/31/15
Net asset value, beginning of period	$6.26	$6.18	$5.63	$6.33	$6.59

Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.25	$0.28	$0.29	$0.31
Net realized and unrealized gain (loss)	(0.26)	0.08	0.57	(0.67)	(0.24)
Total from investment operations	$(0.02)	$0.33	$0.85	$(0.38)	$0.07

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.21)	$(0.30)	$(0.32)	$(0.33)
From tax return of capital	—	(0.04)	—	—	—
Total distributions declared to shareholders	$(0.23)	$(0.25)	$(0.30)	$(0.32)	$(0.33)
Net asset value, end of period (x)	$6.01	$6.26	$6.18	$5.63	$6.33
Total return (%) (r)(s)(t)(x)	(0.25)	5.33	15.32	(6.23)	1.06

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.90	1.91	1.91	1.88	1.87
Expenses after expense reductions (f)(h)	1.80	1.80	1.80	1.80	1.80
Net investment income (loss)	3.94	3.92	4.62	4.62	4.65
Portfolio turnover	13	26	16	16	18
Net assets at end of period (000 omitted)	$7,941	$12,262	$14,772	$16,518	$23,026

Class C	Year ended

	1/31/19	1/31/18	1/31/17	1/31/16	1/31/15
Net asset value, beginning of period	$6.24	$6.16	$5.61	$6.32	$6.56

Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.25	$0.28	$0.29	$0.31
Net realized and unrealized gain (loss)	(0.26)	0.07	0.57	(0.68)	(0.22)
Total from investment operations	$(0.02)	$0.32	$0.85	$(0.39)	$0.09

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.20)	$(0.30)	$(0.32)	$(0.33)
From tax return of capital	—	(0.04)	—	—	—
Total distributions declared to shareholders	$(0.23)	$(0.24)	$(0.30)	$(0.32)	$(0.33)
Net asset value, end of period (x)	$5.99	$6.24	$6.16	$5.61	$6.32
Total return (%) (r)(s)(t)(x)	(0.26)	5.33	15.35	(6.41)	1.36

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.90	1.91	1.91	1.88	1.88
Expenses after expense reductions (f)(h)	1.80	1.80	1.80	1.80	1.80
Net investment income (loss)	3.93	3.92	4.63	4.64	4.66
Portfolio turnover	13	26	16	16	18
Net assets at end of period (000 omitted)	$29,122	$57,556	$65,782	$65,213	$81,975

See Notes to Financial Statements

25

Financial Highlights – continued

Class I	Year ended

	1/31/19	1/31/18	1/31/17	1/31/16	1/31/15
Net asset value, beginning of period	$6.25	$6.17	$5.62	$6.33	$6.58

Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.31	$0.33	$0.35	$0.37
Net realized and unrealized gain (loss)	(0.26)	0.08	0.58	(0.67)	(0.22)
Total from investment operations	$0.04	$0.39	$0.91	$(0.32)	$0.15

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.26)	$(0.36)	$(0.39)	$(0.40)
From tax return of capital	—	(0.05)	—	—	—
Total distributions declared to shareholders	$(0.29)	$(0.31)	$(0.36)	$(0.39)	$(0.40)
Net asset value, end of period (x)	$6.00	$6.25	$6.17	$5.62	$6.33
Total return (%) (r)(s)(t)(x)	0.75	6.38	16.47	(5.45)	2.23

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.89	0.91	0.91	0.88	0.87
Expenses after expense reductions (f)(h)	0.80	0.80	0.80	0.80	0.80
Net investment income (loss)	4.93	4.91	5.59	5.61	5.61
Portfolio turnover	13	26	16	16	18
Net assets at end of period (000 omitted)	$63,671	$88,762	$92,227	$84,620	$130,780

Class R1	Year ended

	1/31/19	1/31/18	1/31/17	1/31/16	1/31/15
Net asset value, beginning of period	$6.26	$6.18	$5.63	$6.33	$6.58

Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.25	$0.28	$0.29	$0.31
Net realized and unrealized gain (loss)	(0.27)	0.08	0.57	(0.67)	(0.23)
Total from investment operations	$(0.03)	$0.33	$0.85	$(0.38)	$0.08

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.21)	$(0.30)	$(0.32)	$(0.33)
From tax return of capital	—	(0.04)	—	—	—
Total distributions declared to shareholders	$(0.23)	$(0.25)	$(0.30)	$(0.32)	$(0.33)
Net asset value, end of period (x)	$6.00	$6.26	$6.18	$5.63	$6.33
Total return (%) (r)(s)(t)(x)	(0.42)	5.33	15.32	(6.23)	1.21

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.90	1.90	1.91	1.88	1.87
Expenses after expense reductions (f)(h)	1.80	1.80	1.80	1.80	1.80
Net investment income (loss)	3.95	3.94	4.62	4.65	4.65
Portfolio turnover	13	26	16	16	18
Net assets at end of period (000 omitted)	$61	$62	$103	$163	$227

See Notes to Financial Statements

26

Financial Highlights – continued

Class R2	Year ended

	1/31/19	1/31/18	1/31/17	1/31/16	1/31/15
Net asset value, beginning of period	$6.26	$6.18	$5.63	$6.33	$6.59

Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.27	$0.31	$0.32	$0.34
Net realized and unrealized gain (loss)	(0.26)	0.09	0.57	(0.67)	(0.23)
Total from investment operations	$0.01	$0.36	$0.88	$(0.35)	$0.11

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.24)	$(0.33)	$(0.35)	$(0.37)
From tax return of capital	—	(0.04)	—	—	—
Total distributions declared to shareholders	$(0.26)	$(0.28)	$(0.33)	$(0.35)	$(0.37)
Net asset value, end of period (x)	$6.01	$6.26	$6.18	$5.63	$6.33
Total return (%) (r)(s)(t)(x)	0.25	5.85	15.88	(5.75)	1.57

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.39	1.41	1.41	1.38	1.37
Expenses after expense reductions (f)(h)	1.29	1.29	1.30	1.30	1.30
Net investment income (loss)	4.46	4.38	5.10	5.16	5.14
Portfolio turnover	13	26	16	16	18
Net assets at end of period (000 omitted)	$297	$291	$211	$175	$248

Class R3	Year ended

	1/31/19	1/31/18	1/31/17	1/31/16	1/31/15
Net asset value, beginning of period	$6.25	$6.17	$5.62	$6.32	$6.57

Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.29	$0.32	$0.33	$0.36
Net realized and unrealized gain (loss)	(0.25)	0.08	0.57	(0.66)	(0.23)
Total from investment operations	$0.03	$0.37	$0.89	$(0.33)	$0.13

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.24)	$(0.34)	$(0.37)	$(0.38)
From tax return of capital	—	(0.05)	—	—	—
Total distributions declared to shareholders	$(0.28)	$(0.29)	$(0.34)	$(0.37)	$(0.38)
Net asset value, end of period (x)	$6.00	$6.25	$6.17	$5.62	$6.32
Total return (%) (r)(s)(t)(x)	0.50	6.12	16.19	(5.54)	1.97

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.14	1.16	1.16	1.13	1.13
Expenses after expense reductions (f)(h)	1.05	1.05	1.05	1.05	1.05
Net investment income (loss)	4.70	4.64	5.35	5.39	5.41
Portfolio turnover	13	26	16	16	18
Net assets at end of period (000 omitted)	$10,444	$10,392	$9,012	$7,153	$7,722

See Notes to Financial Statements

27

Financial Highlights – continued

Class R4	Year ended

	1/31/19	1/31/18	1/31/17	1/31/16	1/31/15
Net asset value, beginning of period	$6.28	$6.20	$5.65	$6.36	$6.62

Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.31	$0.34	$0.35	$0.37
Net realized and unrealized gain (loss)	(0.26)	0.08	0.57	(0.67)	(0.23)
Total from investment operations	$0.04	$0.39	$0.91	$(0.32)	$0.14

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.26)	$(0.36)	$(0.39)	$(0.40)
From tax return of capital	—	(0.05)	—	—	—
Total distributions declared to shareholders	$(0.29)	$(0.31)	$(0.36)	$(0.39)	$(0.40)
Net asset value, end of period (x)	$6.03	$6.28	$6.20	$5.65	$6.36
Total return (%) (r)(s)(t)(x)	0.77	6.38	16.42	(5.39)	2.09

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.89	0.91	0.90	0.87	0.87
Expenses after expense reductions (f)(h)	0.80	0.80	0.80	0.80	0.80
Net investment income (loss)	4.94	4.89	5.58	5.58	5.60
Portfolio turnover	13	26	16	16	18
Net assets at end of period (000 omitted)	$6,885	$7,381	$6,996	$6,495	$3,690

Class R6	Year ended

	1/31/19	1/31/18	1/31/17	1/31/16	1/31/15
Net asset value, beginning of period	$6.24	$6.16	$5.61	$6.32	$6.57

Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.31	$0.34	$0.34	$0.38
Net realized and unrealized gain (loss)	(0.25)	0.08	0.57	(0.66)	(0.22)
Total from investment operations	$0.05	$0.39	$0.91	$(0.32)	$0.16

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.26)	$(0.36)	$(0.39)	$(0.41)
From tax return of capital	—	(0.05)	—	—	—
Total distributions declared to shareholders	$(0.30)	$(0.31)	$(0.36)	$(0.39)	$(0.41)
Net asset value, end of period (x)	$5.99	$6.24	$6.16	$5.61	$6.32
Total return (%) (r)(s)(t)(x)	0.85	6.49	16.61	(5.37)	2.33

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.79	0.81	0.81	0.76	0.77
Expenses after expense reductions (f)(h)	0.70	0.70	0.70	0.70	0.70
Net investment income (loss)	5.04	4.90	5.72	5.64	5.74
Portfolio turnover	13	26	16	16	18
Net assets at end of period (000 omitted)	$19,019	$16,943	$4,336	$3,829	$561

See Notes to Financial Statements

28

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

29

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global High Yield Fund (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. As of January 31, 2019, 62.1% of the fund’s net assets was invested in the MFS High Yield Pooled Portfolio (“High Yield Pooled Portfolio”). MFS does not receive a management fee from the High Yield Pooled Portfolio. The High Yield Pooled Portfolio’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The accounting policies of the High Yield Pooled Portfolio are outlined in its shareholder report. The accounting policies detailed in the Significant Accounting Policies note cover both the fund and the High Yield Pooled Portfolio. For purposes of this policy disclosure, “fund” refers to both the fund and the High Yield Pooled Portfolio in which the fund invests. The High Yield Pooled Portfolio’s shareholder report is not covered by this report. The current shareholder report for the High Yield Pooled Portfolio as of January 31, 2019 has been included as Appendix A, and should be read in conjunction with the fund’s financial statements. The fund and the High Yield Pooled Portfolio invest in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund and the High Yield Pooled Portfolio invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables –Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable

30

Notes to Financial Statements – continued

debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – The investments of the fund and the High Yield Pooled Portfolio are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments

31

Notes to Financial Statements – continued

with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases,

32

Notes to Financial Statements – continued

an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of January 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$237,511	$—	$—	$237,511
Non-U.S. Sovereign Debt	—	16,011,009	—	16,011,009
U.S. Corporate Bonds	—	11,093,108	—	11,093,108
Foreign Bonds	—	86,464,237	—	86,464,237
Mutual Funds	213,894,946	—	—	213,894,946
Total	$214,132,457	$113,568,354	$—	$327,700,811

Other Financial Instruments
Futures Contracts – Liabilities	$(170,147)	$—	$—	$(170,147)
Forward Foreign Currency Exchange
Contracts – Assets	—	189,573	—	189,573
Forward Foreign Currency Exchange
Contracts – Liabilities	—	(189,835)	—	(189,835)

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the High Yield Pooled Portfolio’s shareholder report for further information regarding the levels used in valuing its assets or liabilities.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used

33

Notes to Financial Statements – continued

for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2019 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)

Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$—	$(170,147)
Foreign Exchange	Forward Foreign Currency
	Exchange Contracts	189,573	(189,835)
Total		$189,573	$(359,982)

(a)

Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2019 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$126,061	$—
Foreign Exchange	—	3,534,572
Total	$126,061	$3,534,572

34

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended January 31, 2019 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(228,157)	$—
Foreign Exchange	—	2,209,971
Total	$(228,157)	$2,209,971

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

35

Notes to Financial Statements – continued

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

36

Notes to Financial Statements – continued

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Distributions of income and capital gains from the High Yield Pooled Portfolio are recorded on the ex-dividend date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund and/or the High Yield Pooled Portfolio may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended January 31, 2019, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result,

37

Notes to Financial Statements – continued

no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to defaulted bonds, amortization and accretion of debt securities, and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 1/31/19	Year ended 1/31/18
Ordinary income (including any short-term capital gains)	$16,281,461	$16,082,515
Tax return of capital (b)	—	3,041,314

Total distributions	$16,281,461	$19,123,829

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/19

Cost of investments	$358,553,465
Gross appreciation	1,854,239

Gross depreciation	(32,877,302)
Net unrealized appreciation (depreciation)	$(31,023,063)

Undistributed ordinary income	3,425,942
Capital loss carryforwards	(24,637,659)
Other temporary differences	(1,369,901)

38

Notes to Financial Statements – continued

As of January 31, 2019, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(1,796,775)
Long-Term	(22,840,884)
Total	$(24,637,659)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From tax return of capital

	Year ended 1/31/19	Year ended 1/31/18	Year ended 1/31/19	Year ended 1/31/18
Class A	$9,096,094	$8,304,893	$—	$1,570,513
Class B	386,305	442,170	—	83,617
Class C	1,440,752	2,031,503	—	384,171
Class I	3,654,916	4,159,401	—	786,571
Class R1	3,019	2,717	—	514
Class R2	12,251	9,493	—	1,796
Class R3	467,177	378,258	—	71,531
Class R4	345,887	307,648	—	58,178
Class R6	875,060	446,432	—	84,423
Total	$16,281,461	$16,082,515	$—	$3,041,314

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1.5 billion	0.65%
In excess of $1.5 billion and up to $2.5 billion	0.60%
In excess of $2.5 billion	0.55%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended January 31, 2019, this management fee

39

Notes to Financial Statements – continued

reduction amounted to $34,512, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended January 31, 2019 was equivalent to an annual effective rate of 0.64% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
1.05%	1.80%	1.80%	0.80%	1.80%	1.30%	1.05%	0.80%	0.73%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2020. For the year ended January 31, 2019, this reduction amounted to $297,516, which is included in the reduction of total expenses in the Statement of Operations.
Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $5,306 for the year ended January 31, 2019, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$497,418
Class B	0.75%	0.25%	1.00%	1.00%	101,850
Class C	0.75%	0.25%	1.00%	1.00%	380,830
Class R1	0.75%	0.25%	1.00%	1.00%	796
Class R2	0.25%	0.25%	0.50%	0.49%	1,412
Class R3	—	0.25%	0.25%	0.25%	25,526
Total Distribution and Service Fees					$1,007,832

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to

40

Notes to Financial Statements – continued

accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended January 31, 2019, this rebate amounted to $5,841, $50, $250, and $22 for Class A, Class B, Class C, and Class R2 respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2019, were as follows:

Amount
Class A	$10,776
Class B	15,165
Class C	1,433

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended January 31, 2019, the fee was $58,540, which equated to 0.0163% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended January 31, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $385,182.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2019 was equivalent to an annual effective rate of 0.0170% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for

41

Notes to Financial Statements – continued

and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The Retirement Deferral plan, which was terminated on December 31, 2018, resulted in a net decrease in expense of $59 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended January 31, 2019.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended January 31, 2019, the fee paid by the fund under this agreement was $599 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund invests in the High Yield Pooled Portfolio, which is a mutual fund advised by MFS that does not pay management fees to MFS but does incur investment and operating costs. The fund invests in the High Yield Pooled Portfolio to gain exposure to high income debt instruments, rather than investing in high income debt instruments directly (see Appendix A). Income earned on this investment is included in “Dividends from affiliated issuers” in the Statement of Operations. The High Yield Pooled Portfolio does not pay a management fee to MFS or distribution and/or service fee to MFD.

At January 31, 2019, MFS held approximately 93% of the outstanding shares of Class R1.

(4) Portfolio Securities

For the year ended January 31, 2019, purchases and sales of investments, other than short-term obligations, aggregated $46,257,197 and $110,233,967, respectively.

42

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/19		Year ended 1/31/18

	Shares	Amount	Shares	Amount
Shares sold
Class A	7,357,943	$44,571,418	7,639,525	$47,733,000
Class B	74,653	453,327	305,349	1,918,771
Class C	301,026	1,830,793	624,776	3,901,637
Class I	2,356,919	14,288,904	8,099,080	50,463,587
Class R1	12,559	75,987	331	2,071
Class R2	7,062	42,853	26,584	166,478
Class R3	307,978	1,850,461	346,981	2,168,517
Class R4	219,367	1,331,118	312,234	1,947,349
Class R6	1,106,527	6,637,489	2,316,871	14,460,274
	11,744,034	$71,082,350	19,671,731	$122,761,684

Shares issued to shareholders in reinvestment of distributions
Class A	1,225,086	$7,372,743	1,282,694	$8,027,226
Class B	61,505	371,355	79,164	496,310
Class C	218,293	1,316,013	343,275	2,146,611
Class I	596,702	3,596,008	755,898	4,731,119
Class R1	468	2,823	516	3,231
Class R2	1,827	11,010	1,542	9,664
Class R3	77,631	467,172	71,815	449,486
Class R4	57,084	345,225	58,170	365,817
Class R6	117,381	705,059	57,287	358,727
	2,355,977	$14,187,408	2,650,361	$16,588,191

Shares reacquired
Class A	(9,321,373)	$(56,147,099)	(14,486,173)	$(90,252,680)
Class B	(773,858)	(4,667,827)	(815,607)	(5,103,770)
Class C	(4,881,060)	(29,689,400)	(2,421,124)	(15,115,570)
Class I	(6,545,786)	(39,498,217)	(9,598,008)	(59,950,427)
Class R1	(12,722)	(77,345)	(7,539)	(47,303)
Class R2	(5,927)	(35,879)	(15,789)	(98,691)
Class R3	(308,108)	(1,856,204)	(216,156)	(1,352,503)
Class R4	(310,121)	(1,882,529)	(322,951)	(20,256,976)
Class R6	(764,509)	(4,597,038)	(362,565)	(2,266,820)
	(22,923,464)	$(138,451,538)	(28,245,912)	$(176,213,461)

43

Notes to Financial Statements – continued

	Year ended 1/31/19		Year ended 1/31/18

	Shares	Amount	Shares	Amount
Net change
Class A	(738,344)	$(4,202,938)	(5,563,955)	$(34,492,454)
Class B	(637,700)	(3,843,145)	(431,094)	(2,688,689)
Class C	(4,361,741)	(26,542,594)	(1,453,073)	(9,067,322)
Class I	(3,592,165)	(21,613,305)	(743,030)	(4,755,721)
Class R1	305	1,465	(6,692)	(42,001)
Class R2	2,962	17,984	12,337	77,451
Class R3	77,501	461,429	202,640	1,265,500
Class R4	(33,670)	(206,186)	47,453	287,469
Class R6	459,399	2,745,510	2,011,593	12,552,181
	(8,823,453)	$(53,181,780)	(5,923,820)	$(36,863,586)

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended January 31, 2019, the fund’s commitment fee and interest expense were $2,200 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

44

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS High Yield Pooled Portfolio		26,769,063	2,138,404	(6,068,721)	22,838,746
MFS Institutional Money Market Portfolio		7,285,502	65,994,202	(63,562,175)	9,717,529

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS High Yield Pooled Portfolio	$(9,388,344)	$(788,061)	$—	$13,434,862	$204,178,389
MFS Institutional Money Market Portfolio	(229)	11	—	138,082	9,716,557
	$(9,388,573)	$(788,050)	$—	$13,572,944	$213,894,946

(8) Legal Proceedings

In May 2015, the Motors Liquidation Company Avoidance Action Trust (hereafter, “AAT”) served upon the fund a complaint in an adversary proceeding in the U.S. Bankruptcy Court for the Southern District of New York, captioned Motors Liquidation Company Avoidance Action Trust v. JPMorgan Chase Bank, N.A., et al. (No. 09-00504 (REG)). The complaint, which was originally filed in 2009 but not served on the fund until 2015, names as defendants over 500 entities (including the fund) that held an interest in a $1.5 billion General Motors (GM) term loan in 2009, when GM filed for bankruptcy. The AAT alleges that the fund and the other term loan lenders were improperly treated as secured lenders with respect to the term loan shortly before and immediately after GM’s bankruptcy, receiving full principal and interest payments under the loan. The AAT alleges that the fund and other term loan lenders should have been treated as unsecured (or partially unsecured) creditors because the main lien securing the collateral was allegedly not perfected at the time of GM’s bankruptcy due to an erroneous filing in October 2008 that terminated the financing statement perfecting the lien. The AAT seeks to claw back payments made to the fund and the other term loan lenders after, and during the 90 days before, GM’s June 2009 bankruptcy petition. During that time period, the fund received term loan payments of approximately $3,030,000. The fund cannot predict the outcome of this proceeding. Among other things, it is unclear whether the AAT’s claims will succeed; what the fund would be entitled to as an unsecured (or partially unsecured) creditor, given the existence of other collateral not impacted by the erroneous October 2008 filing; whether third parties responsible for the erroneous October 2008 filing would bear some or all of any liability; and the degree to which the fund may be entitled to indemnification from a third party for any amount required to be disgorged. The fund has and will continue to incur legal expenses associated with the defense of this action and in related claims against third parties.

45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and the Shareholders of MFS Global High Yield Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Global High Yield Fund (the “Fund”), including the portfolio of investments, as of January 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2019, by

46

Report of Independent Registered Public Accounting Firm – continued

correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 19, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

47

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of March 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

48

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 57)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

49

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

50

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

51

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

52

Trustees and Officers – continued

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
David Cole
Matt Ryan
Michael Skatrud

53

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020.

54

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

55

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

56

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Appendix A

Annual Report

January 31, 2019

MFS® High Yield Pooled Portfolio

HYP-ANN

MFS® High Yield Pooled Portfolio

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as Brexit have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that has prevailed for much of the past several years. Against this more challenging backdrop, equity markets in the United States have outperformed most international markets on a relative basis over the past 12 months, though broad market returns have been modestly negative on an absolute basis. Global economic growth has become less synchronized over the past few quarters, with Europe, China, and some emerging markets having shown signs of significantly slowing growth. While U.S. growth has remained above average, its pace slowed in the second half of 2018.

A decelerating global economy and tighter financial conditions have prompted the U.S. Federal Reserve to reassess its monetary policy outlook. Fed chairman Jerome Powell recently acknowledged that the next change in policy rates could be either a hike or a cut, suggesting that the tightening cycle begun in late 2015 may have come to an end. The Fed has also signaled that it is likely to maintain a larger-than-expected balance sheet, meaning that monetary conditions will likely tighten less over time than earlier feared. U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. short-term interest rates, declining equity valuations, and a stronger dollar. With the Republicans losing control of the U.S. House of Representatives, further meaningful U.S. fiscal stimulus appears less likely over the remainder of this presidential term. The recent partial U.S. government shutdown has also added to political uncertainty as the competing budgetary priorities of the House of Representatives and the White House will likely remain a source of friction going forward.

Globally, inflation remains largely subdued thanks in part to lower oil prices, but tight labor markets will keep investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — a NAFTA replacement has been worked out between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions between the U.S. and China remain high, though the two sides recently returned to the negotiating table.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring that our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

March 19, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Cable TV	8.8%
Midstream	5.5%
Medical & Health Technology & Services	5.3%
Wireless Communications	5.0%
Energy – Independent	5.0%

Composition including fixed income credit quality (a)(i)
BBB	2.0%
BB	50.5%
B	35.0%
CCC	8.6%
CC	0.3%
Not Rated	(1.8)%
Non-Fixed Income	0.5%
Cash & Cash Equivalents	2.9%
Other	2.0%

Portfolio facts (i)
Average Duration (d)	4.0
Average Effective Maturity (m)	6.4 yrs.

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

2

Portfolio Composition – continued

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of January 31, 2019.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2019, shares of the MFS High Yield Pooled Portfolio (“fund”) provided a total return of 1.86%, at net asset value. This compares with a return of 1.73% for the fund’s benchmark, the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index.

Market Environment

The global economy decelerated during the reporting period, led by weakness in China and Europe as business and investor sentiment was undermined by growing trade frictions. Slower growth, along with tighter financial conditions, contributed to an uptick in market volatility late in the period. Equity valuations fell and credit spreads widened, fueled in part by concerns that the US Federal Reserve was on course to further tighten monetary policy after it lifted rates for a fourth time during the period and indicated its intention to hike several more times while allowing its balance sheet to run off at its predetermined pace.

The market’s negative reaction to these policy signals prompted the Fed to reverse course at the end of the period and indicated that its policy was on hold as inflation pressures abated. The Fed also indicated that it will maintain a larger balance sheet than it had previously. These dovish shifts helped equity valuations rebound, reduced volatility and narrowed credit spreads. Central banks globally are tilting more dovish as well, with China lowering reserve requirements, The Bank of Canada and Bank of England holding rates steady and the European Central Bank acknowledging that it may not be able to hike rates in the fall of 2019 as it had earlier projected.

Emerging markets experienced considerable volatility during the period as tighter global financial conditions exposed structural weakness in some countries. Those pressures were somewhat relieved at the end of the period as the Fed adopted its more dovish posture. However, slowing global growth and ongoing trade frictions remained concerns.

From a geopolitical perspective, a fractious Eurosceptic Italian coalition government, large-scale protests in France over stagnant wages and news that Germany’s Angela Merkel will not seek another term as chancellor were sources of uncertainty in Europe. In emerging markets, new Brazilian president Jair Bolsanaro took office, with markets generally encouraged by his market-friendly agenda. In contrast, markets were nervous about the less-market-friendly approach of Mexico’s new president Andres Manuel Lopez Obrador. For much of the period, the contentious US-China trading relationship was a drag on global sentiment, although tentative signs of progress toward resolution helped steady markets late in the period. Concerns persisted about slowing Chinese economic activity.

Contributors to Performance

Relative to the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, the fund’s underweight exposure to “CCC”-rated (r) securities, most notably within the energy sector, contributed to performance. Additionally, the fund’s yield curve (y) positioning benefited relative performance as short-term interest rates generally

4

Management Review – continued

increased more than rates in the middle of the yield curve throughout the reporting period. A longer duration (d) stance also helped relative results as yields tightened during the reporting period.

Top individual contributors for the reporting period included the fund’s underweight exposure to wireless service provider Sprint Nextel (communications), and overweight exposures to industrial and specialty chemicals distributor Univar USA (basic industry) and aircraft leasing company Park Aerospace Holdings (finance).

Detractors from Performance

During the reporting period, the fund’s security selection within “B” rated securities, particularly within the communications and energy sectors, detracted from relative performance.

Top individual detractors during the reporting period included the fund’s overweight exposures to independent exploration and production companies Alta Mesa Holdings (energy) and Sanchez Energy (energy) and mobile telecommunication services provider Digicel Group (communications).

Respectfully,

Portfolio Manager(s)

David Cole and Michael Skatrud

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

Note to Shareholders: Effective March 1, 2018, Michael Skatrud became a Portfolio Manager of the Fund. Effective September 1, 2018, William Adams is no longer a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 1/31/19

The following chart illustrates the fund’s historical performance in comparison to its benchmark(s). Performance results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 1/31/19

Average annual without sales charge

Fund Inception Date	1-yr	5-yr	Life (t)
3/25/13	1.86%	4.54%	4.77%

Comparative benchmark(s)
Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)	1.73%	4.61%	4.84%

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the fund inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition(s)

Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Bloomberg Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

6

Performance Summary – continued

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for the fund for the periods presented. Life returns are presented where the fund has less than 10 years of performance history and represent the average annual total return from the fund inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, August 1, 2018 through January 31, 2019

As a shareholder of the fund, you incur ongoing costs, including fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2018 through January 31, 2019.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 8/01/18	Ending Account Value 1/31/19	Expenses Paid During Period (p) 8/01/18-1/31/19
Actual	0.02%	$1,000.00	$1,017.76	$0.10
Hypothetical (h)	0.02%	$1,000.00	$1,025.10	$0.10

(h)	5% fund return per year before expenses.
(p)

“Expenses Paid During Period” are equal to the fund’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

PORTFOLIO OF INVESTMENTS

1/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 94.3%

Issuer	Shares/Par		Value ($)
Aerospace - 0.9%
Bombardier, Inc., 7.5%, 3/15/2025 (n)		$1,415,000	$1,363,706
TransDigm, Inc., 6.5%, 7/15/2024		2,385,000	2,352,206
TransDigm, Inc., 6.25%, 3/15/2026 (z)		2,427,000	2,463,405
TransDigm, Inc., 6.375%, 6/15/2026		1,255,000	1,207,938

			$7,387,255
Automotive - 1.4%
Allison Transmission, Inc., 5%, 10/01/2024 (n)		$6,764,000	$6,654,085
IHO Verwaltungs GmbH, 4.75%, (4.75% cash or 5.5% PIK) 9/15/2026 (n)(p)		3,815,000	3,452,575
Jaguar Land Rover Automotive PLC, 4.5%, 10/01/2027 (n)		1,025,000	758,500

			$10,865,160
Broadcasting - 2.9%
Liberty Media Corp. - Liberty Formula One, 8.5%, 7/15/2029		$3,210,000	$3,258,150
Liberty Media Corp. - Liberty Formula One, 8.25%, 2/01/2030		935,000	946,688
Match Group, Inc., 6.375%, 6/01/2024		3,480,000	3,636,600
Netflix, Inc., 5.875%, 2/15/2025		2,090,000	2,165,135
Netflix, Inc., 4.875%, 4/15/2028		1,220,000	1,160,525
Netflix, Inc., 5.875%, 11/15/2028 (n)		4,565,000	4,627,769
Netflix, Inc., 4.625%, 5/15/2029 (n)	EUR	1,485,000	1,712,479
WMG Acquisition Corp., 5%, 8/01/2023 (n)		$1,045,000	1,037,162
WMG Acquisition Corp., 4.875%, 11/01/2024 (n)		3,210,000	3,145,800
WMG Acquisition Corp., 5.5%, 4/15/2026 (n)		815,000	804,813

			$22,495,121
Building - 4.4%
ABC Supply Co., Inc., 5.75%, 12/15/2023 (n)		$3,935,000	$4,043,212
ABC Supply Co., Inc., 5.875%, 5/15/2026 (n)		2,685,000	2,690,773
Beacon Escrow Corp., 4.875%, 11/01/2025 (n)		3,625,000	3,375,781
Core & Main LP, 6.125%, 8/15/2025 (z)		1,345,000	1,281,113
James Hardie International Finance Ltd., 4.75%, 1/15/2025 (n)		445,000	422,750
James Hardie International Finance Ltd., 5%, 1/15/2028 (n)		2,905,000	2,614,500
NCI Building Systems, Inc., 8%, 4/15/2026 (n)		1,420,000	1,343,675
New Enterprise Stone & Lime Co., Inc., 10.125%, 4/01/2022 (n)		2,880,000	2,880,000
New Enterprise Stone & Lime Co., Inc., 6.25%, 3/15/2026 (n)		2,709,000	2,587,095
PriSo Acquisition Corp., 9%, 5/15/2023 (n)		1,653,000	1,653,000
Standard Industries, Inc., 5.375%, 11/15/2024 (n)		2,080,000	2,064,400
Standard Industries, Inc., 6%, 10/15/2025 (n)		4,735,000	4,758,675
Summit Materials LLC/Summit Materials Finance Co., 6.125%, 7/15/2023		3,690,000	3,716,568

9

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Building - continued
Summit Materials LLC/Summit Materials Finance Co., 5.125%, 6/01/2025 (n)	$935,000	$877,731

		$34,309,273
Business Services - 4.2%
Alliance Data Systems Corp., 5.875%, 11/01/2021 (n)	$1,170,000	$1,178,775
CDK Global, Inc., 4.875%, 6/01/2027	4,485,000	4,350,450
Equinix, Inc., 5.375%, 4/01/2023	1,955,000	1,976,994
Equinix, Inc., 5.75%, 1/01/2025	1,540,000	1,590,050
Equinix, Inc., 5.875%, 1/15/2026	2,470,000	2,551,016
Financial & Risk U.S. Holdings, Inc., 8.25%, 11/15/2026 (n)	3,445,000	3,229,687
First Data Corp., 5%, 1/15/2024 (n)	6,405,000	6,545,109
MSCI, Inc., 4.75%, 8/01/2026 (n)	3,400,000	3,387,250
Travelport Worldwide Ltd., 6%, 3/15/2026 (n)	1,975,000	2,042,881
Vantiv LLC/Vantiv Issuer Corp., 4.375%, 11/15/2025 (n)	4,060,000	3,897,519
Verscend Escrow Corp., 9.75%, 8/15/2026 (n)	2,140,000	2,154,552

		$32,904,283
Cable TV - 8.6%
Altice Financing S.A., 6.625%, 2/15/2023 (n)	$1,575,000	$1,583,347
Altice Financing S.A., 7.5%, 5/15/2026 (n)	750,000	710,625
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/2024	5,290,000	5,395,800
CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/2025 (n)	1,325,000	1,332,023
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 2/15/2026 (n)	6,560,000	6,658,400
CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 5/01/2027 (n)	3,755,000	3,765,514
CSC Holdings LLC, 5.5%, 5/15/2026 (n)	2,635,000	2,608,650
CSC Holdings LLC, 5.5%, 4/15/2027 (n)	6,985,000	6,827,698
CSC Holdings LLC, 7.5%, 4/01/2028 (n)	2,030,000	2,085,825
DISH DBS Corp., 5.875%, 11/15/2024	975,000	808,031
Intelsat Connect Finance, 9.5%, 2/15/2023 (n)	1,245,000	1,164,075
Intelsat Jackson Holdings S.A., 5.5%, 8/01/2023	3,795,000	3,453,450
Sirius XM Radio, Inc., 4.625%, 5/15/2023 (n)	1,745,000	1,742,819
Sirius XM Radio, Inc., 6%, 7/15/2024 (n)	4,055,000	4,212,131
Sirius XM Radio, Inc., 5.375%, 4/15/2025 (n)	1,600,000	1,620,000
Telenet Finance Luxembourg S.A., 5.5%, 3/01/2028 (n)	5,400,000	5,103,000
Unitymedia KabelBW GmbH, 6.125%, 1/15/2025 (n)	3,970,000	4,099,025
Videotron Ltd., 5.375%, 6/15/2024 (n)	930,000	971,292
Videotron Ltd., 5.125%, 4/15/2027 (n)	5,200,000	5,213,000
Virgin Media Finance PLC, 5.75%, 1/15/2025 (n)	830,000	817,865
Virgin Media Secured Finance PLC, 5.25%, 1/15/2026 (n)	3,560,000	3,506,600
Ziggo Bond Finance B.V., 5.875%, 1/15/2025 (n)	4,240,000	3,975,000

		$67,654,170

10

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Chemicals - 2.9%
Axalta Coating Systems Co., 4.875%, 8/15/2024 (n)		$4,495,000	$4,388,244
Consolidated Energy Finance S.A., 6.875%, 6/15/2025 (n)		2,628,000	2,588,580
OCI N.V., 6.625%, 4/15/2023 (n)		4,450,000	4,572,375
PolyOne Corp., 5.25%, 3/15/2023		3,455,000	3,472,275
SPCM S.A., 4.875%, 9/15/2025 (n)		4,965,000	4,667,100
Starfruit U.S. Holding Co. LLC/Starfruit Finance B.V. , 6.5%, 10/01/2026 (n)	EUR	2,205,000	2,431,470
Starfruit U.S. Holding Co. LLC/Starfruit Finance B.V. , 6.5%, 10/01/2026		375,000	413,515

			$22,533,559
Computer Software - 0.6%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.875%, 6/15/2021 (n)		$2,965,000	$3,013,363
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.02%, 6/15/2026 (n)		1,670,000	1,746,757

			$4,760,120
Computer Software - Systems - 1.7%
CDW LLC/CDW Finance Corp., 5.5%, 12/01/2024		$815,000	$843,118
CDW LLC/CDW Finance Corp., 5%, 9/01/2025		1,215,000	1,205,887
Fair Isaac Corp., 5.25%, 5/15/2026 (n)		4,095,000	4,115,475
JDA Software Group, Inc., 7.375%, 10/15/2024 (n)		2,400,000	2,442,000
Sabre GLBL, Inc., 5.375%, 4/15/2023 (n)		5,035,000	5,097,937

			$13,704,417
Conglomerates - 3.9%
Amsted Industries Co., 5%, 3/15/2022 (n)		$5,085,000	$5,034,150
BWX Technologies, Inc., 5.375%, 7/15/2026 (n)		3,590,000	3,625,900
CFX Escrow Corp., 6%, 2/15/2024 (z)		705,000	705,000
CFX Escrow Corp., 6.375%, 2/15/2026 (z)		455,000	455,000
EnerSys, 5%, 4/30/2023 (n)		6,335,000	6,287,488
Entegris, Inc., 4.625%, 2/10/2026 (n)		5,115,000	4,961,550
Gates Global LLC, 6%, 7/15/2022 (n)		1,927,000	1,937,213
Stevens Holding Co., Inc., 6.125%, 10/01/2026 (n)		3,335,000	3,369,617
TriMas Corp., 4.875%, 10/15/2025 (n)		4,345,000	4,214,650

			$30,590,568
Construction - 1.1%
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/2024 (a)(d)(n)		$1,723,000	$271,372
Empresas ICA S.A.B. de C.V., 8.9%, 2/04/2021 (a)(d)		1,320,000	207,900
Mattamy Group Corp., 6.5%, 10/01/2025 (n)		4,150,000	3,849,125
Toll Brothers Finance Corp., 4.875%, 11/15/2025		1,370,000	1,332,325
Toll Brothers Finance Corp., 4.35%, 2/15/2028		3,355,000	3,053,050

			$8,713,772

11

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Consumer Products - 0.7%
Coty, Inc., 6.5%, 4/15/2026 (n)		$1,905,000	$1,714,500
Energizer Holdings, Inc., 6.375%, 7/15/2026 (n)		3,325,000	3,233,563
Energizer Holdings, Inc., 7.75%, 1/15/2027 (z)		240,000	247,284

			$5,195,347
Consumer Services - 1.9%
Cimpress N.V., 7%, 6/15/2026 (n)		$2,920,000	$2,847,000
Frontdoor, Inc., 6.75%, 8/15/2026 (n)		2,805,000	2,783,962
Matthews International Corp., 5.25%, 12/01/2025 (n)		2,900,000	2,733,250
NVA Holdings, Inc., 6.875%, 4/01/2026 (n)		2,885,000	2,754,310
ServiceMaster Co. LLC, 5.125%, 11/15/2024 (n)		3,805,000	3,719,387

			$14,837,909
Containers - 4.8%
ARD Finance S.A., 6.625%, 9/15/2023	EUR	1,055,000	$1,156,232
ARD Finance S.A., 7.125%, 9/15/2023		$2,495,000	2,407,675
ARD Securities Finance, 8.75%, (8.75% cash or 8.75% PIK) 1/31/2023 (n)(p)		1,993,562	1,659,640
Berry Global Group, Inc., 5.5%, 5/15/2022		1,405,000	1,414,189
Berry Global Group, Inc., 6%, 10/15/2022		2,355,000	2,407,987
BWAY Holding Co., Inc., 7.25%, 4/15/2025 (n)		1,395,000	1,286,888
Crown American LLC, 4.5%, 1/15/2023		2,872,000	2,886,360
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/2026		2,440,000	2,318,000
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/01/2026		1,675,000	1,641,500
Flex Acquisition Co., Inc., 6.875%, 1/15/2025 (n)		3,030,000	2,833,050
Multi-Color Corp., 6.125%, 12/01/2022 (n)		4,202,000	4,233,515
Reynolds Group, 5.75%, 10/15/2020		1,599,028	1,605,104
Reynolds Group, 5.125%, 7/15/2023 (n)		2,080,000	2,083,848
Reynolds Group, 7%, 7/15/2024 (n)		775,000	792,438
Sealed Air Corp., 4.875%, 12/01/2022 (n)		3,635,000	3,671,350
Silgan Holdings, Inc., 4.75%, 3/15/2025		2,825,000	2,712,000
W/S Packaging Group, Inc., 9%, 4/15/2023 (n)		2,615,000	2,628,075

			$37,737,851
Electrical Equipment - 0.7%
CommScope Technologies LLC, 5%, 3/15/2027 (n)		$6,865,000	$5,851,726

Electronics - 1.2%
Qorvo, Inc., 5.5%, 7/15/2026 (n)		$3,160,000	$3,136,300
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)		2,185,000	2,266,937
Sensata Technologies B.V., 5%, 10/01/2025 (n)		3,840,000	3,859,200

			$9,262,437

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Emerging Market Quasi-Sovereign - 1.0%
DAE Funding LLC, 5.75%, 11/15/2023 (n)	$2,485,000	$2,509,850
DAE Funding LLC, 5%, 8/01/2024 (n)	5,240,000	5,150,920

		$7,660,770
Energy - Independent - 4.9%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.875%, 12/15/2024	$4,180,000	$2,885,454
Callon Petroleum Co., 6.375%, 7/01/2026	3,600,000	3,609,000
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023	1,640,000	1,619,500
CrownRock LP/CrownRock Finance, Inc., 5.625%, 10/15/2025 (n)	4,575,000	4,392,000
Diamondback Energy, Inc., 5.375%, 5/31/2025	5,590,000	5,725,837
Gulfport Energy Corp., 6%, 10/15/2024	2,315,000	2,176,100
Indigo Natural Resources LLC, 6.875%, 2/15/2026 (n)	2,330,000	2,038,750
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6%, 8/01/2026 (n)	3,490,000	3,455,100
Oasis Petroleum, Inc., 6.25%, 5/01/2026 (n)	2,900,000	2,751,375
Parsley Energy LLC/Parsley Finance Corp., 5.25%, 8/15/2025 (n)	1,000,000	990,000
Parsley Energy LLC/Parsley Finance Corp., 5.625%, 10/15/2027 (n)	5,350,000	5,303,187
Sanchez Energy Corp., 6.125%, 1/15/2023	2,180,000	381,500
SM Energy Co., 6.75%, 9/15/2026	3,510,000	3,457,877

		$38,785,680
Entertainment - 1.7%
AMC Entertainment Holdings, Inc., 5.75%, 6/15/2025	$1,420,000	$1,309,808
Constellation Merger Sub, Inc., 8.5%, 9/15/2025 (z)	925,000	889,156
Live Nation Entertainment, Inc., 5.625%, 3/15/2026 (n)	3,655,000	3,691,550
Six Flags Entertainment Corp., 4.875%, 7/31/2024 (n)	7,280,000	7,207,200

		$13,097,714
Financial Institutions - 1.3%
Avolon Holdings Funding Ltd., 5.125%, 10/01/2023	$1,915,000	$1,944,108
Park Aerospace Holdings Ltd., 5.5%, 2/15/2024 (n)	6,135,000	6,227,025
Wand Merger Corp., 8.125%, 7/15/2023 (n)	1,695,000	1,715,679

		$9,886,812
Food & Beverages - 3.4%
Aramark Services, Inc., 4.75%, 6/01/2026	$3,645,000	$3,581,212
Aramark Services, Inc., 5%, 2/01/2028 (n)	2,040,000	1,991,550
Cott Holdings, Inc., 5.5%, 4/01/2025 (n)	4,820,000	4,771,800
JBS USA LLC/JBS USA Finance, Inc., 6.75%, 2/15/2028 (n)	2,635,000	2,694,287
JBS USA Lux S.A./JBS USA Finance, Inc., 5.875%, 7/15/2024 (n)	1,155,000	1,166,550
Lamb Weston Holdings, Inc., 4.625%, 11/01/2024 (n)	2,295,000	2,283,525
Lamb Weston Holdings, Inc., 4.875%, 11/01/2026 (n)	1,695,000	1,680,593
Pilgrim’s Pride Corp., 5.875%, 9/30/2027 (n)	4,175,000	4,028,875
U.S. Foods Holding Corp., 5.875%, 6/15/2024 (n)	4,275,000	4,348,915

		$26,547,307

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Gaming & Lodging - 4.2%
CCM Merger, Inc., 6%, 3/15/2022 (n)	$2,945,000	$2,974,450
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/2023	1,755,000	1,809,826
GLP Capital LP/GLP Financing II, Inc., 5.25%, 6/01/2025	2,320,000	2,371,110
GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/2026	680,000	694,504
Hilton Domestic Operating Co., Inc., 5.125%, 5/01/2026 (n)	3,215,000	3,239,112
Hilton Worldwide Finance LLC, 4.625%, 4/01/2025	4,245,000	4,181,325
Marriot Ownership Resorts, Inc., 5.625%, 4/15/2023 (z)	2,695,000	2,654,575
MGM Resorts International, 6.625%, 12/15/2021	1,770,000	1,869,474
MGM Resorts International, 6%, 3/15/2023	1,360,000	1,411,000
MGM Resorts International, 5.75%, 6/15/2025	3,510,000	3,527,550
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/2021	3,265,000	3,269,081
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/2023	2,030,000	2,037,613
Wyndham Hotels Group, LLC, 5.375%, 4/15/2026 (n)	3,270,000	3,270,000

		$33,309,620
Industrial - 0.9%
Cleaver Brooks, Inc., 7.875%, 3/01/2023 (n)	$2,695,000	$2,668,050
KAR Auction Services, Inc., 5.125%, 6/01/2025 (n)	4,575,000	4,408,379

		$7,076,429
Insurance - Health - 0.8%
Centene Corp., 6.125%, 2/15/2024	$2,190,000	$2,294,025
Centene Corp., 5.375%, 6/01/2026 (n)	3,795,000	3,918,338

		$6,212,363
Insurance - Property & Casualty - 0.8%
AssuredPartners Inc., 7%, 8/15/2025 (n)	$3,020,000	$2,884,100
Hub International Ltd., 7%, 5/01/2026 (n)	3,235,000	3,137,950

		$6,022,050
Machinery & Tools - 0.4%
Ashtead Capital, Inc., 5.625%, 10/01/2024 (n)	$3,395,000	$3,479,875

Major Banks - 0.5%
UBS Group AG, 6.875% to 8/07/2025, FLR (Swap Rate - 5yr. + 4.59%) to 12/29/2049	$3,990,000	$3,995,514

Medical & Health Technology & Services - 4.9%
Acadia Healthcare Co., Inc., 5.625%, 2/15/2023	$2,990,000	$2,937,675
Avantor, Inc., 9%, 10/01/2025 (n)	2,815,000	2,899,450
DaVita, Inc., 5%, 5/01/2025	1,720,000	1,655,500
Encompass Health Corp., 5.75%, 9/15/2025	1,000,000	1,010,000
HCA, Inc., 7.5%, 2/15/2022	2,050,000	2,244,750
HCA, Inc., 5%, 3/15/2024	3,315,000	3,449,257
HCA, Inc., 5.375%, 2/01/2025	4,685,000	4,835,810
HCA, Inc., 5.875%, 2/15/2026	2,775,000	2,927,625

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical & Health Technology & Services - continued
HealthSouth Corp., 5.125%, 3/15/2023	$3,610,000	$3,631,479
HealthSouth Corp., 5.75%, 11/01/2024	1,260,000	1,274,175
Heartland Dental, LLC, 8.5%, 5/01/2026 (n)	2,545,000	2,379,575
Polaris, 8.5%, (8.5% cash or 8.5% PIK) 12/01/2022 (n)(p)	1,985,000	1,920,488
Quintiles IMS Holdings, Inc., 5%, 10/15/2026 (n)	1,935,000	1,937,419
Regional Care/LifePoint Health, Inc., 9.75%, 12/01/2026 (n)	3,000,000	2,993,400
West Street Merger Sub, Inc., 6.375%, 9/01/2025 (n)	2,840,000	2,570,200

		$38,666,803
Medical Equipment - 0.8%
Teleflex, Inc., 5.25%, 6/15/2024	$2,895,000	$2,916,713
Teleflex, Inc., 4.875%, 6/01/2026	1,670,000	1,677,849
Teleflex, Inc., 4.625%, 11/15/2027	2,115,000	2,062,125

		$6,656,687
Metals & Mining - 4.5%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 7/15/2026 (n)	$3,095,000	$3,071,787
Cleveland-Cliffs, Inc., 5.75%, 3/01/2025	1,125,000	1,088,438
First Quantum Minerals Ltd., 7.25%, 4/01/2023 (n)	1,690,000	1,618,192
Freeport-McMoRan Copper & Gold, Inc., 5.4%, 11/14/2034	4,305,000	3,820,687
Freeport-McMoRan, Inc., 6.875%, 2/15/2023	5,657,000	5,911,565
Kaiser Aluminum Corp., 5.875%, 5/15/2024	4,495,000	4,562,425
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125%, 11/01/2022 (n)	3,455,000	3,441,871
Novelis Corp., 5.875%, 9/30/2026 (n)	5,045,000	4,868,425
Petra Diamonds U.S. Treasury PLC, 7.25%, 5/01/2022 (n)	3,230,000	3,036,200
Steel Dynamics, Inc., 4.125%, 9/15/2025	1,635,000	1,553,250
TMS International Corp., 7.25%, 8/15/2025 (n)	2,755,000	2,589,700

		$35,562,540
Midstream - 5.5%
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/2022 (n)	$1,510,000	$1,525,100
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.625%, 7/15/2026 (n)	2,900,000	2,852,875
Cheniere Energy, Inc., 5.875%, 3/31/2025	3,800,000	4,003,148
DCP Midstream Operating LP, 4.95%, 4/01/2022	1,572,000	1,587,720
DCP Midstream Operating LP, 3.875%, 3/15/2023	2,845,000	2,766,763
DCP Midstream Operating LP, 5.375%, 7/15/2025 (n)	2,055,000	2,096,100
DCP Midstream Operating LP, 5.6%, 4/01/2044	1,945,000	1,765,088
Energy Transfer Equity LP, 5.875%, 1/15/2024	3,965,000	4,212,812
EnLink Midstream Partners LP, 4.4%, 4/01/2024	4,670,000	4,483,200
Tallgrass Energy Partners LP, 5.5%, 1/15/2028 (n)	6,440,000	6,276,746
Targa Resources Partners LP/Targa Resources Finance Corp., 5.25%, 5/01/2023	3,185,000	3,188,981

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Midstream - continued
Targa Resources Partners LP/Targa Resources Finance Corp., 5.125%, 2/01/2025 (n)	$2,020,000	$1,984,650
Targa Resources Partners LP/Targa Resources Finance Corp., 5.375%, 2/01/2027	6,570,000	6,340,050

		$43,083,233
Network & Telecom - 0.6%
Zayo Group LLC/Zayo Capital, Inc., 6.375%, 5/15/2025	$1,155,000	$1,127,569
Zayo Group LLC/Zayo Capital, Inc., 5.75%, 1/15/2027 (n)	3,600,000	3,478,284

		$4,605,853
Oil Services - 0.9%
Apergy Corp., 6.375%, 5/01/2026	$3,420,000	$3,364,425
Diamond Offshore Drill Co., 5.7%, 10/15/2039	3,235,000	2,215,975
Nabors Industries, Inc., 5.75%, 2/01/2025	1,875,000	1,631,250

		$7,211,650
Oils - 0.8%
Parkland Fuel Corp., 6%, 4/01/2026 (n)	$5,745,000	$5,486,475
PBF Holding Co. LLC/PBF Finance Corp., 7%, 11/15/2023	505,000	506,111

		$5,992,586
Pharmaceuticals - 1.2%
Endo Finance LLC/Endo Finco, Inc., 5.375%, 1/15/2023 (n)	$1,175,000	$959,094
Mallinckrodt International Finance S.A., 5.75%, 8/01/2022 (n)	1,785,000	1,619,887
Valeant Pharmaceuticals International, Inc., 5.5%, 3/01/2023 (n)	2,755,000	2,672,350
Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/2025 (n)	4,470,000	4,224,150

		$9,475,481
Precious Metals & Minerals - 0.4%
Teck Resources Ltd., 6%, 8/15/2040	$440,000	$441,100
Teck Resources Ltd., 6.25%, 7/15/2041	2,845,000	2,965,913

		$3,407,013
Printing & Publishing - 0.4%
Nielsen Finance LLC, 5%, 4/15/2022 (n)	$3,344,000	$3,338,984

Real Estate - Healthcare - 0.9%
MPT Operating Partnership LP/MPT Financial Co., REIT, 5.25%, 8/01/2026	$2,265,000	$2,276,325
MPT Operating Partnership LP/MPT Financial Co., REIT, 5%, 10/15/2027	5,265,000	5,125,478

		$7,401,803

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Real Estate - Other - 0.8%
CyrusOne LP/CyrusOne Finance Corp., REIT, 5%, 3/15/2024	$4,200,000	$4,231,500
CyrusOne LP/CyrusOne Finance Corp., REIT, 5.375%, 3/15/2027	2,230,000	2,235,575

		$6,467,075
Restaurants - 0.7%
Golden Nugget, Inc., 6.75%, 10/15/2024 (n)	$1,605,000	$1,605,000
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, 6/01/2026 (n)	4,055,000	4,105,688

		$5,710,688
Retailers - 0.8%
DriveTime Automotive Group, Inc./DT Acceptance Corp., 8%, 6/01/2021 (n)	$1,865,000	$1,860,338
Hanesbrands, Inc., 4.875%, 5/15/2026 (n)	2,975,000	2,848,562
Sally Beauty Holdings, Inc., 5.625%, 12/01/2025	1,655,000	1,612,798

		$6,321,698
Specialty Chemicals - 0.6%
Univar USA, Inc., 6.75%, 7/15/2023 (n)	$4,890,000	$5,024,475

Specialty Stores - 0.3%
Penske Automotive Group Co., 5.375%, 12/01/2024	$690,000	$681,375
Penske Automotive Group Co., 5.5%, 5/15/2026	1,755,000	1,715,513

		$2,396,888
Supermarkets - 0.2%
Albertsons Cos. LLC/Safeway Co., 6.625%, 6/15/2024	$1,615,000	$1,594,813

Telecommunications - Wireless - 4.9%
Altice France S.A., 6.25%, 5/15/2024 (n)	$1,245,000	$1,220,473
Altice France S.A., 8.125%, 2/01/2027 (n)	2,505,000	2,460,912
Altice Luxembourg S.A., 7.75%, 5/15/2022 (n)	1,675,000	1,624,750
Altice Luxembourg S.A., 7.625%, 2/15/2025 (n)	3,035,000	2,579,750
Digicel Group Ltd., 6.75%, 3/01/2023 (n)	3,988,000	3,258,994
SBA Communications Corp., 4%, 10/01/2022	3,990,000	3,940,125
SBA Communications Corp., 4.875%, 9/01/2024	1,995,000	1,997,494
SFR Group S.A., 7.375%, 5/01/2026 (n)	985,000	949,284
Sprint Corp., 7.875%, 9/15/2023	2,620,000	2,783,750
Sprint Corp., 7.125%, 6/15/2024	4,805,000	4,916,116
Sprint Nextel Corp., 6%, 11/15/2022	4,810,000	4,864,112
T-Mobile USA, Inc., 6.5%, 1/15/2024	1,765,000	1,826,775
T-Mobile USA, Inc., 5.125%, 4/15/2025	2,095,000	2,115,950
T-Mobile USA, Inc., 6.5%, 1/15/2026	2,020,000	2,136,150
T-Mobile USA, Inc., 5.375%, 4/15/2027	2,115,000	2,130,862

		$38,805,497

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Telephone Services - 0.6%
Level 3 Financing, Inc., 5.375%, 1/15/2024	$1,900,000	$1,890,500
Level 3 Financing, Inc., 5.375%, 5/01/2025	3,155,000	3,115,563

		$5,006,063
Transportation - Services - 0.2%
Navios South American Logistics, Inc., 7.25%, 5/01/2022	$1,110,000	$1,037,850
Syncreon Group BV/Syncre, 8.625%, 11/01/2021 (n)	1,168,000	934,400

		$1,972,250
Utilities - Electric Power - 2.5%
Clearway Energy Operating LLC, 5.75%, 10/15/2025 (n)	$4,505,000	$4,161,494
Covanta Holding Corp., 5.875%, 3/01/2024	2,515,000	2,508,712
Covanta Holding Corp., 5.875%, 7/01/2025	2,235,000	2,190,300
Covanta Holding Corp., 6%, 1/01/2027	3,280,000	3,140,600
Drax Finco PLC, 6.625%, 11/01/2025 (n)	3,520,000	3,502,400
NextEra Energy Operating Co., 4.25%, 9/15/2024 (n)	4,560,000	4,344,768
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)	75,000	71,625

		$19,919,899
Total Bonds (Identified Cost, $758,248,716)		$743,499,081

Floating Rate Loans (r) - 0.8%
Broadcasting - 0.1%
Warner Music Group, Term Loan F, 4.623%, 11/01/2023	$662,000	$646,829

Conglomerates - 0.1%
Gates Global LLC, Term Loan B2, 5.248%, 3/31/2024	$786,010	$768,106

Entertainment - 0.1%
Live Nation Entertainment, Inc., Term Loan B3, 4.125%, 10/31/2023	$1,017,411	$1,011,477

Food & Beverages - 0.1%
U.S. Foods Holding Corp., Term Loan B, 4.344%, 6/27/2023	$660,307	$648,917

Medical & Health Technology & Services - 0.3%
DaVita Healthcare Partners, Inc., Term Loan B, 5.248%, 6/24/2021	$2,272,740	$2,267,058

Oil Services - 0.1%
Apergy Corp., Term Loan B, 5.162%, 5/09/2025	$955,443	$933,348
Total Floating Rate Loans (Identified Cost, $6,253,161)		$6,275,735

Common Stocks - 0.4%
Oil Services - 0.4%
LTRI Holdings LP (a)(u) (Identified Cost, $1,188,000)	3,300	$2,935,086

18

Portfolio of Investments - continued

Convertible Bonds - 0.1%

Issuer	Shares/Par	Value ($)
Cable TV - 0.1%
DISH Network Corp., 3.375%, 8/15/2026 (Identified Cost, $1,064,116)	$1,180,000	$1,002,410

	Strike Price	First Exercise
Warrants - 0.0%
Forest & Paper Products - 0.0%
Appvion Holdings Corp. - Tranche A (1 share for 1 warrant) (a)	$27.17	8/24/18	2,021	$2,021
Appvion Holdings Corp. - Tranche B (1 share for 1 warrant) (a)	31.25	8/24/18	2,021	1,010
Total Warrants (Identified Cost, $0)				$3,031

Investment Companies (h) - 3.8%
Money Market Funds - 3.8%
MFS Institutional Money Market Portfolio, 2.47% (v) (Identified Cost, $29,838,451)	29,841,435	$29,838,451

Other Assets, Less Liabilities - 0.6%		4,883,184
Net Assets - 100.0%		$788,436,978

(a)	Non-income producing security.
(d)	In default.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $29,838,451 and $753,715,343, respectively.

(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $464,777,748, representing 58.9% of net assets.

(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(r)

The remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. The interest rate shown represents the weighted average of the floating interest rates on settled contracts within the loan facility at period end, unless otherwise indicated. The floating interest rates on settled contracts are determined periodically by reference to a base lending rate and a spread.

(u)

The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

19

Portfolio of Investments – continued

(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquistion Date	Cost	Value
CFX Escrow Corp., 6%, 2/15/2024	1/31/19	$705,000	$705,000
CFX Escrow Corp., 6.375%, 2/15/2026	1/31/19	455,000	455,000
Constellation Merger Sub, Inc., 8.5%, 9/15/2025	1/29/19-1/30/19	888,640	889,156
Core & Main LP, 6.125%, 8/15/2025	1/04/19-1/25/19	1,259,523	1,281,113
Energizer Holdings, Inc., 7.75%, 1/15/2027	1/17/19	240,000	247,284
Marriot Ownership Resorts, Inc., 5.625%, 4/15/2023	4/02/15-12/17/15	2,691,880	2,654,575
TransDigm, Inc., 6.25%, 3/15/2026	1/30/19	2,427,000	2,463,405
Total Restricted Securities			$8,695,533
% of Net assets			1.1%

The following abbreviations are used in this report and are defined:

FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 1/31/19

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
USD	5,642,582	EUR	4,877,047	Goldman Sachs International	4/12/2019	$28,050
USD	405,957	EUR	350,429	NatWest Markets PLC	4/12/2019	2,538

						$30,588

20

Portfolio of Investments – continued

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Liability Derivatives

Interest Rate Futures
German Euro-Bobl 5 yr	Short	EUR	13	$1,977,972	March - 2019	$(10,743)
U.S. Treasury Note 10 yr	Short	USD	110	13,471,562	March - 2019	(381,962)

						$(392,705)

At January 31, 2019, the fund had cash collateral of $143,744 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

21

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $766,753,993)	$753,715,343
Investments in affiliated issuers, at value (identified cost, $29,838,451)	29,838,451
Deposits with brokers for
Futures contracts	143,744
Receivables for
Forward foreign currency exchange contracts	30,588
Investments sold	510,932
Fund shares sold	236,036
Interest and dividends	11,770,946
Other assets	3,299
Total assets	$796,249,339

Liabilities
Payable to custodian	$65,510
Payables for
Net daily variation margin on open futures contracts	53,063
Investments purchased	7,409,846
Fund shares reacquired	210,291
Payable to affiliates
Administrator	94
Shareholder servicing costs	13
Accrued expenses and other liabilities	73,544
Total liabilities	$7,812,361
Net assets	$788,436,978

Net assets consist of
Paid-in capital	$871,449,011
Total distributable earnings (loss)	(83,012,033)
Net assets	$788,436,978
Shares of beneficial interest outstanding	88,191,880
Net asset value per share (net assets of $788,436,978 / 88,191,880 shares of beneficial interest outstanding)	$8.94

See Notes to Financial Statements

22

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$53,577,787
Dividends from affiliated issuers	396,975
Other	278,324
Total investment income	$54,253,086
Expenses
Shareholder servicing costs	$46
Administrative services fee	17,500
Custodian fee	60,296
Shareholder communications	5,951
Audit and tax fees	43,516
Legal fees	8,084
Pricing service fees	20,848
Miscellaneous	30,522
Total expenses	$186,763
Fees paid indirectly	(2,411)
Net expenses	$184,352
Net investment income (loss)	$54,068,734

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(16,095,589)
Affiliated issuers	104
Futures contracts	1,091,612
Forward foreign currency exchange contracts	259,212
Foreign currency	(533)
Net realized gain (loss)	$(14,745,194)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(26,518,416)
Futures contracts	(1,297,981)
Forward foreign currency exchange contracts	35,198
Translation of assets and liabilities in foreign currencies	431
Net unrealized gain (loss)	$(27,780,768)
Net realized and unrealized gain (loss)	$(42,525,962)
Change in net assets from operations	$11,542,772

See Notes to Financial Statements

23

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	1/31/19	1/31/18
Change in net assets

From operations
Net investment income (loss)	$54,068,734	$72,887,935
Net realized gain (loss)	(14,745,194)	15,418,353
Net unrealized gain (loss)	(27,780,768)	(6,830,932)
Change in net assets from operations	$11,542,772	$81,475,356
Total distributions to shareholders (a)	$(55,299,759)	$(75,880,650)
Change in net assets from fund share transactions	$(365,738,413)	$(229,459,345)
Total change in net assets	$(409,495,400)	$(223,864,639)

Net assets
At beginning of period	1,197,932,378	1,421,797,017
At end of period (b)	$788,436,978	$1,197,932,378

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended January 31, 2018, distributions from net investment income were $75,880,650.

(b)

Parenthetical disclosure of accumulated distributions in excess of net investment income is no longer required. See Note 2. For the year ended January 31, 2018, end of period net assets included accumulated distributions in excess of net investment income of $2,496,747.

See Notes to Financial Statements

24

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended

	1/31/19	1/31/18	1/31/17	1/31/16	1/31/15
Net asset value, beginning of period	$9.31	$9.28	$8.41	$9.47	$9.85

Income (loss) from investment operations
Net investment income (loss) (d)	$0.52	$0.53	$0.56	$0.57	$0.61
Net realized and unrealized gain (loss)	(0.36)	0.05	0.90	(1.03)	(0.29)
Total from investment operations	$0.16	$0.58	$1.46	$(0.46)	$0.32

Less distributions declared to shareholders
From net investment income	$(0.53)	$(0.55)	$(0.59)	$(0.59)	$(0.63)
From net realized gain	—	—	—	(0.01)	(0.07)
Total distributions declared to shareholders	$(0.53)	$(0.55)	$(0.59)	$(0.60)	$(0.70)
Net asset value, end of period (x)	$8.94	$9.31	$9.28	$8.41	$9.47
Total return (%) (r)(s)(x)	1.86	6.33	17.77	(5.23)	3.28

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.02	0.02	0.02	0.02	0.03
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	0.03
Net investment income (loss)	5.77	5.63	6.28	6.19	6.18
Portfolio turnover	38	46	44	33	43
Net assets at end of period (000 omitted)	$788,437	$1,197,932	$1,421,797	$1,350,666	$1,337,532

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS High Yield Pooled Portfolio (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. This fund is available only to certain U.S. registered investment companies managed by MFS. MFS does not receive a management fee from this fund.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years

26

Notes to Financial Statements – continued

beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon

27

Notes to Financial Statements – continued

rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments,

28

Notes to Financial Statements – continued

such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of January 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$—	$3,031	$2,935,086	$2,938,117
Non-U.S. Sovereign Debt	—	7,660,770	—	7,660,770
U.S. Corporate Bonds	—	603,792,760	—	603,792,760
Foreign Bonds	—	133,047,961	—	133,047,961
Floating Rate Loans	—	6,275,735	—	6,275,735
Mutual Funds	29,838,451	—	—	29,838,451
Total	$29,838,451	$750,780,257	$2,935,086	$783,553,794

Other Financial Instruments
Futures Contracts – Liabilities	$(392,705)	$—	$—	$(392,705)
Forward Foreign Currency
Exchange Contracts – Assets	—	30,588	—	30,588

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 1/31/18	$2,935,086
Change in unrealized appreciation or depreciation	0
Balance as of 1/31/19	$2,935,086

The net change in unrealized appreciation or depreciation from investments held as level 3 at January 31, 2019 is $0. At January 31, 2019, the fund held one level 3 security.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to

29

Notes to Financial Statements – continued

increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2019 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)

Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$—	$(392,705)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	30,588	—
Total		$30,588	$(392,705)

(a)

Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2019 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$1,091,612	$—
Foreign Exchange	—	259,212
Total	$1,091,612	$259,212

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended January 31, 2019 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(1,297,981)	$—
Foreign Exchange	—	35,198
Total	$(1,297,981)	$35,198

30

Notes to Financial Statements – continued

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less

31

Notes to Financial Statements – continued

counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

32

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended January 31, 2019, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items

33

Notes to Financial Statements – continued

of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to defaulted bonds, amortization and accretion of debt securities, and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 1/31/19	Year ended 1/31/18
Ordinary income (including any short-term capital gains)	$55,299,759	$75,880,650

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/19

Cost of investments	$798,926,559
Gross appreciation	7,801,467

Gross depreciation	(23,536,349)
Net unrealized appreciation (depreciation)	$(15,734,882)

Undistributed ordinary income	2,396,257
Capital loss carryforwards	(65,801,806)
Other temporary differences	(3,871,602)

As of January 31, 2019, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(12,598,314)
Long-Term	(53,203,492)
Total	$(65,801,806)

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from MFS funds that invest in the fund.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC is not paid a fee for providing these services. MFSC receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended January 31, 2019, these costs amounted to $46.

34

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500. The administrative services fee incurred for the year ended January 31, 2019 was equivalent to an annual effective rate of 0.0019% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund may pay compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFSC. The independent Trustees do not currently receive compensation from the fund.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended January 31, 2019, the fee paid by the fund under this agreement was $1,659 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended January 31, 2019, purchases and sales of investments, other than short-term obligations, aggregated $352,750,013 and $719,662,180, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/19		Year ended 1/31/18

	Shares	Amount	Shares	Amount
Shares sold	1,404,859	$12,591,447	10,158,880	$94,970,838
Shares issued to shareholders in reinvestment of distributions	6,146,645	55,299,759	8,095,660	75,880,650
Shares reacquired	(47,999,465)	(433,629,619)	(42,753,651)	(400,310,833)
Net change	(40,447,961)	$(365,738,413)	(24,499,111)	$(229,459,345)

35

Notes to Financial Statements – continued

The fund is an MFS Pooled Portfolio, which is designed to be used by certain MFS funds to invest in a particular security type rather than invest in the security type directly. The fund is solely invested in by other MFS funds for the purpose of gaining exposure to high income debt instruments, rather than investing in high income debt instruments directly. The MFS funds do not invest in this fund for the purpose of exercising management or control. At the end of the period, the MFS Diversified Income Fund, the MFS Global High Yield Fund, and the MFS Strategic Income Portfolio were the owners of record of approximately 73%, 26%, and 1%, respectively, of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended January 31, 2019, the fund’s commitment fee and interest expense were $5,582 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		17,092,907	272,989,999	(260,241,471)	29,841,435

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$104	$—	$—	$396,975	$29,838,451

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and the Shareholders of MFS High Yield Pooled Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS High Yield Pooled Portfolio (the “Fund”), including the portfolio of investments, as of January 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2019,

37

Report of Independent Registered Public Accounting Firm – continued

by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 19, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

38

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of March 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 57)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

43

Trustees and Officers – continued

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
David Cole
Michael Skatrud

44

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

45

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

46

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

47

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

January 31, 2019

MFS® High Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

MFH-ANN

MFS® High Income Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as Brexit have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that has prevailed for much of the past several years. Against this more challenging backdrop, equity markets in the United States have outperformed most international markets on a relative basis over the past 12 months, though broad market returns have been modestly negative on an absolute basis. Global economic growth has become less synchronized over the past few quarters, with Europe, China, and some emerging markets having shown signs of significantly slowing growth. While U.S. growth has remained above average, its pace slowed in the second half of 2018.

A decelerating global economy and tighter financial conditions have prompted the U.S. Federal Reserve to reassess its monetary policy outlook. Fed chairman Jerome Powell recently acknowledged that the next change in policy rates could be either a hike or a cut, suggesting that the tightening cycle begun in late 2015 may have come to an end. The Fed has also signaled that it is likely to maintain a larger-than-expected balance sheet, meaning that monetary conditions will likely tighten less over time than earlier feared. U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. short-term interest rates, declining equity valuations, and a stronger dollar. With the Republicans losing control of the U.S. House of Representatives, further meaningful U.S. fiscal stimulus appears less likely over the remainder of this presidential term. The recent partial U.S. government shutdown has also added to political uncertainty as the competing budgetary priorities of the House of Representatives and the White House will likely remain a source of friction going forward.

Globally, inflation remains largely subdued thanks in part to lower oil prices, but tight labor markets will keep investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — a NAFTA replacement has been worked out between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions between the U.S. and China remain high, though the two sides recently returned to the negotiating table.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring that our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

March 19, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Cable TV	8.6%
Midstream	5.5%
Medical & Health Technology & Services	5.3%
Wireless Communications	5.0%
Energy – Independent	4.9%

Composition including fixed income credit quality (a)(i)
BBB	1.9%
BB	50.0%
B	34.6%
CCC	8.5%
CC	0.3%
C (o)	0.0%
Not Rated	(1.7)%
Non-Fixed Income	0.3%
Cash & Cash Equivalents	4.3%
Other	1.8%

Portfolio facts (i)
Average Duration (d)	3.9
Average Effective Maturity (m)	6.4 yrs.

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. Non-Fixed Income includes any equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

2

Portfolio Composition – continued

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of January 31, 2019.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2019, Class A shares of the MFS High Income Fund (“fund”) provided a total return of 0.68%, at net asset value. This compares with a return of 1.73% for the fund’s benchmark, the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index.

Market Environment

The global economy decelerated during the reporting period, led by weakness in China and Europe as business and investor sentiment was undermined by growing trade frictions. Slower growth, along with tighter financial conditions, contributed to an uptick in market volatility late in the period. Equity valuations fell and credit spreads widened, fueled in part by concerns that the US Federal Reserve was on course to further tighten monetary policy after it lifted rates for a fourth time during the period and indicated its intention to hike several more times while allowing its balance sheet to run off at its predetermined pace.

The market’s negative reaction to these policy signals prompted the Fed to reverse course at the end of the period and indicated that its policy was on hold as inflation pressures abated. The Fed also indicated that it will maintain a larger balance sheet than it had previously. These dovish shifts helped equity valuations rebound, reduced volatility and narrowed credit spreads. Central banks globally are tilting more dovish as well, with China lowering reserve requirements, The Bank of Canada and Bank of England holding rates steady and the European Central Bank acknowledging that it may not be able to hike rates in the fall of 2019 as it had earlier projected.

Emerging markets experienced considerable volatility during the period as tighter global financial conditions exposed structural weakness in some countries. Those pressures were somewhat relieved at the end of the period as the Fed adopted its more dovish posture. However, slowing global growth and ongoing trade frictions remained concerns.

From a geopolitical perspective, a fractious Eurosceptic Italian coalition government, large-scale protests in France over stagnant wages and news that Germany’s Angela Merkel will not seek another term as chancellor were sources of uncertainty in Europe. In emerging markets, new Brazilian president Jair Bolsanaro took office, with markets generally encouraged by his market-friendly agenda. In contrast, markets were nervous about the less-market-friendly approach of Mexico’s new president Andres Manuel Lopez Obrador. For much of the period, the contentious US-China trading relationship was a drag on global sentiment, although tentative signs of progress toward resolution helped steady markets late in the period. Concerns persisted about slowing Chinese economic activity.

Detractors from Performance

Relative to the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, the fund’s lesser exposure to “C”-rated (r) securities held back relative performance. Security selection within “B”-rated bonds, particularly within both the communications and energy sectors, also detracted from relative returns. Within the

4

Management Review – continued

communications sector, holding bonds of wireless services provider Digicel, and an overweight position in fiber-based bandwidth infrastructure provider Zayo Group, negatively impacted relative results. Within the energy sector, overweight positions in oil & gas producer Alta Mesa and offshore drilling company Diamond Offshore Drilling also weakened relative returns. The fund’s security selection within the electric utility sector further weighed on relative results led by overweight positions in waste management services provider Covanta and electric energy services provider NRG Yield Operating.

Contributors to Performance

An underweight allocation to “CCC”-rated bonds, particularly within the energy sector, and an overweight allocation and security selection within “BB”-rated bonds, contributed to the fund’s relative performance. Within “BB”-rated bonds, overweight exposures to aircraft leasing company Park Aerospace and healthcare insurance provider Centene Escrow boosted relative results. Favorable security selection within the basic industry sector was another positive factor for relative returns. The fund’s shorter duration (d) stance at the beginning of the reporting period as interest rates generally rose, and its longer duration stance towards the end of the reporting period as yields tightened, also benefited relative performance.

Respectfully,

Portfolio Manager(s)

David Cole and Michael Skatrud

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

Note to Shareholders: Effective March 1, 2018, Michael Skatrud became a Portfolio Manager of the Fund. Effective September 1, 2018, William Adams is no longer a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 1/31/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 1/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	2/17/78	0.68%	3.54%	9.39%	N/A
B	9/27/93	(0.07)%	2.76%	8.54%	N/A
C	1/03/94	0.23%	2.77%	8.57%	N/A
I	1/02/97	0.92%	3.79%	9.63%	N/A
R1	4/01/05	(0.07)%	2.76%	8.54%	N/A
R2	10/31/03	0.72%	3.28%	9.12%	N/A
R3	4/01/05	0.98%	3.53%	9.39%	N/A
R4	4/01/05	1.23%	3.79%	9.66%	N/A
R6	6/01/12	1.33%	3.89%	N/A	5.41%
529A	7/31/02	0.93%	3.50%	9.33%	N/A
529B	7/31/02	0.17%	2.71%	8.51%	N/A
529C	7/31/02	(0.12)%	2.71%	8.47%	N/A

Comparative benchmark(s)
Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)		1.73%	4.61%	10.92%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(3.60)%	2.64%	8.92%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(3.91)%	2.43%	8.54%	N/A
C With CDSC (1% for 12 months) (v)		(0.73)%	2.77%	8.57%	N/A
529A With Initial Sales Charge (4.25%)		(3.36)%	2.60%	8.86%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		(3.68)%	2.38%	8.51%	N/A
529C With CDSC (1% for 12 months) (v)		(1.08)%	2.71%	8.47%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition(s)

Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Bloomberg Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, August 1, 2018 through January 31, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2018 through January 31, 2019.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/18	Ending Account Value 1/31/19	Expenses Paid During Period (p) 8/01/18-1/31/19
A	Actual	0.91%	$1,000.00	$1,012.67	$4.62
	Hypothetical (h)	0.91%	$1,000.00	$1,020.62	$4.63
B	Actual	1.67%	$1,000.00	$1,008.85	$8.46
	Hypothetical (h)	1.67%	$1,000.00	$1,016.79	$8.49
C	Actual	1.67%	$1,000.00	$1,008.90	$8.46
	Hypothetical (h)	1.67%	$1,000.00	$1,016.79	$8.49
I	Actual	0.67%	$1,000.00	$1,013.89	$3.40
	Hypothetical (h)	0.67%	$1,000.00	$1,021.83	$3.41
R1	Actual	1.67%	$1,000.00	$1,008.87	$8.46
	Hypothetical (h)	1.67%	$1,000.00	$1,016.79	$8.49
R2	Actual	1.17%	$1,000.00	$1,011.39	$5.93
	Hypothetical (h)	1.17%	$1,000.00	$1,019.31	$5.96
R3	Actual	0.92%	$1,000.00	$1,015.69	$4.67
	Hypothetical (h)	0.92%	$1,000.00	$1,020.57	$4.69
R4	Actual	0.67%	$1,000.00	$1,013.93	$3.40
	Hypothetical (h)	0.67%	$1,000.00	$1,021.83	$3.41
R6	Actual	0.57%	$1,000.00	$1,014.43	$2.89
	Hypothetical (h)	0.57%	$1,000.00	$1,022.33	$2.91
529A	Actual	0.96%	$1,000.00	$1,012.45	$4.87
	Hypothetical (h)	0.96%	$1,000.00	$1,020.37	$4.89
529B	Actual	1.72%	$1,000.00	$1,008.62	$8.71
	Hypothetical (h)	1.72%	$1,000.00	$1,016.53	$8.74
529C	Actual	1.72%	$1,000.00	$1,008.60	$8.71
	Hypothetical (h)	1.72%	$1,000.00	$1,016.53	$8.74

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A and Class 529A shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

1/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 93.2%

Issuer	Shares/Par		Value ($)
Aerospace - 0.9%
Bombardier, Inc., 7.5%, 3/15/2025 (n)		$2,650,000	$2,553,938
TransDigm, Inc., 6.5%, 7/15/2024		4,015,000	3,959,794
TransDigm, Inc., 6.25%, 3/15/2026 (z)		4,542,000	4,610,130
TransDigm, Inc., 6.375%, 6/15/2026		2,815,000	2,709,437

			$13,833,299
Asset-Backed & Securitized - 0.0%
CW Capital Cobalt Commercial Mortgage Trust, CDO, “F”, FLR, 4.065% (LIBOR - 3mo. + 1.3%), 4/26/2050 (p)(z)		$733,222	$73
CW Capital Cobalt Commercial Mortgage Trust, CDO, “G”, FLR, 4.265% (LIBOR - 3mo. + 1.5%), 4/26/2050 (p)(z)		2,314,633	232
Lehman Brothers Commercial Conduit Mortgage Trust, 1.119%, 2/18/2030 (i)		178,428	2

			$307
Automotive - 1.4%
Allison Transmission, Inc., 5%, 10/01/2024 (n)		$12,478,000	$12,275,232
IHO Verwaltungs GmbH, 4.75%, (4.75% cash or 5.5% PIK) 9/15/2026 (n)(p)		7,240,000	6,552,200
Jaguar Land Rover Automotive PLC, 4.5%, 10/01/2027 (n)		1,675,000	1,239,500

			$20,066,932
Broadcasting - 2.9%
Liberty Media Corp. - Liberty Formula One, 8.5%, 7/15/2029		$5,450,000	$5,531,750
Liberty Media Corp. - Liberty Formula One, 8.25%, 2/01/2030		2,480,000	2,511,000
Match Group, Inc., 6.375%, 6/01/2024		6,560,000	6,855,200
Netflix, Inc., 5.875%, 2/15/2025		5,390,000	5,583,771
Netflix, Inc., 4.875%, 4/15/2028		1,900,000	1,807,375
Netflix, Inc., 5.875%, 11/15/2028 (n)		7,590,000	7,694,362
Netflix, Inc., 4.625%, 5/15/2029 (n)	EUR	2,745,000	3,165,491
WMG Acquisition Corp., 5%, 8/01/2023 (n)		$1,780,000	1,766,650
WMG Acquisition Corp., 4.875%, 11/01/2024 (n)		6,050,000	5,929,000
WMG Acquisition Corp., 5.5%, 4/15/2026 (n)		1,490,000	1,471,375

			$42,315,974
Building - 4.3%
ABC Supply Co., Inc., 5.75%, 12/15/2023 (n)		$7,605,000	$7,814,137
ABC Supply Co., Inc., 5.875%, 5/15/2026 (n)		4,970,000	4,980,686
Beacon Escrow Corp., 4.875%, 11/01/2025 (n)		6,705,000	6,244,031
Core & Main LP, 6.125%, 8/15/2025 (z)		2,500,000	2,381,250

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Building - continued
James Hardie International Finance Ltd., 4.75%, 1/15/2025 (n)	$1,115,000	$1,059,250
James Hardie International Finance Ltd., 5%, 1/15/2028 (n)	5,035,000	4,531,500
NCI Building Systems, Inc., 8%, 4/15/2026 (n)	2,660,000	2,517,025
New Enterprise Stone & Lime Co., Inc., 10.125%, 4/01/2022 (n)	6,150,000	6,150,000
New Enterprise Stone & Lime Co., Inc., 6.25%, 3/15/2026 (n)	4,888,000	4,668,040
PriSo Acquisition Corp., 9%, 5/15/2023 (n)	2,646,000	2,646,000
Standard Industries, Inc., 5.375%, 11/15/2024 (n)	3,680,000	3,652,400
Standard Industries, Inc., 6%, 10/15/2025 (n)	8,935,000	8,979,675
Summit Materials LLC/Summit Materials Finance Co., 6.125%, 7/15/2023	6,865,000	6,914,428
Summit Materials LLC/Summit Materials Finance Co., 5.125%, 6/01/2025 (n)	1,720,000	1,614,650

		$64,153,072
Business Services - 4.1%
Alliance Data Systems Corp., 5.875%, 11/01/2021 (n)	$2,155,000	$2,171,162
CDK Global, Inc., 4.875%, 6/01/2027	8,050,000	7,808,500
Equinix, Inc., 5.375%, 4/01/2023	3,135,000	3,170,269
Equinix, Inc., 5.75%, 1/01/2025	4,260,000	4,398,450
Equinix, Inc., 5.875%, 1/15/2026	3,720,000	3,842,016
Financial & Risk U.S. Holdings, Inc., 8.25%, 11/15/2026 (n)	6,195,000	5,807,812
First Data Corp., 5%, 1/15/2024 (n)	11,495,000	11,746,453
MSCI, Inc., 4.75%, 8/01/2026 (n)	6,075,000	6,052,219
Travelport Worldwide Ltd., 6%, 3/15/2026 (n)	3,675,000	3,801,310
Vantiv LLC/Vantiv Issuer Corp., 4.375%, 11/15/2025 (n)	7,510,000	7,209,450
Verscend Escrow Corp., 9.75%, 8/15/2026 (n)	3,860,000	3,886,248

		$59,893,889
Cable TV - 8.4%
Altice Financing S.A., 6.625%, 2/15/2023 (n)	$2,690,000	$2,704,257
Altice Financing S.A., 7.5%, 5/15/2026 (n)	925,000	876,438
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/2024	10,830,000	11,046,600
CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/2025 (n)	2,185,000	2,196,581
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 2/15/2026 (n)	12,525,000	12,712,875
CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 5/01/2027 (n)	5,765,000	5,781,142
CSC Holdings LLC, 5.5%, 5/15/2026 (n)	5,145,000	5,093,550
CSC Holdings LLC, 5.5%, 4/15/2027 (n)	12,105,000	11,832,395
CSC Holdings LLC, 7.5%, 4/01/2028 (n)	3,705,000	3,806,887
DISH DBS Corp., 5.875%, 11/15/2024	2,670,000	2,212,763

12

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Cable TV - continued
Intelsat Connect Finance, 9.5%, 2/15/2023 (n)		$1,995,000	$1,865,325
Intelsat Jackson Holdings S.A., 5.5%, 8/01/2023		7,085,000	6,447,350
Sirius XM Radio, Inc., 4.625%, 5/15/2023 (n)		2,750,000	2,746,563
Sirius XM Radio, Inc., 6%, 7/15/2024 (n)		8,125,000	8,439,844
Sirius XM Radio, Inc., 5.375%, 4/15/2025 (n)		2,785,000	2,819,812
Telenet Finance Luxembourg S.A., 5.5%, 3/01/2028 (n)		9,600,000	9,072,000
Unitymedia KabelBW GmbH, 6.125%, 1/15/2025 (n)		7,195,000	7,428,837
Videotron Ltd., 5.375%, 6/15/2024 (n)		1,535,000	1,603,154
Videotron Ltd., 5.125%, 4/15/2027 (n)		9,755,000	9,779,387
Virgin Media Finance PLC, 5.75%, 1/15/2025 (n)		1,125,000	1,108,553
Virgin Media Secured Finance PLC, 5.25%, 1/15/2026 (n)		7,210,000	7,101,850
Ziggo Bond Finance B.V., 5.875%, 1/15/2025 (n)		7,610,000	7,134,375

			$123,810,538
Chemicals - 2.8%
Axalta Coating Systems Co., 4.875%, 8/15/2024 (n)		$8,090,000	$7,897,862
Consolidated Energy Finance S.A., 6.875%, 6/15/2025 (n)		4,769,000	4,697,465
OCI N.V., 6.625%, 4/15/2023 (n)		8,005,000	8,225,137
PolyOne Corp., 5.25%, 3/15/2023		6,075,000	6,105,375
SPCM S.A., 4.875%, 9/15/2025 (n)		9,385,000	8,821,900
Starfruit U.S. Holding Co. LLC/Starfruit Finance B.V. , 6.5%, 10/01/2026 (n)	EUR	3,575,000	3,942,180
Starfruit U.S. Holding Co. LLC/Starfruit Finance B.V. , 6.5%, 10/01/2026		1,195,000	1,317,736

			$41,007,655
Computer Software - 0.6%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.875%, 6/15/2021 (n)		$5,440,000	$5,528,734
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.02%, 6/15/2026 (n)		3,320,000	3,472,595

			$9,001,329
Computer Software - Systems - 1.7%
CDW LLC/CDW Finance Corp., 5.5%, 12/01/2024		$1,425,000	$1,474,163
CDW LLC/CDW Finance Corp., 5%, 9/01/2025		2,190,000	2,173,575
Fair Isaac Corp., 5.25%, 5/15/2026 (n)		7,320,000	7,356,600
JDA Software Group, Inc., 7.375%, 10/15/2024 (n)		4,705,000	4,787,337
Sabre GLBL, Inc., 5.375%, 4/15/2023 (n)		9,280,000	9,396,000

			$25,187,675
Conglomerates - 3.8%
Amsted Industries Co., 5%, 3/15/2022 (n)		$9,520,000	$9,424,800
BWX Technologies, Inc., 5.375%, 7/15/2026 (n)		6,440,000	6,504,400

13

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Conglomerates - continued
CFX Escrow Corp., 6%, 2/15/2024 (z)		$1,325,000	$1,325,000
CFX Escrow Corp., 6.375%, 2/15/2026 (z)		860,000	860,000
EnerSys, 5%, 4/30/2023 (n)		11,775,000	11,686,687
Entegris, Inc., 4.625%, 2/10/2026 (n)		9,800,000	9,506,000
Gates Global LLC, 6%, 7/15/2022 (n)		3,312,000	3,329,554
Stevens Holding Co., Inc., 6.125%, 10/01/2026 (n)		6,475,000	6,542,211
TriMas Corp., 4.875%, 10/15/2025 (n)		7,835,000	7,599,950

			$56,778,602
Construction - 1.1%
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/2024 (a)(d)(n)		$1,546,000	$243,495
Empresas ICA S.A.B. de C.V., 8.9%, 2/04/2021 (a)(d)		2,555,000	402,413
Mattamy Group Corp., 6.5%, 10/01/2025 (n)		7,680,000	7,123,200
Toll Brothers Finance Corp., 4.875%, 11/15/2025		2,665,000	2,591,712
Toll Brothers Finance Corp., 4.35%, 2/15/2028		6,505,000	5,919,550

			$16,280,370
Consumer Products - 0.7%
Coty, Inc., 6.5%, 4/15/2026 (n)		$3,490,000	$3,141,000
Energizer Holdings, Inc., 6.375%, 7/15/2026 (n)		6,155,000	5,985,738
Energizer Holdings, Inc., 7.75%, 1/15/2027 (z)		455,000	468,809

			$9,595,547
Consumer Services - 1.8%
Cimpress N.V., 7%, 6/15/2026 (n)		$5,250,000	$5,118,750
Frontdoor, Inc., 6.75%, 8/15/2026 (n)		5,290,000	5,250,325
Matthews International Corp., 5.25%, 12/01/2025 (n)		5,390,000	5,080,075
NVA Holdings, Inc., 6.875%, 4/01/2026 (n)		5,465,000	5,217,436
ServiceMaster Co. LLC, 5.125%, 11/15/2024 (n)		6,705,000	6,554,137

			$27,220,723
Containers - 4.7%
ARD Finance S.A., 6.625%, 9/15/2023	EUR	1,940,000	$2,126,152
ARD Finance S.A., 7.125%, 9/15/2023		$4,600,000	4,439,000
ARD Securities Finance, 8.75%, (8.75% cash or 8.75% PIK) 1/31/2023 (n)(p)		3,449,593	2,871,786
Berry Global Group, Inc., 5.5%, 5/15/2022		2,865,000	2,883,737
Berry Global Group, Inc., 6%, 10/15/2022		4,140,000	4,233,150
BWAY Holding Co., Inc., 7.25%, 4/15/2025 (n)		2,605,000	2,403,113
Crown American LLC, 4.5%, 1/15/2023		5,430,000	5,457,150
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/2026		4,805,000	4,564,750

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Containers - continued
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/01/2026	$2,790,000	$2,734,200
Flex Acquisition Co., Inc., 6.875%, 1/15/2025 (n)	5,360,000	5,011,600
Multi-Color Corp., 6.125%, 12/01/2022 (n)	7,761,000	7,819,207
Reynolds Group, 5.75%, 10/15/2020	2,674,737	2,684,901
Reynolds Group, 5.125%, 7/15/2023 (n)	4,330,000	4,338,011
Reynolds Group, 7%, 7/15/2024 (n)	1,450,000	1,482,625
Sealed Air Corp., 4.875%, 12/01/2022 (n)	6,300,000	6,363,000
Silgan Holdings, Inc., 4.75%, 3/15/2025	5,270,000	5,059,200
W/S Packaging Group, Inc., 9%, 4/15/2023 (n)	4,880,000	4,904,400

		$69,375,982
Electrical Equipment - 0.7%
CommScope Technologies LLC, 5%, 3/15/2027 (n)	$12,760,000	$10,876,624

Electronics - 1.2%
Qorvo, Inc., 5.5%, 7/15/2026 (n)	$6,070,000	$6,024,475
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)	4,215,000	4,373,062
Sensata Technologies B.V., 5%, 10/01/2025 (n)	7,065,000	7,100,325

		$17,497,862
Emerging Market Quasi-Sovereign - 1.0%
DAE Funding LLC, 5.75%, 11/15/2023 (n)	$4,580,000	$4,625,800
DAE Funding LLC, 5%, 8/01/2024 (n)	9,770,000	9,603,910

		$14,229,710
Energy - Independent - 4.8%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.875%, 12/15/2024	$6,945,000	$4,794,134
Callon Petroleum Co., 6.375%, 7/01/2026	6,650,000	6,666,625
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023	3,080,000	3,041,500
CrownRock LP/CrownRock Finance, Inc., 5.625%, 10/15/2025 (n)	8,420,000	8,083,200
Diamondback Energy, Inc., 5.375%, 5/31/2025	10,420,000	10,673,206
Gulfport Energy Corp., 6%, 10/15/2024	4,340,000	4,079,600
Indigo Natural Resources LLC, 6.875%, 2/15/2026 (n)	4,125,000	3,609,375
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6%, 8/01/2026 (n)	6,445,000	6,380,550
Oasis Petroleum, Inc., 6.25%, 5/01/2026 (n)	5,195,000	4,928,756
Parsley Energy LLC/Parsley Finance Corp., 5.25%, 8/15/2025 (n)	1,585,000	1,569,150
Parsley Energy LLC/Parsley Finance Corp., 5.625%, 10/15/2027 (n)	10,225,000	10,135,531
Sanchez Energy Corp., 6.125%, 1/15/2023	4,285,000	749,875

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Energy - Independent - continued
SM Energy Co., 6.75%, 9/15/2026	$6,600,000	$6,501,990

		$71,213,492
Entertainment - 1.7%
AMC Entertainment Holdings, Inc., 5.75%, 6/15/2025	$2,650,000	$2,444,360
Constellation Merger Sub, Inc., 8.5%, 9/15/2025 (z)	1,725,000	1,658,156
Live Nation Entertainment, Inc., 5.625%, 3/15/2026 (n)	6,750,000	6,817,500
Six Flags Entertainment Corp., 4.875%, 7/31/2024 (n)	13,565,000	13,429,350

		$24,349,366
Financial Institutions - 1.2%
Avolon Holdings Funding Ltd., 5.125%, 10/01/2023	$4,100,000	$4,162,320
Park Aerospace Holdings Ltd., 5.5%, 2/15/2024 (n)	10,875,000	11,038,125
Wand Merger Corp., 8.125%, 7/15/2023 (n)	3,070,000	3,107,454

		$18,307,899
Food & Beverages - 3.3%
Aramark Services, Inc., 4.75%, 6/01/2026	$6,440,000	$6,327,300
Aramark Services, Inc., 5%, 2/01/2028 (n)	4,040,000	3,944,050
Cott Holdings, Inc., 5.5%, 4/01/2025 (n)	8,775,000	8,687,250
JBS USA LLC/JBS USA Finance, Inc., 6.75%, 2/15/2028 (n)	4,935,000	5,046,037
JBS USA Lux S.A./JBS USA Finance, Inc., 5.875%, 7/15/2024 (n)	2,160,000	2,181,600
Lamb Weston Holdings, Inc., 4.625%, 11/01/2024 (n)	4,555,000	4,532,225
Lamb Weston Holdings, Inc., 4.875%, 11/01/2026 (n)	2,420,000	2,399,430
Pilgrim’s Pride Corp., 5.875%, 9/30/2027 (n)	8,190,000	7,903,350
U.S. Foods Holding Corp., 5.875%, 6/15/2024 (n)	7,555,000	7,685,626

		$48,706,868
Gaming & Lodging - 4.1%
CCM Merger, Inc., 6%, 3/15/2022 (n)	$5,265,000	$5,317,650
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/2023	3,185,000	3,284,499
GLP Capital LP/GLP Financing II, Inc., 5.25%, 6/01/2025	4,545,000	4,645,126
GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/2026	730,000	745,571
Hilton Domestic Operating Co., Inc., 5.125%, 5/01/2026 (n)	5,790,000	5,833,425
Hilton Worldwide Finance LLC, 4.625%, 4/01/2025	7,420,000	7,308,700
Marriot Ownership Resorts, Inc., 5.625%, 4/15/2023 (z)	4,425,000	4,358,625
MGM Resorts International, 6.625%, 12/15/2021	2,815,000	2,973,203
MGM Resorts International, 6%, 3/15/2023	2,980,000	3,091,750
MGM Resorts International, 5.75%, 6/15/2025	6,690,000	6,723,450
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/2021	6,215,000	6,222,769
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/2023	3,640,000	3,653,650
Wyndham Hotels Group, LLC, 5.375%, 4/15/2026 (n)	6,165,000	6,165,000

		$60,323,418

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Industrial - 0.9%
Cleaver Brooks, Inc., 7.875%, 3/01/2023 (n)	$5,025,000	$4,974,750
KAR Auction Services, Inc., 5.125%, 6/01/2025 (n)	8,255,000	7,954,353

		$12,929,103
Insurance - Health - 0.8%
Centene Corp., 6.125%, 2/15/2024	$3,530,000	$3,697,675
Centene Corp., 5.375%, 6/01/2026 (n)	7,780,000	8,032,850

		$11,730,525
Insurance - Property & Casualty - 0.7%
AssuredPartners Inc., 7%, 8/15/2025 (n)	$5,630,000	$5,376,650
Hub International Ltd., 7%, 5/01/2026 (n)	5,805,000	5,630,850

		$11,007,500
Machinery & Tools - 0.4%
Ashtead Capital, Inc., 5.625%, 10/01/2024 (n)	$5,925,000	$6,073,125

Major Banks - 0.5%
UBS Group AG, 6.875% to 8/07/2025, FLR (Swap Rate - 5yr. + 4.59%) to 12/29/2049	$7,030,000	$7,039,715

Medical & Health Technology & Services - 4.9%
Acadia Healthcare Co., Inc., 5.625%, 2/15/2023	$5,590,000	$5,492,175
Avantor, Inc., 9%, 10/01/2025 (n)	5,300,000	5,459,000
DaVita, Inc., 5%, 5/01/2025	3,955,000	3,806,687
Encompass Health Corp., 5.75%, 9/15/2025	2,625,000	2,651,250
HCA, Inc., 7.5%, 2/15/2022	6,000,000	6,570,000
HCA, Inc., 5%, 3/15/2024	5,230,000	5,441,815
HCA, Inc., 5.375%, 2/01/2025	8,315,000	8,582,660
HCA, Inc., 5.875%, 2/15/2026	4,300,000	4,536,500
HealthSouth Corp., 5.125%, 3/15/2023	5,855,000	5,889,837
HealthSouth Corp., 5.75%, 11/01/2024	2,105,000	2,128,681
Heartland Dental, LLC, 8.5%, 5/01/2026 (n)	4,745,000	4,436,575
Polaris, 8.5%, (8.5% cash or 8.5% PIK) 12/01/2022 (n)(p)	3,735,000	3,613,613
Quintiles IMS Holdings, Inc., 5%, 10/15/2026 (n)	3,615,000	3,619,519
Regional Care/LifePoint Health, Inc., 9.75%, 12/01/2026 (n)	5,530,000	5,517,834
West Street Merger Sub, Inc., 6.375%, 9/01/2025 (n)	5,200,000	4,706,000

		$72,452,146
Medical Equipment - 0.8%
Teleflex, Inc., 5.25%, 6/15/2024	$5,595,000	$5,636,963
Teleflex, Inc., 4.875%, 6/01/2026	3,310,000	3,325,557
Teleflex, Inc., 4.625%, 11/15/2027	3,330,000	3,246,750

		$12,209,270

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Metals & Mining - 4.5%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 7/15/2026 (n)	$5,715,000	$5,672,137
Cleveland-Cliffs, Inc., 5.75%, 3/01/2025	2,105,000	2,036,588
First Quantum Minerals Ltd., 7.25%, 4/01/2023 (n)	2,835,000	2,714,541
Freeport-McMoRan Copper & Gold, Inc., 5.4%, 11/14/2034	7,110,000	6,310,125
Freeport-McMoRan, Inc., 6.875%, 2/15/2023	12,021,000	12,561,945
Kaiser Aluminum Corp., 5.875%, 5/15/2024	8,155,000	8,277,325
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125%, 11/01/2022 (n)	6,360,000	6,335,832
Novelis Corp., 5.875%, 9/30/2026 (n)	9,340,000	9,013,100
Petra Diamonds U.S. Treasury PLC, 7.25%, 5/01/2022 (n)	5,945,000	5,588,300
Steel Dynamics, Inc., 4.125%, 9/15/2025	3,060,000	2,907,000
TMS International Corp., 7.25%, 8/15/2025 (n)	5,105,000	4,798,700

		$66,215,593
Midstream - 5.5%
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/2022 (n)	$2,810,000	$2,838,100
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.625%, 7/15/2026 (n)	6,015,000	5,917,256
Cheniere Energy, Inc., 5.875%, 3/31/2025	6,995,000	7,368,953
DCP Midstream Operating LP, 4.95%, 4/01/2022	2,916,000	2,945,160
DCP Midstream Operating LP, 3.875%, 3/15/2023	5,170,000	5,027,825
DCP Midstream Operating LP, 5.375%, 7/15/2025 (n)	3,840,000	3,916,800
DCP Midstream Operating LP, 5.6%, 4/01/2044	3,605,000	3,271,537
Energy Transfer Equity LP, 5.875%, 1/15/2024	7,340,000	7,798,750
EnLink Midstream Partners LP, 4.4%, 4/01/2024	8,710,000	8,361,600
Tallgrass Energy Partners LP, 5.5%, 1/15/2028 (n)	12,230,000	11,919,969
Targa Resources Partners LP/Targa Resources Finance Corp., 5.25%, 5/01/2023	5,640,000	5,647,050
Targa Resources Partners LP/Targa Resources Finance Corp., 5.125%, 2/01/2025 (n)	2,645,000	2,598,713
Targa Resources Partners LP/Targa Resources Finance Corp., 5.375%, 2/01/2027	13,790,000	13,307,350

		$80,919,063
Network & Telecom - 0.6%
Zayo Group LLC/Zayo Capital, Inc., 6.375%, 5/15/2025	$2,205,000	$2,152,631
Zayo Group LLC/Zayo Capital, Inc., 5.75%, 1/15/2027 (n)	6,710,000	6,483,135

		$8,635,766
Oil Services - 0.9%
Apergy Corp., 6.375%, 5/01/2026	$6,400,000	$6,296,000
Diamond Offshore Drill Co., 5.7%, 10/15/2039	6,490,000	4,445,650

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Oil Services - continued
Nabors Industries, Inc., 5.75%, 2/01/2025	$3,495,000	$3,040,650

		$13,782,300
Oils - 0.8%
Parkland Fuel Corp., 6%, 4/01/2026 (n)	$10,715,000	$10,232,825
PBF Holding Co. LLC/PBF Finance Corp., 7%, 11/15/2023	945,000	947,079

		$11,179,904
Pharmaceuticals - 1.3%
Endo Finance LLC/Endo Finco, Inc., 5.375%, 1/15/2023 (n)	$2,170,000	$1,771,262
Mallinckrodt International Finance S.A., 5.75%, 8/01/2022 (n)	3,660,000	3,321,450
Valeant Pharmaceuticals International, Inc., 5.5%, 3/01/2023 (n)	5,760,000	5,587,200
Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/2025 (n)	8,300,000	7,843,500

		$18,523,412
Precious Metals & Minerals - 0.4%
Teck Resources Ltd., 6%, 8/15/2040	$825,000	$827,063
Teck Resources Ltd., 6.25%, 7/15/2041	5,355,000	5,582,587

		$6,409,650
Printing & Publishing - 0.4%
Nielsen Finance LLC, 5%, 4/15/2022 (n)	$6,216,000	$6,206,676

Real Estate - Healthcare - 0.9%
MPT Operating Partnership LP/MPT Financial Co., REIT, 5.25%, 8/01/2026	$4,370,000	$4,391,850
MPT Operating Partnership LP/MPT Financial Co., REIT, 5%, 10/15/2027	9,580,000	9,326,130

		$13,717,980
Real Estate - Other - 0.8%
CyrusOne LP/CyrusOne Finance Corp., REIT, 5%, 3/15/2024	$8,580,000	$8,644,350
CyrusOne LP/CyrusOne Finance Corp., REIT, 5.375%, 3/15/2027	3,795,000	3,804,487

		$12,448,837
Restaurants - 0.7%
Golden Nugget, Inc., 6.75%, 10/15/2024 (n)	$2,970,000	$2,970,000
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, 6/01/2026 (n)	7,080,000	7,168,500

		$10,138,500

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Retailers - 0.8%
DriveTime Automotive Group, Inc./DT Acceptance Corp., 8%, 6/01/2021 (n)	$3,405,000	$3,396,487
Hanesbrands, Inc., 4.875%, 5/15/2026 (n)	5,650,000	5,409,875
Sally Beauty Holdings, Inc., 5.625%, 12/01/2025	3,075,000	2,996,588

		$11,802,950
Specialty Chemicals - 0.6%
Univar USA, Inc., 6.75%, 7/15/2023 (n)	$9,100,000	$9,350,250

Specialty Stores - 0.3%
Penske Automotive Group Co., 5.375%, 12/01/2024	$1,115,000	$1,101,063
Penske Automotive Group Co., 5.5%, 5/15/2026	3,480,000	3,401,700

		$4,502,763
Supermarkets - 0.2%
Albertsons Cos. LLC/Safeway Co., 6.625%, 6/15/2024	$2,855,000	$2,819,313

Telecommunications - Wireless - 4.9%
Altice France S.A., 6.25%, 5/15/2024 (n)	$2,050,000	$2,009,615
Altice France S.A., 8.125%, 2/01/2027 (n)	4,760,000	4,676,224
Altice Luxembourg S.A., 7.75%, 5/15/2022 (n)	3,050,000	2,958,500
Altice Luxembourg S.A., 7.625%, 2/15/2025 (n)	5,270,000	4,479,500
Digicel Group Ltd., 6.75%, 3/01/2023 (n)	7,337,000	5,995,796
SBA Communications Corp., 4%, 10/01/2022	7,520,000	7,426,000
SBA Communications Corp., 4.875%, 9/01/2024	3,640,000	3,644,550
SFR Group S.A., 7.375%, 5/01/2026 (n)	1,835,000	1,768,463
Sprint Corp., 7.875%, 9/15/2023	5,255,000	5,583,438
Sprint Corp., 7.125%, 6/15/2024	10,160,000	10,394,950
Sprint Nextel Corp., 6%, 11/15/2022	7,625,000	7,710,781
T-Mobile USA, Inc., 6.5%, 1/15/2024	2,830,000	2,929,050
T-Mobile USA, Inc., 5.125%, 4/15/2025	4,325,000	4,368,250
T-Mobile USA, Inc., 6.5%, 1/15/2026	4,610,000	4,875,075
T-Mobile USA, Inc., 5.375%, 4/15/2027	3,255,000	3,279,413

		$72,099,605
Telephone Services - 0.6%
Level 3 Financing, Inc., 5.375%, 1/15/2024	$3,985,000	$3,965,075
Level 3 Financing, Inc., 5.375%, 5/01/2025	5,385,000	5,317,688

		$9,282,763
Transportation - Services - 0.3%
Navios South American Logistics, Inc., 7.25%, 5/01/2022	$2,045,000	$1,912,075
Syncreon Group BV/Syncre, 8.625%, 11/01/2021 (n)	2,324,000	1,859,200

		$3,771,275

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Utilities - Electric Power - 2.5%
Clearway Energy Operating LLC, 5.75%, 10/15/2025 (n)	$8,450,000	$7,805,687
Covanta Holding Corp., 5.875%, 3/01/2024	4,795,000	4,783,013
Covanta Holding Corp., 5.875%, 7/01/2025	4,625,000	4,532,500
Covanta Holding Corp., 6%, 1/01/2027	5,685,000	5,443,387
Drax Finco PLC, 6.625%, 11/01/2025 (n)	6,280,000	6,248,600
NextEra Energy Operating Co., 4.25%, 9/15/2024 (n)	8,250,000	7,860,600
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)	140,000	133,700

		$36,807,487
Total Bonds (Identified Cost, $1,416,419,334)		$1,376,082,604

Floating Rate Loans (r) - 0.7%
Broadcasting - 0.1%
Warner Music Group, Term Loan F, 4.623%, 11/01/2023 (o)	$1,241,000	$1,212,560

Conglomerates - 0.1%
Gates Global LLC, Term Loan B2, 5.248%, 3/31/2024	$1,473,270	$1,439,712

Entertainment - 0.1%
Live Nation Entertainment, Inc., Term Loan B3, 4.125%, 10/31/2023 (o)	$1,909,142	$1,898,006

Food & Beverages - 0.1%
U.S. Foods Holding Corp., Term Loan B, 4.344%, 6/27/2023 (o)	$1,237,827	$1,216,474

Medical & Health Technology & Services - 0.2%
Davita Healthcare Partners, Inc., Term Loan B, 5.248%, 6/24/2021	$3,575,891	$3,566,951

Oil Services - 0.1%
Apergy Corp., Term Loan B, 5.162%, 5/09/2025	$1,792,861	$1,751,401
Total Floating Rate Loans (Identified Cost, $11,041,705)		$11,085,104

Common Stocks - 0.2%
Oil Services - 0.2%
LTRI Holdings LP (a)(u) (Identified Cost, $1,170,000)	3,250	$2,890,615

Convertible Bonds - 0.1%
Cable TV - 0.1%
DISH Network Corp., 3.375%, 8/15/2026 (Identified Cost, $1,961,401)	$2,175,000	$1,847,663

21

Portfolio of Investments – continued

Warrants - 0.0%

Issuer	Strike Price	First Exercise	Shares/Par	Value ($)
Forest & Paper Products - 0.0%
Appvion Holdings Corp. - Tranche A (1 share for 1 warrant) (a)	$27.17	8/24/18	2,104	$2,105
Appvion Holdings Corp. - Tranche B (1 share for 1 warrant) (a)	31.25	8/24/18	2,105	1,052
Total Warrants (Identified Cost, $0)				$3,157

Investment Companies (h) - 5.0%
Money Market Funds - 5.0%
MFS Institutional Money Market Portfolio, 2.47% (v) (Identified Cost, $73,476,945)			73,484,293	$73,476,944

Other Assets, Less Liabilities - 0.8%				11,159,292
Net Assets - 100.0%				$1,476,545,379

(a)	Non-income producing security.
(d)	In default.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $73,476,944 and $1,391,909,143, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $853,555,373, representing 57.8% of net assets.

(o)

All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown, if any, represents the weighted average coupon rate for settled amounts.

(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(r)

The remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. The interest rate shown represents the weighted average of the floating interest rates on settled contracts within the loan facility at period end, unless otherwise indicated. The floating interest rates on settled contracts are determined periodically by reference to a base lending rate and a spread.

(u)

The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

22

Portfolio of Investments – continued

(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
CFX Escrow Corp., 6%, 2/15/2024	1/31/19	$1,325,000	$1,325,000
CFX Escrow Corp., 6.375%, 2/15/2026	1/31/19	860,000	860,000
Constellation Merger Sub, Inc., 8.5%, 9/15/2025	1/29/19-1/30/19	1,657,260	1,658,156
Core & Main LP, 6.125%, 8/15/2025	1/04/19-1/25/19	2,341,472	2,381,250
CW Capital Cobalt Commercial Mortgage Trust, CDO, “F”, FLR, 4.065% (LIBOR - 3mo. + 1.3%), 4/26/2050	4/12/06-1/31/19	670,930	73
CW Capital Cobalt Commercial Mortgage Trust, CDO, “G”, FLR, 4.265% (LIBOR - 3mo. + 1.5%), 4/26/2050	4/12/06-1/31/19	2,141,473	232
Energizer Holdings, Inc., 7.75%, 1/15/2027	1/17/19	455,000	468,809
Marriot Ownership Resorts, Inc., 5.625%, 4/15/2023	4/08/15-8/08/17	4,493,113	4,358,625
TransDigm, Inc., 6.25%, 3/15/2026	1/30/19	4,542,000	4,610,130
Total Restricted Securities			$15,662,275
% of Net assets			1.1%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 1/31/19

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
USD	10,445,766	EUR	9,028,577	Goldman Sachs International	4/12/2019	$51,927
USD	658,945	EUR	568,812	NatWest Markets PLC	4/12/2019	4,120

						$56,047

23

Portfolio of Investments – continued

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Liability Derivatives

Interest Rate Futures
Euro-Bobl 5 yr	Short	EUR	23	$3,499,488	March - 2019	$(19,008)
U.S. Treasury Note 10 yr	Short	USD	193	23,636,469	March - 2019	(670,170)

						$(689,178)

At January 31, 2019, the fund had cash collateral of $252,488 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

24

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $1,430,592,440)	$1,391,909,143
Investments in affiliated issuers, at value (identified cost, $73,476,945)	73,476,944
Deposits with brokers for
Futures contracts	252,488
Receivables for
Forward foreign currency exchange contracts	56,047
Investments sold	952,204
Fund shares sold	4,314,883
Interest and dividends	21,854,460
Other assets	6,220
Total assets	$1,492,822,389

Liabilities
Payable to custodian	$113,852
Payables for
Distributions	214,206
Net daily variation margin on open futures contracts	93,150
Investments purchased	13,794,259
Fund shares reacquired	1,370,457
Payable to affiliates
Investment adviser	37,245
Shareholder servicing costs	472,987
Distribution and service fees	9,668
Program manager fees	14
Payable for independent Trustees’ compensation	6,548
Accrued expenses and other liabilities	164,624
Total liabilities	$16,277,010
Net assets	$1,476,545,379

Net assets consist of
Paid-in capital	$1,596,263,283
Total distributable earnings (loss)	(119,717,904)
Net assets	$1,476,545,379
Shares of beneficial interest outstanding	447,447,413

25

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$489,120,312	148,171,615	$3.30
Class B	13,360,993	4,042,880	3.30
Class C	31,793,287	9,604,558	3.31
Class I	89,637,249	27,222,042	3.29
Class R1	867,052	262,509	3.30
Class R2	14,618,089	4,432,363	3.30
Class R3	2,192,777	665,399	3.30
Class R4	446,543	135,220	3.30
Class R6	829,450,752	251,377,471	3.30
Class 529A	3,795,537	1,151,108	3.30
Class 529B	259,403	78,589	3.30
Class 529C	1,003,385	303,659	3.30

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $3.45 [100 / 95.75 x $3.30] and $3.45 [100 / 95.75 x $3.30], respectively. On sales of $100,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

26

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$83,183,641
Dividends from affiliated issuers	1,074,376
Other	410,569
Total investment income	$84,668,586
Expenses
Management fee	$6,941,267
Distribution and service fees	1,831,454
Shareholder servicing costs	1,755,177
Program manager fees	2,646
Administrative services fee	223,397
Independent Trustees’ compensation	30,122
Custodian fee	93,013
Shareholder communications	141,089
Audit and tax fees	83,263
Legal fees	29,464
Miscellaneous	242,596
Total expenses	$11,373,488
Fees paid indirectly	(2,759)
Reduction of expenses by investment adviser and distributor	(181,247)
Net expenses	$11,189,482
Net investment income (loss)	$73,479,104

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(17,834,967)
Affiliated issuers	(3,524)
Futures contracts	1,454,306
Forward foreign currency exchange contracts	355,780
Foreign currency	644
Net realized gain (loss)	$(16,027,761)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(42,059,574)
Affiliated issuers	436
Futures contracts	(1,879,393)
Forward foreign currency exchange contracts	62,084
Translation of assets and liabilities in foreign currencies	871
Net unrealized gain (loss)	$(43,875,576)
Net realized and unrealized gain (loss)	$(59,903,337)
Change in net assets from operations	$13,575,767

See Notes to Financial Statements

27

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	1/31/19	1/31/18
Change in net assets

From operations
Net investment income (loss)	$73,479,104	$74,307,069
Net realized gain (loss)	(16,027,761)	10,842,556
Net unrealized gain (loss)	(43,875,576)	(2,056,345)
Change in net assets from operations	$13,575,767	$83,093,280
Total distributions to shareholders (a)	$(76,037,494)	$(78,226,662)
Change in net assets from fund share transactions	$(38,006,483)	$27,273,760
Total change in net assets	$(100,468,210)	$32,140,378

Net assets
At beginning of period	1,577,013,589	1,544,873,211
At end of period (b)	$1,476,545,379	$1,577,013,589

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended January 31, 2018, distributions from net investment income were $78,226,662.

(b)

Parenthetical disclosure of accumulated distributions in excess of net investment income is no longer required. See Note 2. For the year ended January 31, 2018, end of period net assets included accumulated distributions in excess of net investment income of $2,534,864.

See Notes to Financial Statements

28

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	1/31/19	1/31/18	1/31/17		1/31/16	1/31/15
Net asset value, beginning of period	$3.44	$3.42	$3.11		$3.49	$3.60

Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.16	$0.17	(c)	$0.18	$0.19
Net realized and unrealized gain (loss)	(0.13)	0.02	0.32		(0.37)	(0.10)
Total from investment operations	$0.02	$0.18	$0.49		$(0.19)	$0.09

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.16)	$(0.18)		$(0.19)	$(0.20)
Net asset value, end of period (x)	$3.30	$3.44	$3.42		$3.11	$3.49
Total return (%) (r)(s)(t)(x)	0.68	5.47	16.18	(c)	(5.87)	2.45

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	0.96	0.97	(c)	0.95	0.95
Expenses after expense reductions (f)	0.92	0.94	0.96	(c)	0.94	0.93
Net investment income (loss)	4.67	4.52	5.16	(c)	5.20	5.25
Portfolio turnover	44	54	43		36	43
Net assets at end of period (000 omitted)	$489,120	$477,817	$514,238		$398,206	$452,587

See Notes to Financial Statements

29

Financial Highlights – continued

Class B	Year ended

	1/31/19	1/31/18	1/31/17		1/31/16	1/31/15
Net asset value, beginning of period	$3.44	$3.43	$3.11		$3.49	$3.60

Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.13	$0.15	(c)	$0.15	$0.16
Net realized and unrealized gain (loss)	(0.13)	0.02	0.33		(0.37)	(0.10)
Total from investment operations	$0.00 (w)	$0.15	$0.48		$(0.22)	$0.06

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.14)	$(0.16)		$(0.16)	$(0.17)
Net asset value, end of period (x)	$3.30	$3.44	$3.43		$3.11	$3.49
Total return (%) (r)(s)(t)(x)	(0.07)	4.39	15.65	(c)	(6.57)	1.68

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69	1.71	1.72	(c)	1.70	1.70
Expenses after expense reductions (f)	1.68	1.70	1.71	(c)	1.69	1.69
Net investment income (loss)	3.91	3.77	4.43	(c)	4.44	4.49
Portfolio turnover	44	54	43		36	43
Net assets at end of period (000 omitted)	$13,361	$18,329	$21,515		$20,420	$27,034

Class C	Year ended

	1/31/19	1/31/18	1/31/17		1/31/16	1/31/15
Net asset value, beginning of period	$3.44	$3.43	$3.12		$3.50	$3.61

Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.13	$0.15	(c)	$0.15	$0.16
Net realized and unrealized gain (loss)	(0.12)	0.02	0.32		(0.37)	(0.10)
Total from investment operations	$0.01	$0.15	$0.47		$(0.22)	$0.06

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.14)	$(0.16)		$(0.16)	$(0.17)
Net asset value, end of period (x)	$3.31	$3.44	$3.43		$3.12	$3.50
Total return (%) (r)(s)(t)(x)	0.23	4.39	15.29	(c)	(6.55)	1.69

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69	1.70	1.72	(c)	1.70	1.69
Expenses after expense reductions (f)	1.68	1.70	1.71	(c)	1.69	1.69
Net investment income (loss)	3.91	3.77	4.41	(c)	4.42	4.48
Portfolio turnover	44	54	43		36	43
Net assets at end of period (000 omitted)	$31,793	$57,509	$66,241		$57,442	$69,162

See Notes to Financial Statements

30

Financial Highlights – continued

Class I	Year ended

	1/31/19	1/31/18	1/31/17		1/31/16	1/31/15
Net asset value, beginning of period	$3.43	$3.42	$3.10		$3.48	$3.59

Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.16	$0.18	(c)	$0.19	$0.19
Net realized and unrealized gain (loss)	(0.13)	0.02	0.33		(0.38)	(0.09)
Total from investment operations	$0.03	$0.18	$0.51		$(0.19)	$0.10

Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.17)	$(0.19)		$(0.19)	$(0.21)
Net asset value, end of period (x)	$3.29	$3.43	$3.42		$3.10	$3.48
Total return (%) (r)(s)(t)(x)	0.92	5.43	16.83	(c)	(5.66)	2.70

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.69	0.70	0.73	(c)	0.70	0.69
Expenses after expense reductions (f)	0.68	0.69	0.72	(c)	0.69	0.69
Net investment income (loss)	4.90	4.77	5.31	(c)	5.43	5.44
Portfolio turnover	44	54	43		36	43
Net assets at end of period (000 omitted)	$89,637	$111,450	$122,732		$49,917	$95,887

Class R1	Year ended

	1/31/19	1/31/18	1/31/17		1/31/16	1/31/15
Net asset value, beginning of period	$3.44	$3.43	$3.11		$3.49	$3.60

Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.13	$0.15	(c)	$0.15	$0.16
Net realized and unrealized gain (loss)	(0.13)	0.02	0.33		(0.37)	(0.10)
Total from investment operations	$0.00 (w)	$0.15	$0.48		$(0.22)	$0.06

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.14)	$(0.16)		$(0.16)	$(0.17)
Net asset value, end of period (x)	$3.30	$3.44	$3.43		$3.11	$3.49
Total return (%) (r)(s)(t)(x)	(0.07)	4.39	15.65	(c)	(6.58)	1.68

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69	1.70	1.72	(c)	1.70	1.70
Expenses after expense reductions (f)	1.68	1.70	1.71	(c)	1.70	1.69
Net investment income (loss)	3.92	3.76	4.43	(c)	4.44	4.47
Portfolio turnover	44	54	43		36	43
Net assets at end of period (000 omitted)	$867	$1,029	$1,134		$1,007	$1,317
See Notes to Financial Statements

31

Financial Highlights – continued

Class R2	Year ended

	1/31/19	1/31/18	1/31/17		1/31/16	1/31/15
Net asset value, beginning of period	$3.43	$3.42	$3.11		$3.49	$3.60

Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.15	$0.16	(c)	$0.17	$0.18
Net realized and unrealized gain (loss)	(0.13)	0.02	0.32		(0.37)	(0.10)
Total from investment operations	$0.02	$0.17	$0.48		$(0.20)	$0.08

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.16)	$(0.17)		$(0.18)	$(0.19)
Net asset value, end of period (x)	$3.30	$3.43	$3.42		$3.11	$3.49
Total return (%) (r)(s)(t)(x)	0.72	4.91	15.89	(c)	(6.11)	2.19

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.19	1.21	1.22	(c)	1.20	1.20
Expenses after expense reductions (f)	1.18	1.20	1.21	(c)	1.20	1.19
Net investment income (loss)	4.42	4.27	4.88	(c)	4.94	5.00
Portfolio turnover	44	54	43		36	43
Net assets at end of period (000 omitted)	$14,618	$15,702	$15,156		$2,618	$3,036

Class R3	Year ended

	1/31/19	1/31/18	1/31/17		1/31/16	1/31/15
Net asset value, beginning of period	$3.43	$3.42	$3.11		$3.49	$3.60

Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.16	$0.17	(c)	$0.18	$0.19
Net realized and unrealized gain (loss)	(0.12)	0.01	0.32		(0.37)	(0.10)
Total from investment operations	$0.03	$0.17	$0.49		$(0.19)	$0.09

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.16)	$(0.18)		$(0.19)	$(0.20)
Net asset value, end of period (x)	$3.30	$3.43	$3.42		$3.11	$3.49
Total return (%) (r)(s)(t)(x)	0.98	5.17	16.17	(c)	(5.87)	2.45

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	0.96	0.97	(c)	0.95	0.95
Expenses after expense reductions (f)	0.93	0.95	0.96	(c)	0.95	0.94
Net investment income (loss)	4.66	4.54	5.19	(c)	5.20	5.26
Portfolio turnover	44	54	43		36	43
Net assets at end of period (000 omitted)	$2,193	$3,111	$6,369		$6,359	$6,755

See Notes to Financial Statements

32

Financial Highlights – continued

Class R4	Year ended

	1/31/19	1/31/18	1/31/17		1/31/16	1/31/15
Net asset value, beginning of period	$3.43	$3.42	$3.11		$3.49	$3.60

Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.16	$0.18	(c)	$0.19	$0.20
Net realized and unrealized gain (loss)	(0.12)	0.02	0.32		(0.38)	(0.10)
Total from investment operations	$0.04	$0.18	$0.50		$(0.19)	$0.10

Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.17)	$(0.19)		$(0.19)	$(0.21)
Net asset value, end of period (x)	$3.30	$3.43	$3.42		$3.11	$3.49
Total return (%) (r)(s)(t)(x)	1.23	5.43	16.46	(c)	(5.63)	2.71

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.69	0.71	0.72	(c)	0.70	0.70
Expenses after expense reductions (f)	0.68	0.70	0.72	(c)	0.70	0.69
Net investment income (loss)	4.91	4.78	5.40	(c)	5.44	5.47
Portfolio turnover	44	54	43		36	43
Net assets at end of period (000 omitted)	$447	$312	$398		$300	$571

Class R6	Year ended

	1/31/19	1/31/18	1/31/17		1/31/16	1/31/15
Net asset value, beginning of period	$3.43	$3.42	$3.11		$3.49	$3.60

Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.17	$0.18	(c)	$0.19	$0.20
Net realized and unrealized gain (loss)	(0.13)	0.02	0.32		(0.37)	(0.10)
Total from investment operations	$0.04	$0.19	$0.50		$(0.18)	$0.10

Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.18)	$(0.19)		$(0.20)	$(0.21)
Net asset value, end of period (x)	$3.30	$3.43	$3.42		$3.11	$3.49
Total return (%) (r)(s)(t)(x)	1.33	5.54	16.58	(c)	(5.55)	2.79

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.58	0.60	0.62	(c)	0.61	0.62
Expenses after expense reductions (f)	0.57	0.59	0.61	(c)	0.61	0.61
Net investment income (loss)	5.02	4.87	5.55	(c)	5.54	5.57
Portfolio turnover	44	54	43		36	43
Net assets at end of period (000 omitted)	$829,451	$886,418	$791,825		$769,246	$784,830

See Notes to Financial Statements

33

Financial Highlights – continued

Class 529A	Year ended

	1/31/19	1/31/18	1/31/17		1/31/16	1/31/15
Net asset value, beginning of period	$3.43	$3.42	$3.10		$3.49	$3.60

Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.15	$0.17	(c)	$0.18	$0.19
Net realized and unrealized gain (loss)	(0.12)	0.02	0.33		(0.39)	(0.10)
Total from investment operations	$0.03	$0.17	$0.50		$(0.21)	$0.09

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.16)	$(0.18)		$(0.18)	$(0.20)
Net asset value, end of period (x)	$3.30	$3.43	$3.42		$3.10	$3.49
Total return (%) (r)(s)(t)(x)	0.93	5.13	16.51	(c)	(6.20)	2.41

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	1.05	1.07	(c)	1.05	1.05
Expenses after expense reductions (f)	0.97	0.99	1.00	(c)	0.98	0.98
Net investment income (loss)	4.62	4.47	5.13	(c)	5.16	5.21
Portfolio turnover	44	54	43		36	43
Net assets at end of period (000 omitted)	$3,796	$3,816	$3,549		$2,925	$3,270

Class 529B	Year ended

	1/31/19	1/31/18	1/31/17		1/31/16	1/31/15
Net asset value, beginning of period	$3.43	$3.42	$3.11		$3.49	$3.60

Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.13	$0.15	(c)	$0.15	$0.16
Net realized and unrealized gain (loss)	(0.13)	0.02	0.32		(0.37)	(0.10)
Total from investment operations	$0.00 (w)	$0.15	$0.47		$(0.22)	$0.06

Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.14)	$(0.16)		$(0.16)	$(0.17)
Net asset value, end of period (x)	$3.30	$3.43	$3.42		$3.11	$3.49
Total return (%) (r)(s)(t)(x)	0.17	4.34	15.26	(c)	(6.63)	1.63

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.74	1.80	1.82	(c)	1.80	1.80
Expenses after expense reductions (f)	1.73	1.75	1.76	(c)	1.75	1.74
Net investment income (loss)	3.86	3.72	4.38	(c)	4.40	4.45
Portfolio turnover	44	54	43		36	43
Net assets at end of period (000 omitted)	$259	$301	$355		$308	$334

See Notes to Financial Statements

34

Financial Highlights – continued

Class 529C	Year ended

	1/31/19	1/31/18	1/31/17		1/31/16	1/31/15
Net asset value, beginning of period	$3.44	$3.43	$3.11		$3.49	$3.60

Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.13	$0.15	(c)	$0.15	$0.16
Net realized and unrealized gain (loss)	(0.14)	0.02	0.33		(0.37)	(0.10)
Total from investment operations	$(0.01)	$0.15	$0.48		$(0.22)	$0.06

Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.14)	$(0.16)		$(0.16)	$(0.17)
Net asset value, end of period (x)	$3.30	$3.44	$3.43		$3.11	$3.49
Total return (%) (r)(s)(t)(x)	(0.12)	4.34	15.60	(c)	(6.62)	1.63

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.74	1.80	1.82	(c)	1.80	1.79
Expenses after expense reductions (f)	1.73	1.74	1.76	(c)	1.75	1.74
Net investment income (loss)	3.86	3.72	4.37	(c)	4.38	4.43
Portfolio turnover	44	54	43		36	43
Net assets at end of period (000 omitted)	$1,003	$1,221	$1,360		$1,257	$1,593

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

35

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS High Income Fund (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in

36

Notes to Financial Statements – continued

the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

37

Notes to Financial Statements – continued

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments,

38

Notes to Financial Statements – continued

such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of January 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$—	$3,157	$2,890,615	$2,893,772
Non-U.S. Sovereign Debt	—	14,229,710	—	14,229,710
U.S. Corporate Bonds	—	1,120,608,574	—	1,120,608,574
Commercial Mortgage-Backed Securities	—	2	—	2
Asset-Backed Securities (including CDOs)	—	305	—	305
Foreign Bonds	—	243,091,676	—	243,091,676
Floating Rate Loans	—	11,085,104	—	11,085,104
Mutual Funds	73,476,944	—	—	73,476,944
Total	$73,476,944	$1,389,018,528	$2,890,615	$1,465,386,087

Other Financial Instruments
Futures Contracts – Liabilities	$(689,178)	$—	$—	$(689,178)
Forward Foreign Currency Exchange Contracts – Assets	—	56,047	—	56,047

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 1/31/18	$2,890,615
Change in unrealized appreciation or depreciation	0
Balance as of 1/31/19	$2,890,615

The net change in unrealized appreciation or depreciation from investments held as level 3 at January 31, 2019 is $0. At January 31, 2019, the fund held one level 3 security.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

39

Notes to Financial Statements – continued

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2019 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)

Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$—	$(689,178)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	56,047	—
Total		$56,047	$(689,178)

(a)

Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2019 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$1,454,306	$—
Foreign
Exchange	—	355,780
Total	$1,454,306	$355,780

40

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended January 31, 2019 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(1,879,393)	$—
Foreign Exchange	—	62,084
Total	$(1,879,393)	$62,084

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency

41

Notes to Financial Statements – continued

exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing

42

Notes to Financial Statements – continued

commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended January 31, 2019, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and

43

Notes to Financial Statements – continued

state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 1/31/19	Year ended 1/31/18
Ordinary income (including any short-term capital gains)	$76,037,494	$78,226,662

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/19

Cost of investments	$1,509,730,264
Gross appreciation	6,323,172

Gross depreciation	(51,300,480)
Net unrealized appreciation (depreciation)	$(44,977,308)

Undistributed ordinary income	5,609,845
Capital loss carryforwards	(74,123,384)
Other temporary differences	(6,227,057)

As of January 31, 2019, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(7,079,181)
Long-Term	(67,044,203)
Total	$(74,123,384)

44

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively approximately eight years after purchase. Class C and Class 529C shares will convert to Class A and Class 529A shares, respectively, approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income

	Year ended 1/31/19	Year ended 1/31/18
Class A	$22,915,886	$24,178,073
Class B	623,822	828,947
Class C	1,546,121	2,514,237
Class I	4,999,884	6,318,732
Class R1	41,068	45,289
Class R2	669,917	703,832
Class R3	141,128	276,112
Class R4	20,345	18,244
Class R6	44,836,278	43,096,943
Class 529A	188,159	181,356
Class 529B	12,319	13,965
Class 529C	42,567	50,932
Total	$76,037,494	$78,226,662

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1.4 billion	0.46%
In excess of $1.4 billion and up to $3 billion	0.44%
In excess of $3 billion	0.42%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended January 31, 2019, this management fee reduction amounted to $145,821, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended January 31, 2019 was equivalent to an annual effective rate of 0.45% of the fund’s average daily net assets.

45

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $33,438 and $476 for the year ended January 31, 2019, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$1,185,057
Class B	0.75%	0.25%	1.00%	1.00%	153,043
Class C	0.75%	0.25%	1.00%	1.00%	379,410
Class R1	0.75%	0.25%	1.00%	1.00%	10,068
Class R2	0.25%	0.25%	0.50%	0.50%	73,100
Class R3	—	0.25%	0.25%	0.25%	7,313
Class 529A	—	0.25%	0.25%	0.24%	9,821
Class 529B	0.75%	0.25%	1.00%	1.00%	3,065
Class 529C	0.75%	0.25%	1.00%	1.00%	10,577
Total Distribution and Service Fees					$1,831,454

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended January 31, 2019, this rebate amounted to $34,443, $323, $182, $37, $425, and $16 for Class A, Class B, Class C, Class R2, Class 529A, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in

46

Notes to Financial Statements – continued

the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2019, were as follows:

Amount
Class A	$19,521
Class B	32,129
Class C	2,583
Class 529B	162
Class 529C	29

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended January 31, 2019, were as follows:

Fee
Class 529A	$1,964
Class 529B	153
Class 529C	529
Total Program Manager Fees	$2,646

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended January 31, 2019, the fee was $193,731, which equated to 0.0128% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended January 31, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $812,100.

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended January 31, 2019, these costs for the fund amounted to $749,346 and are included in “Shareholder servicing costs” in the Statement of Operations.

47

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2019 was equivalent to an annual effective rate of 0.0148% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $4,572. The Retirement Deferral plan, which terminated on December 31, 2018, resulted in a net decrease in expense of $460. Both amounts are included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended January 31, 2019. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $6,537 at January 31, 2019, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended January 31, 2019, the fee paid by the fund under this agreement was $2,453 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

48

Notes to Financial Statements – continued

(4) Portfolio Securities

For the year ended January 31, 2019, purchases and sales of investments, other than short-term obligations, aggregated $633,936,158 and $700,766,889, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/19		Year ended 1/31/18

	Shares	Amount	Shares	Amount
Shares sold
Class A	32,383,337	$107,329,012	31,368,359	$108,287,546
Class B	413,653	1,369,873	540,930	1,867,578
Class C	1,745,419	5,763,332	1,750,101	6,061,786
Class I	12,237,985	40,484,964	25,284,757	87,026,052
Class R1	59,740	199,223	44,199	152,282
Class R2	1,213,513	4,029,580	1,386,764	4,780,839
Class R3	213,553	719,855	223,836	771,920
Class R4	94,173	313,271	27,983	96,206
Class R6	15,136,909	50,332,454	35,633,112	122,971,060
Class 529A	226,412	755,795	251,381	864,814
Class 529B	19,908	67,368	4,714	16,276
Class 529C	48,242	161,025	57,414	198,398
	63,792,844	$211,525,752	96,573,550	$333,094,757

Shares issued to shareholders in reinvestment of distributions
Class A	6,491,193	$21,493,695	6,531,652	$22,595,475
Class B	177,035	587,710	224,131	775,897
Class C	414,932	1,381,226	656,950	2,277,518
Class I	1,280,777	4,237,911	1,716,599	5,922,020
Class R1	12,373	41,013	13,065	45,206
Class R2	200,870	665,082	201,267	695,048
Class R3	42,576	141,124	79,888	276,089
Class R4	6,148	20,344	5,277	18,243
Class R6	13,391,447	44,356,065	12,326,645	42,607,490
Class 529A	56,564	187,242	52,351	180,744
Class 529B	3,683	12,212	4,039	13,962
Class 529C	12,746	42,292	14,639	50,673
	22,090,344	$73,165,916	21,826,503	$75,458,365

49

Notes to Financial Statements – continued

	Year ended 1/31/19		Year ended 1/31/18

	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(29,794,185)	$(98,787,216)	(49,024,195)	$(169,091,322)
Class B	(1,877,615)	(6,248,277)	(1,712,735)	(5,923,323)
Class C	(9,253,012)	(31,014,318)	(5,007,694)	(17,343,943)
Class I	(18,820,134)	(62,241,245)	(30,391,996)	(104,717,611)
Class R1	(108,895)	(362,083)	(88,901)	(307,606)
Class R2	(1,556,761)	(5,183,292)	(1,444,469)	(4,985,615)
Class R3	(497,854)	(1,645,850)	(1,257,925)	(4,331,475)
Class R4	(55,833)	(185,443)	(58,949)	(202,708)
Class R6	(35,306,806)	(115,740,555)	(21,193,856)	(73,103,231)
Class 529A	(243,979)	(806,119)	(229,515)	(791,430)
Class 529B	(32,590)	(107,933)	(24,929)	(86,114)
Class 529C	(112,553)	(375,820)	(113,721)	(394,984)
	(97,660,217)	$(322,698,151)	(110,548,885)	$(381,279,362)

Net change
Class A	9,080,345	$30,035,491	(11,124,184)	$(38,208,301)
Class B	(1,286,927)	(4,290,694)	(947,674)	(3,279,848)
Class C	(7,092,661)	(23,869,760)	(2,600,643)	(9,004,639)
Class I	(5,301,372)	(17,518,370)	(3,390,640)	(11,769,539)
Class R1	(36,782)	(121,847)	(31,637)	(110,118)
Class R2	(142,378)	(488,630)	143,562	490,272
Class R3	(241,725)	(784,871)	(954,201)	(3,283,466)
Class R4	44,488	148,172	(25,689)	(88,259)
Class R6	(6,778,450)	(21,052,036)	26,765,901	92,475,319
Class 529A	38,997	136,918	74,217	254,128
Class 529B	(8,999)	(28,353)	(16,176)	(55,876)
Class 529C	(51,565)	(172,503)	(41,668)	(145,913)
	(11,777,029)	$(38,006,483)	7,851,168	$27,273,760

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2030 Fund, and the MFS Lifetime Income Fund were the owners of record of approximately 18%, 16%, 9%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2035 Fund, and the MFS Lifetime 2040 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

50

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended January 31, 2019, the fund’s commitment fee and interest expense were $9,193 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		31,457,059	370,849,959	(328,822,725)	73,484,293

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(3,524)	$436	$—	$1,074,376	$73,476,944

(8) Legal Proceedings

In May 2015, the Motors Liquidation Company Avoidance Action Trust (hereafter, “AAT”) served upon the fund a complaint in an adversary proceeding in the U.S. Bankruptcy Court for the Southern District of New York, captioned Motors Liquidation Company Avoidance Action Trust v. JPMorgan Chase Bank, N.A., et al. (No. 09-00504 (REG)). The complaint, which was originally filed in 2009 but not served on the fund until 2015, names as defendants over 500 entities (including the fund) that held an interest in a $1.5 billion General Motors (GM) term loan in 2009, when GM filed for bankruptcy. The AAT alleges that the fund and the other term loan lenders were improperly treated as secured lenders with respect to the term loan shortly before and immediately after GM’s bankruptcy, receiving full principal and interest payments under the loan. The AAT alleges that the fund and other term loan lenders should have been treated as unsecured (or partially unsecured) creditors because the main lien securing the collateral was allegedly not perfected at the time of GM’s bankruptcy due to an erroneous filing in October 2008 that terminated the financing statement

51

Notes to Financial Statements – continued

perfecting the lien. The AAT seeks to claw back payments made to the fund and the other term loan lenders after, and during the 90 days before, GM’s June 2009 bankruptcy petition. During that time period, the fund received term loan payments of approximately $6,084,000. The fund cannot predict the outcome of this proceeding. Among other things, it is unclear whether the AAT’s claims will succeed; what the fund would be entitled to as an unsecured (or partially unsecured) creditor, given the existence of other collateral not impacted by the erroneous October 2008 filing; whether third parties responsible for the erroneous October 2008 filing would bear some or all of any liability; and the degree to which the fund may be entitled to indemnification from a third party for any amount required to be disgorged. The fund has and will continue to incur legal expenses associated with the defense of this action and in related claims against third parties.

52

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and the Shareholders of MFS High Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS High Income Fund (the “Fund”), including the portfolio of investments, as of January 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2019,

53

Report of Independent Registered Public Accounting Firm – continued

by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 19, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

54

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of March 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

55

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 57)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

56

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

57

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

58

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

59

Trustees and Officers – continued

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
David Cole
Michael Skatrud

60

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020.

61

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

62

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

63

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

January 31, 2019

     MFS® High Yield Pooled Portfolio

HYP-ANN

MFS® High Yield Pooled Portfolio

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as Brexit have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that has prevailed for much of the past several years. Against this more challenging backdrop, equity markets in the United States have outperformed most international markets on a relative basis over the past 12 months, though broad market returns have been modestly negative on an absolute basis. Global economic growth has become less synchronized over the past few quarters, with Europe, China, and some emerging markets having shown signs of significantly slowing growth. While U.S. growth has remained above average, its pace slowed in the second half of 2018.

A decelerating global economy and tighter financial conditions have prompted the U.S. Federal Reserve to reassess its monetary policy outlook. Fed chairman Jerome Powell recently acknowledged that the next change in policy rates could be either a hike or a cut, suggesting that the tightening cycle begun in late 2015 may have come to an end. The Fed has also signaled that it is likely to maintain a larger-than-expected balance sheet, meaning that monetary conditions will likely tighten less over time than earlier feared. U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. short-term interest rates, declining equity valuations, and a stronger dollar. With the Republicans losing control of the U.S. House of Representatives, further meaningful U.S. fiscal stimulus appears less likely over the remainder of this presidential term. The recent partial U.S. government shutdown has also added to political uncertainty as the competing budgetary priorities of the House of Representatives and the White House will likely remain a source of friction going forward.

Globally, inflation remains largely subdued thanks in part to lower oil prices, but tight labor markets will keep investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — a NAFTA replacement has been worked out between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions between the U.S. and China remain high, though the two sides recently returned to the negotiating table.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring that our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

March 19, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Cable TV	8.8%
Midstream	5.5%
Medical & Health Technology & Services	5.3%
Wireless Communications	5.0%
Energy – Independent	5.0%

Composition including fixed income credit quality (a)(i)
BBB	2.0%
BB	50.5%
B	35.0%
CCC	8.6%
CC	0.3%
Not Rated	(1.8)%
Non-Fixed Income	0.5%
Cash & Cash Equivalents	2.9%
Other	2.0%

Portfolio facts (i)
Average Duration (d)	4.0
Average Effective Maturity (m)	6.4 yrs.

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

2

Portfolio Composition – continued

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of January 31, 2019.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2019, shares of the MFS High Yield Pooled Portfolio (“fund”) provided a total return of 1.86%, at net asset value. This compares with a return of 1.73% for the fund’s benchmark, the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index.

Market Environment

The global economy decelerated during the reporting period, led by weakness in China and Europe as business and investor sentiment was undermined by growing trade frictions. Slower growth, along with tighter financial conditions, contributed to an uptick in market volatility late in the period. Equity valuations fell and credit spreads widened, fueled in part by concerns that the US Federal Reserve was on course to further tighten monetary policy after it lifted rates for a fourth time during the period and indicated its intention to hike several more times while allowing its balance sheet to run off at its predetermined pace.

The market’s negative reaction to these policy signals prompted the Fed to reverse course at the end of the period and indicated that its policy was on hold as inflation pressures abated. The Fed also indicated that it will maintain a larger balance sheet than it had previously. These dovish shifts helped equity valuations rebound, reduced volatility and narrowed credit spreads. Central banks globally are tilting more dovish as well, with China lowering reserve requirements, The Bank of Canada and Bank of England holding rates steady and the European Central Bank acknowledging that it may not be able to hike rates in the fall of 2019 as it had earlier projected.

Emerging markets experienced considerable volatility during the period as tighter global financial conditions exposed structural weakness in some countries. Those pressures were somewhat relieved at the end of the period as the Fed adopted its more dovish posture. However, slowing global growth and ongoing trade frictions remained concerns.

From a geopolitical perspective, a fractious Eurosceptic Italian coalition government, large-scale protests in France over stagnant wages and news that Germany’s Angela Merkel will not seek another term as chancellor were sources of uncertainty in Europe. In emerging markets, new Brazilian president Jair Bolsanaro took office, with markets generally encouraged by his market-friendly agenda. In contrast, markets were nervous about the less-market-friendly approach of Mexico’s new president Andres Manuel Lopez Obrador. For much of the period, the contentious US-China trading relationship was a drag on global sentiment, although tentative signs of progress toward resolution helped steady markets late in the period. Concerns persisted about slowing Chinese economic activity.

Contributors to Performance

Relative to the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, the fund’s underweight exposure to “CCC”-rated (r) securities, most notably within the energy sector, contributed to performance. Additionally, the fund’s yield curve (y) positioning benefited relative performance as short-term interest rates generally

4

Management Review – continued

increased more than rates in the middle of the yield curve throughout the reporting period. A longer duration (d) stance also helped relative results as yields tightened during the reporting period.

Top individual contributors for the reporting period included the fund’s underweight exposure to wireless service provider Sprint Nextel (communications), and overweight exposures to industrial and specialty chemicals distributor Univar USA (basic industry) and aircraft leasing company Park Aerospace Holdings (finance).

Detractors from Performance

During the reporting period, the fund’s security selection within “B” rated securities, particularly within the communications and energy sectors, detracted from relative performance.

Top individual detractors during the reporting period included the fund’s overweight exposures to independent exploration and production companies Alta Mesa Holdings (energy) and Sanchez Energy (energy) and mobile telecommunication services provider Digicel Group (communications).

Respectfully,

Portfolio Manager(s)

David Cole and Michael Skatrud

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

Note to Shareholders: Effective March 1, 2018, Michael Skatrud became a Portfolio Manager of the Fund. Effective September 1, 2018, William Adams is no longer a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 1/31/19

The following chart illustrates the fund’s historical performance in comparison to its benchmark(s). Performance results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 1/31/19

Average annual without sales charge

Fund Inception Date	1-yr	5-yr	Life (t)
3/25/13	1.86%	4.54%	4.77%

Comparative benchmark(s)
Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)	1.73%	4.61%	4.84%

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the fund inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition(s)

Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Bloomberg Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

6

Performance Summary – continued

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for the fund for the periods presented. Life returns are presented where the fund has less than 10 years of performance history and represent the average annual total return from the fund inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, August 1, 2018 through January 31, 2019

As a shareholder of the fund, you incur ongoing costs, including fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2018 through January 31, 2019.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 8/01/18	Ending Account Value 1/31/19	Expenses Paid During Period (p) 8/01/18-1/31/19
Actual	0.02%	$1,000.00	$1,017.76	$0.10
Hypothetical (h)	0.02%	$1,000.00	$1,025.10	$0.10

(h)	5% fund return per year before expenses.
(p)

“Expenses Paid During Period” are equal to the fund’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

PORTFOLIO OF INVESTMENTS

1/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 94.3%

Issuer	Shares/Par		Value ($)
Aerospace - 0.9%
Bombardier, Inc., 7.5%, 3/15/2025 (n)		$1,415,000	$1,363,706
TransDigm, Inc., 6.5%, 7/15/2024		2,385,000	2,352,206
TransDigm, Inc., 6.25%, 3/15/2026 (z)		2,427,000	2,463,405
TransDigm, Inc., 6.375%, 6/15/2026		1,255,000	1,207,938

			$7,387,255
Automotive - 1.4%
Allison Transmission, Inc., 5%, 10/01/2024 (n)		$6,764,000	$6,654,085
IHO Verwaltungs GmbH, 4.75%, (4.75% cash or 5.5% PIK) 9/15/2026 (n)(p)		3,815,000	3,452,575
Jaguar Land Rover Automotive PLC, 4.5%, 10/01/2027 (n)		1,025,000	758,500

			$10,865,160
Broadcasting - 2.9%
Liberty Media Corp. - Liberty Formula One, 8.5%, 7/15/2029		$3,210,000	$3,258,150
Liberty Media Corp. - Liberty Formula One, 8.25%, 2/01/2030		935,000	946,688
Match Group, Inc., 6.375%, 6/01/2024		3,480,000	3,636,600
Netflix, Inc., 5.875%, 2/15/2025		2,090,000	2,165,135
Netflix, Inc., 4.875%, 4/15/2028		1,220,000	1,160,525
Netflix, Inc., 5.875%, 11/15/2028 (n)		4,565,000	4,627,769
Netflix, Inc., 4.625%, 5/15/2029 (n)	EUR	1,485,000	1,712,479
WMG Acquisition Corp., 5%, 8/01/2023 (n)		$1,045,000	1,037,162
WMG Acquisition Corp., 4.875%, 11/01/2024 (n)		3,210,000	3,145,800
WMG Acquisition Corp., 5.5%, 4/15/2026 (n)		815,000	804,813

			$22,495,121
Building - 4.4%
ABC Supply Co., Inc., 5.75%, 12/15/2023 (n)		$3,935,000	$4,043,212
ABC Supply Co., Inc., 5.875%, 5/15/2026 (n)		2,685,000	2,690,773
Beacon Escrow Corp., 4.875%, 11/01/2025 (n)		3,625,000	3,375,781
Core & Main LP, 6.125%, 8/15/2025 (z)		1,345,000	1,281,113
James Hardie International Finance Ltd., 4.75%, 1/15/2025 (n)		445,000	422,750
James Hardie International Finance Ltd., 5%, 1/15/2028 (n)		2,905,000	2,614,500
NCI Building Systems, Inc., 8%, 4/15/2026 (n)		1,420,000	1,343,675
New Enterprise Stone & Lime Co., Inc., 10.125%, 4/01/2022 (n)		2,880,000	2,880,000
New Enterprise Stone & Lime Co., Inc., 6.25%, 3/15/2026 (n)		2,709,000	2,587,095
PriSo Acquisition Corp., 9%, 5/15/2023 (n)		1,653,000	1,653,000
Standard Industries, Inc., 5.375%, 11/15/2024 (n)		2,080,000	2,064,400
Standard Industries, Inc., 6%, 10/15/2025 (n)		4,735,000	4,758,675
Summit Materials LLC/Summit Materials Finance Co., 6.125%, 7/15/2023		3,690,000	3,716,568

9

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Building - continued
Summit Materials LLC/Summit Materials Finance Co., 5.125%, 6/01/2025 (n)	$935,000	$877,731

		$34,309,273
Business Services - 4.2%
Alliance Data Systems Corp., 5.875%, 11/01/2021 (n)	$1,170,000	$1,178,775
CDK Global, Inc., 4.875%, 6/01/2027	4,485,000	4,350,450
Equinix, Inc., 5.375%, 4/01/2023	1,955,000	1,976,994
Equinix, Inc., 5.75%, 1/01/2025	1,540,000	1,590,050
Equinix, Inc., 5.875%, 1/15/2026	2,470,000	2,551,016
Financial & Risk U.S. Holdings, Inc., 8.25%, 11/15/2026 (n)	3,445,000	3,229,687
First Data Corp., 5%, 1/15/2024 (n)	6,405,000	6,545,109
MSCI, Inc., 4.75%, 8/01/2026 (n)	3,400,000	3,387,250
Travelport Worldwide Ltd., 6%, 3/15/2026 (n)	1,975,000	2,042,881
Vantiv LLC/Vantiv Issuer Corp., 4.375%, 11/15/2025 (n)	4,060,000	3,897,519
Verscend Escrow Corp., 9.75%, 8/15/2026 (n)	2,140,000	2,154,552

		$32,904,283
Cable TV - 8.6%
Altice Financing S.A., 6.625%, 2/15/2023 (n)	$1,575,000	$1,583,347
Altice Financing S.A., 7.5%, 5/15/2026 (n)	750,000	710,625
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/2024	5,290,000	5,395,800
CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/2025 (n)	1,325,000	1,332,023
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 2/15/2026 (n)	6,560,000	6,658,400
CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 5/01/2027 (n)	3,755,000	3,765,514
CSC Holdings LLC, 5.5%, 5/15/2026 (n)	2,635,000	2,608,650
CSC Holdings LLC, 5.5%, 4/15/2027 (n)	6,985,000	6,827,698
CSC Holdings LLC, 7.5%, 4/01/2028 (n)	2,030,000	2,085,825
DISH DBS Corp., 5.875%, 11/15/2024	975,000	808,031
Intelsat Connect Finance, 9.5%, 2/15/2023 (n)	1,245,000	1,164,075
Intelsat Jackson Holdings S.A., 5.5%, 8/01/2023	3,795,000	3,453,450
Sirius XM Radio, Inc., 4.625%, 5/15/2023 (n)	1,745,000	1,742,819
Sirius XM Radio, Inc., 6%, 7/15/2024 (n)	4,055,000	4,212,131
Sirius XM Radio, Inc., 5.375%, 4/15/2025 (n)	1,600,000	1,620,000
Telenet Finance Luxembourg S.A., 5.5%, 3/01/2028 (n)	5,400,000	5,103,000
Unitymedia KabelBW GmbH, 6.125%, 1/15/2025 (n)	3,970,000	4,099,025
Videotron Ltd., 5.375%, 6/15/2024 (n)	930,000	971,292
Videotron Ltd., 5.125%, 4/15/2027 (n)	5,200,000	5,213,000
Virgin Media Finance PLC, 5.75%, 1/15/2025 (n)	830,000	817,865
Virgin Media Secured Finance PLC, 5.25%, 1/15/2026 (n)	3,560,000	3,506,600
Ziggo Bond Finance B.V., 5.875%, 1/15/2025 (n)	4,240,000	3,975,000

		$67,654,170

10

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Chemicals - 2.9%
Axalta Coating Systems Co., 4.875%, 8/15/2024 (n)		$4,495,000	$4,388,244
Consolidated Energy Finance S.A., 6.875%, 6/15/2025 (n)		2,628,000	2,588,580
OCI N.V., 6.625%, 4/15/2023 (n)		4,450,000	4,572,375
PolyOne Corp., 5.25%, 3/15/2023		3,455,000	3,472,275
SPCM S.A., 4.875%, 9/15/2025 (n)		4,965,000	4,667,100
Starfruit U.S. Holding Co. LLC/Starfruit Finance B.V. , 6.5%, 10/01/2026 (n)	EUR	2,205,000	2,431,470
Starfruit U.S. Holding Co. LLC/Starfruit Finance B.V. , 6.5%, 10/01/2026		375,000	413,515

			$22,533,559
Computer Software - 0.6%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.875%, 6/15/2021 (n)		$2,965,000	$3,013,363
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.02%, 6/15/2026 (n)		1,670,000	1,746,757

			$4,760,120
Computer Software - Systems - 1.7%
CDW LLC/CDW Finance Corp., 5.5%, 12/01/2024		$815,000	$843,118
CDW LLC/CDW Finance Corp., 5%, 9/01/2025		1,215,000	1,205,887
Fair Isaac Corp., 5.25%, 5/15/2026 (n)		4,095,000	4,115,475
JDA Software Group, Inc., 7.375%, 10/15/2024 (n)		2,400,000	2,442,000
Sabre GLBL, Inc., 5.375%, 4/15/2023 (n)		5,035,000	5,097,937

			$13,704,417
Conglomerates - 3.9%
Amsted Industries Co., 5%, 3/15/2022 (n)		$5,085,000	$5,034,150
BWX Technologies, Inc., 5.375%, 7/15/2026 (n)		3,590,000	3,625,900
CFX Escrow Corp., 6%, 2/15/2024 (z)		705,000	705,000
CFX Escrow Corp., 6.375%, 2/15/2026 (z)		455,000	455,000
EnerSys, 5%, 4/30/2023 (n)		6,335,000	6,287,488
Entegris, Inc., 4.625%, 2/10/2026 (n)		5,115,000	4,961,550
Gates Global LLC, 6%, 7/15/2022 (n)		1,927,000	1,937,213
Stevens Holding Co., Inc., 6.125%, 10/01/2026 (n)		3,335,000	3,369,617
TriMas Corp., 4.875%, 10/15/2025 (n)		4,345,000	4,214,650

			$30,590,568
Construction - 1.1%
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/2024 (a)(d)(n)		$1,723,000	$271,372
Empresas ICA S.A.B. de C.V., 8.9%, 2/04/2021 (a)(d)		1,320,000	207,900
Mattamy Group Corp., 6.5%, 10/01/2025 (n)		4,150,000	3,849,125
Toll Brothers Finance Corp., 4.875%, 11/15/2025		1,370,000	1,332,325
Toll Brothers Finance Corp., 4.35%, 2/15/2028		3,355,000	3,053,050

			$8,713,772

11

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Consumer Products - 0.7%
Coty, Inc., 6.5%, 4/15/2026 (n)		$1,905,000	$1,714,500
Energizer Holdings, Inc., 6.375%, 7/15/2026 (n)		3,325,000	3,233,563
Energizer Holdings, Inc., 7.75%, 1/15/2027 (z)		240,000	247,284

			$5,195,347
Consumer Services - 1.9%
Cimpress N.V., 7%, 6/15/2026 (n)		$2,920,000	$2,847,000
Frontdoor, Inc., 6.75%, 8/15/2026 (n)		2,805,000	2,783,962
Matthews International Corp., 5.25%, 12/01/2025 (n)		2,900,000	2,733,250
NVA Holdings, Inc., 6.875%, 4/01/2026 (n)		2,885,000	2,754,310
ServiceMaster Co. LLC, 5.125%, 11/15/2024 (n)		3,805,000	3,719,387

			$14,837,909
Containers - 4.8%
ARD Finance S.A., 6.625%, 9/15/2023	EUR	1,055,000	$1,156,232
ARD Finance S.A., 7.125%, 9/15/2023		$2,495,000	2,407,675
ARD Securities Finance, 8.75%, (8.75% cash or 8.75% PIK) 1/31/2023 (n)(p)		1,993,562	1,659,640
Berry Global Group, Inc., 5.5%, 5/15/2022		1,405,000	1,414,189
Berry Global Group, Inc., 6%, 10/15/2022		2,355,000	2,407,987
BWAY Holding Co., Inc., 7.25%, 4/15/2025 (n)		1,395,000	1,286,888
Crown American LLC, 4.5%, 1/15/2023		2,872,000	2,886,360
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/2026		2,440,000	2,318,000
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/01/2026		1,675,000	1,641,500
Flex Acquisition Co., Inc., 6.875%, 1/15/2025 (n)		3,030,000	2,833,050
Multi-Color Corp., 6.125%, 12/01/2022 (n)		4,202,000	4,233,515
Reynolds Group, 5.75%, 10/15/2020		1,599,028	1,605,104
Reynolds Group, 5.125%, 7/15/2023 (n)		2,080,000	2,083,848
Reynolds Group, 7%, 7/15/2024 (n)		775,000	792,438
Sealed Air Corp., 4.875%, 12/01/2022 (n)		3,635,000	3,671,350
Silgan Holdings, Inc., 4.75%, 3/15/2025		2,825,000	2,712,000
W/S Packaging Group, Inc., 9%, 4/15/2023 (n)		2,615,000	2,628,075

			$37,737,851
Electrical Equipment - 0.7%
CommScope Technologies LLC, 5%, 3/15/2027 (n)		$6,865,000	$5,851,726

Electronics - 1.2%
Qorvo, Inc., 5.5%, 7/15/2026 (n)		$3,160,000	$3,136,300
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)		2,185,000	2,266,937
Sensata Technologies B.V., 5%, 10/01/2025 (n)		3,840,000	3,859,200

			$9,262,437

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Emerging Market Quasi-Sovereign - 1.0%
DAE Funding LLC, 5.75%, 11/15/2023 (n)	$2,485,000	$2,509,850
DAE Funding LLC, 5%, 8/01/2024 (n)	5,240,000	5,150,920

		$7,660,770
Energy - Independent - 4.9%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.875%, 12/15/2024	$4,180,000	$2,885,454
Callon Petroleum Co., 6.375%, 7/01/2026	3,600,000	3,609,000
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023	1,640,000	1,619,500
CrownRock LP/CrownRock Finance, Inc., 5.625%, 10/15/2025 (n)	4,575,000	4,392,000
Diamondback Energy, Inc., 5.375%, 5/31/2025	5,590,000	5,725,837
Gulfport Energy Corp., 6%, 10/15/2024	2,315,000	2,176,100
Indigo Natural Resources LLC, 6.875%, 2/15/2026 (n)	2,330,000	2,038,750
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6%, 8/01/2026 (n)	3,490,000	3,455,100
Oasis Petroleum, Inc., 6.25%, 5/01/2026 (n)	2,900,000	2,751,375
Parsley Energy LLC/Parsley Finance Corp., 5.25%, 8/15/2025 (n)	1,000,000	990,000
Parsley Energy LLC/Parsley Finance Corp., 5.625%, 10/15/2027 (n)	5,350,000	5,303,187
Sanchez Energy Corp., 6.125%, 1/15/2023	2,180,000	381,500
SM Energy Co., 6.75%, 9/15/2026	3,510,000	3,457,877

		$38,785,680
Entertainment - 1.7%
AMC Entertainment Holdings, Inc., 5.75%, 6/15/2025	$1,420,000	$1,309,808
Constellation Merger Sub, Inc., 8.5%, 9/15/2025 (z)	925,000	889,156
Live Nation Entertainment, Inc., 5.625%, 3/15/2026 (n)	3,655,000	3,691,550
Six Flags Entertainment Corp., 4.875%, 7/31/2024 (n)	7,280,000	7,207,200

		$13,097,714
Financial Institutions - 1.3%
Avolon Holdings Funding Ltd., 5.125%, 10/01/2023	$1,915,000	$1,944,108
Park Aerospace Holdings Ltd., 5.5%, 2/15/2024 (n)	6,135,000	6,227,025
Wand Merger Corp., 8.125%, 7/15/2023 (n)	1,695,000	1,715,679

		$9,886,812
Food & Beverages - 3.4%
Aramark Services, Inc., 4.75%, 6/01/2026	$3,645,000	$3,581,212
Aramark Services, Inc., 5%, 2/01/2028 (n)	2,040,000	1,991,550
Cott Holdings, Inc., 5.5%, 4/01/2025 (n)	4,820,000	4,771,800
JBS USA LLC/JBS USA Finance, Inc., 6.75%, 2/15/2028 (n)	2,635,000	2,694,287
JBS USA Lux S.A./JBS USA Finance, Inc., 5.875%, 7/15/2024 (n)	1,155,000	1,166,550
Lamb Weston Holdings, Inc., 4.625%, 11/01/2024 (n)	2,295,000	2,283,525
Lamb Weston Holdings, Inc., 4.875%, 11/01/2026 (n)	1,695,000	1,680,593
Pilgrim’s Pride Corp., 5.875%, 9/30/2027 (n)	4,175,000	4,028,875
U.S. Foods Holding Corp., 5.875%, 6/15/2024 (n)	4,275,000	4,348,915

		$26,547,307

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Gaming & Lodging - 4.2%
CCM Merger, Inc., 6%, 3/15/2022 (n)	$2,945,000	$2,974,450
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/2023	1,755,000	1,809,826
GLP Capital LP/GLP Financing II, Inc., 5.25%, 6/01/2025	2,320,000	2,371,110
GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/2026	680,000	694,504
Hilton Domestic Operating Co., Inc., 5.125%, 5/01/2026 (n)	3,215,000	3,239,112
Hilton Worldwide Finance LLC, 4.625%, 4/01/2025	4,245,000	4,181,325
Marriot Ownership Resorts, Inc., 5.625%, 4/15/2023 (z)	2,695,000	2,654,575
MGM Resorts International, 6.625%, 12/15/2021	1,770,000	1,869,474
MGM Resorts International, 6%, 3/15/2023	1,360,000	1,411,000
MGM Resorts International, 5.75%, 6/15/2025	3,510,000	3,527,550
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/2021	3,265,000	3,269,081
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/2023	2,030,000	2,037,613
Wyndham Hotels Group, LLC, 5.375%, 4/15/2026 (n)	3,270,000	3,270,000

		$33,309,620
Industrial - 0.9%
Cleaver Brooks, Inc., 7.875%, 3/01/2023 (n)	$2,695,000	$2,668,050
KAR Auction Services, Inc., 5.125%, 6/01/2025 (n)	4,575,000	4,408,379

		$7,076,429
Insurance - Health - 0.8%
Centene Corp., 6.125%, 2/15/2024	$2,190,000	$2,294,025
Centene Corp., 5.375%, 6/01/2026 (n)	3,795,000	3,918,338

		$6,212,363
Insurance - Property & Casualty - 0.8%
AssuredPartners Inc., 7%, 8/15/2025 (n)	$3,020,000	$2,884,100
Hub International Ltd., 7%, 5/01/2026 (n)	3,235,000	3,137,950

		$6,022,050
Machinery & Tools - 0.4%
Ashtead Capital, Inc., 5.625%, 10/01/2024 (n)	$3,395,000	$3,479,875

Major Banks - 0.5%
UBS Group AG, 6.875% to 8/07/2025, FLR (Swap Rate - 5yr. + 4.59%) to 12/29/2049	$3,990,000	$3,995,514

Medical & Health Technology & Services - 4.9%
Acadia Healthcare Co., Inc., 5.625%, 2/15/2023	$2,990,000	$2,937,675
Avantor, Inc., 9%, 10/01/2025 (n)	2,815,000	2,899,450
DaVita, Inc., 5%, 5/01/2025	1,720,000	1,655,500
Encompass Health Corp., 5.75%, 9/15/2025	1,000,000	1,010,000
HCA, Inc., 7.5%, 2/15/2022	2,050,000	2,244,750
HCA, Inc., 5%, 3/15/2024	3,315,000	3,449,257
HCA, Inc., 5.375%, 2/01/2025	4,685,000	4,835,810
HCA, Inc., 5.875%, 2/15/2026	2,775,000	2,927,625

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical & Health Technology & Services - continued
HealthSouth Corp., 5.125%, 3/15/2023	$3,610,000	$3,631,479
HealthSouth Corp., 5.75%, 11/01/2024	1,260,000	1,274,175
Heartland Dental, LLC, 8.5%, 5/01/2026 (n)	2,545,000	2,379,575
Polaris, 8.5%, (8.5% cash or 8.5% PIK) 12/01/2022 (n)(p)	1,985,000	1,920,488
Quintiles IMS Holdings, Inc., 5%, 10/15/2026 (n)	1,935,000	1,937,419
Regional Care/LifePoint Health, Inc., 9.75%, 12/01/2026 (n)	3,000,000	2,993,400
West Street Merger Sub, Inc., 6.375%, 9/01/2025 (n)	2,840,000	2,570,200

		$38,666,803
Medical Equipment - 0.8%
Teleflex, Inc., 5.25%, 6/15/2024	$2,895,000	$2,916,713
Teleflex, Inc., 4.875%, 6/01/2026	1,670,000	1,677,849
Teleflex, Inc., 4.625%, 11/15/2027	2,115,000	2,062,125

		$6,656,687
Metals & Mining - 4.5%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 7/15/2026 (n)	$3,095,000	$3,071,787
Cleveland-Cliffs, Inc., 5.75%, 3/01/2025	1,125,000	1,088,438
First Quantum Minerals Ltd., 7.25%, 4/01/2023 (n)	1,690,000	1,618,192
Freeport-McMoRan Copper & Gold, Inc., 5.4%, 11/14/2034	4,305,000	3,820,687
Freeport-McMoRan, Inc., 6.875%, 2/15/2023	5,657,000	5,911,565
Kaiser Aluminum Corp., 5.875%, 5/15/2024	4,495,000	4,562,425
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125%, 11/01/2022 (n)	3,455,000	3,441,871
Novelis Corp., 5.875%, 9/30/2026 (n)	5,045,000	4,868,425
Petra Diamonds U.S. Treasury PLC, 7.25%, 5/01/2022 (n)	3,230,000	3,036,200
Steel Dynamics, Inc., 4.125%, 9/15/2025	1,635,000	1,553,250
TMS International Corp., 7.25%, 8/15/2025 (n)	2,755,000	2,589,700

		$35,562,540
Midstream - 5.5%
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/2022 (n)	$1,510,000	$1,525,100
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.625%, 7/15/2026 (n)	2,900,000	2,852,875
Cheniere Energy, Inc., 5.875%, 3/31/2025	3,800,000	4,003,148
DCP Midstream Operating LP, 4.95%, 4/01/2022	1,572,000	1,587,720
DCP Midstream Operating LP, 3.875%, 3/15/2023	2,845,000	2,766,763
DCP Midstream Operating LP, 5.375%, 7/15/2025 (n)	2,055,000	2,096,100
DCP Midstream Operating LP, 5.6%, 4/01/2044	1,945,000	1,765,088
Energy Transfer Equity LP, 5.875%, 1/15/2024	3,965,000	4,212,812
EnLink Midstream Partners LP, 4.4%, 4/01/2024	4,670,000	4,483,200
Tallgrass Energy Partners LP, 5.5%, 1/15/2028 (n)	6,440,000	6,276,746
Targa Resources Partners LP/Targa Resources Finance Corp., 5.25%, 5/01/2023	3,185,000	3,188,981

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Midstream - continued
Targa Resources Partners LP/Targa Resources Finance Corp., 5.125%, 2/01/2025 (n)	$2,020,000	$1,984,650
Targa Resources Partners LP/Targa Resources Finance Corp., 5.375%, 2/01/2027	6,570,000	6,340,050

		$43,083,233
Network & Telecom - 0.6%
Zayo Group LLC/Zayo Capital, Inc., 6.375%, 5/15/2025	$1,155,000	$1,127,569
Zayo Group LLC/Zayo Capital, Inc., 5.75%, 1/15/2027 (n)	3,600,000	3,478,284

		$4,605,853
Oil Services - 0.9%
Apergy Corp., 6.375%, 5/01/2026	$3,420,000	$3,364,425
Diamond Offshore Drill Co., 5.7%, 10/15/2039	3,235,000	2,215,975
Nabors Industries, Inc., 5.75%, 2/01/2025	1,875,000	1,631,250

		$7,211,650
Oils - 0.8%
Parkland Fuel Corp., 6%, 4/01/2026 (n)	$5,745,000	$5,486,475
PBF Holding Co. LLC/PBF Finance Corp., 7%, 11/15/2023	505,000	506,111

		$5,992,586
Pharmaceuticals - 1.2%
Endo Finance LLC/Endo Finco, Inc., 5.375%, 1/15/2023 (n)	$1,175,000	$959,094
Mallinckrodt International Finance S.A., 5.75%, 8/01/2022 (n)	1,785,000	1,619,887
Valeant Pharmaceuticals International, Inc., 5.5%, 3/01/2023 (n)	2,755,000	2,672,350
Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/2025 (n)	4,470,000	4,224,150

		$9,475,481
Precious Metals & Minerals - 0.4%
Teck Resources Ltd., 6%, 8/15/2040	$440,000	$441,100
Teck Resources Ltd., 6.25%, 7/15/2041	2,845,000	2,965,913

		$3,407,013
Printing & Publishing - 0.4%
Nielsen Finance LLC, 5%, 4/15/2022 (n)	$3,344,000	$3,338,984

Real Estate - Healthcare - 0.9%
MPT Operating Partnership LP/MPT Financial Co., REIT, 5.25%, 8/01/2026	$2,265,000	$2,276,325
MPT Operating Partnership LP/MPT Financial Co., REIT, 5%, 10/15/2027	5,265,000	5,125,478

		$7,401,803

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Real Estate - Other - 0.8%
CyrusOne LP/CyrusOne Finance Corp., REIT, 5%, 3/15/2024	$4,200,000	$4,231,500
CyrusOne LP/CyrusOne Finance Corp., REIT, 5.375%, 3/15/2027	2,230,000	2,235,575

		$6,467,075
Restaurants - 0.7%
Golden Nugget, Inc., 6.75%, 10/15/2024 (n)	$1,605,000	$1,605,000
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, 6/01/2026 (n)	4,055,000	4,105,688

		$5,710,688
Retailers - 0.8%
DriveTime Automotive Group, Inc./DT Acceptance Corp., 8%, 6/01/2021 (n)	$1,865,000	$1,860,338
Hanesbrands, Inc., 4.875%, 5/15/2026 (n)	2,975,000	2,848,562
Sally Beauty Holdings, Inc., 5.625%, 12/01/2025	1,655,000	1,612,798

		$6,321,698
Specialty Chemicals - 0.6%
Univar USA, Inc., 6.75%, 7/15/2023 (n)	$4,890,000	$5,024,475

Specialty Stores - 0.3%
Penske Automotive Group Co., 5.375%, 12/01/2024	$690,000	$681,375
Penske Automotive Group Co., 5.5%, 5/15/2026	1,755,000	1,715,513

		$2,396,888
Supermarkets - 0.2%
Albertsons Cos. LLC/Safeway Co., 6.625%, 6/15/2024	$1,615,000	$1,594,813

Telecommunications - Wireless - 4.9%
Altice France S.A., 6.25%, 5/15/2024 (n)	$1,245,000	$1,220,473
Altice France S.A., 8.125%, 2/01/2027 (n)	2,505,000	2,460,912
Altice Luxembourg S.A., 7.75%, 5/15/2022 (n)	1,675,000	1,624,750
Altice Luxembourg S.A., 7.625%, 2/15/2025 (n)	3,035,000	2,579,750
Digicel Group Ltd., 6.75%, 3/01/2023 (n)	3,988,000	3,258,994
SBA Communications Corp., 4%, 10/01/2022	3,990,000	3,940,125
SBA Communications Corp., 4.875%, 9/01/2024	1,995,000	1,997,494
SFR Group S.A., 7.375%, 5/01/2026 (n)	985,000	949,284
Sprint Corp., 7.875%, 9/15/2023	2,620,000	2,783,750
Sprint Corp., 7.125%, 6/15/2024	4,805,000	4,916,116
Sprint Nextel Corp., 6%, 11/15/2022	4,810,000	4,864,112
T-Mobile USA, Inc., 6.5%, 1/15/2024	1,765,000	1,826,775
T-Mobile USA, Inc., 5.125%, 4/15/2025	2,095,000	2,115,950
T-Mobile USA, Inc., 6.5%, 1/15/2026	2,020,000	2,136,150
T-Mobile USA, Inc., 5.375%, 4/15/2027	2,115,000	2,130,862

		$38,805,497

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Telephone Services - 0.6%
Level 3 Financing, Inc., 5.375%, 1/15/2024	$1,900,000	$1,890,500
Level 3 Financing, Inc., 5.375%, 5/01/2025	3,155,000	3,115,563

		$5,006,063
Transportation - Services - 0.2%
Navios South American Logistics, Inc., 7.25%, 5/01/2022	$1,110,000	$1,037,850
Syncreon Group BV/Syncre, 8.625%, 11/01/2021 (n)	1,168,000	934,400

		$1,972,250
Utilities - Electric Power - 2.5%
Clearway Energy Operating LLC, 5.75%, 10/15/2025 (n)	$4,505,000	$4,161,494
Covanta Holding Corp., 5.875%, 3/01/2024	2,515,000	2,508,712
Covanta Holding Corp., 5.875%, 7/01/2025	2,235,000	2,190,300
Covanta Holding Corp., 6%, 1/01/2027	3,280,000	3,140,600
Drax Finco PLC, 6.625%, 11/01/2025 (n)	3,520,000	3,502,400
NextEra Energy Operating Co., 4.25%, 9/15/2024 (n)	4,560,000	4,344,768
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)	75,000	71,625

		$19,919,899
Total Bonds (Identified Cost, $758,248,716)		$743,499,081

Floating Rate Loans (r) - 0.8%
Broadcasting - 0.1%
Warner Music Group, Term Loan F, 4.623%, 11/01/2023	$662,000	$646,829

Conglomerates - 0.1%
Gates Global LLC, Term Loan B2, 5.248%, 3/31/2024	$786,010	$768,106

Entertainment - 0.1%
Live Nation Entertainment, Inc., Term Loan B3, 4.125%, 10/31/2023	$1,017,411	$1,011,477

Food & Beverages - 0.1%
U.S. Foods Holding Corp., Term Loan B, 4.344%, 6/27/2023	$660,307	$648,917

Medical & Health Technology & Services - 0.3%
DaVita Healthcare Partners, Inc., Term Loan B, 5.248%, 6/24/2021	$2,272,740	$2,267,058

Oil Services - 0.1%
Apergy Corp., Term Loan B, 5.162%, 5/09/2025	$955,443	$933,348
Total Floating Rate Loans (Identified Cost, $6,253,161)		$6,275,735

Common Stocks - 0.4%
Oil Services - 0.4%
LTRI Holdings LP (a)(u) (Identified Cost, $1,188,000)	3,300	$2,935,086

18

Portfolio of Investments - continued

Convertible Bonds - 0.1%

Issuer	Shares/Par	Value ($)
Cable TV - 0.1%
DISH Network Corp., 3.375%, 8/15/2026 (Identified Cost, $1,064,116)	$1,180,000	$1,002,410

	Strike Price	First Exercise
Warrants - 0.0%
Forest & Paper Products - 0.0%
Appvion Holdings Corp. - Tranche A (1 share for 1 warrant) (a)	$27.17	8/24/18	2,021	$2,021
Appvion Holdings Corp. - Tranche B (1 share for 1 warrant) (a)	31.25	8/24/18	2,021	1,010
Total Warrants (Identified Cost, $0)				$3,031

Investment Companies (h) - 3.8%
Money Market Funds - 3.8%
MFS Institutional Money Market Portfolio, 2.47% (v) (Identified Cost, $29,838,451)	29,841,435	$29,838,451

Other Assets, Less Liabilities - 0.6%		4,883,184
Net Assets - 100.0%		$788,436,978

(a)	Non-income producing security.
(d)	In default.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $29,838,451 and $753,715,343, respectively.

(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $464,777,748, representing 58.9% of net assets.

(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(r)

The remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. The interest rate shown represents the weighted average of the floating interest rates on settled contracts within the loan facility at period end, unless otherwise indicated. The floating interest rates on settled contracts are determined periodically by reference to a base lending rate and a spread.

(u)

The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

19

Portfolio of Investments – continued

(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquistion Date	Cost	Value
CFX Escrow Corp., 6%, 2/15/2024	1/31/19	$705,000	$705,000
CFX Escrow Corp., 6.375%, 2/15/2026	1/31/19	455,000	455,000
Constellation Merger Sub, Inc., 8.5%, 9/15/2025	1/29/19-1/30/19	888,640	889,156
Core & Main LP, 6.125%, 8/15/2025	1/04/19-1/25/19	1,259,523	1,281,113
Energizer Holdings, Inc., 7.75%, 1/15/2027	1/17/19	240,000	247,284
Marriot Ownership Resorts, Inc., 5.625%, 4/15/2023	4/02/15-12/17/15	2,691,880	2,654,575
TransDigm, Inc., 6.25%, 3/15/2026	1/30/19	2,427,000	2,463,405
Total Restricted Securities			$8,695,533
% of Net assets			1.1%

The following abbreviations are used in this report and are defined:

FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 1/31/19

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
USD	5,642,582	EUR	4,877,047	Goldman Sachs International	4/12/2019	$28,050
USD	405,957	EUR	350,429	NatWest Markets PLC	4/12/2019	2,538

						$30,588

20

Portfolio of Investments – continued

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Liability Derivatives

Interest Rate Futures
German Euro-Bobl 5 yr	Short	EUR	13	$1,977,972	March - 2019	$(10,743)
U.S. Treasury Note 10 yr	Short	USD	110	13,471,562	March - 2019	(381,962)

						$(392,705)

At January 31, 2019, the fund had cash collateral of $143,744 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

21

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $766,753,993)	$753,715,343
Investments in affiliated issuers, at value (identified cost, $29,838,451)	29,838,451
Deposits with brokers for
Futures contracts	143,744
Receivables for
Forward foreign currency exchange contracts	30,588
Investments sold	510,932
Fund shares sold	236,036
Interest and dividends	11,770,946
Other assets	3,299
Total assets	$796,249,339

Liabilities
Payable to custodian	$65,510
Payables for
Net daily variation margin on open futures contracts	53,063
Investments purchased	7,409,846
Fund shares reacquired	210,291
Payable to affiliates
Administrator	94
Shareholder servicing costs	13
Accrued expenses and other liabilities	73,544
Total liabilities	$7,812,361
Net assets	$788,436,978

Net assets consist of
Paid-in capital	$871,449,011
Total distributable earnings (loss)	(83,012,033)
Net assets	$788,436,978
Shares of beneficial interest outstanding	88,191,880
Net asset value per share (net assets of $788,436,978 / 88,191,880 shares of beneficial interest outstanding)	$8.94

See Notes to Financial Statements

22

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$53,577,787
Dividends from affiliated issuers	396,975
Other	278,324
Total investment income	$54,253,086
Expenses
Shareholder servicing costs	$46
Administrative services fee	17,500
Custodian fee	60,296
Shareholder communications	5,951
Audit and tax fees	43,516
Legal fees	8,084
Pricing service fees	20,848
Miscellaneous	30,522
Total expenses	$186,763
Fees paid indirectly	(2,411)
Net expenses	$184,352
Net investment income (loss)	$54,068,734

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(16,095,589)
Affiliated issuers	104
Futures contracts	1,091,612
Forward foreign currency exchange contracts	259,212
Foreign currency	(533)
Net realized gain (loss)	$(14,745,194)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(26,518,416)
Futures contracts	(1,297,981)
Forward foreign currency exchange contracts	35,198
Translation of assets and liabilities in foreign currencies	431
Net unrealized gain (loss)	$(27,780,768)
Net realized and unrealized gain (loss)	$(42,525,962)
Change in net assets from operations	$11,542,772

See Notes to Financial Statements

23

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	1/31/19	1/31/18
Change in net assets

From operations
Net investment income (loss)	$54,068,734	$72,887,935
Net realized gain (loss)	(14,745,194)	15,418,353
Net unrealized gain (loss)	(27,780,768)	(6,830,932)
Change in net assets from operations	$11,542,772	$81,475,356
Total distributions to shareholders (a)	$(55,299,759)	$(75,880,650)
Change in net assets from fund share transactions	$(365,738,413)	$(229,459,345)
Total change in net assets	$(409,495,400)	$(223,864,639)

Net assets
At beginning of period	1,197,932,378	1,421,797,017
At end of period (b)	$788,436,978	$1,197,932,378

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended January 31, 2018, distributions from net investment income were $75,880,650.

(b)

Parenthetical disclosure of accumulated distributions in excess of net investment income is no longer required. See Note 2. For the year ended January 31, 2018, end of period net assets included accumulated distributions in excess of net investment income of $2,496,747.

See Notes to Financial Statements

24

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended

	1/31/19	1/31/18	1/31/17	1/31/16	1/31/15
Net asset value, beginning of period	$9.31	$9.28	$8.41	$9.47	$9.85

Income (loss) from investment operations
Net investment income (loss) (d)	$0.52	$0.53	$0.56	$0.57	$0.61
Net realized and unrealized gain (loss)	(0.36)	0.05	0.90	(1.03)	(0.29)
Total from investment operations	$0.16	$0.58	$1.46	$(0.46)	$0.32

Less distributions declared to shareholders
From net investment income	$(0.53)	$(0.55)	$(0.59)	$(0.59)	$(0.63)
From net realized gain	—	—	—	(0.01)	(0.07)
Total distributions declared to shareholders	$(0.53)	$(0.55)	$(0.59)	$(0.60)	$(0.70)
Net asset value, end of period (x)	$8.94	$9.31	$9.28	$8.41	$9.47
Total return (%) (r)(s)(x)	1.86	6.33	17.77	(5.23)	3.28

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.02	0.02	0.02	0.02	0.03
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	0.03
Net investment income (loss)	5.77	5.63	6.28	6.19	6.18
Portfolio turnover	38	46	44	33	43
Net assets at end of period (000 omitted)	$788,437	$1,197,932	$1,421,797	$1,350,666	$1,337,532

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS High Yield Pooled Portfolio (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. This fund is available only to certain U.S. registered investment companies managed by MFS. MFS does not receive a management fee from this fund.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years

26

Notes to Financial Statements – continued

beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon

27

Notes to Financial Statements – continued

rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments,

28

Notes to Financial Statements – continued

such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of January 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$—	$3,031	$2,935,086	$2,938,117
Non-U.S. Sovereign Debt	—	7,660,770	—	7,660,770
U.S. Corporate Bonds	—	603,792,760	—	603,792,760
Foreign Bonds	—	133,047,961	—	133,047,961
Floating Rate Loans	—	6,275,735	—	6,275,735
Mutual Funds	29,838,451	—	—	29,838,451
Total	$29,838,451	$750,780,257	$2,935,086	$783,553,794

Other Financial Instruments
Futures Contracts – Liabilities	$(392,705)	$—	$—	$(392,705)
Forward Foreign Currency
Exchange Contracts – Assets	—	30,588	—	30,588

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 1/31/18	$2,935,086
Change in unrealized appreciation or depreciation	0
Balance as of 1/31/19	$2,935,086

The net change in unrealized appreciation or depreciation from investments held as level 3 at January 31, 2019 is $0. At January 31, 2019, the fund held one level 3 security.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to

29

Notes to Financial Statements – continued

increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2019 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)

Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$—	$(392,705)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	30,588	—
Total		$30,588	$(392,705)

(a)

Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2019 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$1,091,612	$—
Foreign Exchange	—	259,212
Total	$1,091,612	$259,212

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended January 31, 2019 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(1,297,981)	$—
Foreign Exchange	—	35,198
Total	$(1,297,981)	$35,198

30

Notes to Financial Statements – continued

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less

31

Notes to Financial Statements – continued

counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

32

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended January 31, 2019, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items

33

Notes to Financial Statements – continued

of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to defaulted bonds, amortization and accretion of debt securities, and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 1/31/19	Year ended 1/31/18
Ordinary income (including any short-term capital gains)	$55,299,759	$75,880,650

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/19

Cost of investments	$798,926,559
Gross appreciation	7,801,467

Gross depreciation	(23,536,349)
Net unrealized appreciation (depreciation)	$(15,734,882)

Undistributed ordinary income	2,396,257
Capital loss carryforwards	(65,801,806)
Other temporary differences	(3,871,602)

As of January 31, 2019, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(12,598,314)
Long-Term	(53,203,492)
Total	$(65,801,806)

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from MFS funds that invest in the fund.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC is not paid a fee for providing these services. MFSC receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended January 31, 2019, these costs amounted to $46.

34

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500. The administrative services fee incurred for the year ended January 31, 2019 was equivalent to an annual effective rate of 0.0019% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund may pay compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFSC. The independent Trustees do not currently receive compensation from the fund.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended January 31, 2019, the fee paid by the fund under this agreement was $1,659 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended January 31, 2019, purchases and sales of investments, other than short-term obligations, aggregated $352,750,013 and $719,662,180, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/19		Year ended 1/31/18

	Shares	Amount	Shares	Amount
Shares sold	1,404,859	$12,591,447	10,158,880	$94,970,838
Shares issued to shareholders in reinvestment of distributions	6,146,645	55,299,759	8,095,660	75,880,650
Shares reacquired	(47,999,465)	(433,629,619)	(42,753,651)	(400,310,833)
Net change	(40,447,961)	$(365,738,413)	(24,499,111)	$(229,459,345)

35

Notes to Financial Statements – continued

The fund is an MFS Pooled Portfolio, which is designed to be used by certain MFS funds to invest in a particular security type rather than invest in the security type directly. The fund is solely invested in by other MFS funds for the purpose of gaining exposure to high income debt instruments, rather than investing in high income debt instruments directly. The MFS funds do not invest in this fund for the purpose of exercising management or control. At the end of the period, the MFS Diversified Income Fund, the MFS Global High Yield Fund, and the MFS Strategic Income Portfolio were the owners of record of approximately 73%, 26%, and 1%, respectively, of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended January 31, 2019, the fund’s commitment fee and interest expense were $5,582 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		17,092,907	272,989,999	(260,241,471)	29,841,435

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$104	$—	$—	$396,975	$29,838,451

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and the Shareholders of MFS High Yield Pooled Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS High Yield Pooled Portfolio (the “Fund”), including the portfolio of investments, as of January 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2019,

37

Report of Independent Registered Public Accounting Firm – continued

by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 19, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

38

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of March 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 57)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

43

Trustees and Officers – continued

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
David Cole
Michael Skatrud

44

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

45

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

46

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

47

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

January 31, 2019

MFS® Municipal High Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

MMH-ANN

MFS® Municipal High Income Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as Brexit have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that has prevailed for much of the past several years. Against this more challenging backdrop, equity markets in the United States have outperformed most international markets on a relative basis over the past 12 months, though broad market returns have been modestly negative on an absolute basis. Global economic growth has become less synchronized over the past few quarters, with Europe, China, and some emerging markets having shown signs of significantly slowing growth. While U.S. growth has remained above average, its pace slowed in the second half of 2018.

A decelerating global economy and tighter financial conditions have prompted the U.S. Federal Reserve to reassess its monetary policy outlook. Fed chairman Jerome Powell recently acknowledged that the next change in policy rates could be either a hike or a cut, suggesting that the tightening cycle begun in late 2015 may have come to an end. The Fed has also signaled that it is likely to maintain a larger-than-expected balance sheet, meaning that monetary conditions will likely tighten less over time than earlier feared. U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. short-term interest rates, declining equity valuations, and a stronger dollar. With the Republicans losing control of the U.S. House of Representatives, further meaningful U.S. fiscal stimulus appears less likely over the remainder of this presidential term. The recent partial U.S. government shutdown has also added to political uncertainty as the competing budgetary priorities of the House of Representatives and the White House will likely remain a source of friction going forward.

Globally, inflation remains largely subdued thanks in part to lower oil prices, but tight labor markets will keep investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — a NAFTA replacement has been worked out between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions between the U.S. and China remain high, though the two sides recently returned to the negotiating table.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring that our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

March 19, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten industries (i)
Healthcare Revenue-Hospitals	15.0%
Healthcare Revenue-Long Term Care	13.7%
Universities-Secondary Schools	7.1%
Universities-Colleges	6.0%
General Obligations-General Purpose	4.8%
Miscellaneous Revenue-Other	4.7%
Tobacco	4.6%
Tax Assessment	4.3%
Transportation-Special Tax	4.1%
General Obligations-Schools	3.8%

Composition including fixed income credit quality (a)(i)
AAA	2.6%
AA	9.1%
A	17.3%
BBB	23.2%
BB	13.3%
B	5.4%
CCC	1.8%
CC	0.3%
C	3.4%
D	3.2%
Not Rated	21.1%
Cash & Cash Equivalents	0.9%
Other	(1.6)%

Portfolio facts (i)
Average Duration (d)	9.0
Average Effective Maturity (m)	18.9 yrs.

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

Portfolio Composition – continued

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes currency derivatives and/or any offsets to derivative positions and/or the leverage created through the issuance of self-deposited inverse floaters and may be negative.

Percentages are based on net assets as of January 31, 2019.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2019, Class A shares of the MFS Municipal High Income Fund (“fund”) provided a total return of 3.31%, at net asset value. This compares with a return of 3.26% for the fund’s benchmark, the Bloomberg Barclays Municipal Bond Index.

Market Environment

The global economy decelerated during the reporting period, led by weakness in China and Europe as business and investor sentiment was undermined by growing trade frictions. Slower growth, along with tighter financial conditions, contributed to an uptick in market volatility late in the period. Equity valuations fell and credit spreads widened, fueled in part by concerns that the US Federal Reserve was on course to further tighten monetary policy after it lifted rates for a fourth time during the period and indicated its intention to hike several more times while allowing its balance sheet to run off at its predetermined pace.

The market’s negative reaction to these policy signals prompted the Fed to reverse course at the end of the period and indicated that its policy was on hold as inflation pressures abated. The Fed also indicated that it will maintain a larger balance sheet than it had previously. These dovish shifts helped equity valuations rebound, reduced volatility and narrowed credit spreads. Central banks globally are tilting more dovish as well, with China lowering reserve requirements, The Bank of Canada and Bank of England holding rates steady and the European Central Bank acknowledging that it may not be able to hike rates in the fall of 2019 as it had earlier projected.

Emerging markets experienced considerable volatility during the period as tighter global financial conditions exposed structural weakness in some countries. Those pressures were somewhat relieved at the end of the period as the Fed adopted its more dovish posture. However, slowing global growth and ongoing trade frictions remained concerns.

From a geopolitical perspective, a fractious Eurosceptic Italian coalition government, large-scale protests in France over stagnant wages and news that Germany’s Angela Merkel will not seek another term as chancellor were sources of uncertainty in Europe. In emerging markets, new Brazilian president Jair Bolsanaro took office, with markets generally encouraged by his market-friendly agenda. In contrast, markets were nervous about the less-market-friendly approach of Mexico’s new president Andres Manuel Lopez Obrador. For much of the period, the contentious US-China trading relationship was a drag on global sentiment, although tentative signs of progress toward resolution helped steady markets late in the period. Concerns persisted about slowing Chinese economic activity.

Against this backdrop, municipal bonds provided positive total returns, with the yield generated by the asset class offsetting the modest negative price returns for the period amid the rise in municipal yields. Technicals were generally supportive for municipal bonds, with reduced primary market supply during the period. Supply was also impacted in 2018 as issuances were pulled forward into 2017 before, and in anticipation of, proposed tax law changes, which impacted municipal issuers. Other

Management Review – continued

notable events during the year included a strong recovery in bonds issued by Puerto Rico, which were boosted by ongoing progress in restructuring negotiations. Fundamentals in municipals were generally stable for the period amid stable-to-improving tax revenue.

Factors Affecting Performance

Relative to the Bloomberg Barclays Municipal Bond Index, the fund’s out-of-benchmark allocation to “D”, “C” and “B” rated (r) bonds, most notably within the special tax, industrial revenue, transport and power sectors, contributed to performance. A longer duration (d) stance also benefited relative results as yields tightened during the reporting period.

Conversely, security selection within the health care sector, particularly within “non-rated” and “BBB” rated bonds, detracted from relative results. Additionally, the fund’s positioning along the yield curve (y), particularly a greater exposure to the longer end of the yield curve (represented by bonds with maturities of 20 years and beyond) held back relative results during the reporting period.

Respectfully,

Portfolio Manager(s)

Gary Lasman and Geoffrey Schechter

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 1/31/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 1/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	2/24/84	3.31%	5.68%	7.55%	N/A
B	9/07/93	2.68%	4.90%	6.73%	N/A
C	9/25/98	2.42%	4.66%	6.50%	N/A
I	6/01/11	3.44%	5.70%	N/A	6.06%
R6	6/02/17	3.40%	N/A	N/A	3.22%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		3.26%	3.57%	4.55%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(1.08)%	4.77%	7.08%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(1.29)%	4.57%	6.73%	N/A
C With CDSC (1% for 12 months) (v)		1.43%	4.66%	6.50%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Bloomberg Barclays Municipal Bond Index – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

August 1, 2018 through January 31, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2018 through January 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/18	Ending Account Value 1/31/19	Expenses Paid During Period (p) 8/01/18-1/31/19
A	Actual	0.66%	$1,000.00	$1,008.21	$3.34
	Hypothetical (h)	0.66%	$1,000.00	$1,021.88	$3.36
B	Actual	1.41%	$1,000.00	$1,004.45	$7.12
	Hypothetical (h)	1.41%	$1,000.00	$1,018.10	$7.17
C	Actual	1.66%	$1,000.00	$1,003.18	$8.38
	Hypothetical (h)	1.66%	$1,000.00	$1,016.84	$8.44
I	Actual	0.66%	$1,000.00	$1,009.41	$3.34
	Hypothetical (h)	0.66%	$1,000.00	$1,021.88	$3.36
R6	Actual	0.58%	$1,000.00	$1,008.59	$2.94
	Hypothetical (h)	0.58%	$1,000.00	$1,022.28	$2.96

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Expense ratios include 0.02% of investment related expenses from self-deposited inverse floaters (as described in Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

PORTFOLIO OF INVESTMENTS

1/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by jurisdiction.

Municipal Bonds - 99.7%

Issuer	Shares/Par	Value ($)
Alabama - 1.1%
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.5%, 6/01/2030	$1,630,000	$1,758,053
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.75%, 6/01/2035	1,685,000	1,819,446
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.75%, 6/01/2045	3,945,000	4,173,850
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 6%, 6/01/2050	2,565,000	2,744,832
Black Belt Energy Gas District, AL, Gas Prepay Rev., “A”, 4%, 12/01/2048 (Put Date 12/01/2023)	7,535,000	7,915,894
Huntsville - Redstone Village, AL, Special Care Facilities Financing Authority (Redstone Village Project), 5.5%, 1/01/2028 (a)(d)	1,485,000	1,206,815
Huntsville - Redstone Village, AL, Special Care Facilities Financing Authority (Redstone Village Project), 5.5%, 1/01/2043 (a)(d)	1,560,000	1,102,811
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2026	805,000	619,013
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2029	1,130,000	710,668
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2034	1,620,000	713,059
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2035	3,080,000	1,267,820
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/2021	1,380,000	1,467,782
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/2023	2,020,000	2,223,879
Lower, AL, Gas District Project Rev., “A”, 5%, 9/01/2046	3,970,000	4,629,377
Pell City, AL, Special Care Facilities, Financing Authority Rev. (Noland Health Services, Inc.), 5%, 12/01/2039	1,670,000	1,790,223
Selma, AL, Industrial Development Board Rev., Gulf Opportunity Zone (International Paper Co.), “A”, 6.25%, 11/01/2033	6,750,000	6,940,080
Selma, AL, Industrial Development Board Rev., Gulf Opportunity Zone (International Paper Co.), “A”, 5.375%, 12/01/2035	1,635,000	1,757,282
University of South Alabama, Facilities Rev., “A”, BAM, 5%, 4/01/2044	5,790,000	6,458,166
University of South Alabama, Facilities Rev., “A”, BAM, 5%, 4/01/2049	3,535,000	3,911,301

		$53,210,351

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Alaska - 0.1%
Alaska Industrial Development & Export Authority Power Rev. (Snettisham Hydroelectric Project), 5%, 1/01/2030	$875,000	$935,734
Alaska Industrial Development & Export Authority Power Rev. (Snettisham Hydroelectric Project), 5%, 1/01/2031	1,270,000	1,354,429
Koyukuk, AK, Tanana Chiefs Conference (Healthcare Facilities Project), 7.75%, 10/01/2041 (Prerefunded 10/01/2019)	3,315,000	3,444,053

		$5,734,216
Arizona - 2.2%
Arizona Industrial Development Authority (Inspirada and St. Rose Campus Projects), “A”, 5%, 7/15/2028	$1,580,000	$1,653,912
Arizona Industrial Development Authority (Inspirada and St. Rose Campus Projects), “A”, 5.75%, 7/15/2038	1,810,000	1,909,604
Arizona Industrial Development Authority (Inspirada and St. Rose Campus Projects), “A”, 5.75%, 7/15/2048	3,100,000	3,231,254
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “A”, 5%, 7/01/2038	340,000	376,812
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “A”, 5%, 7/01/2048	910,000	991,845
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “A”, 5%, 7/01/2052	1,140,000	1,238,040
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “B”, 5.5%, 7/01/2038	1,065,000	1,079,931
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “B”, 5.625%, 7/01/2048	2,050,000	2,074,005
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “B”, 5.75%, 7/01/2053	3,190,000	3,232,236
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “D”, 5%, 7/01/2037	450,000	460,211
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “D”, 5%, 7/01/2047	740,000	746,542
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “D”, 5%, 7/01/2051	1,970,000	1,973,940
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “G”, 5%, 7/01/2037	770,000	787,471
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “G”, 5%, 7/01/2047	770,000	776,807
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “G”, 5%, 7/01/2051	735,000	736,470
Florence, AZ, Industrial Development Authority Education Rev. (Legacy Traditional School Project - Queen Creek & Casa Grande Campuses), 6%, 7/01/2043	3,150,000	3,275,590

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Glendale, AZ, Industrial Development Authority Refunding Rev. (The Terraces of Phoenix Project), “A”, 4%, 7/01/2028	$300,000	$296,055
Glendale, AZ, Industrial Development Authority Refunding Rev. (The Terraces of Phoenix Project), “A”, 5%, 7/01/2033	250,000	259,725
Glendale, AZ, Industrial Development Authority Refunding Rev. (The Terraces of Phoenix Project), “A”, 5%, 7/01/2038	300,000	306,597
Glendale, AZ, Industrial Development Authority Refunding Rev. (The Terraces of Phoenix Project), “A”, 5%, 7/01/2048	610,000	616,228
La Paz County, AZ, Industrial Development Authority Education Facility Lease Rev. (Charter School Solutions-Harmony Public Schools Project), “A”, 5%, 2/15/2038	800,000	852,632
La Paz County, AZ, Industrial Development Authority Education Facility Lease Rev. (Charter School Solutions-Harmony Public Schools Project), “A”, 5%, 2/15/2048	435,000	456,585
Maricopa County, AZ, Pollution Control Rev. (El Paso Electric), “B”, 7.25%, 4/01/2040	1,790,000	1,804,875
Maricopa County, AZ, Pollution Control Rev. (Southern California Edison Co.), “A”, 5%, 6/01/2035	4,700,000	4,757,622
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2035	2,070,000	2,118,873
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2035	700,000	716,527
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2045	3,065,000	3,089,918
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2046	1,770,000	1,783,434
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Choice Academies, Inc. Project), 5.625%, 9/01/2042	2,205,000	2,252,407
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2034	6,355,000	6,617,144
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2036	815,000	849,874
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2041	660,000	681,879
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2044	3,970,000	4,077,627
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2046	1,235,000	1,272,458
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Legacy Traditional Schools Project), 6.5%, 7/01/2034	1,970,000	2,143,380
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2035	1,430,000	1,455,025

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Legacy Traditional Schools Project), 6.75%, 7/01/2044	$3,255,000	$3,539,487
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2045	1,570,000	1,580,189
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2046	3,935,000	3,968,762
Phoenix, AZ, Industrial Development Authority Rev. (Guam Facilities Foundation, Inc.), 5.125%, 2/01/2034	4,545,000	4,372,472
Phoenix, AZ, Industrial Development Authority Rev. (Guam Facilities Foundation, Inc.), 5.375%, 2/01/2041	4,380,000	4,141,728
Phoenix, AZ, Industrial Development Authority Student Housing Refunding Rev. (Downtown Phoenix Student Housing, LLC-Arizona State University Project), “A”, 5%, 7/01/2030	150,000	168,411
Phoenix, AZ, Industrial Development Authority Student Housing Refunding Rev. (Downtown Phoenix Student Housing, LLC-Arizona State University Project), “A”, 5%, 7/01/2031	375,000	418,159
Phoenix, AZ, Industrial Development Authority Student Housing Refunding Rev. (Downtown Phoenix Student Housing, LLC-Arizona State University Project), “A”, 5%, 7/01/2033	150,000	165,621
Phoenix, AZ, Industrial Development Authority Student Housing Refunding Rev. (Downtown Phoenix Student Housing, LLC-Arizona State University Project), “A”, 5%, 7/01/2037	500,000	541,310
Phoenix, AZ, Industrial Development Authority Student Housing Refunding Rev. (Downtown Phoenix Student Housing, LLC-Arizona State University Project), “A”, 5%, 7/01/2042	555,000	591,863
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 4.75%, 6/15/2037	3,740,000	3,628,286
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 5%, 6/15/2047	3,495,000	3,366,629
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 5%, 6/15/2052	3,960,000	3,745,170
Pima County, AZ, Industrial Development Authority Rev. (Tucson Electric Power Co.), “A”, 5.25%, 10/01/2040	4,755,000	4,958,847
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 12/01/2032	2,940,000	3,441,094
Tempe, AZ, Industrial Development Authority Rev. (Friendship Village), “A”, 6%, 12/01/2032	1,100,000	1,156,342
Tempe, AZ, Industrial Development Authority Rev. (Friendship Village), “A”, 6.25%, 12/01/2042	3,505,000	3,689,503

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Tempe, AZ, Industrial Development Authority Rev. (Friendship Village), “A”, 6.25%, 12/01/2046	$1,275,000	$1,340,726

		$105,768,134
Arkansas - 0.4%
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), 5%, 2/01/2038	$2,115,000	$2,364,845
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), “A”, 5%, 2/01/2035	365,000	398,069
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), “C”, 5%, 2/01/2033	540,000	593,233
Arkansas Development Finance Authority, Charter School Capital Improvement Rev. (LISA Academy Project), 4%, 7/01/2028	800,000	817,176
Arkansas Development Finance Authority, Charter School Capital Improvement Rev. (LISA Academy Project), 4.5%, 7/01/2033	1,620,000	1,647,151
Arkansas Development Finance Authority, Charter School Capital Improvement Rev. (LISA Academy Project), 4.5%, 7/01/2039	170,000	161,704
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AAC, 0%, 7/01/2046	6,455,000	1,969,937
Bentonville, AR, School District No. 6 Construction Refunding, “B”, 4%, 6/01/2047	5,750,000	5,881,790
Pulaski County, AR, Public Facilities Board, Healthcare Rev. (Baptist Health), 5%, 12/01/2039	4,510,000	4,895,650

		$18,729,555
California - 6.8%
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Episcopal Senior Communities), 6.125%, 7/01/2041	$4,000,000	$4,294,964
Acton-Agua Dulce, CA, Unified School District (Election of 2008), Capital Appreciation, AGM, 0%, 5/01/2039	7,550,000	3,183,608
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/2031	2,060,000	1,421,874
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/2032	2,095,000	1,383,370
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/2033	4,185,000	2,641,739
California Educational Facilities Authority Rev. (Stanford University), “U-7”, 5%, 6/01/2046	13,795,000	17,906,600
California Health Facilities Financing Authority Rev. (St. Joseph Health System), “A”, 5.75%, 7/01/2039	2,765,000	2,811,341
California M-S-R Energy Authority Gas Rev., “A”, 7%, 11/01/2034	1,135,000	1,607,455
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 11/01/2039	4,000,000	5,497,560

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Municipal Finance Authority Charter School Lease Rev. (Nova Academy Project), “A”, 5%, 6/15/2036	$1,100,000	$1,125,091
California Municipal Finance Authority Charter School Lease Rev. (Nova Academy Project), “A”, 5%, 6/15/2046	2,425,000	2,447,164
California Municipal Finance Authority Charter School Lease Rev. (The Palmdale Aerospace Academy Project), “A”, 3.875%, 7/01/2028	1,200,000	1,212,468
California Municipal Finance Authority Charter School Lease Rev. (The Palmdale Aerospace Academy Project), “A”, 5%, 7/01/2049	1,600,000	1,649,600
California Municipal Finance Authority Rev. (California Baptist University), “A”, 5%, 11/01/2046	4,500,000	4,787,550
California Municipal Finance Authority Rev. (Community Medical Centers), “A”, 5%, 2/01/2042	1,385,000	1,512,586
California Municipal Finance Authority Rev. (LINXS APM Project), “A”, 5%, 12/31/2043	955,000	1,041,733
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), 5%, 11/01/2035	475,000	507,666
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2036	1,370,000	1,471,640
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2041	1,265,000	1,339,066
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2047	210,000	221,590
California Municipal Finance Authority Rev. (Partnerships to Uplift Communities Project), “A”, 5%, 8/01/2032	1,585,000	1,600,644
California Municipal Finance Authority Rev. (University of La Verne), “A”, 6.25%, 6/01/2040 (Prerefunded 6/01/2020)	900,000	955,611
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (CalPlant I Project), 8%, 7/01/2039	11,405,000	12,164,231
California Pollution Control Financing Authority, Water Facilities Rev. (American Water Capital Corp. Project), 5.25%, 8/01/2040	3,500,000	3,688,090
California Pollution Control Financing Authority, Water Furnishing Rev. (Poseidon Resources Desalination Project), 5%, 11/21/2045	4,080,000	4,241,609
California Pollution Control Financing Authority, Water Furnishing Rev. (San Diego County Water Desalination Project Pipeline), 5%, 11/21/2045	2,935,000	2,969,926
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2033	215,000	235,674
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2037	435,000	469,830
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2047	435,000	464,145

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Public Works Board Lease Rev. (Various Capital Projects), “G-1”, 5.75%, 10/01/2030 (Prerefunded 10/01/2019)	$3,380,000	$3,474,370
California School Finance Authority, Charter School Rev. (Aspire Public Schools), 5%, 8/01/2036	865,000	921,147
California School Finance Authority, Charter School Rev. (Aspire Public Schools), 5%, 8/01/2041	675,000	710,100
California School Finance Authority, Charter School Rev. (Downtown Prep), 5%, 6/01/2046	1,325,000	1,340,304
California School Finance Authority, School Facility Rev. (Alliance For College-Ready Public Schools Projects), “A”, 4%, 7/01/2024	730,000	769,165
California School Finance Authority, School Facility Rev. (Alliance For College-Ready Public Schools Projects), “A”, 4%, 7/01/2025	760,000	801,724
California School Finance Authority, School Facility Rev. (Alliance For College-Ready Public Schools Projects), “A”, 5%, 7/01/2030	435,000	472,675
California School Finance Authority, School Facility Rev. (Alliance For College-Ready Public Schools Projects), “A”, 5%, 7/01/2045	1,150,000	1,201,175
California School Finance Authority, School Facility Rev. (Green Dot Public Schools California Projects), “A”, 5%, 8/01/2048	750,000	797,175
California School Finance Authority, School Facility Rev. (ICEF View Park Elementary and Middle Schools), “A”, 4.75%, 10/01/2024	405,000	417,041
California School Finance Authority, School Facility Rev. (ICEF View Park Elementary and Middle Schools), “A”, 5.625%, 10/01/2034	575,000	606,079
California School Finance Authority, School Facility Rev. (ICEF View Park Elementary and Middle Schools), “A”, 5.875%, 10/01/2044	545,000	570,119
California School Finance Authority, School Facility Rev. (ICEF View Park Elementary and Middle Schools), “A”, 6%, 10/01/2049	1,320,000	1,385,578
California School Finance Authority, School Facility Rev. (Kipp LA Projects), “A”, 4.125%, 7/01/2024	250,000	260,585
California School Finance Authority, School Facility Rev. (Kipp LA Projects), “A”, 5.125%, 7/01/2044	430,000	454,157
California Statewide Communities Development Authority Environmental Facilities Rev. (Microgy Holdings Project), 9%, 12/01/2038 (a)(d)	100,980	1
California Statewide Communities Development Authority Rev. (899 Charleston Project), “A”, 5.25%, 11/01/2044	760,000	790,453
California Statewide Communities Development Authority Rev. (899 Charleston Project), “A”, 5.375%, 11/01/2049	945,000	988,791
California Statewide Communities Development Authority Rev. (American Baptist Homes of the West), 6.25%, 10/01/2039	2,985,000	3,063,685

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5.125%, 11/01/2023	$540,000	$571,828
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5%, 11/01/2032	1,370,000	1,508,918
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 6.125%, 11/01/2033	1,600,000	1,808,048
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5%, 11/01/2041	2,045,000	2,202,301
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 6.375%, 11/01/2043	1,335,000	1,504,371
California Statewide Communities Development Authority Rev. (Enloe Medical Center), CALHF, 5%, 8/15/2038	2,500,000	2,814,800
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 7.5%, 6/01/2042 (Prerefunded 6/01/2019)	1,465,000	1,493,480
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.125%, 11/01/2023	420,000	451,156
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.625%, 11/01/2033	780,000	857,158
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.875%, 11/01/2043	1,315,000	1,441,253
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2034	3,400,000	3,668,158
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5%, 12/01/2041	3,000,000	3,142,110
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2044	8,255,000	8,733,212
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5%, 12/01/2046	11,360,000	11,839,960
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2056	11,040,000	11,621,477
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for The Aging - Fountainview at Gonda), “A”, CALHF, 5%, 8/01/2034	1,000,000	1,110,700
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for The Aging - Fountainview at Gonda), “A”, CALHF, 5%, 8/01/2044	2,400,000	2,655,384
California Statewide Communities Development Authority Rev. (Southern California Presbyterian Homes), 7%, 11/15/2029	1,400,000	1,447,222
California Statewide Communities Development Authority Rev. (Southern California Presbyterian Homes), 7.25%, 11/15/2041	560,000	579,914
California Statewide Communities Development Authority Rev. (The Terraces at San Joaquin Gardens), “A”, 5.625%, 10/01/2032	1,000,000	1,053,340

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Statewide Communities Development Authority Rev. (The Terraces at San Joaquin Gardens), “A”, 6%, 10/01/2042	$1,000,000	$1,062,130
California Statewide Communities Development Authority Rev. (University of California, Irvine East Campus Apartments), 5.375%, 5/15/2038	3,000,000	3,183,750
California Statewide Communities Development Authority, College Housing Rev. (NCCD-Hooper Street LLC College of the Arts Project), 5%, 7/01/2029	560,000	614,527
California Statewide Communities Development Authority, College Housing Rev. (NCCD-Hooper Street LLC College of the Arts Project), 5.25%, 7/01/2039	725,000	768,529
California Statewide Communities Development Authority, College Housing Rev. (NCCD-Hooper Street LLC College of the Arts Project), 5.25%, 7/01/2049	1,730,000	1,811,898
California Statewide Communities Development Authority, College Housing Rev. (NCCD-Hooper Street LLC College of the Arts Project), 5.25%, 7/01/2052	830,000	865,815
California Statewide Financing Authority, Tobacco Settlement, 5.625%, 5/01/2029	1,680,000	1,691,894
Chula Vista, CA, Industrial Development Rev. (San Diego Gas & Electric Co.), “E”, 5.875%, 1/01/2034	1,940,000	1,959,866
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/2030	4,785,000	3,409,935
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/2031	4,280,000	2,903,723
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/2032	3,010,000	1,948,343
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev. “A”, AGM, 5%, 6/01/2040	2,735,000	3,098,399
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, 3.5%, 6/01/2036	2,545,000	2,503,924
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, 5.25%, 6/01/2047	3,525,000	3,468,353
Hartnell, CA, Community College District (Monterey and San Benito Counties Election of 2002), General Obligation, Capital Appreciation, “D”, 0%, 8/01/2039 (Prerefunded 8/01/2019)	10,355,000	2,390,038
Hollister, CA (Community Development Project), BAM, 5%, 10/01/2029	1,480,000	1,692,528
Hollister, CA (Community Development Project), BAM, 5%, 10/01/2031	1,675,000	1,905,028
Inland Valley, CA, Development Successor Agency Tax Allocation, “A”, AGM, 5%, 9/01/2044	1,745,000	1,906,395

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
Irvine, CA, Special Tax Bonds, Community Facilities District No. 2013-3, 5%, 9/01/2039	$1,000,000	$1,062,850
Irvine, CA, Special Tax Bonds, Community Facilities District No. 2013-3, 5%, 9/01/2044	1,500,000	1,589,625
Jurupa, CA, Public Financing Authority, Special Tax Rev., “A”, 5%, 9/01/2042	1,535,000	1,703,144
La Verne, CA, Brethren Hillcrest Homes, COP, 5%, 5/15/2036	455,000	470,839
Lake Tahoe, CA, Unified School District (Election of 2008), Convertible Capital Appreciation, AGM, 0% to 8/01/2032, 6.375% to 8/01/2045	4,240,000	3,061,153
Long Beach, CA, Marina Rev. (Alamitos Bay Marina Project), 5%, 5/15/2035	450,000	494,393
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro, Inc. Project), “A”, CALHF, 5%, 11/15/2034	330,000	364,343
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro, Inc. Project), “A”, CALHF, 5%, 11/15/2044	555,000	608,940
Los Angeles County, CA, Rio Hondo Community College District, “C”, Convertible Capital Appreciation, 0% to 8/01/2024, 6.85% to 8/01/2042	10,000,000	10,584,300
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2034	660,000	763,891
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2036	775,000	890,235
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2037	970,000	1,109,195
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2044	3,395,000	3,815,437
Los Angeles, CA, Unified School District, “D”, 5%, 1/01/2034	525,000	531,683
Madera, CA, Irrigation Financing Authority Water Rev., 6.5%, 1/01/2040 (Prerefunded 1/01/2020)	5,970,000	6,235,426
Merced, CA, Union High School District, Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/2030	645,000	456,537
Morongo Band of Mission Indians California Rev., “B”, 5%, 10/01/2042 (n)	3,605,000	3,690,763
Mount San Antonio, CA, Community College District Rev. (Election of 2008), Convertible Capital Appreciation, “A”, 0% to 8/01/2028, 6.25% to 8/01/2043	7,025,000	5,954,952
Newport Mesa, CA, Unified School District (Election of 2005), Capital Appreciation, 0%, 8/01/2041 (Prerefunded 8/01/2021)	12,965,000	3,047,553
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/2027	2,070,000	1,672,063
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/2029	4,025,000	3,009,653

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/2030	$4,455,000	$3,178,375
Oceanside, CA, Unified School District, Capital Appreciation, ETM, ASSD GTY, 0%, 8/01/2024	380,000	340,659
Oceanside, CA, Unified School District, Capital Appreciation, Unrefunded Balance, ASSD GTY, 0%, 8/01/2024	2,730,000	2,431,447
Palomar Health, CA, Refunding Rev., 5%, 11/01/2042	10,000,000	10,624,800
Palomar Health, CA, Refunding Rev., AGM, 5%, 11/01/2047	20,000,000	22,546,400
Palomar Pomerado Health Care District, CA, COP, 6.75%, 11/01/2039 (Prerefunded 11/01/2019)	4,080,000	4,232,918
Pioneers Memorial Healthcare District, CA, Rev., 5%, 10/01/2032	1,765,000	1,866,911
Pioneers Memorial Healthcare District, CA, Rev., 5%, 10/01/2040	1,365,000	1,417,129
Pittsburg, CA, Redevelopment Successor Agency, Tax Allocation (Los Medanos Community Development Project), AGM, 5%, 8/01/2028	635,000	725,792
San Buenaventura, CA, Rev. (Community Memorial Health System), 7.5%, 12/01/2041	6,000,000	6,548,520
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5%, 5/01/2049	15,635,000	17,550,913
San Francisco, CA, City & County Redevelopment Successor Agency, Community Facilities District No. 6 (Mission Bay South Public Improvements), Capital Appreciation, “A”, 0%, 8/01/2043	8,725,000	2,292,232
San Francisco, CA, City & County Redevelopment Successor Agency, Tax Allocation (Mission Bay South Redevelopment Project), “A”, 5%, 8/01/2043	225,000	249,431
San Jose, CA, Airport Rev., “C”, 5%, 3/01/2030	885,000	998,829
Upland, CA, COP (San Antonio Community Hospital), 6.375%, 1/01/2032 (Prerefunded 1/01/2021)	600,000	653,742
West Contra Costa, CA, Unified School District (Election of 2005), Capital Appreciation, “C”, ASSD GTY, 0%, 8/01/2029	3,665,000	2,709,461
Whittier, CA, Union High School District, Capital Appreciation, 0%, 8/01/2034	2,270,000	871,635

		$331,924,783
Colorado - 2.4%
Arkansas River Power Authority, CO, Power Supply System Rev., “A”, 5%, 10/01/2043	$5,000,000	$5,318,700
Central Platte Valley, CO, General Obligation, 5%, 12/01/2043	1,250,000	1,305,962
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/2029	305,000	335,055
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/2039	560,000	592,626
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/2044	395,000	415,094

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Colorado Educational & Cultural Facilities Authority Rev. (Littleton Preparatory Charter School Project), 5%, 12/01/2033	$450,000	$454,176
Colorado Educational & Cultural Facilities Authority Rev. (Littleton Preparatory Charter School Project), 5%, 12/01/2042	1,120,000	1,085,056
Colorado Educational & Cultural Facilities Authority Rev. (Montessori Charter School Project), 5%, 7/15/2037	490,000	520,209
Colorado Educational & Cultural Facilities Authority Rev. (Peak to Peak Charter School Project), 5%, 8/15/2030	350,000	382,998
Colorado Educational & Cultural Facilities Authority Rev. (Peak to Peak Charter School Project), 5%, 8/15/2034	350,000	377,283
Colorado Educational & Cultural Facilities Authority Rev. (Science, Technology, Engineering and Math School Project), 5%, 11/01/2044	885,000	850,264
Colorado Educational & Cultural Facilities Authority Rev. (Science, Technology, Engineering and Math School Project), 5.125%, 11/01/2049	765,000	741,354
Colorado Educational & Cultural Facilities Authority Rev. (Stargate Charter School Project), “A”, 5%, 12/01/2038	1,665,000	1,860,771
Colorado Educational & Cultural Facilities Authority Rev. (Stargate Charter School Project), “A”, 4%, 12/01/2048	4,310,000	4,309,828
Colorado Educational & Cultural Facilities Authority Rev. (The Classical Academy Project), “A”, 5%, 12/01/2038	895,000	962,214
Colorado Educational & Cultural Facilities Authority Rev. (Union Colony School Project), 5%, 4/01/2038	295,000	330,140
Colorado Educational & Cultural Facilities Authority Rev. (Union Colony School Project), 5%, 4/01/2048	350,000	383,915
Colorado Educational & Cultural Facilities Authority Rev. (Union Colony School Project), 5%, 4/01/2053	365,000	396,824
Colorado Educational & Cultural Facilities Authority Rev. (University Lab School Project), 5%, 12/15/2035	2,000,000	2,082,340
Colorado Educational & Cultural Facilities Authority Rev. (University Lab School Project), 5%, 12/15/2045	2,675,000	2,749,900
Colorado Health Facilities Authority Rev. (American Baptist Homes), 8%, 8/01/2043	2,975,000	3,324,652
Colorado Health Facilities Authority Rev. (Christian Living Communities Project), 6.375%, 1/01/2041	1,620,000	1,727,325
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc.), “A”, 5%, 12/01/2021	105,000	112,828
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc.), “A”, 5%, 12/01/2033	4,295,000	4,568,763
Colorado Health Facilities Authority Rev. (Evangelical Lutheran Good Samaritan Society), 5.625%, 6/01/2043	825,000	895,100

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Colorado Health Facilities Authority Rev. (Total Longterm Care, Inc.), “A”, 6%, 11/15/2030 (Prerefunded 11/15/2020)	$700,000	$751,009
Colorado Health Facilities Authority Rev. (Total Longterm Care, Inc.), “A”, 6.25%, 11/15/2040 (Prerefunded 11/15/2020)	1,150,000	1,238,814
Colorado Health Facilities Authority Rev., Improvement Bonds (Frasier Meadows Retirement Community Project), “B”, 5%, 5/15/2039	1,685,000	1,749,923
Colorado Health Facilities Authority Rev., Improvement Bonds (Frasier Meadows Retirement Community Project), “B”, 5%, 5/15/2048	5,750,000	5,941,820
Colorado Health Facilities Hospital Authority Rev. (Adventist Health System/Sunbelt Obligated Group), “2014-E”, 5%, 11/15/2034	6,530,000	7,210,099
Colorado High Performance Transportation Enterprise Rev. (C-470 Express Lanes), 5%, 12/31/2056	2,890,000	3,059,354
Colorado Housing & Finance Authority Rev., “B-1”, GNMA, 4%, 11/01/2048	2,885,000	3,048,897
Colorado Housing & Finance Authority Rev., Single Family Mortgage Class I, “C”, 4.75%, 5/01/2049 (u)	8,790,000	9,641,927
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2034	8,490,000	8,575,409
Denver, CO, City & County Special Facilities Airport Refunding Rev. (United Airlines), 5%, 10/01/2032	5,355,000	5,638,387
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2035	1,070,000	1,178,979
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2036	675,000	737,370
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2040	1,800,000	1,931,274
Denver, CO, Health & Hospital Authority Rev. COP (550 Acoma, Inc.), 5%, 12/01/2048	2,670,000	2,885,015
Denver, CO, Health & Hospital Authority Rev., “A”, 5%, 12/01/2039	3,660,000	3,881,576
Denver, CO, Health & Hospital Authority Rev., “A”, 5.25%, 12/01/2045	795,000	850,038
E-470 Public Highway Authority Rev., CO, Capital Appreciation, “B”, NATL, 0%, 9/01/2027	12,305,000	8,008,709
Garfield & Mesa Counties, CO, Grand River Hospital District Rev., AGM, 5.25%, 12/01/2035	2,000,000	2,306,740
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.25%, 11/15/2028	6,860,000	8,537,819
Tallyn’s Reach, CO, Metropolitan District No. 3, 5%, 12/01/2033	403,000	420,144

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Tallyn’s Reach, CO, Metropolitan District No. 3, 5.125%, 11/01/2038	$824,000	$858,023

		$114,534,703
Connecticut - 0.7%
Connecticut Health & Educational Facilities Authority Rev. (Masonicare), “F”, 5%, 7/01/2043	$8,535,000	$8,860,867
Connecticut Housing Finance Authority Rev. (Housing Mortgage Finance Program), “D-1”, 4%, 11/15/2044	1,275,000	1,308,749
Hartford County, CT, Metropolitan District, “C”, AGM, 5%, 11/01/2029	3,325,000	3,886,260
Hartford County, CT, Metropolitan District, “C”, AGM, 5%, 11/01/2031	2,830,000	3,290,469
Mohegan Tribal Finance Authority, CT, Economic Development Bonds, 7%, 2/01/2045 (n)	12,430,000	12,632,236
Mohegan Tribe Indians, CT, Gaming Authority Rev., “C”, 4.75%, 2/01/2020 (n)	1,505,000	1,516,860
University of Connecticut, General Obligation, “A”, 5%, 4/15/2027	1,150,000	1,334,115
University of Connecticut, General Obligation, “A”, 5%, 1/15/2034	2,940,000	3,258,637

		$36,088,193
Delaware - 0.5%
Delaware Economic Development Authority Charter School Rev. (Aspira of Delaware Charter Operations, Inc. Project), “A”, 5%, 6/01/2036	$920,000	$918,868
Delaware Economic Development Authority Charter School Rev. (Aspira of Delaware Charter Operations, Inc. Project), “A”, 5%, 6/01/2046	1,635,000	1,578,216
Delaware Economic Development Authority Rev. (Delaware Military Academy, Inc. Project), 4.625%, 9/01/2034	915,000	939,156
Delaware Economic Development Authority Rev. (Delaware Military Academy, Inc. Project), 5%, 9/01/2044	1,030,000	1,072,312
Delaware Economic Development Authority Rev. (Delaware Military Academy, Inc. Project), 5%, 9/01/2049	1,210,000	1,243,384
Delaware Economic Development Authority Rev. (Newark Charter School, Inc.), 5%, 9/01/2042	1,420,000	1,461,904
Delaware Economic Development Authority Rev. (Newark Charter School, Inc.), “A”, 5%, 9/01/2036	285,000	307,125
Delaware Economic Development Authority Rev. (Newark Charter School, Inc.), “A”, 5%, 9/01/2046	620,000	654,763
Delaware Health Facilities Authority Rev., 5%, 6/01/2043	4,230,000	4,563,493

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Delaware - continued
Delaware Health Facilities Authority Rev., 5%, 6/01/2048	$2,115,000	$2,272,864
Delaware Health Facilities Authority Rev. (Beebe Medical Center Project), 5%, 6/01/2050	4,250,000	4,560,080
Kent County, DE, Student Housing and Dining Facility Rev. (CHF-Dover, LLC-Delaware State University Project), “A”, 5%, 7/01/2040	750,000	797,048
Kent County, DE, Student Housing and Dining Facility Rev. (CHF-Dover, LLC-Delaware State University Project), “A”, 5%, 7/01/2048	1,025,000	1,080,699
Kent County, DE, Student Housing and Dining Facility Rev. (CHF-Dover, LLC-Delaware State University Project), “A”, 5%, 7/01/2053	895,000	940,251
Kent County, DE, Student Housing and Dining Facility Rev. (CHF-Dover, LLC-Delaware State University Project), “A”, 5%, 7/01/2058	1,165,000	1,214,268

		$23,604,431
District of Columbia - 0.5%
District of Columbia Rev. (Friendship Public Charter School), “A”, 5%, 6/01/2036	$2,845,000	$3,076,469
District of Columbia Rev. (Friendship Public Charter School), “A”, 5%, 6/01/2046	755,000	801,999
District of Columbia Rev. (Kipp, D.C. Charter School), “A”, 6%, 7/01/2033 (Prerefunded 7/01/2023)	420,000	494,231
District of Columbia Rev. (Kipp, D.C. Charter School), “A”, 6%, 7/01/2043 (Prerefunded 7/01/2023)	1,095,000	1,288,530
District of Columbia Rev. (Methodist Home of the District of Columbia Issue), 4.5%, 1/01/2025	905,000	880,710
District of Columbia Rev. (Methodist Home of the District of Columbia Issue), “A”, 5.125%, 1/01/2035	1,175,000	1,113,113
District of Columbia Rev. (Methodist Home of the District of Columbia Issue), “A”, 5.25%, 1/01/2039	775,000	730,244
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2030	1,475,000	1,509,028
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2035	5,605,000	5,679,378
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2045	8,820,000	8,834,024
District of Columbia, Tobacco Settlement, 6.75%, 5/15/2040	885,000	915,665

		$25,323,391
Florida - 6.1%
Alachua County, FL, Health Facilities Authority Rev. (East Ridge Retirement Village, Inc.), 6%, 11/15/2034	$1,180,000	$1,050,648

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Alachua County, FL, Health Facilities Authority Rev. (East Ridge Retirement Village, Inc.), 6.25%, 11/15/2044	$2,955,000	$2,547,831
Alachua County, FL, Health Facilities Authority Rev. (East Ridge Retirement Village, Inc.), 6.375%, 11/15/2049	1,970,000	1,713,270
Alachua County, FL, Health Facilities Authority, Continuing Care Rev. (Oak Hammock at the University of Florida, Inc.), “A”, 8%, 10/01/2032	1,250,000	1,414,013
Alachua County, FL, Health Facilities Authority, Continuing Care Rev. (Oak Hammock at the University of Florida, Inc.), “A”, 8%, 10/01/2042	2,000,000	2,251,580
Alachua County, FL, Health Facilities Authority, Continuing Care Rev. (Oak Hammock at the University of Florida, Inc.), “A”, 8%, 10/01/2046	1,000,000	1,122,200
Arborwood Community Development District, FL, Capital Improvement Refunding Rev. (Subordinate Lien), “A-2”, 4.125%, 5/01/2023	755,000	749,889
Arborwood Community Development District, FL, Capital Improvement Refunding Rev. (Subordinate Lien), “A-2”, 4.625%, 5/01/2028	700,000	689,871
Arborwood Community Development District, FL, Capital Improvement Refunding Rev. (Subordinate Lien), “A-2”, 5%, 5/01/2036	970,000	946,933
Arborwood Community Development District, FL, Capital Improvement Rev., “A-1”, 6.9%, 5/01/2036	280,000	303,565
Arborwood Community Development District, FL, Capital Improvement Rev., “B”, 6.9%, 5/01/2025	240,000	263,494
Arborwood Community Development District, FL, Capital Improvement Rev., “B”, 6.9%, 5/01/2036	25,000	26,843
Baker, FL, Correctional Development Corp. (Baker County Detention Center), 8.5%, 2/01/2030 (Put Date 5/01/2020)	1,516,200	1,246,180
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 4.375%, 5/01/2030	690,000	729,151
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 4.5%, 5/01/2033	320,000	337,542
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 4.6%, 5/01/2034	1,355,000	1,434,403
Brevard County, FL, Industrial Development Rev. (TUFF Florida Tech LLC Project), 6.75%, 11/01/2039	4,720,000	4,805,290
Cape Coral, FL, Health Facilities Authority, Senior Housing Rev. (Gulf Care, Inc. Project), 5.875%, 7/01/2040	3,590,000	3,780,342
Capital Region Community Development District, FL, Capital Improvement Rev., “A-1”, 4.125%, 5/01/2023	400,000	397,672

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Capital Region Community Development District, FL, Capital Improvement Rev., “A-1”, 4.625%, 5/01/2028	$400,000	$394,944
Capital Region Community Development District, FL, Capital Improvement Rev., “A-1”, 5.125%, 5/01/2039	2,755,000	2,697,035
Century Gardens Village Community Development District, FL, Special Assessment, 5.1%, 5/01/2037	915,000	909,556
Collier County, FL, Educational Facilities Authority Rev. (Ave Maria University, Inc. Project), “A”, 6.125%, 6/01/2043	5,910,000	6,268,914
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “A”, 5.5%, 5/15/2025	300,000	288,879
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “A”, 6.25%, 5/15/2035	300,000	275,853
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “A”, 7.75%, 5/15/2035	1,055,000	1,029,522
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “A”, 8.125%, 5/15/2044	10,590,000	10,283,631
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “A”, 6.5%, 5/15/2049	805,000	715,629
Creekside Community Development District, FL, Special Assessment, 5.2%, 5/01/2038 (a)(d)	1,400,000	630,000
Cypress Bluff Community Development District, 3.75%, 5/01/2024	1,375,000	1,376,636
Cypress Bluff Community Development District, 4.125%, 5/01/2029	1,275,000	1,279,399
Cypress Bluff Community Development District, 4.9%, 5/01/2039	3,650,000	3,667,228
Cypress Bluff Community Development District, 5.1%, 5/01/2048	2,630,000	2,642,282
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2020	395,000	410,144
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2024	575,000	647,456
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2025	670,000	765,301
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2035	1,650,000	1,781,488
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2046	2,245,000	2,375,681
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 5.75%, 8/15/2029	1,000,000	1,051,740

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	$3,050,000	$3,215,889
Florida Capital Trust Agency, Education Facilities Rev. (The Florida Charter Educational Foundation, Inc. Project), “A”, 4.5%, 6/15/2028	1,180,000	1,174,596
Florida Capital Trust Agency, Education Facilities Rev. (The Florida Charter Educational Foundation, Inc. Project), “A”, 5.375%, 6/15/2038	1,005,000	990,076
Florida Capital Trust Agency, Education Facilities Rev. (The Florida Charter Educational Foundation, Inc. Project), “A”, 5.375%, 6/15/2048	1,700,000	1,645,056
Florida Capital Trust Agency, Education Facilities Rev. (Viera Charter Schools, Inc. Project), “A”, 5%, 10/15/2037	510,000	508,123
Florida Capital Trust Agency, Education Facilities Rev. (Viera Charter Schools, Inc. Project), “A”, 5%, 10/15/2047	1,180,000	1,144,930
Florida Capital Trust Agency, Education Facilities Rev. (Viera Charter Schools, Inc. Project), “A”, 5%, 10/15/2052	1,295,000	1,234,174
Florida Development Finance Corp. Educational Facilities Rev. (Bay Area Charter Foundation LLC), “A”, 7.75%, 6/15/2042	3,480,000	3,686,816
Florida Development Finance Corp. Educational Facilities Rev. (Florida Charter Educational Foundation Project), “A”, 6.25%, 6/15/2036	1,155,000	1,216,053
Florida Development Finance Corp. Educational Facilities Rev. (Florida Charter Educational Foundation Project, Inc.), “A”, 6.375%, 6/15/2046	1,980,000	2,083,594
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6%, 9/15/2030	2,575,000	2,666,438
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6%, 6/15/2032	1,950,000	2,010,157
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6%, 9/15/2040	7,490,000	7,702,566
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 7.625%, 6/15/2041	13,110,000	14,069,783
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6.125%, 6/15/2043	4,070,000	4,148,266
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6.125%, 6/15/2044	5,000,000	5,220,800
Florida Development Finance Corp. Educational Facilities Rev. (Southwest Charter Foundation, Inc. Project), “A”, 6%, 6/15/2037	1,510,000	1,520,721
Florida Development Finance Corp. Educational Facilities Rev. (Southwest Charter Foundation, Inc. Project), “A”, 6.125%, 6/15/2047	4,445,000	4,435,665

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Florida Higher Educational Facilities Financing Authority Rev. (Jacksonville University Project), “A”, 4.5%, 6/01/2033	$2,220,000	$2,258,828
Florida Higher Educational Facilities Financing Authority Rev. (Jacksonville University Project), “A”, 4.75%, 6/01/2038	2,070,000	2,115,271
Florida Higher Educational Facilities Financing Authority Rev. (Jacksonville University Project), “A”, 5%, 6/01/2048	3,195,000	3,298,135
Florida Housing Finance Corp, Homeowner Mortgage Rev. “1”, 4%, 7/01/2049 (u)	4,890,000	5,192,887
Florida Mid-Bay Bridge Authority Rev., “A”, 5%, 10/01/2035	5,000,000	5,463,950
Jacksonville, FL, Educational Facilities Rev. (Jacksonville University Project), “B”, 5%, 6/01/2053	2,345,000	2,402,804
Jacksonville, FL, Electric Authority Systems Rev., “B”, 5%, 10/01/2032	3,325,000	3,765,795
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.25%, 5/01/2025	690,000	694,333
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.875%, 5/01/2035	1,355,000	1,357,425
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.875%, 5/01/2045	2,450,000	2,387,843
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood National and Polo Run Projects), 5.375%, 5/01/2047	2,825,000	2,907,151
Lee County, FL, Industrial Development Authority Healthcare Facilities Rev. (Shell Point Alliance), “B”, 6.5%, 11/15/2031	1,600,000	1,754,512
Legends Bay Community Development District, FL, “A”, 5.875%, 5/01/2038	1,650,000	1,650,297
Live Oak Lake Community Development District, FL, Capital Improvement Rev., 4.5%, 5/01/2036	4,680,000	4,447,778
Live Oak Lake Community Development District, FL, Capital Improvement Rev., 4.625%, 5/01/2047	2,720,000	2,523,725
Marshall Creek, FL, Community Development District Rev. (St. John’s County), “A”, 5%, 5/01/2032	1,560,000	1,559,875
Miami Beach, FL, Health Facilities Authority Hospital Rev. (Mount Sinai Medical Center of Florida), 5%, 11/15/2039	1,000,000	1,057,970
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Miami Children’s Hospital), 6%, 8/01/2046 (Prerefunded 8/01/2021)	7,250,000	7,992,400
Miami-Dade County, FL, Industrial Development Authority Rev. (Doral Academy Project), 5%, 1/15/2032	1,000,000	1,069,140
Miami-Dade County, FL, Industrial Development Authority Rev. (Doral Academy Project), 5%, 1/15/2037	1,215,000	1,277,585
Miami-Dade County, FL, Industrial Development Authority Rev. (Doral Academy Project), 5%, 1/15/2048	3,255,000	3,371,269

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Miami-Dade County, FL, Industrial Development Authority Rev. (Pinecrest Academy Project), 5%, 9/15/2024	$345,000	$369,944
Miami-Dade County, FL, Industrial Development Authority Rev. (Pinecrest Academy Project), 5.25%, 9/15/2044	2,895,000	3,027,794
Miami-Dade County, FL, Rickenbacker Causeway Rev., 5%, 10/01/2043	2,000,000	2,170,880
Mid-Bay Bridge Authority Rev., FL, Springing Lien, “A”, 7.25%, 10/01/2034 (Prerefunded 10/01/2021)	300,000	341,991
Mid-Bay Bridge Authority Rev., FL, Springing Lien, “A”, 7.25%, 10/01/2040 (Prerefunded 10/01/2021)	8,365,000	9,535,849
Midtown Miami, FL, Community Development District Special Assessment (Infrastructure Project), “B”, 5%, 5/01/2029	1,210,000	1,261,026
Midtown Miami, FL, Community Development District Special Assessment (Infrastructure Project), “B”, 5%, 5/01/2037	740,000	764,191
Midtown Miami, FL, Community Development District Special Assessment (Parking Garage Project), “A”, 5%, 5/01/2037	1,055,000	1,089,488
Miromar Lakes, FL, Community Development District, Capital Improvement Rev., 4.875%, 5/01/2022	425,000	438,005
Miromar Lakes, FL, Community Development District, Capital Improvement Rev., 5.375%, 5/01/2032	940,000	956,243
Naturewalk Community Development District, FL, Capital Improvement Rev., “B”, 2.65%, 5/01/2019 (d)(q)	1,575,000	1,244,250
North Broward, FL, Hospital District Rev. (Broward Health), “B”, 5%, 1/01/2042	7,340,000	7,789,208
Orlando, FL, Senior Tourist Development Tax Refunding Rev. (6th Cent Contract Payments), “A”, AGM, 5%, 11/01/2034	405,000	460,850
OTC Community Development District, FL, Special Assessment, “A”, 5.3%, 5/01/2038	3,910,000	3,803,961
Palm Beach County, FL, Health Facilities Authority Hospital Rev. (BRRH Corp. Obligated Group), 5%, 12/01/2031	1,000,000	1,091,590
Palm Beach County, FL, Health Facilities Rev. (Sinai Residences of Boca Raton Project), 7.5%, 6/01/2049	2,030,000	2,280,522
Palm River, FL, Community Development District, Special Assessment Rev., “A”, 5.375%, 5/01/2036 (a)(d)	895,000	447,500
Palm River, FL, Community Development District, Special Assessment Rev., “B”, 5.15%, 5/01/2019 (a)(d)	1,000,000	500,000
Pasco County, FL, Bexley Community Development District, Special Assessment Rev., 3.5%, 5/01/2021	315,000	314,172
Pasco County, FL, Bexley Community Development District, Special Assessment Rev., 4.1%, 5/01/2026	500,000	498,115
Pasco County, FL, Bexley Community Development District, Special Assessment Rev., 4.7%, 5/01/2036	1,370,000	1,360,314

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Pasco County, FL, Bexley Community Development District, Special Assessment Rev., 4.875%, 5/01/2047	$2,530,000	$2,486,003
Pasco County, FL, Concord Station Community Development District, “A-1”, 3.5%, 5/01/2032	1,435,000	1,438,602
Pasco County, FL, Concord Station Community Development District, “A-1”, 3.625%, 5/01/2035	865,000	864,438
Pasco County, FL, Concord Station Community Development District, “A-1”, 3.75%, 5/01/2046	1,000,000	965,150
Pasco County, FL, Del Webb Bexley Community Development District, Special Assessment Rev., 5.3%, 5/01/2039	990,000	993,128
Pasco County, FL, Del Webb Bexley Community Development District, Special Assessment Rev., 5.4%, 5/01/2049	1,270,000	1,274,001
Pasco County, FL, Estancia At Wiregrass Community Development District, Capital Improvement, 5.25%, 11/01/2035	450,000	461,030
Pasco County, FL, Estancia At Wiregrass Community Development District, Capital Improvement, 7%, 11/01/2045	1,995,000	2,333,591
Pasco County, FL, Estancia At Wiregrass Community Development District, Capital Improvement, 5.375%, 11/01/2046	390,000	398,962
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/2041	5,330,000	5,606,947
Sarasota County, FL, Health Facility Authority Retirement Facility Improvement Rev. (Village on the Isle Project), “A”, 5%, 1/01/2047	1,020,000	1,043,358
Sarasota County, FL, Health Facility Authority Retirement Facility Improvement Rev. (Village on the Isle Project), “A”, 5%, 1/01/2052	1,875,000	1,911,712
Seminole County, FL, Industrial Development Authority Rev. (Choices in Learning, Inc.), “A”, 7.375%, 11/15/2041	3,900,000	4,121,637
South Lake County, FL, Hospital District Rev. (South Lake Hospital), “A”, 6%, 4/01/2029	1,155,000	1,161,041
South Lake County, FL, Hospital District Rev. (South Lake Hospital), “A”, 6.25%, 4/01/2039	1,715,000	1,724,364
St. John’s County, FL, Industrial Development Authority Rev. (Bayview Project), “A”, 5.2%, 10/01/2027	1,475,000	1,355,835
St. John’s County, FL, Industrial Development Authority Rev. (Bayview Project), “A”, 5.25%, 10/01/2041	2,800,000	2,265,928
St. John’s County, FL, Industrial Development Authority Rev. (Presbyterian Retirement), “A”, 6%, 8/01/2045 (Prerefunded 8/01/2020)	7,715,000	8,187,467
Sterling Hill Community Development District, FL, Capital Improvement Rev., “B”, 5.5%, 11/01/2019 (d)	498,884	319,286
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/2026	155,000	173,628

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/2029	$145,000	$159,881
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5.125%, 7/01/2034	315,000	341,142
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5.25%, 7/01/2044	935,000	1,002,077
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc.), “A”, 5%, 12/01/2040	5,935,000	6,373,181
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc.), “A”, 5%, 12/01/2044	2,695,000	2,872,061
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc.), “A”, 5%, 12/01/2055	3,500,000	3,711,330
Tampa, FL (University of Tampa Project), 5%, 4/01/2040	965,000	1,064,192
Trout Creek Community Development District, FL, Capital Improvement Rev., 5.5%, 5/01/2035	2,280,000	2,308,591
Trout Creek Community Development District, FL, Capital Improvement Rev., 5.625%, 5/01/2045	4,115,000	4,147,961
Tuscany Reserve Community Development District, FL, Special Assessment, “B”, 5.25%, 5/01/2021	240,000	240,079
University of South Florida Financing Corp, Refunding Certificates of Participation, “A”, 5%, 7/01/2031	5,420,000	6,190,019
Villa Portofino East Community Development District, FL, Special Assessment, 5.2%, 5/01/2037	1,680,000	1,588,978
Wiregrass Community Development District, FL, Capital Improvement Rev., 5.375%, 5/01/2035	455,000	471,412
Wiregrass Community Development District, FL, Capital Improvement Rev., 4.875%, 5/01/2036	915,000	915,210
Wiregrass Community Development District, FL, Capital Improvement Rev., 5.625%, 5/01/2045	1,000,000	1,035,780
Wiregrass Community Development District, FL, Capital Improvement Rev., 5%, 5/01/2047	1,695,000	1,664,659

		$295,443,265
Georgia - 0.7%
Americus and Sumter County, GA, Hospital Authority Rev. (Magnolia Manor Obligated Group), “A”, 6.25%, 5/15/2033	$1,060,000	$1,136,097
Americus and Sumter County, GA, Hospital Authority Rev. (Magnolia Manor Obligated Group), “A”, 6.375%, 5/15/2043	1,060,000	1,135,239
Atlanta, GA, Water & Wastewater Rev., “A”, 6%, 11/01/2022 (Prerefunded 11/01/2019)	2,895,000	2,987,814

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Georgia - continued
Clayton County, GA, Development Authority Special Facilities Rev. (Delta Airlines, Inc.), “A”, 8.75%, 6/01/2029	$4,070,000	$4,407,077
Cobb County, GA, Development Authority, Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2030	580,000	632,612
Cobb County, GA, Development Authority, Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2033	1,025,000	1,100,789
Cobb County, GA, Development Authority, Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2038	1,100,000	1,154,934
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc. Project), 6.125%, 9/01/2040 (Prerefunded 9/01/2020)	7,170,000	7,641,212
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “A-1”, 4%, 6/01/2044	670,000	692,257
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.5%, 9/15/2028	2,245,000	2,754,862
Hall County and Gainesville, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc.), “A”, 5.5%, 8/15/2054	3,465,000	3,931,424
Marietta, GA, Development Facilities Authority Rev. (Life University, Inc. Project), “A”, 5%, 11/01/2037	2,880,000	3,010,464
Marietta, GA, Development Facilities Authority Rev. (Life University, Inc. Project), “A”, 5%, 11/01/2047	1,960,000	2,030,050
Private Colleges & Universities, GA, Authority Rev. (Mercer University Project), “C”, 5.25%, 10/01/2027	920,000	991,834

		$33,606,665
Guam - 0.7%
Guam Education Financing Foundation, COP (Guam Public School Facilities Project), “B”, 5%, 10/01/2026	$12,905,000	$12,941,392
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/2036	970,000	1,012,147
Guam Government Department of Education (John F. Kennedy High School), “A”, COP, 6.625%, 12/01/2030	4,245,000	4,341,956
Guam Government Department of Education (John F. Kennedy High School), “A”, COP, 6.875%, 12/01/2040	10,975,000	11,264,740
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	1,115,000	1,161,217
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	355,000	380,375
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	1,620,000	1,702,490

		$32,804,317

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Hawaii - 0.4%
Hawaii Department of Budget & Finance, Special Purpose Rev. (15 Craigside Project), “A”, 8.75%, 11/15/2029 (Prerefunded 11/15/2019)	$830,000	$874,272
Hawaii Department of Budget & Finance, Special Purpose Rev. (15 Craigside Project), “A”, 9%, 11/15/2044 (Prerefunded 11/15/2019)	1,190,000	1,255,569
Hawaii Department of Budget & Finance, Special Purpose Rev. (Chaminade University), 5%, 1/01/2030	2,015,000	2,024,108
Hawaii Department of Budget & Finance, Special Purpose Rev. (Chaminade University), 5%, 1/01/2035	1,125,000	1,104,379
Hawaii Department of Budget & Finance, Special Purpose Rev. (Chaminade University), 5%, 1/01/2045	1,140,000	1,069,172
Hawaii Department of Budget & Finance, Special Purpose Rev. (Hawaiian Electric Co. & Subsidiary), 6.5%, 7/01/2039	10,580,000	10,768,324

		$17,095,824
Idaho - 0.1%
Idaho Health Facilities Authority Rev. (Madison Memorial Hospital Project), 5%, 9/01/2037	$830,000	$878,746
Idaho Health Facilities Authority Rev. (St. Luke’s Health System Project), “A”, 4%, 3/01/2038	3,880,000	3,889,118
Idaho Housing and Finance Association Nonprofit Facilities Rev. (Compass Public Charter School, Inc. Project), “A”, 4.625%, 7/01/2029	185,000	184,162
Idaho Housing and Finance Association Nonprofit Facilities Rev. (Compass Public Charter School, Inc. Project), “A”, 6%, 7/01/2039	1,100,000	1,160,566
Idaho Housing and Finance Association Nonprofit Facilities Rev. (Compass Public Charter School, Inc. Project), “A”, 6%, 7/01/2054	565,000	585,922
Idaho Housing and Finance Association Nonprofit Facilities Rev. (Compass Public Charter School, Inc. Project), “A”, 6%, 7/01/2049	515,000	537,917

		$7,236,431
Illinois - 10.7%
Burbank, IL, Educational Facility Rev. (Intercultural Montessori Language School Project), “A”, 6%, 9/01/2035	$2,170,000	$2,245,993
Burbank, IL, Educational Facility Rev. (Intercultural Montessori Language School Project), “A”, 6.25%, 9/01/2045	3,565,000	3,696,762
Chicago, IL, “A”, 5%, 1/01/2026	1,000,000	1,048,670
Chicago, IL, “A”, 5.25%, 1/01/2028	2,095,000	2,210,581
Chicago, IL, “A”, 5.25%, 1/01/2028	5,245,000	5,575,435

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, “A”, 5.25%, 1/01/2033	$5,230,000	$5,449,869
Chicago, IL, “A”, 5%, 1/01/2034	5,405,000	5,565,799
Chicago, IL, “A”, 5%, 1/01/2036	1,920,000	1,968,576
Chicago, IL, “A”, 5.5%, 1/01/2039	2,380,000	2,507,211
Chicago, IL, “A”, 5%, 1/01/2040	7,775,000	7,850,651
Chicago, IL, “A”, AAC, 5%, 1/01/2024	1,365,000	1,366,911
Chicago, IL, “A”, AGM, 5%, 1/01/2027	280,000	282,187
Chicago, IL, “A”, AGM, 5%, 1/01/2028 (Prerefunded 1/01/2020)	15,070,000	15,462,272
Chicago, IL, “A”, AGM, 4.75%, 1/01/2030	355,000	356,427
Chicago, IL, “A”, AGM, 4.625%, 1/01/2031	655,000	657,378
Chicago, IL, “A”, AGM, 5%, 1/01/2037	4,740,000	4,775,740
Chicago, IL, “A”, Capital Appreciation, NATL, 0%, 1/01/2027	2,610,000	1,950,062
Chicago, IL, “B”, 5.25%, 1/01/2029	3,150,000	3,338,244
Chicago, IL, “C”, 5%, 1/01/2026	1,960,000	2,101,669
Chicago, IL, “C”, NATL, 5%, 1/01/2028	275,000	275,839
Chicago, IL, “C”, NATL, 5%, 1/01/2029	5,205,000	5,220,563
Chicago, IL, “D”, 5.5%, 1/01/2033	1,630,000	1,733,652
Chicago, IL, Board of Education, 5%, 12/01/2042	12,000,000	12,028,080
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2022	1,810,000	1,598,809
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2023	1,540,000	1,305,704
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2028	12,640,000	8,606,829
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2029	4,250,000	2,750,600
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2030	1,730,000	1,064,400
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2019	1,105,000	1,079,850
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2022	835,000	737,572
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2023	1,020,000	864,817
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2026	4,335,000	3,233,910
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2028	5,515,000	3,740,825
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2033	380,000	409,499
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2042	2,015,000	2,140,998

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2046	$1,780,000	$1,886,230
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 6%, 4/01/2046	19,865,000	22,606,171
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “C”, AGM, 5%, 12/01/2030	3,910,000	4,432,141
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “C”, AGM, 5%, 12/01/2031	7,500,000	8,441,400
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “C”, AGM, 5%, 12/01/2032	6,425,000	7,191,760
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, 5%, 12/01/2034	1,250,000	1,298,100
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, 5%, 12/01/2035	1,500,000	1,551,705
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, 7%, 12/01/2046	7,105,000	8,358,038
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AAC, 5.5%, 12/01/2019	450,000	459,302
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2029	1,230,000	1,398,879
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2030	800,000	903,976
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2031	800,000	897,584
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2032	800,000	891,952
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2033	715,000	794,680
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2034	715,000	790,919
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2035	515,000	567,473
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “G”, 5%, 12/01/2034	5,735,000	5,928,900
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “H”, 5%, 12/01/2036	8,650,000	8,879,138
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “H”, 5%, 12/01/2046	10,610,000	10,654,350
Chicago, IL, City Colleges of Chicago Capital Improvement Project, Capital Appreciation, NATL, 0%, 1/01/2027	3,180,000	2,375,937
Chicago, IL, General Obligation, “A”, 6%, 1/01/2038	10,525,000	11,750,636
Chicago, IL, O’Hare International Airport Rev., Special Facilities, 5%, 7/01/2033	740,000	832,093

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, O’Hare International Airport Rev., Special Facilities, 5%, 7/01/2038	$2,065,000	$2,273,152
Chicago, IL, O’Hare International Airport Rev., Special Facilities, 5%, 7/01/2048	6,550,000	7,112,645
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.25%, 1/01/2032	675,000	742,635
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.25%, 1/01/2033	335,000	367,910
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.5%, 1/01/2043	1,350,000	1,485,594
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “A”, 5%, 1/01/2048	4,695,000	5,123,982
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “A”, 5%, 1/01/2053	2,610,000	2,821,697
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “B”, 5%, 1/01/2030	4,970,000	5,572,960
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, Unrefunded Balance, 5.625%, 1/01/2035	1,055,000	1,117,456
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 12/01/2031	540,000	572,800
Cook County, IL, 5%, 11/15/2034	835,000	914,859
Cook County, IL, 5%, 11/15/2035	3,030,000	3,311,184
Cook County, IL, Community College District No. 508 (City Colleges), BAM, 5%, 12/01/2047	7,945,000	8,536,585
Du Page County, IL, Special Service Area No. 31 Special Tax (Monarch Landing Project), 5.625%, 3/01/2036	855,000	856,513
Illinois Finance Authority Charter School Rev. (Uno Charter School Network, Inc.), “A”, 7.125%, 10/01/2041	2,000,000	2,091,720
Illinois Finance Authority Educational Facility Rev. (Rogers Park Montessori School Project), 6%, 2/01/2034	700,000	732,151
Illinois Finance Authority Educational Facility Rev. (Rogers Park Montessori School Project), 6.125%, 2/01/2045	1,800,000	1,864,350
Illinois Finance Authority Rev. (Christian Homes, Inc.), 6.125%, 5/15/2027 (Prerefunded 5/15/2020)	1,470,000	1,549,689
Illinois Finance Authority Rev. (Christian Homes, Inc.), 6.125%, 5/15/2027	2,680,000	2,772,969
Illinois Finance Authority Rev. (Christian Homes, Inc.), 5%, 5/15/2036	760,000	785,224
Illinois Finance Authority Rev. (Christian Homes, Inc.), 5%, 5/15/2040	1,690,000	1,731,304
Illinois Finance Authority Rev. (Edward-Elmhurst Healthcare), “A”, 5%, 1/01/2034	2,000,000	2,217,280

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Finance Authority Rev. (Edward-Elmhurst Healthcare), “A”, 5%, 1/01/2035	$2,000,000	$2,207,080
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 4.75%, 5/15/2033	2,745,000	2,763,831
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 5.125%, 5/15/2043	3,410,000	3,481,269
Illinois Finance Authority Rev. (Lutheran Home & Services), 5.5%, 5/15/2027	680,000	708,050
Illinois Finance Authority Rev. (Lutheran Home & Services), 5.5%, 5/15/2030	6,200,000	6,409,622
Illinois Finance Authority Rev. (Lutheran Home & Services), 5.625%, 5/15/2042	6,505,000	6,630,026
Illinois Finance Authority Rev. (Mercy Health Corp.), 5%, 12/01/2040	3,020,000	3,227,746
Illinois Finance Authority Rev. (OSF Healthcare), “A”, 7%, 11/15/2029 (Prerefunded 5/15/2019)	3,025,000	3,069,468
Illinois Finance Authority Rev. (OSF Healthcare), “A”, 7.125%, 11/15/2037 (Prerefunded 5/15/2019)	2,555,000	2,593,427
Illinois Finance Authority Rev. (Presbyterian Homes Obligated Group), “B”, FLR, 3.114% (70% of LIBOR - 1mo. + 1.35%), 5/01/2036 (Put Date 5/01/2021)	1,070,000	1,073,456
Illinois Finance Authority Rev. (Presence Health Network), “A”, 7.75%, 8/15/2034 (Prerefunded 8/15/2019)	3,830,000	3,950,798
Illinois Finance Authority Rev. (Presence Health Network), “C”, 5%, 2/15/2036	2,625,000	2,957,246
Illinois Finance Authority Rev. (Presence Health Network), “C”, 4%, 2/15/2041	9,860,000	9,947,655
Illinois Finance Authority Rev. (Presence Health Network), “C”, 5%, 2/15/2041	5,515,000	6,105,987
Illinois Finance Authority Rev. (Provena Health), “A”, 6%, 5/01/2028 (Prerefunded 5/01/2020)	4,125,000	4,338,221
Illinois Finance Authority Rev. (Rehabilitation Institute of Chicago), “A”, 6%, 7/01/2043	1,305,000	1,429,902
Illinois Finance Authority Rev. (Resurrection Health Care Corp.), 6.125%, 5/15/2025 (Prerefunded 5/15/2019)	2,455,000	2,485,467
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 4/01/2029 (Prerefunded 10/01/2019)	6,045,000	6,223,328
Illinois Finance Authority Rev. (Rosalind Franklin University), “A”, 5%, 8/01/2042	640,000	684,269
Illinois Finance Authority Rev. (Rosalind Franklin University), “A”, 5%, 8/01/2047	940,000	1,000,846
Illinois Finance Authority Rev. (Rosalind Franklin University, Research Building Project), “C”, 5%, 8/01/2046	755,000	804,430

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Finance Authority Rev. (Rosalind Franklin University, Research Building Project), “C”, 5%, 8/01/2049	$970,000	$1,030,635
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 6.875%, 8/15/2038 (Prerefunded 8/15/2019)	1,500,000	1,540,740
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	2,545,000	2,615,242
Illinois Finance Authority Rev. (Southern Illinois Healthcare Enterprises, Inc.), “C”, 5%, 3/01/2034	115,000	128,066
Illinois Finance Authority Rev. (Friendship Village of Schaumburg), 5%, 2/15/2037	12,490,000	11,512,657
Illinois Finance Authority Rev. (Friendship Village of Schaumburg), ETM, 7.25%, 2/15/2045 (Prerefunded 2/15/2020)	3,600,000	3,799,404
Illinois Finance Authority Student Housing and Academic Facility Rev. (CHF-Chicago, LLC-University of Illinois at Chicago Project), “A”, 5%, 2/15/2037	415,000	448,789
Illinois Finance Authority Student Housing and Academic Facility Rev. (CHF-Chicago, LLC-University of Illinois at Chicago Project), “A”, 5%, 2/15/2047	825,000	875,548
Illinois Finance Authority Student Housing and Academic Facility Rev. (CHF-Chicago, LLC-University of Illinois at Chicago Project), “A”, 5%, 2/15/2050	415,000	439,506
Illinois Finance Authority Student Housing Rev. (Illinois State University), 6.75%, 4/01/2031 (Prerefunded 4/01/2021)	1,875,000	2,069,288
Illinois Finance Authority Student Housing Rev. (Northern Illinois University Project), 6.625%, 10/01/2031	5,785,000	6,153,447
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	14,375,000	15,750,256
Illinois Sports Facilities Authority, AAC, 5.5%, 6/15/2030	1,600,000	1,603,776
Illinois Sports Facilities Authority, State Tax Supported Refunding Rev., AGM, 5%, 6/15/2027	2,325,000	2,563,406
Illinois Toll Highway Authority Rev., “C”, 5%, 1/01/2037	7,500,000	8,388,225
Lincolnshire, IL, Special Service Area No. 1 (Sedgebrook Project), 6.25%, 3/01/2034	2,569,000	2,573,239
Metropolitan Pier & Exposition Authority Refunding Bonds (McCormick Place Expansion Project), “B-1”, Capital Appreciation, AGM, 0%, 6/15/2046	15,000,000	4,321,350
Metropolitan Pier & Exposition Authority Refunding Bonds (McCormick Place Expansion Project), “B-1”, Capital Appreciation, AGM, 0%, 6/15/2047	29,475,000	8,069,076
Metropolitan Pier & Exposition Authority Refunding Bonds (McCormick Place Expansion Project), “A”, Capital Appreciation, AGM, 0%, 6/15/2026	3,390,000	2,618,063

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Romeoville, IL, Rev. (Lewis University Project), “A”, 5%, 10/01/2042	$1,450,000	$1,513,090
Romeoville, IL, Rev. (Lewis University Project), “B”, 5%, 10/01/2039	1,500,000	1,573,575
Romeoville, IL, Rev. (Lewis University Project), “B”, 4.125%, 10/01/2041	1,130,000	1,082,529
Romeoville, IL, Rev. (Lewis University Project), “B”, 4.125%, 10/01/2046	1,120,000	1,055,555
State of Illinois, 5%, 6/01/2020	5,595,000	5,775,271
State of Illinois, 5%, 11/01/2027	20,135,000	21,838,824
State of Illinois, 5%, 1/01/2028	550,000	566,616
State of Illinois, 5%, 5/01/2028	4,130,000	4,337,243
State of Illinois, 5.25%, 7/01/2028	3,260,000	3,432,519
State of Illinois, 5%, 11/01/2028	2,595,000	2,782,229
State of Illinois, 5%, 2/01/2029	2,820,000	3,009,278
State of Illinois, 4.125%, 11/01/2031	2,195,000	2,119,843
State of Illinois, 4.5%, 11/01/2039	2,420,000	2,346,795
State of Illinois, AGM, 5%, 2/01/2027	2,040,000	2,239,736
State of Illinois, NATL, 6%, 11/01/2026	5,955,000	6,826,097
State of Illinois, “A”, 5%, 12/01/2020	3,995,000	4,157,397
State of Illinois, “B”, 5%, 12/01/2020	2,205,000	2,294,633
State of Illinois, “D”, 5%, 11/01/2028	7,380,000	7,970,326
Upper Illinois River Valley Development Authority (Pleasant View Lutheran Home), 7.25%, 11/15/2040	1,080,000	1,106,914
Upper Illinois River Valley Development Authority (Pleasant View Lutheran Home), 7.375%, 11/15/2045	1,250,000	1,282,900
Upper Illinois River Valley Development Authority Multifamily Housing Rev. (Prairie View and Timber Oaks Apartments), 5%, 12/01/2043	5,470,000	5,491,880
Upper Illinois River Valley Development Authority Rev. (Morris Hospital), 5%, 12/01/2043	8,455,000	8,980,478
Upper Illinois River Valley Development Authority Rev. (Morris Hospital), 5%, 12/01/2048	8,460,000	8,943,912

		$521,968,884
Indiana - 1.3%
Carmel, IN, Rev. (Barrington of Carmel Project), “A”, 7.125%, 11/15/2042	$2,500,000	$2,250,000
Indiana Development Finance Authority Solid Water Disposal Rev. (Waste Management, Inc. Project), 2.95%, 10/01/2031 (Put Date 10/01/2021)	1,580,000	1,580,000
Indiana Finance Authority Health Facilities Rev. (Baptist Healthcare System Obligated Group), 5%, 8/15/2051	10,605,000	11,317,550

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Indiana - continued
Indiana Finance Authority Rev. (Marquette Project), 4.75%, 3/01/2032	$1,790,000	$1,810,854
Indiana Finance Authority Rev. (Marquette Project), 5%, 3/01/2039	1,215,000	1,246,250
Indiana Finance Authority Rev. (Marquette Project), “A”, 5%, 3/01/2030	460,000	486,100
Indiana Finance Authority Rev. (Marquette Project), “A”, 5%, 3/01/2039	1,155,000	1,200,911
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2035	2,095,000	2,230,211
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040	5,350,000	5,652,757
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2044	3,260,000	3,433,530
Indiana Housing & Community Development Authority, Single Family Mortgage Rev., “A”, GNMA, 4%, 7/01/2048	3,230,000	3,430,518
Knox County, IN, Economic Development Rev. (Good Samaritan Hospital), “A”, 5%, 4/01/2042	1,430,000	1,397,296
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2032	600,000	684,444
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2033	440,000	499,360
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2035	550,000	618,288
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2038	1,640,000	1,812,938
Terre Haute, IN, Rev. (Westminster Village), 6%, 8/01/2039	4,600,000	4,613,846
University of Southern Indiana Rev. (Student Fee), “J”, ASSD GTY, 5.75%, 10/01/2028 (Prerefunded 10/01/2019)	1,445,000	1,483,408
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 6.75%, 1/01/2034	4,370,000	4,984,073
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/2044	10,875,000	12,461,336

		$63,193,670
Iowa - 0.5%
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), “C”, 5%, 2/15/2030	$800,000	$889,184
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), “C”, 5%, 2/15/2031	1,480,000	1,635,444
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), “C”, 5%, 2/15/2032	715,000	787,265

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Iowa - continued
Iowa Finance Authority Senior Housing Rev. (Northcrest, Inc. Project), “A”, 5%, 3/01/2033	$1,060,000	$1,093,348
Iowa Finance Authority Senior Housing Rev. (Northcrest, Inc. Project), “A”, 5%, 3/01/2038	865,000	877,594
Iowa Finance Authority Senior Housing Rev. (Northcrest, Inc. Project), “A”, 5%, 3/01/2048	1,590,000	1,598,332
Iowa Finance Authority, Single Family Mortgage Rev., “A”, FNMA, 4%, 7/01/2047	1,215,000	1,287,645
Iowa Student Loan Liquidity Corp. Rev., “A”, 3.75%, 12/01/2033	5,310,000	5,342,072
Iowa Student Loan Liquidity Corp. Rev., “A-1”, 4.625%, 12/01/2019	845,000	858,360
Iowa Student Loan Liquidity Corp. Rev., “A-1”, 4.875%, 12/01/2020	160,000	164,650
Iowa Student Loan Liquidity Corp. Rev., “A-2”, 5.5%, 12/01/2025	385,000	400,804
Iowa Student Loan Liquidity Corp. Rev., “A-2”, 5.6%, 12/01/2026	385,000	400,696
Iowa Student Loan Liquidity Corp. Rev., “A-2”, 5.7%, 12/01/2027	45,000	46,791
Iowa Student Loan Liquidity Corp. Rev., “A-2”, 5.75%, 12/01/2028	785,000	815,694
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev., Asset Backed, “B”, 5.6%, 6/01/2034	4,295,000	4,295,644
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev., Asset Backed, “C”, 5.375%, 6/01/2038	4,500,000	4,459,590

		$24,953,113
Kansas - 0.7%
Coffeyville, KS, Electric Utility System Rev., “B”, NATL, 5%, 6/01/2038	$3,600,000	$3,968,244
Coffeyville, KS, Electric Utility System Rev., “B”, NATL, 5%, 6/01/2042	1,500,000	1,641,735
Hutchinson, KS, Hospital Facilities Rev. (Hutchinson Regional Medical Center, Inc.), 5%, 12/01/2036	1,405,000	1,486,911
Hutchinson, KS, Hospital Facilities Rev. (Hutchinson Regional Medical Center, Inc.), 5%, 12/01/2041	615,000	643,315
Lenexa, KS, Health Care Facility Rev. (Lakeview Village, Inc.), 7.125%, 5/15/2029 (Prerefunded 5/15/2019)	1,555,000	1,578,169
Lenexa, KS, Health Care Facility Rev. (Lakeview Village, Inc.), “A”, 5%, 5/15/2030	1,085,000	1,153,648
Lenexa, KS, Health Care Facility Rev. (Lakeview Village, Inc.), “A”, 5%, 5/15/2032	985,000	1,038,781
Lenexa, KS, Health Care Facility Rev. (Lakeview Village, Inc.), “A”, 5%, 5/15/2039	1,280,000	1,312,397
Lenexa, KS, Health Care Facility Rev. (Lakeview Village, Inc.), “A”, 5%, 5/15/2043	4,000,000	4,064,760

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Kansas - continued
Wichita, KS, Health Care Facilities Rev. (Kansas Masonic Home), “II-A”, 5%, 12/01/2031	$620,000	$634,874
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “A”, 6.375%, 5/15/2043	4,165,000	4,419,065
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “I”, 5%, 5/15/2033	605,000	628,631
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “I”, 5%, 5/15/2038	710,000	727,430
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “I”, 4.625%, 5/15/2041	605,000	588,145
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “I”, 5%, 5/15/2047	1,860,000	1,886,077
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “IV-A”, 5%, 5/15/2029	500,000	501,185
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “IV-A”, 6.5%, 5/15/2048	1,500,000	1,598,670
Wichita, KS, Sales Tax Special Obligations Rev. (K-96 Greenwich Star Bond Project), 3%, 9/01/2023	1,535,000	1,533,680
Wichita, KS, Sales Tax Special Obligations Rev. (K-96 Greenwich Star Bond Project), 4.2%, 9/01/2027	2,845,000	2,842,895
Wyandotte County, KS, Unified Government Community Improvement District Sales Tax Rev. (Legends Apartments Garage & West Lawn Project), 4.5%, 6/01/2040	1,660,000	1,641,956
Wyandotte County/Kansas City, KS, Unified Government Utility System Improvement Rev., “A”, 5%, 9/01/2044	1,740,000	1,922,091

		$35,812,659
Kentucky - 1.9%
Commonwealth of Kentucky State Property & Buildings Commission Rev. (Project No. 119), BAM, 5%, 5/01/2032	$765,000	$884,983
Commonwealth of Kentucky State Property & Buildings Commission Rev. (Project No. 119), BAM, 5%, 5/01/2033	760,000	874,570
Commonwealth of Kentucky State Property & Buildings Commission Rev. (Project No. 119), BAM, 5%, 5/01/2034	870,000	995,889
Glasgow, KY, Healthcare Rev. (TJ Samson Community Hospital), 6.375%, 2/01/2035	2,840,000	3,010,911
Kentucky Economic Development Finance Authority Healthcare Facilities Rev. (Baptist Life Communities Project), “A”, 6.25%, 11/15/2046	5,105,000	4,922,190
Kentucky Economic Development Finance Authority Healthcare Facilities Rev. (Baptist Life Communities Project), “A”, 6.375%, 11/15/2051	4,855,000	4,689,639

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Kentucky - continued
Kentucky Economic Development Finance Authority Healthcare Facilities Rev. (Masonic Homes of Kentucky, Inc.), 5.375%, 11/15/2042	$2,915,000	$2,998,486
Kentucky Economic Development Finance Authority Healthcare Facilities Rev. (Masonic Homes of Kentucky, Inc.), 5.5%, 11/15/2045	1,325,000	1,366,777
Kentucky Economic Development Finance Authority Hospital Rev. (Baptist Healthcare System), “B”, 5%, 8/15/2037	1,250,000	1,355,562
Kentucky Economic Development Finance Authority Hospital Rev. (Baptist Healthcare System), “B”, 5%, 8/15/2041	13,475,000	14,511,227
Kentucky Economic Development Finance Authority Hospital Rev. (Baptist Healthcare System), “B”, 5%, 8/15/2046	5,245,000	5,616,923
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5%, 6/01/2037	3,040,000	3,233,374
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5%, 6/01/2041	1,995,000	2,104,605
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5.25%, 6/01/2041	1,555,000	1,678,825
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5%, 6/01/2045	2,490,000	2,614,301
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6%, 6/01/2030 (Prerefunded 6/01/2020)	3,460,000	3,650,715
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.375%, 6/01/2040 (Prerefunded 6/01/2020)	6,255,000	6,630,363
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.5%, 3/01/2045 (Prerefunded 6/01/2020)	1,955,000	2,075,252
Kentucky Economic Development Finance Authority Louisville Arena Project Rev. (Louisville Arena Authority, Inc.), “A”, AGM, 5%, 12/01/2045	2,860,000	3,125,951
Kentucky Economic Development Finance Authority Louisville Arena Project Rev. (Louisville Arena Authority, Inc.), “A”, AGM, 5%, 12/01/2047	1,605,000	1,733,994
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II, Inc. - Miralea Project), 7.25%, 5/15/2041 (Prerefunded 5/15/2021)	3,000,000	3,361,440
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II, Inc. - Miralea Project), 7.375%, 5/15/2046 (Prerefunded 5/15/2021)	1,495,000	1,679,274
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II, Inc. - The Meadow Project and Grove Pointe Project), “A”, 5%, 5/15/2036	2,505,000	2,560,010

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Kentucky - continued
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II, Inc. - The Meadow Project and Grove Pointe Project), “A”, 5%, 5/15/2046	$6,945,000	$6,973,891
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II, Inc. - The Meadow Project and Grove Pointe Project), “A”, 5%, 5/15/2051	1,755,000	1,746,506
Louisville & Jefferson County, KY, Metro Government College Improvement Rev. (Bellarmine University Project), “A”, 5%, 5/01/2034	1,440,000	1,547,496
Louisville & Jefferson County, KY, Metro Government College Improvement Rev. (Bellarmine University Project), “A”, 5%, 5/01/2035	2,290,000	2,452,613
Owen County, KY, Waterworks System Rev. (American Water Co. Project), “A”, 6.25%, 6/01/2039	1,635,000	1,655,814
Owen County, KY, Waterworks System Rev. (American Water Co. Project), “B”, 5.625%, 9/01/2039	1,830,000	1,864,733
University of Kentucky, General Receipts, “A”, 5%, 4/01/2036	1,460,000	1,648,909

		$93,565,223
Louisiana - 1.3%
Jefferson Parish, LA, Hospital Service District No. 1 (West Jefferson Medical Center), “A”, 6%, 1/01/2039 (Prerefunded 1/01/2021)	$1,500,000	$1,615,575
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.25%, 7/01/2031	3,200,000	3,040,000
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.375%, 7/01/2041	2,000,000	1,900,000
Louisiana Housing Corp. Single Family Mortgage Rev. (Home Ownership Program), “A-1”, 4.5%, 12/01/2047	1,125,000	1,220,749
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westside Habilitation Center Project), “A”, 5.75%, 2/01/2032	900,000	918,468
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Cameron Parish, Louisiana Gomesa Project), 5.65%, 11/01/2037	1,200,000	1,234,284
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (CDF Healthcare), “A”, 5.625%, 6/01/2045	7,880,000	7,939,730
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Ragin’ Cajun Facilities, Inc. - Student Housing & Parking Project), AGM, 5%, 10/01/2043	560,000	617,411
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Ragin’ Cajun Facilities, Inc. - Student Housing & Parking Project), AGM, 5%, 10/01/2048	2,445,000	2,669,867

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Louisiana - continued
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. James Place of Baton Rouge Project), “A”, 6%, 11/15/2035	$1,145,000	$1,229,787
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. James Place of Baton Rouge Project), “A”, 6.25%, 11/15/2045	4,435,000	4,800,400
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Tangipahoa Parish, Louisiana Gomesa Project), 5.375%, 11/01/2038	2,175,000	2,195,336
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Terrebonne Parish, Louisiana Gomesa Project), 5.5%, 11/01/2039	1,905,000	1,934,813
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), “A”, 6.5%, 8/01/2029	2,990,000	3,168,114
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), “A-2”, 6.5%, 11/01/2035	4,000,000	4,257,400
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westside Rehab Center Project), “A”, 6.125%, 2/01/2037	3,480,000	3,594,144
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westside Rehab Center Project), “A”, 6.25%, 2/01/2047	2,830,000	2,921,239
Louisiana Public Facilities Authority Hospital Rev. (Lake Charles Memorial Hospital), 6.375%, 12/01/2034	6,470,000	6,725,824
Louisiana Public Facilities Authority Rev. (Loyola University Project), Convertible Capital Appreciation, 0% to 10/01/2023, 5.25% to 10/01/2046	4,725,000	4,095,488
New Orleans, LA, Aviation Board Special Facility Rev. (Parking Facilities Corp. Consolidated Garage System), “A”, AGM, 5%, 10/01/2043	1,100,000	1,234,189
New Orleans, LA, Aviation Board Special Facility Rev. (Parking Facilities Corp. Consolidated Garage System), “A”, AGM, 5%, 10/01/2048	1,790,000	1,998,123
New Orleans, LA, Sewerage Service Rev., 5%, 12/01/2040	875,000	944,108
New Orleans, LA, Sewerage Service Rev., 5%, 6/01/2045	2,405,000	2,575,563
New Orleans, LA, Sewerage Service Rev., 5%, 12/01/2045	1,095,000	1,169,219

		$63,999,831
Maine - 0.2%
Maine Finance Authority Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), “R-2”, 4.375%, 8/01/2035 (Put Date 8/01/2025)	$2,685,000	$2,703,849

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Maine - continued
Maine Finance Authority Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), “R-3”, 5.25%, 1/01/2025	$6,170,000	$6,642,622

		$9,346,471
Maryland - 1.3%
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2039	$1,465,000	$1,589,891
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2042	1,300,000	1,401,374
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2046	2,090,000	2,246,666
Baltimore, MD, Special Obligation (East Baltimore Research Park Project), “A”, 5%, 9/01/2038	2,680,000	2,809,337
Howard County, MD, Retirement Community Rev. (Vantage House Facility), 5%, 4/01/2036	2,930,000	2,968,998
Howard County, MD, Retirement Community Rev. (Vantage House Facility), 5%, 4/01/2036	1,225,000	1,241,305
Howard County, MD, Special Obligation (Downtown Columbia Project), “A”, 4.125%, 2/15/2034	850,000	839,205
Howard County, MD, Special Obligation (Downtown Columbia Project), “A”, 4.375%, 2/15/2039	745,000	741,528
Howard County, MD, Special Obligation (Downtown Columbia Project), “A”, 4.5%, 2/15/2047	2,190,000	2,186,496
Maryland Department of Housing & Community Development Administration, “A”, 4.5%, 9/01/2048 (u)	8,570,000	9,286,452
Maryland Department of Housing & Community Development Administration, “B”, 4.5%, 9/01/2048 (u)	6,965,000	7,495,524
Maryland Economic Development Corp. Rev. (Port America Chesapeake Terminal Project), “B”, 5.375%, 6/01/2025 (Prerefunded 6/01/2020)	885,000	927,772
Maryland Economic Development Corp. Rev. (Transportation Facilities Project), “A”, 5%, 6/01/2030	1,070,000	1,239,135
Maryland Economic Development Corp. Rev. (Transportation Facilities Project), “A”, 5%, 6/01/2031	350,000	401,650
Maryland Economic Development Corp. Rev. (Transportation Facilities Project), “A”, 5%, 6/01/2032	985,000	1,120,969
Maryland Economic Development Corp. Rev. (Transportation Facilities Project), “A”, 5%, 6/01/2035	1,775,000	1,995,846
Maryland Economic Development Corp., Subordinate Parking Facilities Rev. (Baltimore City Project), “C”, 4%, 6/01/2038	175,000	170,844
Maryland Economic Development Corp., Subordinate Parking Facilities Rev. (Baltimore City Project), “C”, 4%, 6/01/2048	525,000	503,417
Maryland Economic Development Corp., Subordinate Parking Facilities Rev. (Baltimore City Project), “C”, 4%, 6/01/2058	1,960,000	1,796,810
Maryland Health & Higher Educational Facilities Authority Rev. (Adventist Healthcare Issue), “A”, 5.5%, 1/01/2036	2,290,000	2,609,020

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Maryland - continued
Maryland Health & Higher Educational Facilities Authority Rev. (Charlestown Community), 6.25%, 1/01/2041 (Prerefunded 1/01/2021)	$2,360,000	$2,555,172
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), “A”, 5%, 7/01/2033	1,380,000	1,526,432
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), “A”, 5%, 7/01/2034	860,000	947,307
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), “A”, 5%, 7/01/2038	3,835,000	4,137,658
Prince George’s County, MD, Special Obligation Bonds (Westphalia Town Center Project), 5.125%, 7/01/2039	790,000	807,838
Prince George’s County, MD, Special Obligation Bonds (Westphalia Town Center Project), 5.25%, 7/01/2048	775,000	785,881
Rockville, MD, Mayor & Council Economic Development Refunding Rev. (Ingleside at King Farm Project), “A-1”, 5%, 11/01/2037	890,000	930,317
Rockville, MD, Mayor & Council Economic Development Rev. (Ingleside at King Farm Project), “B”, 5%, 11/01/2042	1,530,000	1,579,098
Rockville, MD, Mayor & Council Economic Development Rev. (Ingleside at King Farm Project), “B”, 5%, 11/01/2047	1,605,000	1,649,507
Westminster, MD, Refunding Rev. (Carroll Lutheran Village, Inc.), 5.125%, 7/01/2040	2,600,000	2,707,510

		$61,198,959
Massachusetts - 2.6%
Commonwealth of Massachusetts, “A”, 5%, 1/01/2047	$13,375,000	$15,161,365
Massachusetts College Building Authority Rev., “A”, 5%, 5/01/2031	2,535,000	2,826,956
Massachusetts Development Finance Agency Rev. (Adventcare), “A”, 6.75%, 10/15/2037	9,250,000	9,261,932
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2029	1,450,000	1,604,251
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2030	3,015,000	3,320,299
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2031	835,000	912,012
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2035	9,160,000	9,862,022
Massachusetts Development Finance Agency Rev. (Emmanuel College), “A”, 5%, 10/01/2043	2,930,000	3,093,787
Massachusetts Development Finance Agency Rev. (Foxborough Regional Charter School), “B”, 5%, 7/01/2027	3,690,000	4,036,602

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Development Finance Agency Rev. (Foxborough Regional Charter School), “B”, 5%, 7/01/2037	$1,000,000	$1,053,250
Massachusetts Development Finance Agency Rev. (Foxborough Regional Charter School), “B”, 5%, 7/01/2042	3,000,000	3,135,990
Massachusetts Development Finance Agency Rev. (Lawrence General Hospital), 5%, 7/01/2042	2,900,000	3,037,692
Massachusetts Development Finance Agency Rev. (Lawrence General Hospital), 5%, 7/01/2047	7,500,000	7,791,750
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), Capital Appreciation, “B”, 0%, 11/15/2056	289,249	72,431
Massachusetts Development Finance Agency Rev. (Newbridge On The Charles, Inc.), 5%, 10/01/2037	400,000	419,748
Massachusetts Development Finance Agency Rev. (Newbridge On The Charles, Inc.), 5%, 10/01/2047	3,140,000	3,240,009
Massachusetts Development Finance Agency Rev. (Newbridge On The Charles, Inc.), 5%, 10/01/2057	5,755,000	5,909,234
Massachusetts Development Finance Agency Rev. (North Hill Communities), “A”, 6.25%, 11/15/2033 (Prerefunded 11/15/2023)	1,350,000	1,605,542
Massachusetts Development Finance Agency Rev. (North Hill Communities), “A”, 6.5%, 11/15/2043 (Prerefunded 11/15/2023)	2,080,000	2,495,168
Massachusetts Development Finance Agency Rev. (Sabis International Charter School Issue), 4%, 4/15/2020	40,000	40,527
Massachusetts Development Finance Agency Rev. (Sabis International Charter School Issue), 5%, 4/15/2025	170,000	186,369
Massachusetts Development Finance Agency Rev. (Simmons College), “H”, SYNCORA, 5.25%, 10/01/2033	430,000	503,702
Massachusetts Development Finance Agency Rev. (Simmons College), “K-1”, 5%, 10/01/2024	1,400,000	1,579,620
Massachusetts Development Finance Agency Rev. (Simmons College), “K-1”, 5%, 10/01/2025	800,000	912,464
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2033	480,000	533,885
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2034	645,000	714,434
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2035	325,000	357,994
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), “I”, 5%, 7/01/2036	1,685,000	1,848,630
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), “K”, 5%, 7/01/2038	1,120,000	1,218,202
Massachusetts Development Finance Agency Rev. (Wentworth Institute of Technology Issue), 5%, 10/01/2046	985,000	1,060,815

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Development Finance Agency Rev. (Western New England University), 5%, 9/01/2028	$960,000	$1,075,603
Massachusetts Educational Financing Authority, Education Loan Rev, “A”, 4.25%, 1/01/2030	755,000	785,374
Massachusetts Educational Financing Authority, Education Loan Rev, “A”, 4.25%, 1/01/2031	515,000	532,937
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.5%, 1/01/2022	250,000	258,430
Massachusetts Educational Financing Authority, Education Loan Rev., “E”, “C”, 4.125%, 7/01/2046	6,585,000	6,628,263
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 4.7%, 7/01/2026	930,000	957,268
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 4.9%, 7/01/2028	965,000	1,009,786
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 3.5%, 7/01/2033 (u)	14,205,000	14,232,558
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 3.5%, 7/01/2033	2,095,000	2,099,064
Massachusetts Health & Higher Educational Facilities Authority Refunding Bonds Rev. (Suffolk University), 6.25%, 7/01/2030 (Prerefunded 7/01/2019)	3,900,000	3,973,593
Massachusetts Health & Higher Educational Facilities Authority Refunding Bonds Rev., Unrefunded Balance (Suffolk University), 6.25%, 7/01/2030	2,230,000	2,267,642
Massachusetts Housing Finance Agency, Single Family Housing Rev., “169”, 4%, 12/01/2029	60,000	60,104
Massachusetts Housing Finance Agency, Single Family Housing Rev., “177”, 4%, 6/01/2039	740,000	765,212
Massachusetts Port Authority Special Facilities Rev. (ConRAC Project), “A”, 5.125%, 7/01/2041	340,000	359,581
Massachusetts Port Authority Special Facilities Rev. (Delta Air Lines Project, Inc.), “A”, AAC, 5%, 1/01/2027	2,760,000	2,816,304

		$125,618,401
Michigan - 1.8%
Detroit, MI, Downtown Development Authority Tax Increment Rev. (Catalyst Development), “A”, AGM, 5%, 7/01/2043	$2,220,000	$2,375,933
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, 5.25%, 7/01/2039	9,635,000	10,380,749
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, AGM, 5%, 7/01/2039	3,190,000	3,412,247
Detroit, MI, Water Supply System Rev., Senior Lien, “A”, 5%, 7/01/2036	375,000	393,450

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Michigan - continued
Detroit, MI, Water Supply System Rev., Senior Lien, “A”, 5.25%, 7/01/2041	$2,055,000	$2,188,226
Detroit, MI, Water Supply System Rev., Senior Lien, “C”, 5%, 7/01/2041	535,000	560,049
Downriver, MI, Utility Wastewater Authority, Sewer System Rev., AGM, 5%, 4/01/2036	725,000	816,205
Downriver, MI, Utility Wastewater Authority, Sewer System Rev., AGM, 5%, 4/01/2038	665,000	743,104
Downriver, MI, Utility Wastewater Authority, Sewer System Rev., AGM, 5%, 4/01/2043	1,185,000	1,309,508
Grand Rapids, MI, Economic Development Corp. Rev. (Beacon Hill at Eastgate Project), “A”, 5%, 11/01/2037	1,155,000	1,183,690
Grand Rapids, MI, Economic Development Corp. Rev. (Beacon Hill at Eastgate Project), “A”, 5%, 11/01/2047	2,660,000	2,678,540
Grand Rapids, MI, Economic Development Corp. Rev. (Beacon Hill at Eastgate Project), “A”, 5%, 11/01/2052	1,185,000	1,188,235
Kalamazoo, MI, Economic Development Corp. Rev. (Heritage Community), 5.375%, 5/15/2027	750,000	750,248
Kalamazoo, MI, Economic Development Corp. Rev. (Heritage Community), 5.5%, 5/15/2036	3,050,000	3,049,908
Michigan Finance Authority (City of Detroit Financial Recovery Income Tax Rev.), “F”, 3.875%, 10/01/2023	635,000	666,032
Michigan Finance Authority (City of Detroit Financial Recovery Income Tax Rev.), “F”, 4%, 10/01/2024	800,000	850,320
Michigan Finance Authority Hospital Rev. (Beaumont Health Credit Group), “A”, 5%, 8/01/2033	1,105,000	1,219,655
Michigan Finance Authority Hospital Rev. (Sparrow Obligated Group), 5%, 11/15/2045	7,000,000	7,574,770
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 5%, 12/01/2034	2,225,000	2,565,825
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 5%, 12/01/2037	1,000,000	1,135,750
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 5%, 12/01/2048	5,215,000	5,854,203
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/2033	875,000	971,469
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/2034	2,070,000	2,289,627

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Michigan - continued
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/2035	$1,355,000	$1,496,584
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Senior Lien Local Project), “C-1”, 5%, 7/01/2044	2,375,000	2,532,011
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Senior Lien Local Project), “C-2”, 5%, 7/01/2044	1,365,000	1,443,706
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Senior Lien Local Project), “C-6”, 5%, 7/01/2033	2,280,000	2,503,645
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Local Project), “D-2”, 5%, 7/01/2034	885,000	978,899
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.75%, 11/15/2039 (Prerefunded 11/15/2019)	4,405,000	4,541,555
Michigan Housing Development Authority, “A”, 4%, 6/01/2046	4,885,000	5,083,868
Michigan Strategic Fund Ltd. (Canterbury Health Care, Inc.), 5%, 7/01/2046	1,635,000	1,645,987
Michigan Strategic Fund Ltd. (Canterbury Health Care, Inc.), 5%, 7/01/2051	900,000	903,276
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/2020	1,050,000	1,101,072
Waterford Township, MI, Economic Development Corp. (Canterbury Health Care, Inc.), “A”, 5%, 7/01/2046	2,070,000	2,083,910
Waterford Township, MI, Economic Development Corp. (Canterbury Health Care, Inc.), “A”, 5%, 7/01/2051	2,070,000	2,077,535
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	2,215,000	2,437,608
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	750,000	831,705
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	575,000	627,986
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	1,240,000	1,347,396
Western Michigan University Rev., “A”, 5%, 11/15/2040	1,250,000	1,408,863

		$87,203,349
Minnesota - 0.6%
Deephaven, MN, Charter School Lease Rev. (Eagle Ridge Academy Project), “A”, 5.25%, 7/01/2040	$500,000	$517,840

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Minnesota - continued
Deephaven, MN, Charter School Lease Rev. (Eagle Ridge Academy Project), “A”, 5.5%, 7/01/2050	$3,000,000	$3,127,650
Duluth, MN, Economic Development Authority, Health Care Facilities Rev. (Essentia Health), “A”, 4.25%, 2/15/2043	2,070,000	2,083,890
Duluth, MN, Economic Development Authority, Health Care Facilities Rev. (Essentia Health), “A”, 5%, 2/15/2043	3,680,000	4,023,675
Duluth, MN, Economic Development Authority, Health Care Facilities Rev. (Essentia Health), “A”, 4.25%, 2/15/2048	2,065,000	2,074,210
Duluth, MN, Economic Development Authority, Health Care Facilities Rev. (Essentia Health), “A”, 5%, 2/15/2048	2,905,000	3,164,707
Minnesota Housing Finance Agency, Residential Housing, “A”, 4%, 1/01/2041	1,090,000	1,130,014
Minnesota Office of Higher Education Supplemental Student Loan Program Rev., 4%, 11/01/2037 (u)	8,390,000	8,569,043
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Great River School Project), “A”, 4.75%, 7/01/2029	250,000	253,975
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Great River School Project), “A”, 5.25%, 7/01/2033	420,000	432,932
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Great River School Project), “A”, 5.5%, 7/01/2052	705,000	717,034
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Nova Classical Academy), “A”, 6.375%, 9/01/2031	630,000	678,075
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Nova Classical Academy), “A”, 6.625%, 9/01/2042 (Prerefunded 9/01/2021)	1,260,000	1,410,923
St. Paul, MN, Port Authority Rev. (Energy Park Utility Co. Project), 5.45%, 8/01/2028	250,000	255,005
St. Paul, MN, Port Authority Rev. (Energy Park Utility Co. Project), 5.7%, 8/01/2036	1,250,000	1,270,512

		$29,709,485
Mississippi - 0.7%
Mississippi Development Bank Special Obligation (Magnolia Regional Health Center Project), “A”, 6.25%, 10/01/2026	$1,350,000	$1,418,135
Mississippi Development Bank Special Obligation (Magnolia Regional Health Center Project), “A”, 6.5%, 10/01/2031	2,045,000	2,142,076
Mississippi Home Corp. Single Family Mortgage Rev., “A”, 4%, 12/01/2044	2,975,000	3,165,043
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2022	1,845,000	2,001,105
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2023	4,810,000	5,309,182
West Rankin, MS, Utility Authority Rev., AGM, 5%, 1/01/2043	8,920,000	9,864,271

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Mississippi - continued
West Rankin, MS, Utility Authority Rev., AGM, 5%, 1/01/2048	$7,750,000	$8,526,938

		$32,426,750
Missouri - 1.3%
Dardenne, MO, Town Square Transportation Development District, “A”, 3.5%, 5/01/2026 (d)(q)	$2,495,000	$1,284,925
Grundy County, MO, Industrial Development Authority Health Facilities Rev. (Wright Memorial Hospital), 6.125%, 9/01/2025	1,070,000	1,084,713
Grundy County, MO, Industrial Development Authority Health Facilities Rev. (Wright Memorial Hospital), 6.75%, 9/01/2034	1,590,000	1,614,279
Kansas City, MO, Land Clearance for Redevelopment Authority Rev. (Convention Center Hotel Project - TIF Financing), “B”, 4.375%, 2/01/2031	1,795,000	1,802,288
Kansas City, MO, Land Clearance for Redevelopment Authority Rev. (Convention Center Hotel Project - TIF Financing), “B”, 5%, 2/01/2040	2,140,000	2,185,924
Kansas City, MO, Land Clearance for Redevelopment Authority Rev. (Convention Center Hotel Project - TIF Financing), “B”, 5%, 2/01/2050	5,740,000	5,768,757
Missouri Health & Educational Facilities Authority Rev. (A.T. Still University Health Services), 5%, 10/01/2039	465,000	510,649
Missouri Health & Educational Facilities Authority Rev. (Bethesda Health Group, Inc.), 5%, 8/01/2040	1,650,000	1,717,419
Missouri Health & Educational Facilities Authority Rev. (Bethesda Health Group, Inc.), 5%, 8/01/2045	2,300,000	2,388,251
Missouri Health & Educational Facilities Authority Rev. (SSM Health Care), “A”, 5%, 6/01/2031	1,735,000	1,926,180
Missouri Housing Development Commission, Single Family Mortgage Rev. (First Place Homeownership Loan Program), “A”, 3.75%, 5/01/2038	865,000	896,253
Missouri Housing Development Commission, Single Family Mortgage Rev. (First Place Homeownership Loan Program), “B”, FNMA, 4.75%, 5/01/2049	4,800,000	5,269,248
Missouri Housing Development Commission, Single Family Mortgage Rev. (Special Home Ownership Loan Program), “B”, GNMA, 4%, 11/01/2040	710,000	737,931
Osage Beach, MO, Tax Increment Rev. (Prewitts), 5%, 5/01/2023	1,170,000	1,140,703
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5%, 8/15/2030	695,000	718,039
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5%, 8/15/2035	490,000	499,281
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5.125%, 8/15/2045	1,355,000	1,379,417

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Missouri - continued
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Ranken-Jordan Project), 4%, 11/15/2036	$1,165,000	$1,106,494
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Ranken-Jordan Project), 5%, 11/15/2041	1,195,000	1,218,303
St. Louis, MO, Industrial Development Authority Financing Rev. (Ballpark Village Development Project), “A”, 3.875%, 11/15/2029	1,170,000	1,194,804
St. Louis, MO, Industrial Development Authority Financing Rev. (Ballpark Village Development Project), “A”, 4.375%, 11/15/2035	2,110,000	2,132,788
St. Louis, MO, Industrial Development Authority Financing Rev. (Ballpark Village Development Project), “A”, 4.75%, 11/15/2047	4,220,000	4,274,522
St. Louis, MO, Industrial Development Authority Rev. (Friendship Village St. Louis Obligated Group), “A”, 5.25%, 9/01/2053	13,665,000	13,684,814
St. Louis, MO, Industrial Development Authority Rev. (St. Andrew’s Resources for Seniors Obligated Group), “A”, 5.125%, 12/01/2045	3,620,000	3,725,740
St. Louis, MO, Land Clearance Redevelopment Authority, Facilities Improvement Special Rev. (Kiel Opera House), “B”, 7%, 9/01/2035	3,625,000	3,704,098

		$61,965,820
Montana - 0.2%
Montana Board of Housing Single Family Program (Federally Insured or Guaranteed Mortgage Loans), “A”, 4%, 6/01/2049	$1,035,000	$1,095,517
Montana Finance Authority, Health Care Facilities Rev. (Kalispell Regional Medical Center), “B”, 5%, 7/01/2043	3,840,000	4,154,150
Montana Finance Authority, Health Care Facilities Rev. (Kalispell Regional Medical Center), “B”, 5%, 7/01/2048	5,530,000	5,964,326

		$11,213,993
Nebraska - 0.3%
Central Plains Energy Project, NE, Gas Project Rev. (Project No.3), “A”, 5%, 9/01/2034	$1,200,000	$1,398,924
Central Plains Energy Project, NE, Gas Project Rev. (Project No.3), “A”, 5%, 9/01/2036	1,940,000	2,258,218
Central Plains Energy Project, NE, Gas Project Rev. (Project No.3), “A”, 5%, 9/01/2042	3,875,000	4,462,799
Nebraska Investment Finance Authority, Single Family Housing Rev., “A”, 3%, 3/01/2044	255,000	255,694
Nebraska Investment Finance Authority, Single Family Housing Rev., “A”, 4%, 9/01/2044	1,240,000	1,286,388
Nebraska Investment Finance Authority, Single Family Housing Rev., “C”, 4%, 9/01/2048 (u)	5,155,000	5,475,744

		$15,137,767

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Nevada - 0.3%
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 4.5%, 12/15/2029	$595,000	$597,065
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 5%, 12/15/2035	1,715,000	1,739,765
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 5%, 12/15/2038	945,000	952,588
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 5.125%, 12/15/2045	2,205,000	2,227,094
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 5%, 12/15/2048	1,625,000	1,626,771
Nevada Department of Business & Industry Charter School Rev. (Doral Academy of Nevada), “A”, 5%, 7/15/2037	1,000,000	1,010,400
Nevada Department of Business & Industry Charter School Rev. (Doral Academy of Nevada), “A”, 5%, 7/15/2047	1,015,000	1,016,624
Reno, NV, Sales Tax Rev. (Retrac-Reno Transportation Rail Access Corridor Project), “B”, AGM, 5%, 6/01/2033	85,000	97,628
Reno, NV, Sales Tax Rev. (Retrac-Reno Transportation Rail Access Corridor Project), “B”, AGM, 5%, 6/01/2038	110,000	123,905
Reno, NV, Sales Tax Rev. (Retrac-Reno Transportation Rail Access Corridor Project), “B”, AGM, 4%, 6/01/2048	435,000	434,983
Reno, NV, Sales Tax Rev. (Retrac-Reno Transportation Rail Access Corridor Project), “B”, AGM, 4.125%, 6/01/2058	545,000	541,294
Reno, NV, Sales Tax Rev. (Retrac-Reno Transportation Rail Access Corridor Project), Capital Appreciation, “C”, 0%, 7/01/2058	52,000,000	5,930,600

		$16,298,717
New Hampshire - 0.6%
National Finance Authority, New Hampshire Resource Recovery Refunding Rev. (Covanta Project), “C”, 4.875%, 11/01/2042	$7,730,000	$7,585,449
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027 (Prerefunded 10/01/2019)	4,935,000	5,072,538
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 10/01/2039 (Prerefunded 10/01/2019)	760,000	785,460
New Hampshire Business Finance Authority, Solid Waste Disposal Rev. (Casella Waste Systems, Inc. Project), 4%, 4/01/2029 (Put Date 10/01/2019)	985,000	991,018
New Hampshire Health & Education Facilities Authority Rev. (Elliot Hospital), 5%, 10/01/2033	3,475,000	3,812,562

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Hampshire - continued
New Hampshire Health & Education Facilities Authority Rev. (Elliot Hospital), 5%, 10/01/2038	$3,500,000	$3,764,600
New Hampshire Health & Education Facilities Authority Rev. (Memorial Hospital), 5.5%, 6/01/2031	1,820,000	2,070,942
New Hampshire Health & Education Facilities Authority Rev. (Memorial Hospital), 5.5%, 6/01/2036	1,825,000	2,038,963
New Hampshire Health & Education Facilities Authority Rev. (Rivermead), “A”, 6.875%, 7/01/2041	2,625,000	2,781,030

		$28,902,562
New Jersey - 4.5%
Atlantic City, NJ, Tax Appeal Refunding Bonds (Qualified Pursuant to the Provisions of the Municipal Qualified Bond Act), “A”, BAM, 5%, 3/01/2032	$295,000	$333,860
Atlantic City, NJ, Tax Appeal Refunding Bonds (Qualified Pursuant to the Provisions of the Municipal Qualified Bond Act), “A”, BAM, 5%, 3/01/2037	390,000	431,410
Atlantic City, NJ, Tax Appeal Refunding Bonds (Qualified Pursuant to the Provisions of the Municipal Qualified Bond Act), “A”, BAM, 5%, 3/01/2042	490,000	535,531
Bayonne, NJ, Redevelopment Agency (Royal Caribbean Project), “A”, 5.375%, 11/01/2035	2,340,000	2,320,672
New Jersey Building Authority Rev., Unrefunded Balance, “A”, BAM, 5%, 6/15/2029	430,000	491,004
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2029	445,000	488,646
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2030	690,000	755,398
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2031	2,570,000	2,806,543
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2032	1,305,000	1,422,959
New Jersey Economic Development Authority Rev. (Kapkowski Road Landfill Project), 5.75%, 10/01/2021	120,000	125,047
New Jersey Economic Development Authority Rev. (Kapkowski Road Landfill Project), 6.5%, 4/01/2028	1,500,000	1,718,790
New Jersey Economic Development Authority Rev. (Kapkowski Road Landfill Project), 6.5%, 4/01/2031	9,985,000	11,176,610
New Jersey Economic Development Authority Rev. (Lions Gate Project), 4.375%, 1/01/2024	650,000	649,551
New Jersey Economic Development Authority Rev. (Lions Gate Project), 4.875%, 1/01/2029	2,300,000	2,301,380
New Jersey Economic Development Authority Rev. (Lions Gate Project), 5%, 1/01/2034	4,350,000	4,331,730

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Economic Development Authority Rev. (Lions Gate Project), 5.125%, 1/01/2039	$1,625,000	$1,615,900
New Jersey Economic Development Authority Rev. (Lions Gate Project), 5.25%, 1/01/2044	4,625,000	4,626,757
New Jersey Economic Development Authority Rev. (Provident Group - Montclair Properties LLC - Montclair State University Student Housing Project), ASSD GTY, 5%, 6/01/2037	2,530,000	2,794,208
New Jersey Economic Development Authority Rev. (Provident Group - Montclair Properties LLC - Montclair State University Student Housing Project), ASSD GTY, 5%, 6/01/2042	2,810,000	3,065,345
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2021	105,000	109,401
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2022	615,000	651,642
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2023	705,000	757,424
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2030	985,000	1,056,688
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2035	1,510,000	1,596,840
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), 5.5%, 1/01/2027	325,000	364,813
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), 5%, 1/01/2028	325,000	354,452
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), AGM, 5%, 1/01/2031	975,000	1,058,255
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), AGM, 5.125%, 1/01/2039	1,060,000	1,136,532
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), AGM, 5.125%, 7/01/2042	530,000	567,280
New Jersey Economic Development Authority Rev., School Facilities Construction, “DDD”, 5%, 6/15/2034	825,000	884,936
New Jersey Economic Development Authority Rev., School Facilities Construction, “DDD”, 5%, 6/15/2035	690,000	737,596
New Jersey Economic Development Authority Rev., School Facilities Construction, “DDD”, 5%, 6/15/2042	3,850,000	4,026,445
New Jersey Economic Development Authority Rev., School Facilities Construction, “NN”, 5%, 3/01/2027	5,865,000	6,304,640

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 4.875%, 9/15/2019	$2,335,000	$2,367,363
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 5.125%, 9/15/2023	7,870,000	8,487,087
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 5.25%, 9/15/2029	5,770,000	6,259,354
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), “A”, 5.625%, 11/15/2030	1,820,000	2,052,050
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), “B”, 5.625%, 11/15/2030	8,595,000	9,686,479
New Jersey Economic Development Authority, State Lease Rev. (Juvenile Justice Commission Facilities Project), “C”, 5%, 6/15/2042	3,685,000	3,862,175
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, 3.125%, 7/01/2029	1,585,000	1,587,029
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, 3.125%, 7/01/2031 (u)	8,500,000	8,222,900
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, 5%, 7/01/2033	400,000	430,976
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, BAM, 5%, 7/01/2027	5,075,000	5,873,247
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, BAM, 5%, 7/01/2028	1,560,000	1,794,062
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 7.5%, 12/01/2032 (Prerefunded 6/01/2019)	4,280,000	4,361,063
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2046	10,225,000	11,142,796
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2031	1,710,000	1,872,929
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2032	1,710,000	1,856,359
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2033	1,450,000	1,570,611
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2034	1,455,000	1,569,057
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2035	1,285,000	1,380,617

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2036	$1,490,000	$1,594,985
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2037	2,475,000	2,637,682
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., “1A”, 2.75%, 12/01/2027	4,555,000	4,501,661
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., “1A”, 3.5%, 12/01/2029	1,100,000	1,105,291
New Jersey Transportation Trust Fund Authority, “B”, AAC, 5.5%, 9/01/2026	4,490,000	5,308,841
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A”, 5%, 6/15/2029	3,270,000	3,662,433
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A”, 5%, 6/15/2031	2,180,000	2,409,925
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	4,395,000	4,990,391
New Jersey Transportation Trust Fund Authority, Transportation Program, “AA”, 5%, 6/15/2038	2,500,000	2,620,725
New Jersey Transportation Trust Fund Authority, Transportation System, “A”, 5%, 6/15/2019	610,000	616,692
New Jersey Transportation Trust Fund Authority, Transportation System, “A”, 5%, 12/15/2035	5,000,000	5,395,550
New Jersey Transportation Trust Fund Authority, Transportation System, “A”, 5%, 12/15/2036	5,000,000	5,374,450
New Jersey Transportation Trust Fund Authority, Transportation System, “C”, 5%, 6/15/2042	3,350,000	3,453,682
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, “A”, 0%, 12/15/2037	50,000,000	21,163,500
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, “C”, AAC, 0%, 12/15/2035	4,750,000	2,287,552
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, “C”, AAC, 0%, 12/15/2036	12,405,000	5,661,146
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, “C”, AGM, 0%, 12/15/2032	4,765,000	2,819,879
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, “C”, NATL, 0%, 12/15/2031	15,000,000	8,989,500

		$220,568,324
New Mexico - 0.4%
Farmington, NM, Pollution Control Rev. (Public Service New Mexico), “D”, 5.9%, 6/01/2040	$11,915,000	$12,439,260

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Mexico - continued
New Mexico Mortgage Finance Authority, Single Family Mortgage Program, “A-1”, FNMA, 4%, 1/01/2049	$1,790,000	$1,897,669
New Mexico Mortgage Finance Authority, Single Family Mortgage Program, “C”, FNMA, 4%, 1/01/2049	3,380,000	3,591,047

		$17,927,976
New York - 3.9%
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6%, 7/15/2030 (Prerefunded 1/15/2020)	$2,265,000	$2,359,179
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Charter School for Applied Technologies Project), “A”, 5%, 6/01/2035	1,000,000	1,067,680
Build NYC Resource Corp. Rev. (Albert Einstein School of Medicine, Inc.), 5.5%, 9/01/2045	2,075,000	2,199,458
Build NYC Resource Corp. Rev. (International Leadership Charter High School Project), “A”, 6.25%, 7/01/2046	1,315,000	1,217,900
Build NYC Resource Corp. Rev. (International Leadership Charter High School Project), “B”, 5%, 7/01/2021	170,000	168,101
Build NYC Resource Corp. Rev. (International Leadership Charter School Project), 5.75%, 7/01/2033	3,860,000	3,657,157
Build NYC Resource Corp. Rev. (International Leadership Charter School Project), 6%, 7/01/2043	4,025,000	3,677,240
Glen Cove, NY, Local Economic Assistance Corp. (Garvies Point Public Improvement Project), Capital Appreciation, “B”, 0%, 1/01/2045	7,565,000	1,887,921
Glen Cove, NY, Local Economic Assistance Corp. (Garvies Point Public Improvement Project), Convertible Capital Appreciation, “C”, 0% to 1/01/2024, 5.625% to 1/01/2055	8,890,000	7,198,944
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5.75%, 2/15/2047 (Prerefunded 2/15/2021)	2,000,000	2,163,900
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, Unrefunded Balance, 5.75%, 2/15/2047	1,230,000	1,321,069
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/2034	785,000	864,348
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/2040	2,130,000	2,314,479
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/2045	990,000	1,072,784
New York Dormitory Authority Rev. (Orange Regional Medical Center Obligated Group Rev.), 5%, 12/01/2033	800,000	888,416
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.5%, 8/15/2030 (Prerefunded 2/15/2019)	1,570,000	1,572,386

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.25%, 2/15/2035 (Prerefunded 2/15/2019)	$975,000	$976,404
New York Dormitory Authority Rev., Non-State Supported Debt (Orange Regional Medical Center), 5%, 12/01/2040	1,000,000	1,072,670
New York Dormitory Authority Rev., Non-State Supported Debt (Orange Regional Medical Center), “A”, 5%, 12/01/2035	1,500,000	1,653,240
New York Liberty Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/2035	23,495,000	28,684,106
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/2044	24,520,000	25,388,744
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “2”, 5.375%, 11/15/2040	5,850,000	6,186,843
New York Liberty Development Corp., Liberty Rev. (One Bryant Park LLC), 6.375%, 7/15/2049	4,760,000	4,942,451
New York Mortgage Agency Rev., “208”, 4%, 10/01/2048	8,410,000	8,853,712
New York Transportation Development Corp., Special Facilities Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5%, 8/01/2026	8,340,000	8,729,395
New York Transportation Development Corp., Special Facilities Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5%, 8/01/2031	5,220,000	5,410,321
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 1/01/2032	5,275,000	5,970,825
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 1/01/2033	3,080,000	3,466,016
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 1/01/2034	1,730,000	1,938,327
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 4%, 1/01/2036	1,270,000	1,277,544
New York, NY, City Housing Development Corp., Multifamily Housing Rev. (8 Spruce Street), “F”, 4.5%, 2/15/2048	10,911,318	11,302,816
New York, NY, City Transitional Finance Authority Building Aid Rev., “S-3”, 5%, 7/15/2043	975,000	1,105,192
Niagara County, NY, Industrial Development Agency, Solid Waste Disposal Rev. (Covanta Energy Project), “A”, 4.75%, 11/01/2042	6,865,000	6,664,679
Onondaga, NY, Civic Development Corp. Rev. (St. Joseph’s Hospital Health Center), 5%, 7/01/2025 (Prerefunded 7/01/2019)	505,000	511,888

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
Onondaga, NY, Civic Development Corp. Rev. (St. Joseph’s Hospital Health Center), 5.125%, 7/01/2031 (Prerefunded 7/01/2019)	$510,000	$517,217
Onondaga, NY, Civic Development Corp. Rev. (St. Joseph’s Hospital Health Center), 5%, 7/01/2042 (Prerefunded 7/01/2022)	3,110,000	3,448,399
Orange County, NY, Funding Corp. Assisted Living Residence Rev. (The Hamlet at Wallkill Assisted Living Project), 6.5%, 1/01/2046	7,000,000	7,176,050
Port Authority of NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 12/01/2036	2,435,000	2,581,538
Port Authority of NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 12/01/2042	2,780,000	2,942,686
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2034	825,000	901,816
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2035	410,000	446,338
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2041	3,020,000	3,121,563
Ulster County, NY, Capital Resource Corp. Rev. (Woodland Pond at New Paltz Project), 4%, 9/15/2025	3,490,000	3,360,032
Ulster County, NY, Capital Resource Corp. Rev. (Woodland Pond at New Paltz Project), 5%, 9/15/2037	7,780,000	7,338,563

		$189,600,337
North Carolina - 0.5%
Charlotte, NC, Water & Sewer Systems Rev., 4%, 7/01/2047	$2,500,000	$2,597,375
North Carolina Medical Care Commission, Health Care Facilities Rev. (Pennybyrn at Maryfield), 5%, 10/01/2025	1,040,000	1,121,640
North Carolina Medical Care Commission, Health Care Facilities Rev. (Pennybyrn at Maryfield), 5%, 10/01/2030	1,320,000	1,376,668
North Carolina Medical Care Commission, Health Care Facilities Rev. (Pennybyrn at Maryfield), 5%, 10/01/2035	765,000	791,209
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Salemtowne), “A”, 5%, 10/01/2026	3,585,000	3,816,878
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Salemtowne), “A”, 5%, 10/01/2030	1,500,000	1,563,840
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Southminster), 5%, 10/01/2037	2,700,000	2,788,236
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (United Church Homes and Services), “A”, 5%, 9/01/2037	1,265,000	1,316,068
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (United Church Homes and Services), “C”, 5%, 9/01/2041	1,745,000	1,790,283

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
North Carolina - continued
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (United Church Homes and Services), “C”, 5%, 9/01/2046	$1,815,000	$1,856,273
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2042	505,000	542,107
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2047	990,000	1,058,795
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2051	2,015,000	2,149,682
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2054	805,000	857,735
University of North Carolina at Wilmington (Student Housing Projects), 5%, 6/01/2029	1,190,000	1,367,905
University of North Carolina, Greensboro, Rev., 5%, 4/01/2039	955,000	1,076,591

		$26,071,285
North Dakota - 0.5%
Country of Ward, ND, Health Care Facilities Rev. (Trinity Obligated Group), “C”, 5%, 6/01/2034	$2,610,000	$2,860,299
Country of Ward, ND, Health Care Facilities Rev. (Trinity Obligated Group), “C”, 5%, 6/01/2038	3,050,000	3,273,016
Country of Ward, ND, Health Care Facilities Rev. (Trinity Obligated Group), “C”, 5%, 6/01/2043	9,245,000	9,839,638
North Dakota Housing Finance Agency Rev. (Home Mortgage Finance Program), “A”, 4%, 7/01/2034	450,000	465,530
North Dakota Housing Finance Agency Rev. (Home Mortgage Finance Program), “B”, 4%, 1/01/2036	1,070,000	1,111,634
North Dakota Housing Finance Agency Rev. (Home Mortgage Finance Program), “D”, 4.25%, 1/01/2049 (u)	7,075,000	7,592,607

		$25,142,724
Ohio - 7.5%
American Municipal Power, Inc. (Prairie State Energy Campus Project), “A”, 5%, 2/15/2042	$3,440,000	$3,745,575
Bowling Green, OH, Student Housing Rev. (State University Project), 6%, 6/01/2045 (Prerefunded 6/01/2020)	5,990,000	6,324,242
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 5.125%, 6/01/2024	32,585,000	30,484,897
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 5.375%, 6/01/2024	16,330,000	15,421,399
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 5.875%, 6/01/2030	18,715,000	17,471,575
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 5.75%, 6/01/2034	4,485,000	4,191,277

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - continued
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 6%, 6/01/2042	$11,225,000	$10,758,264
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 6.5%, 6/01/2047	91,630,000	90,600,079
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-3”, 6.25%, 6/01/2037	14,535,000	14,269,446
Butler County, OH, Hospital Facilities Rev. (UC Health), 4%, 11/15/2035	1,500,000	1,532,280
Butler County, OH, Hospital Facilities Rev. (UC Health), 4%, 11/15/2036	2,000,000	2,029,540
Butler County, OH, Hospital Facilities Rev. (UC Health), 4%, 11/15/2037	1,250,000	1,262,875
Butler County, OH, Hospital Facilities Rev. (UC Health), 5.5%, 11/01/2040 (Prerefunded 11/01/2020)	1,820,000	1,934,260
Butler County, OH, Hospital Facilities Rev. (UC Health), 5.75%, 11/01/2040 (Prerefunded 11/01/2020)	2,210,000	2,358,158
Butler County, OH, Hospital Facilities Rev. (UC Health), ETM, 5.5%, 11/01/2040 (Prerefunded 11/01/2020)	3,615,000	3,841,950
Centerville, OH, Health Care Improvement and Refunding Rev. (Graceworks Lutheran Services), 5.25%, 11/01/2037	920,000	959,210
Centerville, OH, Health Care Improvement and Refunding Rev. (Graceworks Lutheran Services), 5.25%, 11/01/2047	2,480,000	2,553,358
Centerville, OH, Health Care Improvement and Refunding Rev. (Graceworks Lutheran Services), 5.25%, 11/01/2050	915,000	938,790
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Euclid Avenue Development Corp. Project), 5%, 8/01/2044	1,025,000	1,037,997
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Flats East Development Project), “B”, 7%, 5/15/2040	1,085,000	1,162,176
Cuyahoga County, OH, Hospital Rev. (The Metrohealth System), 5%, 2/15/2042	3,915,000	4,088,552
Cuyahoga County, OH, Hospital Rev. (The Metrohealth System), 4.75%, 2/15/2047	5,240,000	5,271,230
Cuyahoga County, OH, Hospital Rev. (The Metrohealth System), 5.25%, 2/15/2047	14,205,000	15,033,862
Cuyahoga County, OH, Hospital Rev. (The Metrohealth System), 5.5%, 2/15/2052	875,000	940,739
Cuyahoga County, OH, Hospital Rev. (The Metrohealth System), 5%, 2/15/2057	3,355,000	3,464,675
Cuyahoga County, OH, Hospital Rev. (The Metrohealth System), 5.5%, 2/15/2057	13,520,000	14,516,830
Franklin County, OH, Health Care Facilities Improvement Rev. (Friendship Village of Dublin, OH, Inc.), 5%, 11/15/2034	1,380,000	1,446,157

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - continued
Franklin County, OH, Health Care Facilities Improvement Rev. (Friendship Village of Dublin, OH, Inc.), 5%, 11/15/2044	$2,055,000	$2,130,994
Gallia County, OH, Hospital Facilities Rev. (Holzer Health Systems), “A”, 8%, 7/01/2042	8,185,000	9,026,009
Lake County, OH, Hospital Facilities Rev., 6%, 8/15/2043	460,000	461,518
Lucas County, OH, Hospital Rev. (Promedica Healthcare), “A”, 5.25%, 11/15/2048	1,700,000	1,839,026
Miami County, OH, Hospital Facilities Rev., “A”, 5%, 8/01/2049	13,945,000	15,303,103
Montgomery County, OH, Health Care & Multifamily Housing Rev. (St. Leonard), 6.375%, 4/01/2030	2,235,000	2,312,622
Montgomery County, OH, Health Care & Multifamily Housing Rev. (St. Leonard), 6.625%, 4/01/2040	3,230,000	3,358,780
Ohio Air Quality Development Authority, Facilities Rev. (Pratt Paper LLC Project), 3.75%, 1/15/2028	1,835,000	1,828,064
Ohio Air Quality Development Authority, Facilities Rev. (Pratt Paper LLC Project), 4.25%, 1/15/2038	2,325,000	2,312,980
Ohio Air Quality Development Authority, Facilities Rev. (Pratt Paper LLC Project), 4.5%, 1/15/2048	3,115,000	3,137,771
Ohio Educational Facility Commission Rev. (The Cleveland Institute of Art Project), 5%, 12/01/2038	680,000	679,952
Ohio Educational Facility Commission Rev. (The Cleveland Institute of Art Project), 5.25%, 12/01/2043	1,390,000	1,408,000
Ohio Educational Facility Commission Rev. (The Cleveland Institute of Art Project), 5.25%, 12/01/2048	1,000,000	1,009,100
Ohio Educational Facility Commission Rev. (The Cleveland Institute of Art Project), 5.5%, 12/01/2053	1,000,000	1,024,300
Ohio Housing Finance Agency, 4.5%, 9/01/2049 (u)	13,220,000	14,408,742
Ohio Housing Finance Agency Residential Mortgage Rev. (Mortgage-Backed Securities Program), “A”, 4.5%, 9/01/2048 (u)	10,000,000	10,844,100
Ohio Tax Exempt Private Activity (Portsmouth Bypass Project), AGM, 5%, 12/31/2035	7,865,000	8,731,723
Riversouth, OH, Authority Rev. (Lazarus Building), “A”, 5.75%, 12/01/2027	3,480,000	3,487,343
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5.5%, 12/01/2029	690,000	761,353
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5.75%, 12/01/2032	3,725,000	3,982,472
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5%, 12/01/2035	2,645,000	2,772,674

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - continued
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5%, 12/01/2043	$1,715,000	$1,734,740
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5.5%, 12/01/2043	2,100,000	2,187,843
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 5/15/2040	400,000	427,592
The Ohio State University, Special Purpose Rev., “A”, 5%, 6/01/2038 (u)	3,355,000	3,715,562
The Ohio State University, Special Purpose Rev., “A”, 5%, 6/01/2043 (u)	8,150,000	8,990,591

		$365,516,347
Oklahoma - 1.1%
Catoosa, OK, Industrial Authority Sales Tax Rev., 4%, 10/01/2028	$835,000	$832,979
Fort Sill Apache Tribe, OK, Economic Development Authority, Gaming Enterprise., “A”, 8.5%, 8/25/2026 (n)	2,610,000	2,950,553
Oklahoma Development Finance Authority, First Mortgage Rev. (Sommerset Project), 5%, 7/01/2042	1,390,000	1,446,309
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5%, 8/15/2029	695,000	800,140
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5%, 8/15/2033	3,525,000	3,908,097
Oklahoma Development Finance Authority, Health System Rev.
(OU Medicine Project), “B”, 5%, 8/15/2038	4,935,000	5,306,605
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5.25%, 8/15/2043	5,285,000	5,782,266
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5.25%, 8/15/2048	4,930,000	5,369,411
Oklahoma Housing Finance Agency, Single Family Mortgage Rev. (Homeownership Loan Project), “A”, 4.75%, 9/01/2048	4,475,000	4,909,970
Tulsa County, OK, Industrial Authority, Senior Living Community Rev. (Montereau, Inc.), “A”, 7.25%, 11/01/2045 (Prerefunded 5/01/2020)	3,500,000	3,727,675
Tulsa, OK, Airport Improvement Trust Rev., “A”, 5%, 6/01/2045	660,000	712,008
Tulsa, OK, Industrial Authority Rev. (University of Tulsa), 6%, 10/01/2027	4,795,000	4,907,539
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines, Inc.), 5%, 6/01/2035 (Put Date 6/01/2025)	2,005,000	2,163,595
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines, Inc.), “B”, 5.5%, 6/01/2035	5,260,000	5,621,888

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Oklahoma - continued
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines, Inc.), “B”, 5.5%, 12/01/2035	$6,615,000	$7,070,112

		$55,509,147
Oregon - 0.5%
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 4.5%, 5/01/2029	$655,000	$689,460
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 5%, 5/01/2036	1,100,000	1,178,991
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 5%, 5/01/2040	815,000	851,096
Oregon Facilities Authority Rev. (Concordia University Project), “A”, 6.125%, 9/01/2030 (Prerefunded 9/01/2020)	2,195,000	2,319,434
Oregon Facilities Authority Rev. (Concordia University Project), “A”, 6.375%, 9/01/2040 (Prerefunded 9/01/2020)	4,100,000	4,388,599
Port of Portland, OR, International Airport Rev., “24B”, 5%, 7/01/2042	1,160,000	1,277,578
State of Oregon, Housing & Community Services Department Mortgage Rev. (Single-Family Mortgage Program), “D”, 4.75%, 1/01/2050 (u)	11,720,000	12,860,825

		$23,565,983
Pennsylvania - 7.5%
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), 5%, 10/15/2037	$700,000	$746,711
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), 5%, 10/15/2047	930,000	981,596
Allegheny County, PA, Hospital Development Authority Rev. (Allegheny Health Network Obligated Group), “A”, 4%, 4/01/2044	17,450,000	17,231,002
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Project), 5%, 5/01/2023	395,000	417,187
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Project), 5%, 5/01/2028	765,000	835,066
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Project), 5%, 5/01/2033	765,000	824,800
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Project), 5%, 5/01/2042	2,175,000	2,310,415
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Project), 5.375%, 5/01/2042	6,700,000	6,789,512
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Refunding Project), 5%, 5/01/2032	2,505,000	2,691,998
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Refunding Project), 5%, 5/01/2042	1,990,000	2,102,654

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev., “A”, 5%, 5/01/2035	$1,110,000	$1,146,286
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev., “A”, 5%, 5/01/2042	4,605,000	4,709,718
Berks County, PA, Reading School District, AGM, 5%, 3/01/2035	445,000	504,982
Berks County, PA, Reading School District, AGM, 5%, 3/01/2036	460,000	520,127
Berks County, PA, Reading School District, AGM, 5%, 3/01/2037	390,000	438,711
Berks County, PA, Reading School District, AGM, 5%, 3/01/2038	175,000	196,198
Blythe Township, PA, Solid Waste Authority Rev., 7.75%, 12/01/2037	7,825,000	8,295,126
Chester County, PA, Health & Education Facilities Authority Rev. (Simpson Senior Services Project), “A”, 5%, 12/01/2030	815,000	828,602
Chester County, PA, Health & Education Facilities Authority Rev. (Simpson Senior Services Project), “A”, 5%, 12/01/2035	815,000	819,621
Chester County, PA, Health & Education Facilities Authority Rev. (Simpson Senior Services Project), “A”, 5.25%, 12/01/2045	1,730,000	1,758,631
Chester County, PA, Industrial Development Authority Educational Facilities Rev. (Avon Grove Charter School), “A”, 4.75%, 12/15/2037	885,000	895,815
Chester County, PA, Industrial Development Authority Educational Facilities Rev. (Avon Grove Charter School), “A”, 5%, 12/15/2047	2,040,000	2,079,392
Chester County, PA, Industrial Development Authority Educational Facilities Rev. (Avon Grove Charter School), “A”, 5%, 12/15/2051	610,000	617,369
Clairton, PA, Municipal Authority Sewer Rev., “B”, 5%, 12/01/2037	1,735,000	1,842,657
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2032	1,395,000	1,589,965
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2033	1,195,000	1,351,748
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2034	605,000	681,260
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6%, 1/01/2030	1,035,000	1,057,894
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6%, 1/01/2040	4,300,000	4,384,667
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 5.25%, 1/01/2041	965,000	979,755
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6.125%, 1/01/2045	7,220,000	7,367,505
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/2022	1,660,000	1,766,539
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/2023	855,000	924,819

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Dallas, PA, Municipal Authority, University Rev. (Misericordia University Project), 5%, 5/01/2029	$1,335,000	$1,409,760
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2030	330,000	355,047
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2035	420,000	443,764
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2039	325,000	337,132
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2046	180,000	185,578
Erie County, PA, Water Authority Rev., “D”, BAM, 4%, 12/01/2038	750,000	778,388
Franklin County, PA, Industrial Development Authority Rev. (Menno-Haven, Inc. Project), 5%, 12/01/2038	2,795,000	2,849,167
Franklin County, PA, Industrial Development Authority Rev. (Menno-Haven, Inc. Project), 5%, 12/01/2043	3,685,000	3,727,562
Franklin County, PA, Industrial Development Authority Rev. (Menno-Haven, Inc. Project), 5%, 12/01/2048	3,730,000	3,758,572
Franklin County, PA, Industrial Development Authority Rev. (Menno-Haven, Inc. Project), 5%, 12/01/2053	3,660,000	3,673,835
Fulton County, PA, Industrial Development Authority Hospital Rev. (Medical Center Project), 5%, 7/01/2040	5,045,000	5,072,697
Fulton County, PA, Industrial Development Authority Hospital Rev. (Medical Center Project), “B”, 5%, 7/01/2046	3,450,000	3,444,721
Fulton County, PA, Industrial Development Authority Hospital Rev. (Medical Center Project), “B”, 5%, 7/01/2051	4,280,000	4,245,846
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), “A”, 5%, 12/01/2043	7,735,000	8,497,748
Luzerne County, PA, “A”, AGM, 5%, 11/15/2029	6,760,000	7,726,207
Montgomery County, PA, Industrial Development Authority Rev. (Albert Einstein Healthcare Network Issue), “A”, 5.25%, 1/15/2036	8,510,000	9,222,372
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care Retirement Community Project), 5.375%, 1/01/2050	8,275,000	8,206,731
Moon Industrial Development Authority Rev. (Baptist Homes Society), 6.125%, 7/01/2050	3,915,000	4,116,544
Northeastern PA, Hospital & Education Authority Rev. (Wilkes University Project), “A”, 5%, 3/01/2037	1,355,000	1,430,053

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Pennsylvania Economic Development Financing Authority Rev. (The Pennsylvania Rapid Bridge Replacement Project), 5%, 12/31/2030	$2,010,000	$2,237,009
Pennsylvania Economic Development Financing Authority Rev. (The Pennsylvania Rapid Bridge Replacement Project), 5%, 12/31/2034	9,950,000	10,882,016
Pennsylvania Economic Development Financing Authority, Sewer Sludge Disposal Rev. (Philadelphia Biosolids Facility), 6.25%, 1/01/2032	3,415,000	3,505,532
Pennsylvania Higher Educational Facilities Authority Rev. (East Stroudsburg University), 5%, 7/01/2042	2,525,000	2,558,456
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 5.8%, 7/01/2030 (Prerefunded 7/01/2020)	740,000	780,219
Pennsylvania Higher Educational Facilities Authority Rev. (Saint Francis University Project), “JJ2”, 6.25%, 11/01/2041 (Prerefunded 11/01/2021)	1,545,000	1,728,948
Pennsylvania Higher Educational Facilities Authority Rev. (Shippensburg University Student Services, Inc. Housing Project), 6.25%, 10/01/2043 (Prerefunded 10/01/2021)	8,435,000	9,397,855
Pennsylvania Higher Educational Facilities Authority Rev. (Shippensburg University Student Services, Inc. Housing Project), 5%, 10/01/2044 (Prerefunded 10/01/2022)	4,990,000	5,541,545
Pennsylvania Higher Educational Facilities Authority Rev. (University of Pennsylvania), “A”, 5%, 2/15/2048	29,795,000	34,123,022
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “128A”, 4.75%, 4/01/2033 (u)	7,635,000	8,226,636
Philadelphia, PA, Authority for Industrial Development Rev. (Discovery Charter School Project), 6.25%, 4/01/2037	1,065,000	1,074,276
Philadelphia, PA, Authority for Industrial Development Rev. (Discovery Charter School Project), 6.25%, 4/01/2042	1,950,000	1,962,538
Philadelphia, PA, Authority for Industrial Development Rev. (KIPP Charter School Project), “B”, 4%, 4/01/2026	1,535,000	1,520,755
Philadelphia, PA, Authority for Industrial Development Rev. (KIPP Charter School Project), “B”, 5%, 4/01/2046	3,500,000	3,448,620
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), 6%, 8/01/2035 (Prerefunded 8/01/2020)	470,000	498,421
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “A”, 5.625%, 8/01/2036	885,000	893,877
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “A”, 5.25%, 8/01/2046	2,620,000	2,634,489
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “A”, 5.75%, 8/01/2046	4,790,000	4,816,010

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “A”, 5.375%, 8/01/2051	$1,910,000	$1,923,446
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “B”, 6%, 8/01/2051	3,310,000	3,357,763
Philadelphia, PA, Authority for Industrial Development Rev. (Philadelphia Performing Arts Charter School Project), 6.5%, 6/15/2033	2,780,000	2,867,070
Philadelphia, PA, Authority for Industrial Development Rev. (Philadelphia Performing Arts Charter School Project), 6.75%, 6/15/2043	5,820,000	5,997,161
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), 6.875%, 6/15/2033	1,145,000	1,233,257
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), 7.375%, 6/15/2043	1,975,000	2,150,242
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), “A-1”, 6.75%, 6/15/2033	850,000	911,387
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), “A-1”, 7%, 6/15/2043	1,670,000	1,793,947
Philadelphia, PA, Authority for Industrial Development Rev. (Thomas Jefferson University), “A”, 5%, 9/01/2035	895,000	1,001,389
Philadelphia, PA, Authority for Industrial Development Rev. (Thomas Jefferson University), “A”, 5%, 9/01/2042	3,135,000	3,440,568
Philadelphia, PA, Authority for Industrial Development, Multifamily Housing Rev. (University Square Apartment Project- Section 8), “I”, 5%, 12/01/2037	2,655,000	2,868,781
Philadelphia, PA, Authority for Industrial Development, Multifamily Housing Rev. (University Square Apartment Project- Section 8), “I”, 5%, 12/01/2058	10,580,000	11,131,747
Philadelphia, PA, Authority for Industrial Development, Multifamily Housing Rev. (University Square Apartment Project- Section 8), “III”, 5.25%, 12/01/2047	3,245,000	3,146,352
Philadelphia, PA, Authority for Industrial Development, Multifamily Housing Rev. (University Square Apartment Project- Section 8), “III”, 5.5%, 12/01/2058	4,690,000	4,568,763
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), “A”, 5%, 7/01/2037	2,290,000	2,330,808
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), “A”, 5%, 7/01/2042	2,600,000	2,626,546
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), “A”, 5%, 7/01/2049	3,655,000	3,674,774

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Philadelphia, PA, Gas Works Rev. (1998 General Ordinance), “15”, 5%, 8/01/2042	$8,405,000	$9,239,953
Philadelphia, PA, Municipal Authority Rev., 6.5%, 4/01/2034	1,060,000	1,068,226
Philadelphia, PA, School District, “A”, 5%, 9/01/2033	405,000	459,387
Philadelphia, PA, School District, “A”, 5%, 9/01/2035	1,015,000	1,139,693
Philadelphia, PA, School District, “A”, 5%, 9/01/2036	510,000	569,573
Philadelphia, PA, School District, “A”, 5%, 9/01/2037	510,000	566,508
Philadelphia, PA, School District, “A”, 5%, 9/01/2038	510,000	563,897
Philadelphia, PA, School District, “B”, 5%, 9/01/2043	1,525,000	1,661,747
Philadelphia, PA, School District, “F”, 5%, 9/01/2037	980,000	1,079,098
Philadelphia, PA, School District, “F”, 5%, 9/01/2038	245,000	268,919
Scranton-Lackawanna, PA, Health and Welfare Authority, University Rev. (Marywood University Project), 5%, 6/01/2046	10,015,000	9,867,479
Southcentral, PA, General Authority Rev. (WellSpan Health Obligated Group), “A”, 5%, 6/01/2044	3,000,000	3,227,310
State Public School Building Authority, PA, School Lease Rev. (The School District of Philadelphia Project), 5%, 4/01/2028	1,740,000	1,848,907
State Public School Building Authority, PA, School Lease Rev. (The School District of Philadelphia Project), “A”, AGM, 5%, 6/01/2032	11,030,000	12,426,839
State Public School Building Authority, PA, School Lease Rev. (The School District of Philadelphia Project), “A”, AGM, 5%, 6/01/2033	19,350,000	21,696,187
Washington County, PA, Redevelopment Authority Refunding Rev. (Victory Centre Tax Increment Financing Project), 4%, 7/01/2023	605,000	604,498
Washington County, PA, Redevelopment Authority Refunding Rev. (Victory Centre Tax Increment Financing Project), 5%, 7/01/2035	355,000	358,032
West Shore, PA, Area Authority Rev. (Messiah Village Project) “A”, 5%, 7/01/2030	395,000	416,666
West Shore, PA, Area Authority Rev. (Messiah Village Project) “A”, 5%, 7/01/2035	390,000	405,799

		$367,492,995
Puerto Rico - 8.9%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 7/01/2044	$10,000,000	$9,525,000
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5%, 7/01/2028	810,000	835,151
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5.125%, 7/01/2047	3,355,000	3,395,059
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ASSD GTY, 5.25%, 7/01/2041	5,790,000	6,173,703
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “A”, NATL, 4.75%, 7/01/2038	4,800,000	4,739,952
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.5%, 7/01/2029	1,085,000	1,218,466

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2032	$1,080,000	$1,185,991
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2033	2,800,000	3,067,540
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2036	4,440,000	4,816,956
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	8,365,000	8,581,235
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	630,000	630,473
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AAC, 5.25%, 7/01/2038	27,620,000	29,202,626
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, ASSD GTY, 5.25%, 7/01/2041	15,420,000	16,441,883
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	11,750,000	12,380,387
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “M”, ASSD GTY, 5%, 7/01/2032	1,130,000	1,149,764
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.25%, 7/01/2030	5,575,000	6,016,986
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.25%, 7/01/2031	3,090,000	3,329,691
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2036	9,105,000	9,877,559
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2032	2,140,000	2,277,902
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2033	5,265,000	5,593,694
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “Y”, AGM, 6.25%, 7/01/2021	9,540,000	9,954,418
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “N”, AAC, 0%, 7/01/2019	1,425,000	1,402,100
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “N”, AAC, 0%, 7/01/2020	1,545,000	1,450,338
Commonwealth of Puerto Rico Highway & Transportation Authority Unrefunded Rev., “A”, NATL, 5%, 7/01/2038	810,000	810,032
Commonwealth of Puerto Rico, “A”, AGM, 5.375%, 7/01/2025	750,000	795,285
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2020	2,320,000	2,382,501
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2021	875,000	910,534
Commonwealth of Puerto Rico, Public Improvement, AAC, 4.5%, 7/01/2023	515,000	515,304
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	12,830,000	13,300,733

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5.25%, 7/01/2030	$1,345,000	$1,383,992
Commonwealth of Puerto Rico, Public Improvement, “C-7”, NATL, 6%, 7/01/2027	3,665,000	3,793,165
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AAC, 5%, 7/01/2020	840,000	842,134
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AAC, 5%, 7/01/2031	11,555,000	11,561,355
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.625%, 7/01/2023	555,000	555,017
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.65%, 7/01/2024	2,345,000	2,344,906
Puerto Rico Electric Power Authority Rev., “MM”, NATL, 5%, 7/01/2020	65,000	66,308
Puerto Rico Electric Power Authority Rev., “NN”, NATL, 5.25%, 7/01/2022	2,165,000	2,263,681
Puerto Rico Electric Power Authority Rev., “NN”, NATL, 4.75%, 7/01/2033	380,000	380,019
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/2022	1,150,000	1,157,521
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/2024	240,000	240,970
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/2025	260,000	260,881
Puerto Rico Electric Power Authority Rev., “RR”, ASSD GTY, 5%, 7/01/2028	185,000	190,744
Puerto Rico Electric Power Authority Rev., “RR”, NATL, 5%, 7/01/2021	2,010,000	2,026,261
Puerto Rico Electric Power Authority Rev., “RR”, NATL, 5%, 7/01/2022	695,000	699,545
Puerto Rico Electric Power Authority Rev., “SS”, ASSD GTY, 4.375%, 7/01/2030	280,000	279,992
Puerto Rico Electric Power Authority Rev., “SS”, NATL, 5%, 7/01/2019	3,825,000	3,844,852
Puerto Rico Electric Power Authority Rev., “SS”, NATL, 5%, 7/01/2020	815,000	821,960
Puerto Rico Electric Power Authority Rev., “TT”, NATL, 5%, 7/01/2024	1,230,000	1,234,969
Puerto Rico Electric Power Authority Rev., “TT”, NATL, 5%, 7/01/2026	65,000	65,176
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 5%, 7/01/2022	490,000	501,201
Puerto Rico Electric Power Authority Rev., “UU”, ASSD GTY, 4.25%, 7/01/2027	1,705,000	1,705,341

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Electric Power Authority Rev., “UU”, NATL, 5%, 7/01/2019	$885,000	$890,868
Puerto Rico Electric Power Authority Rev., “V”, AGM, 5.25%, 7/01/2027	375,000	411,821
Puerto Rico Electric Power Authority Rev., “V”, NATL, 5.25%, 7/01/2033	8,935,000	9,492,812
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2025	475,000	506,298
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2026	1,070,000	1,144,322
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2029	3,765,000	4,029,717
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2030	5,165,000	5,516,891
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	35,080,000	37,340,555
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Cogeneration Facilities - AES Puerto Rico Project), 6.625%, 6/01/2026	4,530,000	4,411,087
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NATL, 5%, 7/01/2033	4,780,000	4,787,266
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 4%, 4/01/2020	165,000	163,274
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2021	45,000	44,909
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2021	570,000	573,870
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 12/01/2021	550,000	548,895
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2022	645,000	645,426

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2026	$200,000	$196,500
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2027	2,645,000	2,585,487
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.5%, 12/01/2031	980,000	967,750
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	1,330,000	1,273,475
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2036	1,120,000	1,045,800
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	1,625,000	1,537,656
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 4.375%, 10/01/2031	525,000	471,188
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 5%, 10/01/2042	1,330,000	1,180,375
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2023	5,450,000	5,826,431
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2024	11,530,000	12,437,411
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2025	1,145,000	1,244,455
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2026	9,895,000	10,817,511
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2027	17,840,000	19,572,978
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2028	1,075,000	1,182,597
Puerto Rico Infrastructure Financing Authority Special Tax Rev., Capital Appreciation, “A”, AAC, 0%, 7/01/2029	13,415,000	7,479,802

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Infrastructure Financing Authority Special Tax Rev., Capital Appreciation, “A”, AAC, 0%, 7/01/2037	$8,455,000	$3,009,050
Puerto Rico Infrastructure Financing Authority Special Tax Rev., Capital Appreciation, “A”, AAC, 0%, 7/01/2043	2,295,000	583,274
Puerto Rico Infrastructure Financing Authority Special Tax Rev., Capital Appreciation, “A”, AAC, 0%, 7/01/2044	7,350,000	1,766,058
Puerto Rico Infrastructure Financing Authority Special Tax Rev., Capital Appreciation, “C”, AAC, 0%, 7/01/2028	1,085,000	639,890
Puerto Rico Municipal Finance Agency, “A”, AGM, 5%, 8/01/2027	325,000	335,374
Puerto Rico Public Buildings Authority Government Facilities Rev., “I”, ASSD GTY, 5%, 7/01/2036	735,000	748,972
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-3”, NATL, 6%, 7/01/2023	3,400,000	3,686,348
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-3”, NATL, 6%, 7/01/2027	1,470,000	1,521,406
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-3”, NATL, 6%, 7/01/2028	490,000	505,881
Puerto Rico Public Buildings Authority Government Facilities Rev., “N”, ASSD GTY, 5%, 7/01/2032	690,000	707,837
Puerto Rico Public Buildings Authority Rev., “M-2”, AAC, 10%, 7/01/2035	6,225,000	6,570,114
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.5%, 8/01/2021 (a)(d)	525,000	255,938
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.5%, 8/01/2023 (a)(d)	305,000	148,688
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.25%, 8/01/2027 (a)(d)	430,000	209,625
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.5%, 8/01/2028 (a)(d)	12,995,000	6,335,062
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.25%, 8/01/2030 (a)(d)	1,925,000	938,437
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.5%, 8/01/2037 (a)(d)	620,000	302,250
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.375%, 8/01/2038 (a)(d)	910,000	443,625
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.375%, 8/01/2039 (a)(d)	3,085,000	1,503,937
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.5%, 8/01/2040 (a)(d)	935,000	455,813
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.25%, 8/01/2041 (a)(d)	5,560,000	2,710,500
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.5%, 8/01/2042 (a)(d)	660,000	321,750

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 6%, 8/01/2042 (a)(d)	$1,330,000	$651,700
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5%, 8/01/2043 (a)(d)	515,000	251,063
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 6.5%, 8/01/2044 (a)(d)	5,570,000	2,729,300
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, AGM, 5%, 8/01/2040	1,940,000	1,953,910
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5.25%, 8/01/2040 (a)(d)	7,565,000	6,241,125
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AAC, 0%, 8/01/2047	78,835,000	15,800,899
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AAC, 0%, 8/01/2054	12,535,000	1,692,726
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2040	7,690,000	2,282,930
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2041	17,675,000	4,958,898
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2042	19,970,000	5,295,045
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2043	12,205,000	3,058,207
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2044	40,250,000	9,531,602
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2045	2,720,000	608,627
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2046	43,880,000	9,280,181
University of Puerto Rico Rev., “P”, NATL, 5%, 6/01/2025	595,000	597,017

		$435,141,739
Rhode Island - 0.1%
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.8%, 12/01/2031	$1,925,000	$1,967,023
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.5%, 12/01/2034	2,845,000	2,870,747

		$4,837,770
South Carolina - 0.8%
Richland County, SC, Environmental Improvement Rev. (International Paper), “A”, 3.875%, 4/01/2023	$4,130,000	$4,306,310
South Carolina Jobs & Economic Development Authority, 5%, 4/01/2048	1,500,000	1,505,880

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
South Carolina - continued
South Carolina Jobs & Economic Development Authority, 5.25%, 4/01/2053	$2,060,000	$2,088,510
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), 5.125%, 5/01/2048	805,000	804,332
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), “B”, 5%, 5/01/2037	925,000	928,654
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Wesley Commons), 5%, 10/01/2036	5,735,000	5,800,092
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Hampton Regional Medical Center Project), 4%, 11/01/2029	3,240,000	3,255,908
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Hampton Regional Medical Center Project), 5%, 11/01/2033	3,570,000	3,811,939
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Hampton Regional Medical Center Project), 5%, 11/01/2037	1,380,000	1,449,676
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Hampton Regional Medical Center Project), 5%, 11/01/2042	3,515,000	3,645,758
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Hampton Regional Medical Center Project), 5%, 11/01/2046	1,905,000	1,970,303
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Palmetto Health), 5.75%, 8/01/2039 (Prerefunded 8/01/2019)	940,000	958,556
South Carolina Jobs & Economic Development Authority, Residential Care Facilities Rev. (South Carolina Episcopal Home at Still Hopes), 5%, 4/01/2047	2,655,000	2,665,408
South Carolina Jobs & Economic Development Authority, Residential Care Facilities Rev. (South Carolina Episcopal Home at Still Hopes), 5%, 4/01/2052	2,610,000	2,597,263
South Carolina Port Authority Rev., 5.25%, 7/01/2050	1,485,000	1,613,438
South Carolina Public Service Authority Rev., “A”, 5%, 12/01/2049	1,750,000	1,833,090

		$39,235,117
Tennessee - 1.2%
Blount County, TN, Health & Educational Facilities Board Rev. (Asbury, Inc.), “A”, 5%, 1/01/2037	$750,000	$769,170
Blount County, TN, Health & Educational Facilities Board Rev. (Asbury, Inc.), “A”, 5%, 1/01/2047	1,575,000	1,601,681
Chattanooga, TN, Health Educational & Housing Facility Board Rev. (Catholic Health Initiatives), “A”, 5.25%, 1/01/2045	2,270,000	2,404,498
Claiborne County, TN, Industrial Development Board Rev. (Lincoln Memorial University Project), 6.125%, 10/01/2040	5,000,000	5,207,750

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Tennessee - continued
Johnson City, TN, Health & Educational Facilities Board Rev. (Appalachian Christian Village Project), “A”, 5%, 2/15/2043	$3,000,000	$2,546,550
Johnson City, TN, Health & Educational Facilities Board, Hospital Rev. (Mountain States Health Alliance), 6%, 7/01/2038 (Prerefunded 7/01/2020)	1,700,000	1,799,552
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health System, Inc.), 5%, 4/01/2030	680,000	744,736
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health System, Inc.), 5%, 4/01/2031	800,000	870,272
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health System, Inc.), 5%, 4/01/2036	500,000	533,410
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Trousdale Foundation Properties), “A”, 6.25%, 4/01/2049	9,915,000	9,873,952
Metropolitan Government of Nashville, TN, Airport Authority Improvement Rev., “B”, 5%, 7/01/2040	3,000,000	3,276,030
Shelby County, TN, Health, Educational & Housing Board Residential Care Facility Mortgage Rev. (Village at Germantown), 5%, 12/01/2034	500,000	508,810
Shelby County, TN, Health, Educational & Housing Board Residential Care Facility Mortgage Rev. (Village at Germantown), 5.25%, 12/01/2044	1,000,000	1,026,140
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	2,105,000	2,297,986
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2024	3,625,000	4,074,427
Tennessee Housing Development Agency, Residential Financing Program Rev., “1”, 4%, 1/01/2043	2,665,000	2,824,953
Tennessee Housing Development Agency, Residential Financing Program Rev., “3”, 4.25%, 7/01/2049	2,915,000	3,127,795
Tennessee Housing Development Agency, Residential Financing Program Rev., “4”, 4.5%, 7/01/2049 (u)	13,525,000	14,691,802

		$58,179,514
Texas - 6.3%
Arlington, TX (Tarrant County), Senior Lien Special Tax Rev., “A”, AGM, 5%, 2/15/2037	$800,000	$919,600
Arlington, TX (Tarrant County), Senior Lien Special Tax Rev., “A”, AGM, 5%, 2/15/2038	655,000	750,145
Arlington, TX (Tarrant County), Senior Lien Special Tax Rev., “A”, AGM, 5%, 2/15/2043	3,400,000	3,831,188
Arlington, TX, Higher Education Finance Corp. Education Rev. (Newman International Academy), “A”, 5.375%, 8/15/2036	820,000	830,873

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Arlington, TX, Higher Education Finance Corp. Education Rev. (Newman International Academy), “A”, 5.5%, 8/15/2046	$3,680,000	$3,706,974
Arlington, TX, Higher Education Finance Corp. Education Rev. (UME Preparatory Academy), “A”, 5%, 8/15/2038	1,060,000	1,024,077
Arlington, TX, Higher Education Finance Corp. Education Rev. (UME Preparatory Academy), “A”, 5%, 8/15/2048	1,750,000	1,647,205
Arlington, TX, Higher Education Finance Corp. Education Rev. (UME Preparatory Academy), “A”, 5%, 8/15/2053	1,695,000	1,563,841
Arlington, TX, Higher Education Finance Corp. Education Rev. (Wayside Schools), “A”, 4.375%, 8/15/2036	555,000	538,128
Arlington, TX, Higher Education Finance Corp. Education Rev. (Wayside Schools), “A”, 4.625%, 8/15/2046	1,040,000	1,006,169
Austin, TX, (Travis, Williamson and Hays Counties) Airport System Rev., “B”, 5%, 11/15/2041	930,000	1,020,266
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, 5%, 1/01/2029	890,000	1,007,587
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, 5%, 1/01/2031	1,325,000	1,494,388
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, 5%, 1/01/2034	260,000	279,110
Austin, TX, Convention Center (Convention Enterprises, Inc.), “B”, 5%, 1/01/2026	615,000	683,917
Austin, TX, Convention Center (Convention Enterprises, Inc.), “B”, 5%, 1/01/2028	400,000	439,384
Austin, TX, Convention Center (Convention Enterprises, Inc.), “B”, 5%, 1/01/2030	585,000	637,129
Central Texas Regional Mobility Authority Senior Lien Rev., “A”, 5%, 1/01/2045	1,315,000	1,423,395
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 6%, 8/15/2033	845,000	952,011
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 5.75%, 8/15/2041 (Prerefunded 8/15/2021)	695,000	761,164
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 6%, 8/15/2043	1,850,000	2,046,285
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 3.375%, 12/01/2024	360,000	354,834
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.125%, 12/01/2040 (Prerefunded 12/01/2020)	4,940,000	5,319,886
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.25%, 12/01/2045 (Prerefunded 12/01/2020)	1,670,000	1,802,147
Dallas and Fort Worth, TX, International Airport Rev., “A”, 5%, 11/01/2038	4,430,000	4,606,624
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	4,370,000	4,694,604

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	$9,175,000	$9,718,710
Deaf Smith County, TX, Hospital District, “A”, 6.5%, 3/01/2040 (Prerefunded 3/01/2020)	3,800,000	3,986,314
Decatur Hospital Authority Rev. (Wise Regional Health System), “A”, 5.25%, 9/01/2044	1,860,000	1,972,232
Gulf Coast, TX, Industrial Development Authority Rev. (CITGO Petroleum Corp.), 4.875%, 5/01/2025	2,345,000	2,391,666
Gulf Coast, TX, Industrial Development Authority Rev. (CITGO Petroleum Corp.), 8%, 4/01/2028	875,000	881,353
Gulf Coast, TX, Industrial Development Authority Rev. (Microgy Holdings Project), 7%, 12/01/2036 (a)(d)	746,831	7
Harris County, TX, Cultural Education Facilities Finance Corp. Rev. (Brazos Presbyterian Homes Inc. Project), 7%, 1/01/2043 (Prerefunded 1/01/2023)	2,265,000	2,694,308
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/2031	1,425,000	1,586,353
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/2032	185,000	205,635
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/2033	450,000	498,677
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/2034	4,580,000	2,351,876
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/2038	40,280,000	15,941,213
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/2041	745,000	276,142
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/2046	1,865,000	532,644
Houston, TX, Airport System Rev., “B”, 5%, 7/01/2026	1,335,000	1,429,344
Houston, TX, Airport System Rev., Special Facilities Rev. (Continental Airlines, Inc.), 6.625%, 7/15/2038	7,680,000	8,234,266
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.5%, 7/01/2020	3,075,000	3,150,061
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.75%, 7/01/2024	4,655,000	5,009,478
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 5%, 7/01/2029	9,905,000	10,804,275
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal Improvement Projects), “B-1”, 5%, 7/15/2030	6,515,000	7,074,508
Houston, TX, Industrial Development Corp. (United Parcel Service, Inc.), 6%, 3/01/2023	100,000	100,233

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Irving, TX, Hospital Authority Rev. (Baylor Scott & White Medical Center-Irving), “A”, 5%, 10/15/2044	$1,290,000	$1,383,035
La Vernia, TX, Higher Education Finance Corp. Rev. (KIPP, Inc.), “A”, 6.25%, 8/15/2039 (Prerefunded 8/15/2019)	1,670,000	1,709,779
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 8/15/2041 (Prerefunded 8/15/2019)	4,385,000	4,520,628
Lufkin, TX, Health Facilities Development Corp. Rev. (Memorial Health System), 6.25%, 2/15/2037 (Prerefunded 2/15/2019)	4,340,000	4,346,163
Matagorda County, TX, Pollution Control Rev. (Central Power & Light Co.), ”A“, 6.3%, 11/01/2029	2,680,000	2,776,882
Mesquite, TX, Health Facilities Development Corp., Retirement Facility Rev. (Christian Care Centers, Inc.), 5%, 2/15/2024	300,000	312,018
Mesquite, TX, Health Facilities Development Corp., Retirement Facility Rev. (Christian Care Centers, Inc.), 5%, 2/15/2030	905,000	925,978
Mesquite, TX, Health Facilities Development Corp., Retirement Facility Rev. (Christian Care Centers, Inc.), 5.125%, 2/15/2030	750,000	770,543
Mesquite, TX, Health Facilities Development Corp., Retirement Facility Rev. (Christian Care Centers, Inc.), 5%, 2/15/2036	500,000	502,420
Mesquite, TX, Health Facilities Development Corp., Retirement Facility Rev. (Christian Care Centers, Inc.), 5.125%, 2/15/2042	1,750,000	1,753,430
Mission, TX, Economic Development Corp. (NatGasoline Project), 4.625%, 10/01/2031	4,240,000	4,323,316
New Hope, TX, Cultural Education Facilities Finance Corp., Capital Improvement Rev. (CHF - Collegiate Housing Denton, L.L.C. - Texas Woman’s University Housing Project), “A-1”, AGM, 5%, 7/01/2038	460,000	507,053
New Hope, TX, Cultural Education Facilities Finance Corp., Capital Improvement Rev. (CHF - Collegiate Housing Denton, L.L.C. - Texas Woman’s University Housing Project), “A-1”, AGM, 5%, 7/01/2048	1,905,000	2,069,573
New Hope, TX, Cultural Education Facilities Finance Corp., Capital Improvement Rev. (CHF - Collegiate Housing Denton, L.L.C. - Texas Woman’s University Housing Project), “A-1”, AGM, 5%, 7/01/2058	1,685,000	1,807,988
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Longhorn Village Project), 5%, 1/01/2037	2,000,000	2,022,040
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Longhorn Village Project), 5%, 1/01/2042	2,000,000	2,005,080
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - The Langford Project), ”A“, 5%, 11/15/2026	295,000	295,445
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - The Langford Project), ”A“, 5.375%, 11/15/2036	420,000	416,875

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - The Langford Project), ”A“, 5.5%, 11/15/2046	$835,000	$829,046
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - The Langford Project), ”A“, 5.5%, 11/15/2052	960,000	945,418
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - The Langford Project), ”B-1“, 3.25%, 11/15/2022	995,000	975,856
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 5.5%, 1/01/2035	1,325,000	1,392,310
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 5.5%, 1/01/2043	1,420,000	1,484,653
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 5.5%, 1/01/2049	1,470,000	1,532,299
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (4-K Housing, Inc. - Stoney Brook Project), ”A-1“, 4.25%, 7/01/2037	445,000	444,987
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (4-K Housing, Inc. - Stoney Brook Project), ”A-1“, 4.5%, 7/01/2042	445,000	448,395
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (4-K Housing, Inc. - Stoney Brook Project), ”A-1“, 5%, 7/01/2047	445,000	462,626
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (4-K Housing, Inc. - Stoney Brook Project), ”A-1“, 4.75%, 7/01/2052	665,000	677,436
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), ”A-1“, 5%, 7/01/2031	230,000	258,237
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), ”A-1“, 4%, 7/01/2036	1,170,000	1,191,013
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), ”A-1“, 5%, 7/01/2046	2,330,000	2,515,654
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), ”A-1“, 5%, 7/01/2051	2,330,000	2,509,363

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), ”B“, 4%, 7/01/2031	$525,000	$531,715
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), ”B“, 4.25%, 7/01/2036	790,000	801,013
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), ”B“, 5%, 7/01/2046	2,105,000	2,198,925
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), ”B“, 4.75%, 7/01/2051	1,845,000	1,893,597
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III, L.L.C. - Tarleton State University Project), 5%, 4/01/2030	310,000	333,058
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III, L.L.C. - Tarleton State University Project), 5%, 4/01/2035	310,000	326,929
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III, L.L.C. - Tarleton State University Project), 5%, 4/01/2047	770,000	796,319
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Texas A&M University Project), ”A“, AGM, 5%, 4/01/2046	1,295,000	1,393,925
Newark, TX, Higher Education Finance Corp. Rev. (A+ Charter Schools, Inc.), ”A“, 5.5%, 8/15/2035	1,530,000	1,596,371
Newark, TX, Higher Education Finance Corp. Rev. (A+ Charter Schools, Inc.), ”A“, 5.75%, 8/15/2045	2,250,000	2,350,643
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), 5%, 6/15/2033	140,000	141,632
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), 5%, 6/15/2038	355,000	357,272
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), 5%, 6/15/2048	705,000	707,305
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), ”A“, 5%, 6/15/2032	540,000	538,925
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), ”A“, 5%, 6/15/2037	595,000	581,684
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), ”A“, 5%, 6/15/2042	715,000	685,478
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), ”A“, 5.25%, 6/15/2048	1,435,000	1,401,306
North Texas Tollway Authority Rev., 6%, 1/01/2043 (Prerefunded 1/01/2021)	1,280,000	1,381,133

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	$6,020,000	$6,421,895
Red River, TX, Health Facilities Development Corp., Retirement Facilities Rev. (MRC The Crossings Project), ”A“, 7.5%, 11/15/2034	1,075,000	1,199,797
Red River, TX, Health Facilities Development Corp., Retirement Facilities Rev. (MRC The Crossings Project), ”A“, 7.75%, 11/15/2044	1,970,000	2,207,385
Red River, TX, Health Facilities Development Corp., Retirement Facilities Rev. (MRC The Crossings Project), ”A“, 8%, 11/15/2049	1,680,000	1,898,652
SA Energy Acquisition Public Facility Corp. (Tex Gas Supply), 5.5%, 8/01/2027	4,000,000	4,715,160
San Juan, TX, Higher Education Finance Authority Education Rev. (Idea Public Schools), ”A“, 6.7%, 8/15/2040 (Prerefunded 8/15/2020)	2,955,000	3,171,217
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Air Force Village Foundation, Inc.), ETM, 5.75%, 11/15/2019	175,000	180,467
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Air Force Village Obligated Group Project), 6.125%, 11/15/2029 (Prerefunded 11/15/2019)	520,000	537,545
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2030	1,500,000	1,554,840
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2035	3,345,000	3,427,822
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2040	4,210,000	4,304,388
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Buckingham Senior Living Community, Inc. Project), 5.625%, 11/15/2041 (a)	2,750,000	2,172,500
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Buckingham Senior Living Community, Inc. Project), ”A“, 5.25%, 11/15/2035 (a)	845,000	667,550
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Buckingham Senior Living Community, Inc. Project), ”A“, 5.5%, 11/15/2045 (a)	3,750,000	2,962,500
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Buckner Retirement Services, Inc. Project), ”B“, 5%, 11/15/2040	2,000,000	2,132,480

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Buckner Retirement Services, Inc. Project), ”B“, 5%, 11/15/2046	$7,180,000	$7,601,394
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Buckner Senior Living - Ventana Project), ”B-3“, 3.875%, 11/15/2022	1,740,000	1,719,137
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Northwest Senior Housing Corporation Edgemere Project), ”A“, 5%, 11/15/2030	2,000,000	2,044,840
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Northwest Senior Housing Corporation Edgemere Project), ”A“, 5%, 11/15/2035	2,350,000	2,372,701
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Northwest Senior Housing Corporation Edgemere Project), ”A“, 5%, 11/15/2045	2,515,000	2,507,455
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Northwest Senior Housing Corporation Edgemere Project), ”B“, 5%, 11/15/2030	3,855,000	3,941,429
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Northwest Senior Housing Corporation Edgemere Project), ”B“, 5%, 11/15/2036	5,105,000	5,151,353
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Stayton at Museum Way), 8%, 11/15/2028	1,000,000	900,000
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Stayton at Museum Way), 8.25%, 11/15/2044	14,305,000	12,874,500
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Trinity Terrace Project), ”A-1“, 5%, 10/01/2044	660,000	688,677
Texas Department of Housing & Community Affairs Single Family Mortgage Rev., ”A“, 4.75%, 3/01/2049 (u)	3,920,000	4,289,578
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	1,375,000	1,589,981
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	1,105,000	1,261,081
Texas Transportation Commission, Central Texas Turnpike System Rev., Capital Appreciation, ”B“, 0%, 8/15/2036	4,605,000	2,232,228
Texas Water Development Board State Water Implementation Rev., ”B“, 4%, 10/15/2043	23,625,000	24,430,849

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/2030 (Prerefunded 11/01/2020)	$3,165,000	$3,441,843
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/2040 (Prerefunded 11/01/2020)	3,560,000	3,878,976
Travis County, TX, Health Facilities Development Corp. Rev., Unrefunded Balance (Westminster Manor Health), 7%, 11/01/2030	410,000	429,090

		$307,222,305
Utah - 0.4%
Salt Lake City, UT, Salt Lake City International Airport Rev., ”A“, 5%, 7/01/2043	$9,190,000	$10,208,804
Utah Charter School Finance Authority, Charter School Rev. (Reagan Academy Project), 5%, 2/15/2036	715,000	721,735
Utah Charter School Finance Authority, Charter School Rev. (Reagan Academy Project), 5%, 2/15/2046	1,285,000	1,277,431
Utah Charter School Finance Authority, Charter School Rev. (Reagan Academy Project), ”A“, 3.5%, 2/15/2026	385,000	368,214
Utah Charter School Finance Authority, Charter School Rev. (Spectrum Academy), 5%, 4/15/2030	745,000	750,453
Utah Charter School Finance Authority, Charter School Rev. (Spectrum Academy), 6%, 4/15/2045	2,395,000	2,433,991
Utah County, UT, Charter School Rev. (Renaissance Academy), ”A“, 5.625%, 7/15/2037	2,325,000	2,324,977

		$18,085,605
Vermont - 0.3%
Burlington, VT, Airport Rev., ”A“, 5%, 7/01/2022	$3,785,000	$3,993,705
Burlington, VT, Airport Rev., ”A“, 4%, 7/01/2028	4,645,000	4,826,434
State of Vermont, Student Assistance Corp. Education Loan Rev., ”A“, 3.625%, 6/15/2029	560,000	564,855
State of Vermont, Student Assistance Corp. Education Loan Rev., ”A“, 3.75%, 6/15/2030	620,000	626,752
State of Vermont, Student Assistance Corp. Education Loan Rev., ”A“, 4%, 6/15/2033	570,000	576,144
State of Vermont, Student Assistance Corp. Education Loan Rev., ”A“, 4%, 6/15/2034	615,000	620,842
State of Vermont, Student Assistance Corp. Education Loan Rev., ”B“, 4.375%, 6/15/2046	755,000	739,032
Vermont Economic Development Authority, Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), 4.625%, 4/01/2036 (Put Date 4/03/2028)	2,445,000	2,445,758

		$14,393,522

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Virginia - 1.0%
Embrey Mill Community Development Authority, VA, Special Assessment Rev., 7.25%, 3/01/2043	$4,760,000	$5,076,207
James City County, VA, Economic Development Authority, Residential Care Facilities Rev. (Virginia United Methodist Homes of Williamsburg), ”A“, 2%, 10/01/2048	981,912	85,917
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort Norfolk Retirement Community), 5%, 1/01/2046	995,000	1,002,035
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort Norfolk Retirement Community), 5.375%, 1/01/2046	2,390,000	2,471,045
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 4%, 9/01/2023	335,000	340,571
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 4.5%, 9/01/2028	580,000	602,806
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 5%, 9/01/2037	1,105,000	1,152,703
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 4.5%, 9/01/2045	3,880,000	3,867,933
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 5%, 9/01/2045	960,000	992,419
Prince William County, VA, Cherry Hill Community Development Authority Rev. (Potomac Shores Project), 5.4%, 3/01/2045	1,780,000	1,813,108
Roanoke, VA, Economic Development Authority, Educational Facilities Rev. (Lynchburg College), ”A“, 5%, 9/01/2032	1,140,000	1,283,013
Roanoke, VA, Economic Development Authority, Educational Facilities Rev. (Lynchburg College), ”A“, 5%, 9/01/2034	490,000	545,973
Virginia College Building Authority, Educational Facilities Rev. (Marymount University), ”B“, 5.25%, 7/01/2030	2,810,000	2,996,921
Virginia College Building Authority, Educational Facilities Rev. (Marymount University), ”B“, 5.25%, 7/01/2035	2,590,000	2,726,441
Virginia Small Business Financing Authority Rev., 5%, 6/01/2047	1,500,000	1,549,110
Virginia Small Business Financing Authority Rev., 5%, 6/01/2052	3,880,000	3,994,809
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	4,975,000	5,436,382
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	9,705,000	10,361,835
Virginia Small Business Financing Authority Rev., Solid Waste Disposal (Covanta Project), 5%, 1/01/2048 (Put Date 7/01/2038)	715,000	728,263
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), ”A“, 6.375%, 3/01/2019 (a)(d)	769,496	15
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), ”B“, 6.25%, 3/01/2019 (a)(d)	6,569,570	131

		$47,027,637

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Washington - 1.4%
Grays Harbor County, WA, Public Hospital District No. 2, Limited Tax General Obligation Refunding, 5%, 12/15/2033	$2,675,000	$2,828,518
Grays Harbor County, WA, Public Hospital District No. 2, Limited Tax General Obligation Refunding, 5%, 12/15/2038	3,415,000	3,533,125
Grays Harbor County, WA, Public Hospital District No. 2, Limited Tax General Obligation Refunding, 5%, 12/15/2048	6,565,000	6,651,395
Kalispel Tribe Indians, WA, Priority District Rev., ”A“, 5%, 1/01/2032 (n)	2,220,000	2,388,365
Kalispel Tribe Indians, WA, Priority District Rev., ”A“, 5.25%, 1/01/2038 (n)	2,500,000	2,662,700
Kalispel Tribe Indians, WA, Priority District Rev., ”B“, 5%, 1/01/2032 (n)	700,000	753,088
Kalispel Tribe Indians, WA, Priority District Rev., ”B“, 5.25%, 1/01/2038 (n)	900,000	958,572
Port Seattle, WA, Industrial Development Corp., Special Facilities Rev. (Delta Airlines, Inc.), 5%, 4/01/2030	4,000,000	4,289,360
Seattle, WA, Municipal Light & Power Improvement Rev., ”C“, 4%, 9/01/2037	7,000,000	7,325,920
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/2029 (Prerefunded 7/01/2019)	1,550,000	1,581,357
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/2039 (Prerefunded 7/01/2019)	3,665,000	3,742,222
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), 5%, 8/15/2035	1,775,000	1,939,755
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), 5%, 8/15/2037	1,805,000	1,957,432
Washington Higher Education Facilities Authority Rev. (Whitworth University), 5.875%, 10/01/2034 (Prerefunded 10/01/2019)	2,435,000	2,500,063
Washington Housing Finance Commission Nonprofit Housing Refunding Rev. (Judson Park Project), 4%, 7/01/2028	225,000	220,840
Washington Housing Finance Commission Nonprofit Housing Refunding Rev. (Judson Park Project), 5%, 7/01/2033	225,000	232,954
Washington Housing Finance Commission Nonprofit Housing Refunding Rev. (Judson Park Project), 5%, 7/01/2038	325,000	332,829
Washington Housing Finance Commission Nonprofit Housing Refunding Rev. (Judson Park Project), 5%, 7/01/2048	450,000	457,083
Washington Housing Finance Commission Nonprofit Housing Refunding Rev. (The Hearthstone Project), ”A“, 5%, 7/01/2038	830,000	844,301
Washington Housing Finance Commission Nonprofit Housing Refunding Rev. (The Hearthstone Project), ”A“, 5%, 7/01/2048	1,420,000	1,428,406

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Washington - continued
Washington Housing Finance Commission Nonprofit Housing Refunding Rev. (The Hearthstone Project), ”A“, 5%, 7/01/2053	$1,375,000	$1,379,029
Washington Housing Finance Commission Nonprofit Housing Rev. (Presbyterian Retirement Communities Northwest Projects), ”A“, 5%, 1/01/2036	2,460,000	2,579,359
Washington Housing Finance Commission Nonprofit Housing Rev. (Presbyterian Retirement Communities Northwest Projects), ”A“, 5%, 1/01/2046	4,675,000	4,850,967
Washington Housing Finance Commission Nonprofit Housing Rev. (Presbyterian Retirement Communities Northwest Projects), ”A“, 5%, 1/01/2051	2,970,000	3,071,782
Washington Housing Finance Commission Nonprofit Housing Rev. (Wesley Homes at Lea Hill Project), 5%, 7/01/2036	1,000,000	1,017,290
Washington Housing Finance Commission Nonprofit Housing Rev. (Wesley Homes at Lea Hill Project), 5%, 7/01/2041	2,000,000	2,022,120
Washington Housing Finance Commission Nonprofit Housing Rev. (Wesley Homes at Lea Hill Project), 5%, 7/01/2046	2,385,000	2,403,985
Washington Housing Finance Commission Nonprofit Housing Rev. (Wesley Homes at Lea Hill Project), 5%, 7/01/2051	3,635,000	3,652,702

		$67,605,519
West Virginia - 0.7%
Monongalia County, WV, Building Commission Improvement Rev. (Monongalia Health System Obligated Group), 5%, 7/01/2028	$1,285,000	$1,405,559
Monongalia County, WV, Building Commission Improvement Rev. (Monongalia Health System Obligated Group), 5%, 7/01/2029	515,000	561,453
Monongalia County, WV, Building Commission Improvement Rev. (Monongalia Health System Obligated Group), 5%, 7/01/2030	1,005,000	1,089,038
Monongalia County, WV, Special District Excise Tax Rev., Refunding & Improvement Bonds (University Town Centre Economic Opportunity Development District), ”A“, 4.5%, 6/01/2027	740,000	731,364
Monongalia County, WV, Special District Excise Tax Rev., Refunding & Improvement Bonds (University Town Centre Economic Opportunity Development District), ”A“, 5.5%, 6/01/2037	1,760,000	1,795,165
Ohio County, WV, Commission Tax Increment Rev. (Fort Henry Centre), 4.75%, 6/01/2031	1,000,000	1,029,680
West Virginia Hospital Finance Authority Hospital Rev. (Cabell Huntington Hospital Obligated Group), ”A“, 5%, 1/01/2043	6,455,000	7,072,614
West Virginia Hospital Finance Authority Hospital Rev. (Charleston Area Medical Center), ”A“, 5%, 9/01/2027	2,100,000	2,300,550
West Virginia Hospital Finance Authority Hospital Rev. (Charleston Area Medical Center), ”A“, 5%, 9/01/2028	1,000,000	1,091,220

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
West Virginia - continued
West Virginia Hospital Finance Authority Hospital Rev. (Thomas Health System), 6.5%, 10/01/2038	$3,450,000	$2,565,040
West Virginia Hospital Finance Authority Hospital Rev. (West Virginia University Health System Obligated Group), ”A“, 4%, 6/01/2051	15,000,000	14,574,750
West Virginia Housing Development Fund, ”A“, FHA, 3.45%, 11/01/2033	610,000	612,153
West Virginia Housing Development Fund, ”A“, FHA, 3.75%, 11/01/2038	585,000	585,796
West Virginia Housing Development Fund, ”A“, FHA, 3.9%, 11/01/2048	360,000	358,726

		$35,773,108
Wisconsin - 3.2%
Wisconsin Health & Educational Facilities Authority Refunding Rev. (American Baptist Homes), 5%, 8/01/2027	$2,530,000	$2,638,410
Wisconsin Health & Educational Facilities Authority Refunding Rev. (American Baptist Homes), 5%, 8/01/2032	2,315,000	2,366,416
Wisconsin Health & Educational Facilities Authority Refunding Rev. (American Baptist Homes), 5%, 8/01/2037	1,265,000	1,272,818
Wisconsin Health & Educational Facilities Authority Refunding Rev. (American Baptist Homes), 5%, 8/01/2039	1,265,000	1,269,339
Wisconsin Health & Educational Facilities Authority Rev. (American Eagle Nursing Home), 7.15%, 6/01/2028	2,675,000	1,337,500
Wisconsin Health & Educational Facilities Authority Rev. (Beloit College), ”A“, 6.125%, 6/01/2035 (Prerefunded 6/01/2020)	710,000	750,293
Wisconsin Health & Educational Facilities Authority Rev. (Beloit College), ”A“, 6.125%, 6/01/2039 (Prerefunded 6/01/2020)	1,435,000	1,516,436
Wisconsin Health & Educational Facilities Authority Rev. (Benevolent Corp. Cedar Community), 5%, 6/01/2037	1,110,000	1,137,362
Wisconsin Health & Educational Facilities Authority Rev. (Benevolent Corp. Cedar Community), 5%, 6/01/2041	955,000	970,595
Wisconsin Health & Educational Facilities Authority Rev. (Marshfield Clinic Health System, Inc.), ”C“, 5%, 2/15/2047	2,035,000	2,186,587
Wisconsin Health & Educational Facilities Authority Rev. (Meriter Hospital), ”A“, 5.5%, 5/01/2031 (Prerefunded 5/01/2021)	1,855,000	2,005,923
Wisconsin Health & Educational Facilities Authority Rev. (Meriter Hospital), ”A“, 6%, 5/01/2041 (Prerefunded 5/01/2021)	1,405,000	1,534,681
Wisconsin Health & Educational Facilities Authority Rev. (Sauk-Prairie Memorial Hospital), 5.25%, 2/01/2043	4,870,000	4,971,783
Wisconsin Health & Educational Facilities Authority Rev. (Sauk-Prairie Memorial Hospital), ”A“, 5.125%, 2/01/2038	5,110,000	5,203,053

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), ”A“, 7.25%, 9/15/2029 (Prerefunded 9/15/2019)	$485,000	$501,175
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), ”A“, 7.625%, 9/15/2039 (Prerefunded 9/15/2019)	1,960,000	2,029,835
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), ”A“, 5%, 9/15/2040	445,000	454,158
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), ”A“, 5%, 9/15/2045	595,000	605,508
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), ”A“, 5%, 9/15/2050	2,430,000	2,467,859
Wisconsin Housing & Economic Development Authority, Home Ownership Rev., ”D“, 4%, 3/01/2047 (u)	8,820,000	9,372,573
Wisconsin Public Finance Authority Education Rev. (Mountain Island Charter School), 5%, 7/01/2037	665,000	682,416
Wisconsin Public Finance Authority Education Rev. (Mountain Island Charter School), 5%, 7/01/2047	1,015,000	1,034,204
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 4.95%, 3/01/2030	1,025,000	1,050,892
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 5.25%, 3/01/2035	1,005,000	1,030,145
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 5.5%, 3/01/2045	2,815,000	2,876,001
Wisconsin Public Finance Authority Educational Facilities Rev. (Community School of Davidson Project), 5%, 10/01/2033	670,000	688,036
Wisconsin Public Finance Authority Educational Facilities Rev. (Community School of Davidson Project), 5%, 10/01/2048	3,265,000	3,267,253
Wisconsin Public Finance Authority Educational Facilities Rev. (Community School of Davidson Project), 3.75%, 10/01/2023	365,000	363,598
Wisconsin Public Finance Authority Healthcare Facility (Church Home of Hartford, Inc. Project), ”A“, 4%, 9/01/2020	310,000	315,016
Wisconsin Public Finance Authority Healthcare Facility (Church Home of Hartford, Inc. Project), ”A“, 5%, 9/01/2025	520,000	555,365
Wisconsin Public Finance Authority Healthcare Facility (Church Home of Hartford, Inc. Project), ”A“, 5%, 9/01/2030	920,000	951,593
Wisconsin Public Finance Authority Healthcare Facility (Church Home of Hartford, Inc. Project), ”A“, 5%, 9/01/2038	1,215,000	1,232,654
Wisconsin Public Finance Authority Higher Education Facilities Rev. (Gannon University Project), 5%, 5/01/2042	595,000	629,962
Wisconsin Public Finance Authority Higher Education Facilities Rev. (Gannon University Project), 5%, 5/01/2047	545,000	575,073

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Public Finance Authority Limited Obligation Grant Rev. (American Dream at Meadowlands Project), ”A“, 6.25%, 8/01/2027	$12,340,000	$13,308,073
Wisconsin Public Finance Authority Limited Obligation PILOT Rev. (American Dream at Meadowlands Project), 6.5%, 12/01/2037	8,145,000	9,019,692
Wisconsin Public Finance Authority Limited Obligation PILOT Rev. (American Dream at Meadowlands Project), 7%, 12/01/2050	4,260,000	4,777,547
Wisconsin Public Finance Authority Rev. (Celanese Corp.), ”B“, 5%, 12/01/2025	3,055,000	3,321,243
Wisconsin Public Finance Authority Rev. (Denver International Airport Great Hall Project), 5%, 9/30/2037	3,030,000	3,319,335
Wisconsin Public Finance Authority Rev. (Roseman University of Health Sciences Project), 5.75%, 4/01/2035	2,805,000	2,989,625
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary’s Woods at Marylhurst Project), ”A“, 5.25%, 5/15/2037	1,995,000	2,086,112
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary’s Woods at Marylhurst Project), ”A“, 5.25%, 5/15/2042	3,915,000	4,063,731
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary’s Woods at Marylhurst Project), ”A“, 5.25%, 5/15/2047	3,830,000	3,962,212
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary’s Woods at Marylhurst Project), ”A“, 5.25%, 5/15/2052	8,800,000	9,055,200
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), ”A“, 5.125%, 11/15/2029	1,905,000	1,970,761
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), ”A“, 5.5%, 11/15/2034	1,730,000	1,803,663
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), ”A“, 5.75%, 11/15/2044	1,685,000	1,773,513
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), ”A“, 6%, 11/15/2049	3,465,000	3,681,424
Wisconsin Public Finance Authority Student Housing Rev. (Western Carolina University Project), 5.25%, 7/01/2047	2,480,000	2,582,449
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), ”B“, 5%, 7/01/2022	955,000	1,004,593
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), ”B“, 5.25%, 7/01/2028	3,815,000	4,114,134
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), ”B“, 5%, 7/01/2042	17,610,000	18,462,676

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), ”C“, 5%, 7/01/2042	$2,870,000	$3,005,206

		$154,145,701
Total Municipal Bonds (Identified Cost, $4,764,562,956)		$4,856,662,568

Investment Companies (h) - 2.3%
Money Market Funds - 2.3%
MFS Institutional Money Market Portfolio, 2.47% (v) (Identified Cost, $114,920,811)	114,932,319	$114,920,825

Other Assets, Less Liabilities - (2.0)%		(98,899,042)
Net Assets - 100.0%		$4,872,684,351

(a)	Non-income producing security.
(d)	In default.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $114,920,825 and $4,856,662,568, respectively.

(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $27,553,137, representing 0.6% of net assets.

(q)	Interest received was less than stated coupon rate.
(u)	Underlying security deposited into special purpose trust upon creation of self-deposited inverse floaters.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

AAC	Ambac Assurance Corp.
AGM	Assured Guaranty Municipal
ASSD GTY	Assured Guaranty Insurance Co.
BAM	Build America Mutual
CALHF	California Health Facility Construction Loan Insurance Program
COP	Certificate of Participation
ETM	Escrowed to Maturity
FHA	Federal Housing Administration
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.

Portfolio of Investments – continued

LIBOR	London Interbank Offered Rate
LOC	Letter of Credit
NATL	National Public Finance Guarantee Corp.
SYNCORA	Syncora Guarantee Inc.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $4,764,562,956)	$4,856,662,568
Investments in affiliated issuers, at value (identified cost, $114,920,811)	114,920,825
Receivables for
Investments sold	13,129,980
Fund shares sold	13,040,605
Interest	49,200,029
Receivable for floating rate certificates issued	10,430,000
Other assets	19,106
Total assets	$5,057,403,113
Liabilities
Payables for
Distributions	$1,989,569
Investments purchased	94,217,335
Fund shares reacquired	10,034,255
Interest expense and fees	272,225
Payable to the holders of the floating rate certificates	76,507,939
Payable to affiliates
Investment adviser	140,452
Shareholder servicing costs	1,258,976
Distribution and service fees	13,279
Payable for independent Trustees’ compensation	5,603
Accrued expenses and other liabilities	279,129
Total liabilities	$184,718,762
Net assets	$4,872,684,351
Net assets consist of
Paid-in capital	$4,805,937,837
Total distributable earnings (loss)	66,746,514
Net assets	$4,872,684,351
Shares of beneficial interest outstanding	602,523,828

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,623,004,120	200,617,723	$8.09
Class B	17,392,004	2,147,668	8.10
Class C	230,386,913	28,448,389	8.10
Class I	2,145,125,445	265,312,563	8.09
Class R6	856,775,869	105,997,485	8.08

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $8.45 [100 /95.75 x $8.09]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I and R6.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$234,589,043
Dividends from affiliated issuers	1,621,972
Other	552
Total investment income	$236,211,567
Expenses
Management fee	$24,881,242
Distribution and service fees	2,680,714
Shareholder servicing costs	3,662,630
Administrative services fee	607,567
Independent Trustees’ compensation	40,657
Custodian fee	355,360
Shareholder communications	231,609
Audit and tax fees	66,916
Legal fees	41,617
Interest expense and fees	719,247
Miscellaneous	331,498
Total expenses	$33,619,057
Fees paid indirectly	(1,401)
Reduction of expenses by investment adviser and distributor	(506,218)
Net expenses	$33,111,438
Net investment income (loss)	$203,100,129

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(10,726,258)
Affiliated issuers	(50)
Net realized gain (loss)	$(10,726,308)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(38,950,868)
Affiliated issuers	5,890
Net unrealized gain (loss)	$(38,944,978)
Net realized and unrealized gain (loss)	$(49,671,286)
Change in net assets from operations	$153,428,843

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	1/31/19	1/31/18
Change in net assets

From operations
Net investment income (loss)	$203,100,129	$172,929,806
Net realized gain (loss)	(10,726,308)	13,295,967
Net unrealized gain (loss)	(38,944,978)	40,610,301
Change in net assets from operations	$153,428,843	$226,836,074
Total distributions to shareholders (a)	$(193,104,583)	$(170,448,372)
Change in net assets from fund share transactions	$357,845,640	$856,860,511
Total change in net assets	$318,169,900	$913,248,213

Net assets
At beginning of period	4,554,514,451	3,641,266,238
At end of period (b)	$4,872,684,351	$4,554,514,451

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended January 31, 2018, distributions from net investment income were $170,448,372.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 2. For the year ended January 31, 2018, end of period net assets included undistributed net investment income of $7,452,119.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	1/31/19	1/31/18	1/31/17		1/31/16	1/31/15
Net asset value, beginning of period	$8.16	$8.02	$8.25		$8.29	$7.61

Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.36	$0.37	(c)	$0.37	$0.39
Net realized and unrealized gain (loss)	(0.08)	0.14	(0.25)		(0.06)	0.65
Total from investment operations	$0.27	$0.50	$0.12		$0.31	$1.04

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.36)	$(0.35)		$(0.35)	$(0.36)
Net asset value, end of period (x)	$8.09	$8.16	$8.02		$8.25	$8.29
Total return (%) (r)(s)(t)(x)	3.31	6.29	1.38	(c)	3.86	14.01

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.67	0.68	0.71	(c)	0.70	0.71
Expenses after expense reductions (f)	0.66	0.65	0.66	(c)	0.66	0.68
Net investment income (loss)	4.35	4.44	4.41	(c)	4.54	4.85
Portfolio turnover	24	17	23		17	12
Net assets at end of period (000 omitted)	$1,623,004	$1,589,868	$1,781,515		$1,974,564	$1,583,324

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.64	0.64	0.65	(c)	0.65	0.67

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended

	1/31/19	1/31/18	1/31/17		1/31/16	1/31/15
Net asset value, beginning of period	$8.16	$8.03	$8.26		$8.30	$7.61

Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.30	$0.30	(c)	$0.31	$0.33
Net realized and unrealized gain (loss)	(0.07)	0.13	(0.25)		(0.06)	0.66
Total from investment operations	$0.22	$0.43	$0.05		$0.25	$0.99

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.30)	$(0.28)		$(0.29)	$(0.30)
Net asset value, end of period (x)	$8.10	$8.16	$8.03		$8.26	$8.30
Total return (%) (r)(s)(t)(x)	2.68	5.35	0.59	(c)	3.06	13.27

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.68	1.71	(c)	1.70	1.71
Expenses after expense reductions (f)	1.41	1.41	1.44	(c)	1.44	1.45
Net investment income (loss)	3.61	3.68	3.62	(c)	3.78	4.08
Portfolio turnover	24	17	23		17	12
Net assets at end of period (000 omitted)	$17,392	$22,213	$26,528		$30,537	$33,622

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.40	1.40	1.43	(c)	1.43	1.44

See Notes to Financial Statements

Financial Highlights – continued

Class C	Year ended

	1/31/19	1/31/18	1/31/17		1/31/16	1/31/15
Net asset value, beginning of period	$8.16	$8.03	$8.26		$8.30	$7.61

Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.28	$0.28	(c)	$0.29	$0.31
Net realized and unrealized gain (loss)	(0.08)	0.13	(0.24)		(0.06)	0.66
Total from investment operations	$0.19	$0.41	$0.04		$0.23	$0.97

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.28)	$(0.27)		$(0.27)	$(0.28)
Net asset value, end of period (x)	$8.10	$8.16	$8.03		$8.26	$8.30
Total return (%) (r)(s)(t)(x)	2.42	5.10	0.37	(c)	2.83	13.01

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.68	1.71	(c)	1.70	1.71
Expenses after expense reductions (f)	1.66	1.65	1.66	(c)	1.66	1.68
Net investment income (loss)	3.35	3.43	3.41	(c)	3.55	3.84
Portfolio turnover	24	17	23		17	12
Net assets at end of period (000 omitted)	$230,387	$282,931	$285,224		$271,643	$254,973

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.64	1.64	1.65	(c)	1.65	1.66

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended

	1/31/19	1/31/18	1/31/17		1/31/16	1/31/15
Net asset value, beginning of period	$8.15	$8.02	$8.25		$8.29	$7.60

Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.36	$0.37	(c)	$0.37	$0.38
Net realized and unrealized gain (loss)	(0.08)	0.13	(0.25)		(0.06)	0.67
Total from investment operations	$0.27	$0.49	$0.12		$0.31	$1.05

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.36)	$(0.35)		$(0.35)	$(0.36)
Net asset value, end of period (x)	$8.09	$8.15	$8.02		$8.25	$8.29
Total return (%) (r)(s)(t)(x)	3.44	6.15	1.38	(c)	3.86	14.14

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.67	0.68	0.71	(c)	0.71	0.71
Expenses after expense reductions (f)	0.66	0.65	0.66	(c)	0.66	0.68
Net investment income (loss)	4.34	4.42	4.42	(c)	4.55	4.78
Portfolio turnover	24	17	23		17	12
Net assets at end of period (000 omitted)	$2,145,125	$2,261,507	$1,547,999		$1,319,815	$1,032,069

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.64	0.64	0.65	(c)	0.65	0.66

See Notes to Financial Statements

Financial Highlights – continued

Class R6	Year ended

	1/31/19	1/31/18 (i)
Net asset value, beginning of period	$8.15	$8.23

Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.22
Net realized and unrealized gain (loss)	(0.09)	(0.06	)(g)
Total from investment operations	$0.27	$0.16

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.24)
Net asset value, end of period (x)	$8.08	$8.15
Total return (%) (r)(s)(t)(x)	3.40	1.97	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.58	0.57	(a)
Expenses after expense reductions (f)	0.57	0.56	(a)
Net investment income (loss)	4.41	4.12	(a)
Portfolio turnover	24	17
Net assets at end of period (000 omitted)	$856,776	$397,994

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.56	0.55	(a)

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)

The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(i)	For Class R6, the period is from the class inception, June 2, 2017, through the stated period end.
(l)	Interest expense and fees relate to payments made to the holders of the floating rate certificates.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Municipal High Income Fund (the fund) is a diversified series of MFS Series Trust III which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in municipal instruments, which generally trade in the over-the-counter market. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of, and the ability to pay principal and interest when due by, an issuer of a municipal instrument depends on the credit quality of the entity supporting the municipal instrument, how essential any services supported by the municipal instrument are, the sufficiency of any revenues or taxes that support the municipal instrument, and/or the willingness or ability of the appropriate government entity to approve any appropriations necessary to support the municipal instrument. Municipal instruments may be supported by insurance which typically guarantees the timely payment of all principal and interest due on the underlying municipal instrument. The value of a municipal instrument can be volatile and significantly affected by adverse tax changes or court rulings, legislative or political changes, changes in specific or general market and economic conditions in the region where the instrument is issued, and the financial condition of municipal issuers and of municipal instrument insurers of which there are a limited number. Also, because many municipal instruments are issued to finance similar projects, conditions in certain industries can significantly affect the fund and the overall municipal market. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the fund could be taxable to shareholders. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.

Notes to Financial Statements – continued

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables –Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from

Notes to Financial Statements – continued

a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining

Notes to Financial Statements – continued

the fair value of investments. The following is a summary of the levels used as of January 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$4,856,662,568	$—	$4,856,662,568
Mutual Funds	114,920,825	—	—	114,920,825
Total	$114,920,825	$4,856,662,568	$—	$4,971,583,393

For further information regarding security characteristics, see the Portfolio of Investments.

Inverse Floaters – The fund invests in municipal inverse floating rate securities which are structured by the issuer (known as primary market inverse floating rate securities) or by the fund utilizing the fund’s municipal bonds which have already been issued (known as self-deposited secondary market inverse floating rate securities) to have variable rates of interest which typically move in the opposite direction of short-term interest rates. A self-deposited secondary market inverse floating rate security is created when the fund transfers a fixed rate municipal bond to a special purpose trust (“the trust”), and causes the trust to (a) issue floating rate certificates to third parties, in an amount equal to a fraction of the par amount of the deposited bonds (these certificates usually pay tax-exempt interest at short-term interest rates that typically reset weekly; and the certificate holders typically, on seven days notice, have the option to tender their certificates to the trust or another party for redemption at par plus accrued interest), and (b) issue inverse floating rate certificates (sometimes referred to as “inverse floaters”) which are held by the fund. Such self-deposited inverse floaters held by the fund are accounted for as secured borrowings, with the municipal bonds reflected in the investments of the fund and amounts owed to the holders of the floating rate certificates under the provisions of the trust, which amounts are paid solely from the assets of the trust, reflected as liabilities of the fund in the Statement of Assets and Liabilities under the caption, “Payable to the holders of the floating rate certificates”. The carrying value of the fund’s payable to the holders of the floating rate certificates from trust assets as reported in the fund’s Statement of Assets and Liabilities approximates its fair value. The value of the payable to the holders of the floating rate certificates from trust assets as of the reporting date is considered level 2 under the fair value hierarchy disclosure. At January 31, 2019, the fund’s payable to the holders of the floating rate certificates from trust assets was $76,507,939 and the weighted average interest rate on the settled floating rate certificates issued by the trust was 1.50%. For the year ended January 31, 2019, the average payable to the holders of the settled floating rate certificates from trust assets was $34,238,534 at a weighted average interest rate of 1.56%. Interest expense and fees relate to interest payments made to the holders of certain floating rate certificates and associated fees, both of which are made from trust assets. Interest expense and fees are recorded as incurred. For the year ended January 31, 2019, interest expense and fees related to self-deposited inverse floaters amounted to $689,542 and are included in “Interest expense and fees” in the Statement of Operations.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business,

Notes to Financial Statements – continued

the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended January 31, 2019, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order

Notes to Financial Statements – continued

to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards and amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 1/31/19	Year ended 1/31/18
Ordinary income (including any short-term capital gains)	$6,814,996	$7,555,000
Tax-exempt income	186,289,587	162,893,372

Total distributions	$193,104,583	$170,448,372

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/19

Cost of investments	$4,777,058,595
Gross appreciation	160,083,288

Gross depreciation	(42,066,429)
Net unrealized appreciation (depreciation)	$118,016,859

Undistributed ordinary income	748,774
Undistributed tax-exempt income	23,084,452
Capital loss carryforwards	(58,791,341)
Other temporary differences	(16,312,230)

As of January 31, 2019, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(33,029,465)
Long-Term	(25,761,876)

Total	$(58,791,341)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A

Notes to Financial Statements – continued

shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income

	Year ended 1/31/19	Year ended 1/31/18 (i)
Class A	$66,395,275	$67,868,751
Class B	677,458	887,337
Class C	7,775,203	9,528,995
Class I	85,633,971	90,606,772
Class R6	32,622,676	1,556,517
Total	$193,104,583	$170,448,372

(i)	For Class R6, the period is from the class inception, June 2, 2017, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period from February 1, 2018 through July 31, 2018, the management fee was computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $2.5 billion	0.55%
In excess of $2.5 billion and up to $5 billion	0.50%
In excess of $5 billion	0.45%

Effective August 1, 2018, the management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $2.5 billion	0.55%
In excess of $2.5 billion and up to $5 billion	0.50%
In excess of $5 billion and up to $10 billion	0.45%
In excess of $10 billion	0.425%

MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended January 31, 2019, this management fee reduction amounted to $455,819, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended January 31, 2019 was equivalent to an annual effective rate of 0.52% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest expenses and fees

Notes to Financial Statements – continued

associated with investments in inverse floating rate instruments), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Class A	Class B	Class C	Class I	Class R6
0.65%	1.40%	1.65%	0.65%	0.56%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2020. For the year ended January 31, 2019, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $120,486 for the year ended January 31, 2019, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class B	0.75%	0.25%	1.00%	0.75%	$199,776
Class C	0.75%	0.25%	1.00%	1.00%	2,480,938
Total Distribution and Service Fees					$2,680,714

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2019 based on each class’s average daily net assets. MFD has agreed in writing to reduce the Class B service fee rate to 0.00% for all Class B shares. This agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least May 31, 2020. For the year ended January 31, 2019, the waiver amounted to $49,944, which is included in the reduction of total expenses on the Statement of Operations. MFD has also voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended January 31, 2019, this rebate amounted to $455 for Class C shares, which is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are

Notes to Financial Statements – continued

subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2019, were as follows:

Amount
Class A	$160,249
Class B	22,686
Class C	26,634

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended January 31, 2019, the fee was $177,879, which equated to 0.0038% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended January 31, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,484,751.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2019 was equivalent to an annual effective rate of 0.0129% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $3,569 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended January 31, 2019. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $5,589 at January 31, 2019, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended January 31, 2019, the fee paid by the fund under this agreement was $7,575 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On June 1, 2017, MFS purchased 6,075 shares of Class R6 for an aggregate amount of $50,000 as an initial investment in the class. On December 14, 2018, MFS redeemed 6,477 shares of Class R6 for an aggregate amount of $52,011.

(4) Portfolio Securities

For the year ended January 31, 2019, purchases and sales of investments, other than short-term obligations, aggregated $1,634,220,644 and $1,121,161,978, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/19		Year ended 1/31/18 (i)

	Shares	Amount	Shares	Amount
Shares sold
Class A	50,684,626	$411,486,006	47,431,359	$388,366,464
Class B	144,923	1,179,012	168,828	1,382,452
Class C	4,826,236	39,221,787	5,503,262	45,140,939
Class I	103,128,132	836,319,781	150,222,175	1,222,508,235
Class R6	87,485,395	709,665,745	50,281,508	411,742,022
	246,269,312	$1,997,872,331	253,607,132	$2,069,140,112

Shares issued to shareholders in reinvestment of distributions
Class A	7,436,249	$60,380,090	7,539,633	$61,727,025
Class B	67,594	549,658	87,028	713,135
Class C	812,535	6,606,551	972,679	7,972,745
Class I	8,733,196	70,865,003	9,368,649	76,731,193
Class R6	3,736,812	30,311,492	179,800	1,469,197
	20,786,386	$168,712,794	18,147,789	$148,613,295

Notes to Financial Statements – continued

	Year ended 1/31/19		Year ended 1/31/18 (i)

	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(52,458,057)	$(425,697,347)	(82,094,828)	$(665,446,477)
Class B	(786,039)	(6,383,597)	(838,466)	(6,875,496)
Class C	(11,849,783)	(96,240,131)	(7,337,782)	(60,101,557)
Class I	(124,029,436)	(1,004,740,888)	(75,216,162)	(615,252,943)
Class R6	(34,075,768)	(275,677,522)	(1,610,262)	(13,216,423)
	(223,199,083)	$(1,808,739,485)	(167,097,500)	$(1,360,892,896)

Net change
Class A	5,662,818	$46,168,749	(27,123,836)	$(215,352,988)
Class B	(573,522)	(4,654,927)	(582,610)	(4,779,909)
Class C	(6,211,012)	(50,411,793)	(861,841)	(6,987,873)
Class I	(12,168,108)	(97,556,104)	84,374,662	683,986,485
Class R6	57,146,439	464,299,715	48,851,046	399,994,796
	43,856,615	$357,845,640	104,657,421	$856,860,511

(i)	For Class R6, the period is from the class inception, June 2, 2017, through the stated period end.

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended January 31, 2019, the fund’s commitment fee and interest expense were $27,968 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		71,284,047	1,141,912,941	(1,098,264,669)	114,932,319

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(50)	$5,890	$—	$1,621,972	$114,920,825

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Municipal High Income Fund and the Board of Trustees of MFS Series Trust III

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Municipal High Income Fund (the “Fund”) (one of the funds constituting MFS Series Trust III (the “Trust”)), including the portfolio of investments, as of January 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust III) at January 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

March 19, 2019

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of March 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 57)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

Trustees and Officers – continued

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Gary Lasman
Geoffrey Schechter

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, 96.47% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, Michael Hegarty, James Kilman and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended January 31, 2019 and 2018, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2019	2018
Fees billed by Deloitte:
MFS Global High Yield Fund	77,665	75,937
MFS High Income Fund	72,754	71,136
MFS High Yield Pooled Portfolio	33,443	32,709

Total	183,862	179,782

	Audit Fees
	2019	2018
Fees billed by E&Y:
MFS Municipal High Income Fund	55,127	53,905

For the fiscal years ended January 31, 2019 and 2018, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2019	2018	2019	2018	2019	2018
Fees billed by Deloitte:
To MFS Global High Yield Fund	0	0	6,870	6,716	0	0
To MFS High Income Fund	0	0	8,889	8,689	0	0
To MFS High Yield Pooled Portfolio	0	0	8,634	8,440	0	0
Total fees billed by Deloitte To above Funds	0	0	24,393	23,845	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2019	2018	2019	2018	2019	2018
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Global High Yield Fund*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS High Income Fund*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS High Yield Pooled Portfolio*	0	0	0	0	5,390	5,390

	Aggregate Fees for Non-audit Services
	2019	2018
Fees billed by Deloitte:
To MFS Global High Yield Fund, MFS and MFS Related Entities#	12,260	758,636
To MFS High Income Fund, MFS and MFS Related Entities#	14,279	760,609
To MFS High Yield Pooled Portfolio, MFS and MFS Related Entities#	14,024	760,360

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2019	2018	2019	2018	2019	2018
Fees billed by E&Y:
To MFS Municipal High Income Fund	0	0	9,815	9,595	2,232	2,050

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2019	2018	2019	2018	2019	2018
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Municipal High Income Fund*	1,743,310	1,767,893	0	0	138,900	68,300

	Aggregate Fees for Non-audit Services
	2019	2018
Fees billed by E&Y:
To MFS Municipal High Income Fund, MFS and MFS Related Entities#	2,128,157	1,993,838

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#

This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to the review of internal controls and Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a) (1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST III

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: March 19, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: March 19, 2019

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: March 19, 2019

*	Print name and title of each signing officer under his or her signature.